1933 Act Registration No. 333-39869


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  Form N- 14AE


                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933


[ ]      Pre-Effective                            [X] Post-Effective
         Amendment No.                                Amendment No. 1

                             EVERGREEN EQUITY TRUST
               (Exact Name of Registrant as Specified in Charter)


                 Area Code and Telephone Number: (617) 210-3200

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                        -----------------------------------
                    (Address of Principal Executive Offices)

                          Rosemary D. Van Antwerp, Esq.
                     Keystone Investment Management Company
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                     -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
                          1025 Connecticut Avenue, N.W.
                             Washington, D.C. 20036


         It is proposed that this filing will become effective:

[ ] immediately  upon filing pursuant to paragraph (b)
[ ] on ________  pursuant to paragraph  (b)
[X] 60 days after filing  pursuant to paragraph  (a)(1)
[ ] on ________  pursuant  to  paragraph  (a)(1)
[ ] 75 days after  filing  pursuant to paragraph (a)(2)
[ ] on ________ pursuant to paragraph (a)(2) of Rule 485

         Pursuant to Rule 414 under the Securities Act of 1933, by this amendment to Registration Statement No. 33-39869 on Form N- 14 of Evergreen Investment Trust, a Massachusetts business trust, the Registrant hereby adopts the Registration Statement of such trust with respect to the Evergreen Value Fund series thereof under the Securities Act of 1933.

                             EVERGREEN EQUITY TRUST


                              CROSS REFERENCE SHEET

            Pursuant to Rule 481(a) under the Securities Act of 1933


                                              Location in Prospectus/Proxy
Item of Part A of Form N-14                                           Statement

1.       Beginning of Registration            Cross Reference Sheet; Cover
         Statement and Outside                Page
         Front Cover Page of
         Prospectus

2.       Beginning and Outside                Table of Contents
         Back Cover Page of
         Prospectus

3.       Fee Table, Synopsis and              Comparison of Fees and
         Risk Factors                         Expenses; Summary; Comparison
                                              of Investment Objectives and
                                              Policies; Risks


4.       Information About the                Summary; Reasons for the
         Transaction
                                              Reorganization; Comparative
                                              Information on Shareholders'
                                              Rights; Exhibit A (Agreement
                                              and Plan of Reorganization)


5.       Information about the                Cover Page; Summary; Risks;
         Registrant                           Comparison of Investment
                                              Objectives and Policies;
                                              Comparative Information on
                                              Shareholders' Rights;
                                              Additional Information

6.       Information about the                Cover Page; Summary; Risks;
         Company Being Acquired               Comparison of Investment
                                              Objective and Policies;
                                              Comparative Information on
                                              Shareholders' Rights;
                                              Additional Information

7.       Voting Information
                                              Cover Page; Summary; Voting
                                              Information Concerning the
                                              Meeting

8.       Interest of Certain                  Financial Statements and
         Persons and Experts                  Experts; Legal Matters

9.       Additional Information               Inapplicable
         Required for Reoffering
         by Persons Deemed to be
         Underwriters

Item of Part B of Form N-14

10.      Cover Page                           Cover Page

11.      Table of Contents                    Omitted


12.      Additional Information               Statement of Additional
         About the Registrant                 Information of
                                              Evergreen
                                              Value Fund dated  December
                                              1, 1997, as amended


13.      Additional Information               Statement of Additional
         about the Company Being              Information of The Virtus
         Acquired                             Funds - The Style Manager:
                                              Large Cap Fund dated November
                                              30, 1997

14.      Financial Statements                 Financial Statements dated
                                              July 31, 1997 of Evergreen
                                              Value Fund; Financial
                                              Statements of The Style
                                              Manager: Large Cap Fund dated
                                              September 30, 1997

Item of Part C of Form N-14
                                              Incorporated by Reference to
15.      Indemnification                      Part A Caption - "Comparative
                                              Information on Shareholders'
                                              Rights - Liability and
                                              Indemnification of Trustees"

16.      Exhibits
                                              Item 16.          Exhibits

17.      Undertakings                         Item 17.          Undertakings

                                THE VIRTUS FUNDS
                        THE STYLE MANAGER: LARGE CAP FUND
                            FEDERATED INVESTORS TOWER
                       PITTSBURGH, PENNSYLVANIA 15222-3779


January 5, 1998


Dear Shareholder,


As a result of the merger of Signet Banking Corporation with and into a wholly-owned subsidiary of First Union Corporation effective November 28, 1997, I am writing to shareholders of The Style Manager: Large Cap Fund (the "Fund") to inform you of a Special Shareholders' meeting to be held on February 20, 1998. Before that meeting I would like your vote on the important issues affecting your Fund as described in the attached Prospectus/Proxy Statement.

The Prospectus/Proxy Statement includes three proposals. The first proposal requests that shareholders consider and act upon an Agreement and Plan of
Reorganization  whereby  all of the  assets  of the Fund  would be  acquired  by
Evergreen  Value  Fund in  exchange  for  either  Class A or Class Y  shares  of
Evergreen Value Fund and the assumption by Evergreen Value Fund of certain liabilities of the Fund. You will receive shares of Evergreen Value Fund having an aggregate net asset value equal to the aggregate net asset value of your Fund shares. Details about Evergreen Value Fund's investment objective, portfolio management team, performance, etc. are contained in the attached Prospectus/Proxy Statement. The transaction is a non-taxable event for shareholders.


The second proposal requests shareholder consideration of an Interim Investment Advisory Agreement between the Fund and Virtus
Capital Management, Inc.

The third and final proposal requests shareholder consideration of an Interim Sub-Advisory Agreement between Virtus Capital Management, Inc. and Trend Capital Management, Inc.

Information relating to the Interim Investment Advisory Agreement and the Interim Sub-Advisory Agreement is contained in the attached Prospectus/Proxy Statement.


The Board of Trustees has approved the proposals and recommends that you vote FOR these proposals.


I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposals presented and sign and return your proxy card in the enclosed postage-paid envelope today.

If we do not receive your completed proxy card after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation, who will remind you to vote your shares.


Thank you for taking this matter seriously and participating in this important process.

Sincerely,


 Edward C. Gonzales
 President
The Virtus Funds

                                THE VIRTUS FUNDS
                        THE STYLE MANAGER: LARGE CAP FUND
                            FEDERATED INVESTORS TOWER
                       PITTSBURGH, PENNSYLVANIA 15222-3779

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 20, 1998



         Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of The Style Manager: Large Cap Fund, a series of The Virtus Funds ("Large Cap"), will be held at the offices of the Evergreen Funds, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116, on February 20, 1998 at 2:00 p.m.

for the following purposes:


         1. To consider and act upon the Agreement and Plan of Reorganization (the "Plan") dated as of November 26, 1997, providing for the acquisition of all of the assets of Large Cap by Evergreen Value Fund, a series of Evergreen Equity Trust, ("Evergreen Value") in exchange for shares of Evergreen Value and the assumption by Evergreen Value of certain identified liabilities of Large Cap. The Plan also provides for distribution of such shares of Evergreen Value to shareholders of Large Cap in liquidation and subsequent termination of Large Cap. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Large Cap.


     2. To consider and act upon the Interim Investment Advisory Agreement between Large Cap and Virtus Capital Management, Inc.

     3. To consider and act upon the Interim Sub-Advisory Agreement between Virtus Capital Management, Inc. and Trend Capital Management, Inc.

         4. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.


         The Trustees of The Virtus Funds on behalf of Large Cap have fixed the close of business on December 26, 1997 as the record date for the determination of shareholders of Large Cap entitled to notice of and to vote at the Meeting or any adjournment thereof.


     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED WITHOUT DELAY TO SIGN AND RETURN THE ENCLOSED PROXY IN THE

ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                        By Order of the Board of Trustees

                                                              John W. McGonigle
                                                              Secretary

January 5, 1998

                     INSTRUCTIONS FOR EXECUTING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card(s) properly.

         1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card(s).

         2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card(s).

         3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION                                     VALID SIGNATURE

CORPORATE
ACCOUNTS
(1)  ABC Corp.                                   ABC Corp.
(2)  ABC Corp.                                   John Doe, Treasurer
(3)  ABC Corp.
c/o John Doe, Treasurer                          John Doe, Treasurer
(4)  ABC Corp. Profit Sharing Plan               John Doe, Trustee
TRUST ACCOUNTS

(1)  ABC Trust                                   Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee                        Jane B. Doe
u/t/d 12/28/78
CUSTODIAL OR ESTATE ACCOUNTS
(1)  John B. Smith, Cust.                        John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2)  John B. Smith,    Sr.                       John B. Smith, Jr., Executor

                PROSPECTUS/PROXY STATEMENT DATED JANUARY 5, 1998

                            Acquisition of Assets of

                        THE STYLE MANAGER: LARGE CAP FUND
                                   a series of
                                The Virtus Funds
                            Federated Investors Tower

                       Pittsburgh, Pennsylvania 15222-3779


                        By and in Exchange for Shares of

                              EVERGREEN VALUE FUND
                                   a series of
                             Evergreen Equity Trust
                               200 Berkeley Street
                           Boston, Massachusetts 02116


         This Prospectus/Proxy Statement is being furnished to shareholders of The Style Manager: Large Cap Fund ("Large Cap") in connection with a proposed Agreement and Plan of Reorganization (the "Plan") to be submitted to shareholders of Large Cap for consideration at a Special Meeting of Shareholders to be held on February 20, 1998 at 2:00 p.m. at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, Massachusetts 02116, and any adjournments thereof (the "Meeting"). The Plan provides for all of the assets of Large Cap to be acquired by Evergreen Value Fund ("Evergreen Value") in exchange for shares of Evergreen Value and the assumption by Evergreen Value of certain identified liabilities of Large Cap (hereinafter referred to as the "Reorganization"). Evergreen Value and Large Cap are sometimes hereinafter referred to individually as the "Fund" and collectively as the "Funds." Following the Reorganization, shares of Evergreen Value will be distributed to shareholders of Large Cap in liquidation of Large Cap and such Fund will be terminated. Holders of Investment shares and Trust shares of Large Cap will receive Class A and Class Y shares, respectively, of Evergreen Value. Each such class of shares of Evergreen Value has the same Rule 12b-1 distribution-related fees, if any, as the shares of the class of Large Cap held by such holders prior to the Reorganization. No initial sales charge will be imposed in connection with Class A shares of Evergreen Value received by holders of Investment shares of Large Cap. As a result of the proposed Reorganization, shareholders of Large Cap will receive that number of full and fractional shares of Evergreen Value having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of Large Cap. The Reorganization is being structured as a tax-free reorganization for federal income tax purposes.

         Evergreen Value is a separate series of Evergreen Equity Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objectives of Evergreen Value are to seek long-term capital appreciation with current income as a secondary objective. Such investment objectives are substantially identical to those of Large Cap.


         Shareholders of Large Cap are also being asked to approve the Interim Investment Advisory Agreement with Virtus Capital Management, Inc., a subsidiary of First Union Corporation ("Virtus") (the "Interim Advisory Agreement"), with the same terms and fees as the previous advisory agreement between Large Cap and Virtus and the Interim Sub-Advisory Agreement between Virtus and Trend Capital Management, Inc. ("Trend") with the same terms and fees as the previous sub-advisory agreement between Virtus and Trend. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will be in effect for the period of time between November 28, 1997, the date on which the merger of Signet Banking Corporation with and into a wholly-owned subsidiary of First Union Corporation was consummated, and the date of the Reorganization (scheduled for on or about February 27, 1998).


         This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about Evergreen Value that shareholders of Large Cap should know before voting on the Reorganization. Certain relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated January 5, 1998, relating to this Prospectus/Proxy Statement and the Reorganization which includes the financial statements of Evergreen Value dated July 31, 1997 and Large Cap dated September 30, 1997, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by writing to Evergreen Value at 200 Berkeley Street, Boston, Massachusetts 02116, or by calling toll-free 1-800-343-2898.

         The two Prospectuses of Evergreen Value dated May 1, 1997, as amended and its Annual Report for the period ended July 31, 1997 are incorporated herein by reference in their entirety, insofar as they relate to Evergreen Value only, and not to any other fund described therein. The Prospectuses, which pertain (i) to Class Y shares and (ii) to Class A, Class B and Class C shares, differ only insofar as they describe the separate distribution and shareholder servicing arrangements applicable to the classes. Shareholders of Large Cap will receive, with this

Prospectus/Proxy Statement, copies of the Prospectus pertaining to the class of shares of Evergreen Value that they will receive as a result of the consummation of the Reorganization. Additional information about Evergreen Value is contained in its Statement of Additional Information dated December 1, 1997, as amended, which has been filed with the SEC and which is available upon request and without charge by writing to or calling Evergreen Value at the address or telephone number listed in the preceding paragraph.


         The two Prospectuses of Large Cap (which pertain to (i) Trust shares and (ii) Investment shares) dated November 30, 1997, insofar as they relate to Large Cap only, and not to any other funds described therein, are incorporated herein in their entirety by reference. Copies of the Prospectuses and related Statements of Additional Information dated the same date are available upon request without charge by writing to Large Cap at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-829-3863.


         Included as Exhibits A, B and C to this Prospectus/Proxy Statement are a copy of the Plan, the Interim Advisory Agreement and the Interim Sub- Advisory Agreement, respectively.


         THESE   SECURITIES  HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY  THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The shares offered by this Prospectus/Proxy Statement are not deposits or obligations of any bank and are not insured or otherwise protected by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency and involve investment risk, including possible loss of capital.

                                TABLE OF CONTENTS


                                                                          Page

COMPARISON OF FEES AND EXPENSES............................................6

SUMMARY  .................................................................11
         Proposed Plan of Reorganization..................................11
         Tax Consequences.................................................13
         Investment Objectives and Policies
of the Funds..............................................................13
         Comparative Performance Information
for each Fund.............................................................14
         Management of the Funds..........................................15
         Investment Advisers and Sub-Adviser..............................15
         Administrators...................................................16
         Portfolio Management.............................................16
         Distribution of Shares...........................................16
         Purchase and Redemption Procedures...............................18
         Exchange Privileges..............................................18
         Dividend Policy..................................................19
         Risks    ........................................................20


REASONS FOR THE REORGANIZATION............................................20
         Agreement and Plan of Reorganization.............................23
         Federal Income Tax Consequences............................... 25
         Pro-forma Capitalization.........................................26
         Shareholder Information..........................................28


COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES..........................28


COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS...........................31
         Forms of Organization......................................... 32
         Capitalization...................................................32
         Shareholder Liability......................................... 33
         Shareholder Meetings and Voting Rights...........................33
         Liquidation or Dissolution.......................................34
         Liability and Indemnification of Trustees..................... 35


INFORMATION REGARDING THE INTERIM ADVISORY
AGREEMENT.................................................................36
         Introduction.....................................................36
         Comparison of the Interim Advisory
Agreement

              and the Previous Advisory
Agreement.................................................................37
         Information  about Large Cap's Investment

Adviser...................................................................38

INFORMATION REGARDING THE INTERIM SUB-
ADVISORY AGREEMENT........................................................39
         Introduction.....................................................39
         Comparison of the Interim Sub-Advisory
Agreement

              and the Previous Sub-

Advisory Agreement........................................................40

ADDITIONAL INFORMATION....................................................41

VOTING INFORMATION CONCERNING THE MEETING.................................42


FINANCIAL STATEMENTS AND EXPERTS....................................... 45


LEGAL MATTERS.............................................................45

OTHER BUSINESS............................................................45


APPENDIX A................................................................46

APPENDIX B................................................................47

EXHIBIT A

EXHIBIT B

EXHIBIT C

EXHIBIT D

                         COMPARISON OF FEES AND EXPENSES

         The amounts for Class Y and Class A shares of Evergreen Value set forth in the following tables and in the examples are based on the expenses of Evergreen Value for the fiscal year ended July 31, 1997. The amounts for Trust and Investment shares of Large Cap set forth in the following tables and in the examples are based on the expenses for Large Cap for the fiscal year ended September 30, 1997. The pro forma amounts for Class Y and Class A shares of Evergreen Value are based on the estimated expenses of Evergreen Value for the fiscal year ending July 31, 1998.

         The following tables show for Evergreen Value, Large Cap and Evergreen Value pro forma, assuming consummation of the Reorganization, the shareholder transaction expenses and annual fund operating expenses associated with an investment in the Class Y, Class A, Trust and Investment shares of each Fund, as applicable.

                    Comparison of Class Y and Class A Shares
                        of Evergreen Value With Trust and
                         Investment Shares of Large Cap




                                            Evergreen Value
                                            ---------------
Shareholder
Transaction Expenses                     Class Y            Class A
                                         -------            -------

Maximum Sales Load                       None               4.75%
Imposed on Purchases
(as a percentage of
offering price)

Maximum Sales Load                       None               None
Imposed on
Reinvested Dividends
(as a percentage of
offering price)

Contingent Deferred                      None               None
Sales Charge (as a
percentage of
original purchase
price or redemption
proceeds, whichever
is lower)

Exchange Fee                             None               None

Annual Fund
Operating Expenses
(as a percentage of
average daily net
assets)

Management Fee                           0.50%              0.50%

12b-1 Fees (1)                           None               0.25%

Other Expenses                           0.17%              0.17%
                                         --------           ---------

Annual Fund
Operating Expenses                       0.67%              0.92%
                                         --------           ----------
                                         --------           ----------



                                                              Large Cap
                                                              ---------

Shareholder Transaction                                    Trust              Investment
Expenses                                                   -----              ----------

Maximum Sales Load Imposed on                              None               None
Purchases (as a percentage of
offering price)

Maximum Sales Load Imposed on                              None               None
Reinvested Dividends (as a
percentage of offering price)




Contingent Deferred Sales                                  None               2.00%
Charge (as a percentage of                                                    within
original purchase price or                                                    five years
redemption proceeds, whichever                                                of
is lower)                                                                     purchase
                                                                              date and
                                                                              0.00%
                                                                              thereafter

Exchange Fee                                               None               None

Annual Fund Operating Expenses
(as a percentage of average
daily net assets)

Management Fee                                             0.75%              0.75%

12b-1 Fees                                                 None               0.25%

Other Expenses                                             0.49%              0.49%
                                                           -----              -----

Annual Fund Operating Expenses                             1.24%              1.49%
                                                           -----              -----
                                                           -----              -----



                           Evergreen Value Pro Forma

Shareholder
Transaction                            Class Y              Class A
Expenses                               -------              -------

Maximum Sales Load                     None                 4.75%
Imposed on
Purchases (as a
percentage of
offering price)

Maximum Sales Load                     None                 None
Imposed on
Reinvested
Dividends (as a
percentage of
offering price)

Contingent Deferred                    None                 None
Sales Charge (as a
percentage of
original purchase
price or redemption
proceeds, whichever
is lower)

Exchange Fee                           None                 None

Annual Fund
Operating Expenses
(as a percentage of
average daily net
assets)

Management Fee                         0.50%                0.50%

12b-1 Fees(1)                          None                 0.25%

Other Expenses                         0.17%                0.17%
                                       ---------            ----------

Annual Fund

Operating Expenses                     0.67%
                                       ---------            0.92%

                                       ---------            ----------
                                                            ----------
---------------
(1) Class A shares of Evergreen Value can pay up to 0.75% of average daily net assets as a 12b-1 fee. For the foreseeable future, the Class A 12b-1 fees will be limited to 0.25% of average daily net assets.


         Examples. The following tables show for Evergreen Value and Large Cap, and for Evergreen Value pro forma, assuming consummation of the Reorganization, examples of the cumulative effect of shareholder transaction expenses and annual fund operating expenses indicated above on a $1,000 investment in each class of shares for the periods specified, assuming (i) a 5% annual return, and (ii) redemption at the end of such period and, additionally for Investment shares, no redemption at the end of each period. In the case of Evergreen Value pro forma, the examples do not reflect the imposition of the 4.75% maximum sales load on purchases since Large Cap shareholders who receive Class A shares of Evergreen Value in the Reorganization or who purchase additional Class A shares subsequent to the Reorganization will not incur any sales load.




                                 Evergreen Value
                                 ---------------

                                      One                  Three                 Five                Ten
                                      Year                 Years                 Years               Years
                                      ----                 -----                 -----               -----

Class Y                               $7                   $21                   $37                 $83

Class A                               $56                  $75                   $95                 $154




                                            Large Cap
                                            ---------

                                      One                  Three                 Five                Ten
                                      Year                 Years                 Years               Years
                                      ----                 -----                 -----               -----


Trust                                     $13                  $39                   $68                  $150

Investment                                $35                  $67               $81                      $178
(Assuming
redemption at end
of period)

Investment                                $15                  $47                   $81                  $178
(Assuming no
redemption at end
of period)




                                    Evergreen Value Pro Forma

                                    -------------------------

                                      One                  Three                 Five                Ten
                                      Year                 Years                 Years               Years
                                      -----                -----                 -----               -----

Class Y                               $7                   $21                   $37                 $83


Class A                               $9                   $29                   $51                  $113



         The purpose of the foregoing examples is to assist Large Cap shareholders in understanding the various costs and expenses that an investor in Evergreen Value would bear directly and indirectly as a result of the Reorganization, as compared with the various direct and indirect expenses currently borne by a shareholder in Large Cap. These examples should not be considered a representation of past or future expenses or annual return. Actual expenses may be greater or less than those shown.

                                     SUMMARY

         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement and, to the extent not inconsistent with such additional information, the Prospectuses of Evergreen Value dated May 1, 1997, as amended and the Prospectuses of Large Cap dated November 30, 1997 (which are incorporated herein by reference), the Plan, the Interim Advisory Agreement and the Interim Sub-Advisory Agreement, forms of which are attached to this Prospectus/Proxy Statement as Exhibits A, B and C, respectively.

Proposed Plan of Reorganization


         The Plan provides for the transfer of all of the assets of Large Cap in exchange for shares of Evergreen Value and the assumption by Evergreen Value of certain identified liabilities of Large Cap. The identified liabilities consist only of those liabilities reflected on the Fund's statement of assets and liabilities determined immediately preceding the Reorganization. The Plan also calls for the distribution of shares of Evergreen Value to Large Cap shareholders in liquidation of Large Cap as part of the Reorganization. As a result of the Reorganization, the holders of Investment and Trust shares of Large Cap will become the owners of that number of full and fractional Class A and Class Y shares, respectively, of Evergreen Value having an aggregate net asset value equal to the aggregate net asset value of the shareholders' shares of Large Cap as of the close of business immediately prior to the date that Large Cap's assets are exchanged for shares of Evergreen Value. See "Reasons for the Reorganization - Agreement and Plan of Reorganization."


         The Trustees of The Virtus Funds, including the Trustees who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Trustees"), have concluded that the Reorganization would be in the best interests of shareholders of Large Cap, and that the interests of the shareholders of Large Cap will not be diluted as a result of the transactions contemplated by the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of Large Cap's shareholders.

                    THE BOARD OF TRUSTEES OF THE VIRTUS FUNDS
                RECOMMENDS APPROVAL BY SHAREHOLDERS OF LARGE CAP
                    OF THE PLAN EFFECTING THE REORGANIZATION.

         The Trustees of Evergreen Equity Trust have also approved the Plan and, accordingly, Evergreen Value's participation in the Reorganization.

         Approval of the Reorganization on the part of Large Cap will require the affirmative vote of a majority of Large Cap's shares voted and entitled to vote, with all classes voting together as a single class at a Meeting at which a quorum of the Fund's shares is present. A majority of the outstanding shares entitled to vote, represented in person or by proxy, is required to constitute a quorum at the Meeting. See "Voting Information Concerning the Meeting."

         The merger (the "Merger") of Signet Banking Corporation ("Signet") with and into a wholly-owned subsidiary of First Union Corporation ("First Union") has been consummated and, as a result, by law the Merger terminated the investment advisory agreement between Virtus and Large Cap and the sub-advisory agreement between Virtus and Trend. Prior to consummation of the Merger, Large Cap received an order from the SEC which permitted the implementation, without formal shareholder approval, of a new investment advisory agreement between the Fund and Virtus and a new sub-advisory agreement between Virtus and Trend for a period of not more than 120 days beginning on the date of the closing of the Merger and continuing through the date the Interim Advisory Agreement and Interim Sub-Advisory Agreement are approved by the Fund's shareholders (but in no event later than April 30, 1998). The Interim Advisory Agreement and the Interim Sub-Advisory Agreement have the same terms and fees as the previous investment advisory agreement between Large Cap and Virtus and the previous sub-advisory agreement between Virtus and Trend, respectively. The Reorganization is scheduled to take place on or about February 27, 1998.

         Approval of the Interim Advisory Agreement and Interim Sub- Advisory Agreement requires the affirmative vote of (i) 67% or more of the shares of Large Cap present in person or by proxy at the Meeting, if holders of more than 50% of the shares of Large Cap outstanding on the record date are present, in person or by proxy, or (ii) more than 50% of the outstanding shares of Large Cap, whichever is less. See "Voting Information Concerning the Meeting."

         If  the   shareholders  of  Large  Cap  do  not  vote  to  approve  the
Reorganization, the Trustees will consider other possible courses of action in the best interests of shareholders.

Tax Consequences


         Prior to or at the completion of the Reorganization, Large Cap will have received an opinion of Sullivan & Worcester LLP that the Reorganization has been structured so that no gain or loss will be recognized by the Fund or its shareholders for federal income tax purposes as a result of the receipt of shares of Evergreen Value in the Reorganization. The holding period and aggregate tax basis of shares of Evergreen Value that are received by Large Cap's shareholders will be the same as the holding period and aggregate tax basis of shares of the Fund previously held by such shareholders, provided that shares of the Fund are held as capital assets. In addition, the holding period and tax basis of the assets of Large Cap in the hands of Evergreen Value as a result of the Reorganization will be the same as in the hands of the Fund immediately prior to the Reorganization, and no gain or loss will be recognized by Evergreen Value upon the receipt of the assets of the Fund in exchange for shares of Evergreen Value and the assumption by Evergreen Value of certain identified liabilities.


Investment Objectives and Policies of the Funds

         The investment objectives and policies of Evergreen Value and Large Cap are substantially identical.


         The investment objectives of Evergreen Value are long-term capital appreciation with current income as a secondary objective. Normally, at least 75% of the Fund's assets will be invested in equity securities of U.S. companies with prospects for earnings growth and dividends. The Fund's investments consist of common and preferred stocks, bonds and convertible preferred stock of U.S. companies with minimum market capitalizations of $100 million which are listed on the New York or American Stock Exchange or traded in the over-the-counter market.

         The investment objective of Large Cap is to provide growth of capital and income. The Fund pursues its investment objective by investing in common stocks of large-capitalization companies, with market capitalizations of at least $1 billion at the time of investment, and which are listed either on the New York or American Stock Exchange or traded in the over-the-counter market. See "Comparison of Investment Objectives and Policies" below.

Comparative Performance Information for each Fund

         Discussions of the manner of calculation of total return are contained in the respective Prospectuses and Statements of Additional Information of the Funds. The total return of Evergreen Value for the one, five and ten year periods ended September 30, 1997, the total return of Large Cap for the one and five year periods ended September 30, 1997 and for both Funds for the periods from inception through September 30, 1997 is set forth in the table below. The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment date and the deduction of all recurring expenses (including sales charges) that were charged to shareholders' accounts.

                           Average Annual Total Return


                       1 Year                                                            From
                       Ended                5 Years              10 Years                Inception
                       September            Ended                Ended                   To
                       30,                  September            September               September            Inception
                       1997                 30, 1997             30, 1997                30, 1997             Date
                       -------              -------              ----------              ---------            ---------

Evergreen
Value

Class A                28.02%               16.33%               12.67%                  14.37%               4/12/85
shares

Class Y                34.74%               17.79%               N/A                     17.80%               1/3/91
shares

Large Cap
(1) (2)

Trust                  37.37%               14.09%               N/A                     14.21%               10/16/90
shares

Investment             34.75%               13.84%               N/A                     14.03%               10/16/90
shares

--------------
(1) Reflects waiver of advisory fees and reimbursements and/or waivers of expenses. Without such reimbursements and/or waivers, the average annual total return during the period would have been lower.

(2)      Effective October 21, 1996, Trend became the sub-adviser to Large Cap.

         Important information about Evergreen Value is also contained in management's discussion of Evergreen Value's performance, attached hereto as Exhibit D. This information also appears in Evergreen Value's most recent Annual Report.

Management of the Funds

         The overall management of Evergreen Value and of Large Cap is the responsibility of, and is supervised by, the Board of Trustees of Evergreen Equity Trust and The Virtus Funds, respectively.

Investment Advisers and Sub-Adviser


         The investment adviser to Evergreen Value is the Capital Management Group of First Union National Bank ("FUNB"). FUNB is a subsidiary of First Union, the sixth largest bank holding company in the United States based on total assets as of September 30, 1997. The Capital Management Group of FUNB and its affiliates manage the Evergreen family of mutual funds with assets of approximately $40 billion as of November 30, 1997. For further information regarding FUNB and First Union, see "Management of the Funds - Investment Advisers" in the Prospectuses of Evergreen Value.


         FUNB manages investments and supervises the daily business affairs of Evergreen Value subject to the authority of the Trustees. FUNB is entitled to receive from the Fund an annual fee equal to 0.50% of the Fund's average daily net assets.

         Virtus serves as the investment adviser for Large Cap. As investment adviser, Virtus continuously conducts investment research and supervision on behalf of the Fund and is responsible for the purchase and sale of portfolio securities. Virtus has engaged Trend as the Fund's sub-adviser. Virtus compensates Trend from the advisory fee received from Large Cap. See "Information Regarding the Interim Sub-Advisory Agreement." For its services as investment adviser, Virtus receives a fee at an annual rate of 0.75% of the Fund's average daily net assets.

         Each investment adviser may, at its discretion, reduce or waive its fee or reimburse a Fund for certain of its other expenses in order to reduce its expense ratios. Each investment adviser may reduce or cease these voluntary waivers and reimbursements at any time.

Administrators

     Evergreen Investment Services, Inc. ("EIS") serves as administrator to Evergreen Value. As administrator, EIS provides facilities, equipment and personnel to Evergreen Value and is entitled to receive an administration fee from the Fund based on the aggregate average daily net assets of all the mutual funds advised by FUNB and its affiliates, calculated in accordance with the following schedule: 0.050% on the first $7 billion, 0.035% on the next $3 billion, 0.030% on the next $5 billion, 0.020% on the next $10 billion, 0.015% on the next $5 billion and 0.010% on assets in excess of $30 billion.


         Federated Administrative Services ("FAS") provides Large Cap with certain administrative personnel and services including certain legal and accounting services. FAS is entitled to receive a fee for such services at the following annual rates: 0.15% on the first $250 million of average daily net assets of the combined assets of the funds in the Blanchard/Virtus mutual fund family, 0.125% on the next $250 million of such assets, 0.10% on the next $250 million of such assets, and 0.075% on assets in excess of $750 million.


Portfolio Management

         J. Donald Raines and David C. Francis have been co-portfolio managers of Evergreen Value since 1995. Mr. Raines, who has over nineteen years of banking and investment experience, joined FUNB in 1990 where he is responsible for the Institutional Portfolio Management Group. Mr. Francis has over seventeen years of equity analysis and investment experience. He joined FUNB in July, 1994 from Federated Investment Counseling, a division of Federated Investors. Mr. Francis is responsible for directing the equity investment process for the Capital Management Group,.

Distribution of Shares


         Evergreen Distributor, Inc. ("EDI"), an affiliate of BISYS Fund Services, acts as underwriter of Evergreen Value's shares. EDI distributes the Fund's shares directly or through broker-dealers, banks (including FUNB), or other financial intermediaries. Evergreen Value offers four classes of shares:
Class A, Class B, Class C and Class Y. Each class has separate distribution arrangements. (See "Distribution -Related Expenses" below.) No class bears the distribution expenses relating to the shares of any other class.


         In the proposed Reorganization, shareholders of Large Cap who own Trust shares and Investment shares will receive Class Y and Class A shares, respectively, of Evergreen Value. The Class Y and Class A shares of Evergreen Value have substantially similar arrangements with respect to the imposition of Rule 12b-1 distribution and service fees as the Trust and Investment shares of Large Cap. Because the Reorganization will be effected at net asset value without the imposition of a sales charge, Evergreen Value shares acquired by shareholders of Large Cap pursuant to the proposed Reorganization would not be subject to any initial sales charge or contingent deferred sales charge as a result of the Reorganization.


         The following is a summary description of charges and fees for the Class Y and Class A shares of Evergreen Value which will be received by Large Cap shareholders in the Reorganization. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in the respective Evergreen Value Prospectuses and the Large Cap Prospectuses and in each Fund's respective Statements of Additional Information.


         Class Y Shares. Class Y shares are sold at net asset value without any initial sales charge and are not subject to distribution-related fees. Class Y shares are only available to (i) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by Evergreen Asset Management Corp. ("Evergreen Asset"), (ii) certain institutional investors and (iii) investment advisory clients of FUNB, Evergreen Asset or their affiliates. Large Cap shareholders who receive Evergreen Value Class Y shares in the Reorganization who wish to make subsequent purchases of Evergreen Value's shares will be able to purchase Class Y shares.

         Class A  Shares.  Class A shares  are sold at net asset  value  plus an initial sales charge and, as indicated below, are subject to distribution-related fees. For a description of the initial sales charges applicable to purchases of Class A shares, see "Purchase and Redemption of Shares - How to Buy Shares" in the applicable Prospectus for Evergreen Value. Holders of Investment shares of Large Cap who receive Class A shares of Evergreen Value in the Reorganization will be able to purchase additional Class A shares of Evergreen Value and of any other Evergreen fund at net asset value. No initial sales charge will be imposed.


         Additional  information regarding the classes of shares of each Fund is
included  in  its   respective   Prospectuses   and   Statements  of  Additional
Information.

         Distribution-Related Expenses. Evergreen Value has adopted a Rule 12b-1 plan with respect to its Class A shares under which the Class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of average daily net assets attributable to the Class. Payments with respect to Class A shares are currently limited to 0.25% of average daily net assets attributable to the Class, which amount may be increased to the full plan rate for the Fund by the Trustees without shareholder approval.

         Large Cap has adopted a Rule 12b-1 plan with respect to its Investment shares under which the Class may pay for distribution- related expenses at an annual rate of 0.25% of average daily net assets attributable to the Class. Large Cap has not adopted a Rule 12b-1 plan with respect to its Trust shares.


         Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its respective Prospectuses and Statements of Additional Information.


Purchase and Redemption Procedures

         Information concerning applicable sales charges and distribution-related fees is provided above. Investments in the Funds are not insured. The minimum initial purchase requirement for each Fund is $1,000 ($10,000 for Trust shares of Large Cap). Except for the minimum subsequent investment requirement of $100 for Investment shares of Large Cap, there is no minimum for subsequent purchases of shares of either Fund. Each Fund provides for telephone, mail or wire redemption of shares at net asset value as next determined after receipt of a redemption request on each day the New York Stock Exchange ("NYSE") is open for trading. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in the respective Prospectuses for each Fund. Each Fund may involuntarily redeem shareholders' accounts that have less than $1,000 of invested funds. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

Exchange Privileges

         Large Cap currently permits holders of Investment shares to exchange such shares for Investment shares of other funds managed by Virtus. Exchanges of Trust shares are not permitted. Holders of shares of a class of Evergreen Value generally may exchange their shares for shares of the same class of any other Evergreen fund. Large Cap shareholders will be receiving Class Y and Class A shares of Evergreen Value in the Reorganization and, accordingly, with respect to shares of Evergreen Value received by Large Cap shareholders in the Reorganization, the exchange privilege is limited to the Class Y and Class A shares, as applicable, of other Evergreen funds. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Evergreen fund must amount to at least $1,000. The current exchange privileges, and the requirements and limitations attendant thereto, are described in each Fund's respective Prospectuses and Statements of Additional Information.

Dividend Policy

         Each Fund distributes its income dividends quarterly. Distributions of any net realized gains of a Fund will be made at least annually. Shareholders begin to earn dividends on the first business day after shares are purchased unless shares were not paid for, in which case dividends are not earned until the next business day after payment is received. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. See the respective Prospectuses of each Fund for further information concerning dividends and distributions.

         After the Reorganization, shareholders of Large Cap who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Evergreen Value reinvested in shares of Evergreen Value. Shareholders of Large Cap who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Evergreen Value in cash after the Reorganization, although they may, after the Reorganization, elect to have such dividends and/or distributions reinvested in additional shares of Evergreen Value.

         Each of Evergreen Value and Large Cap has qualified and intends to continue to qualify to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). While so qualified, so long as each Fund distributes all of its net investment company taxable income and any net realized gains to shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

Risks


         Since the investment objectives and policies of each Fund are substantially identical, the risks involved in investing in each Fund's shares are similar. For a discussion of each Fund's objectives and policies, see "Comparison of Investment Objectives and Policies." There is no assurance that investment performances will be positive and that the Funds will meet their investment objectives. In addition, both Funds may employ for hedging purposes the strategy of engaging in options and futures transactions. See limitations discussed in "Comparison of Investment Objectives and Policies." However, Evergreen Value does not currently engage in these investment strategies. The risks involved in these strategies are described in the "Investment Practices and Restrictions - Options, Futures and Derivatives"
section in Evergreen Value's Prospectuses.

         Each Fund may invest in foreign securities or securities denominated in or indexed to foreign currencies. These may involve additional risks. Specifically, they may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political or economic developments in foreign countries. Accounting procedures and government supervision may be less stringent than those applicable to U.S. companies. There may be less publicly available information about a foreign company than about a U.S. company. Foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors. It may also be more difficult to enforce contractual obligations abroad than would be the case in the United States because of differences in the legal systems. Foreign securities may be subject to foreign taxes, which may reduce yield, and be less marketable than comparable U.S. securities. All these factors are considered by each Fund's investment adviser before making any of these types of investments.

                         REASONS FOR THE REORGANIZATION


         On July 18, 1997, First Union entered into an Agreement and Plan of Merger with Signet which provided, among other things, for the Merger of Signet with and into a wholly-owned subsidiary of First Union. The Merger was consummated on November 28, 1997. As a result of the Merger it is expected that FUNB and its affiliates will succeed to the investment advisory and administrative functions currently performed for Large Cap by various units of Signet and various unaffiliated parties. It is also expected that Signet will no longer, upon completion of the Reorganization and similar reorganizations of other funds in the Signet mutual fund family, provide investment advisory or administrative services to investment companies.

         At a meeting held on September 16, 1997, the Board of Trustees of The Virtus Funds considered and approved the Reorganization as in the best interests of shareholders of Large Cap and determined that the interests of existing shareholders of Large Cap will not be diluted as a result of the transactions contemplated by the Reorganization. In addition, the Trustees approved the Interim Advisory Agreement and Interim Sub-Advisory Agreement with respect to Large Cap.

         As noted above, Signet has merged with and into a wholly-owned subsidiary of First Union. Signet is the parent company of Virtus, investment adviser to the mutual funds which comprise The Virtus Funds. The Merger caused, as a matter of law, termination of the investment advisory agreement between each series of The Virtus Funds and Virtus and the sub-advisory agreement between Virtus and Trend with respect to the Fund. The Virtus Funds have received an order from the SEC which permits Virtus and Trend to continue to act as Large Cap's investment adviser and sub- adviser, respectively, without shareholder approval, for a period of not more than 120 days from the date the Merger was consummated (November 28, 1997) to the date of shareholder approval of a new investment advisory agreement and sub-advisory agreement. Accordingly, the Trustees considered the recommendations of Signet in approving the proposed Reorganization.


         In approving the Plan, the Trustees reviewed various factors about the Funds and the proposed Reorganization. There are substantial similarities between Evergreen Value and Large Cap. Specifically, Evergreen Value and Large Cap have substantially similar investment objectives and policies and comparable risk profiles. See "Comparison of Investment Objectives and Policies" below. At the same time, the Board of Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved upon the combination of Large Cap with an Evergreen fund with a greater level of assets. As of September 30, 1997, Evergreen Value's net assets were approximately $1.8 billion and Large Cap's net assets were approximately $107 million.

         In addition, assuming that an alternative to the Reorganization would be to propose that Large Cap continue its existence and be separately managed by FUNB or one of its affiliates, Large Cap would be offered through common distribution channels with the substantially identical Evergreen Value. Large Cap would also have to bear the cost of maintaining its separate existence. Signet and FUNB believe that the prospect of dividing the resources of the Evergreen mutual fund organization between two substantially identical funds could result in each Fund being disadvantaged due to an inability to achieve optimum size, performance levels and the greatest possible economies of scale. Accordingly, for the reasons noted above and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, Signet and FUNB believe that the proposed Reorganization would be in the best interests of each Fund and its shareholders.

         The Board of Trustees of The Virtus Funds met and considered the recommendation of Signet and FUNB and, in addition, considered among other things, (i) the terms and conditions of the Reorganization; (ii) whether the Reorganization would result in the dilution of shareholders' interests; (iii) expense ratios, fees and expenses of Evergreen Value and Large Cap; (iv) the comparative performance records of each of the Funds; (v) compatibility of their investment objectives and policies; (vi) the investment experience, expertise and resources of FUNB; (vii) the service and distribution resources available to the Evergreen funds and the broad array of investment alternatives available to shareholders of the Evergreen funds; (viii) the personnel and financial resources of First Union and its affiliates; (ix) the fact that FUNB will bear the expenses incurred by Large Cap in connection with the Reorganization; (x) the fact that Evergreen Value will assume certain identified liabilities of Large Cap; and (xi) the expected federal income tax consequences of the Reorganization.

         The Trustees also considered the benefits to be derived by shareholders of Large Cap from the sale of its assets to Evergreen Value. In this regard, the Trustees considered the potential benefits of being associated with a larger entity and the economies of scale that could be realized by the participation in such an entity by shareholders of Large Cap.

         In addition, the Trustees considered that there are alternatives available to shareholders of Large Cap, including the ability to redeem their shares, as well as the option to vote against the Reorganization.


         During their consideration of the Reorganization the Trustees met with Fund counsel and counsel to the Independent Trustees regarding the legal issues involved. The Trustees of Evergreen Equity Trust also concluded at a meeting on September 16, 1997 that the proposed Reorganization would be in the best interests of shareholders of Evergreen Value and that the interests of the shareholders of Evergreen Value would not be diluted as a result of the transactions contemplated by the Reorganization.


                   THE TRUSTEES OF THE VIRTUS FUNDS RECOMMEND
                   THAT THE SHAREHOLDERS OF LARGE CAP APPROVE
                          THE PROPOSED REORGANIZATION.

Agreement and Plan of Reorganization

         The following summary is qualified in its entirety by reference to the Plan (Exhibit A hereto).

         The Plan provides that Evergreen Value will acquire all of the assets of Large Cap in exchange for shares of Evergreen Value and the assumption by Evergreen Value of certain identified liabilities of Large Cap on or about February 27, 1998 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Large Cap will endeavor to discharge all of its known liabilities and obligations. Evergreen
Value will not assume any liabilities or obligations of Large Cap other than those reflected in an unaudited statement of assets and liabilities of Large Cap prepared as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date. The number of full and fractional shares of each class of Evergreen Value to be received by the shareholders of Large Cap will be determined by multiplying the respective outstanding class of shares of Large Cap by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of Large Cap by the net asset value per share of the respective class of shares of Evergreen Value. Such computations will take place as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         State Street Bank and Trust Company, the custodian for Evergreen Value, will compute the value of each Fund's respective portfolio securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectuses and Statement of Additional Information of Evergreen Value, Rule 22c- 1 under the 1940 Act, and with the interpretations of such Rule by the SEC's Division of Investment Management.

         At or prior to the Closing Date, Large Cap will have declared a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) all of the Fund's net investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

         As soon after the Closing Date as conveniently practicable, Large Cap will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Evergreen Value received by Large Cap. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Fund's shareholders on the share records of Evergreen Value's transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Evergreen Value due to the Fund's shareholders. All issued and outstanding shares of Large Cap, including those represented by certificates, will be canceled. The shares of Evergreen Value to be issued will have no preemptive or conversion rights. After such distributions and the winding up of its affairs, Large Cap will be terminated. In connection with such termination, The Virtus Funds will file with the SEC an application for termination as a registered investment company.

         The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by Large Cap's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of Large Cap's shareholders, the Plan may be terminated (a) by the mutual agreement of Large Cap and Evergreen Value; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         The expenses of Large Cap in connection with the Reorganization (including the cost of any proxy soliciting agent) will be borne by FUNB whether or not the Reorganization is consummated. No portion of such expenses will be borne directly or indirectly by Large Cap or its shareholders. There are not any liabilities or any expected reimbursements in connection with the 12b-1 Plan of Large Cap. As a result, no 12b-1 liabilities will be assumed by Evergreen Value following the Reorganization.

         If the Reorganization is not approved by shareholders of Large Cap, the Board of Trustees of The Virtus Funds will consider other possible courses of action in the best interests of shareholders.

Federal Income Tax Consequences


         The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of the Reorganization, Large Cap will receive an opinion of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the
Reorganization:

         (1) The transfer of all of the assets of Large Cap solely in exchange for shares of Evergreen Value and the assumption by Evergreen Value of certain identified liabilities, followed by the distribution of Evergreen Value's shares by Large Cap in dissolution and liquidation of Large Cap, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and Evergreen Value and Large Cap will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) No gain or loss will be recognized by Large Cap on the transfer of all of its assets to Evergreen Value solely in exchange for Evergreen Value's shares and the assumption by Evergreen Value of certain identified liabilities of Large Cap or upon the distribution of Evergreen Value's shares to Large Cap's shareholders in exchange for their shares of Large Cap;

         (3) The tax basis of the assets transferred will be the same to Evergreen Value as the tax basis of such assets to Large Cap immediately prior to the Reorganization, and the holding period of such assets in the hands of Evergreen Value will include the period during which the assets were held by Large Cap;

         (4) No gain or loss will be recognized by Evergreen Value upon the receipt of the assets from Large Cap solely in exchange for the shares of Evergreen Value and the assumption by Evergreen Value of certain identified liabilities of Large Cap;

         (5) No gain or loss will be recognized by Large Cap's shareholders upon the issuance of the shares of Evergreen Value to them, provided they receive solely such shares (including fractional shares) in exchange for their shares of Large Cap; and

         (6) The aggregate tax basis of the shares of Evergreen Value, including any fractional shares, received by each of the shareholders of Large Cap pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Large Cap held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of Evergreen Value, including fractional shares, received by each such shareholder will include the period during which the shares of Large Cap exchanged therefor were held by such shareholder (provided that the shares of Large Cap were held as a capital asset on the date of the Reorganization).

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of Large Cap would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Fund shares and the fair market value of Evergreen Value shares he or she received. Shareholders of Large Cap should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Evergreen Value. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of Large Cap should also consult their tax advisers as to the state and local tax consequences, if any, of the Reorganization.


Pro-forma Capitalization

         The following table sets forth the capitalizations of Evergreen Value and Large Cap as of September 30, 1997 and the capitalization of Evergreen Value on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.65318 and 0.65318 for Class Y and Class A shares, respectively, of Evergreen Value issued for each Trust and Investment share, respectively, of Large Cap.



                          Capitalization of Large Cap,
                          Evergreen Value and Evergreen
                                Value (Pro Forma)


                                                                                                     Evergreen Value
                                                                                                     (After
                                                                                                     Reorgani-
                                       Large Cap                     Evergreen Value                 zation)

                                       ---------                     ---------------                 ------------


Net Assets

   Trust..........................     $26,611,481                   N/A                             N/A
   Investment.....................                                   N/A                             N/A
                                       $80,073,046
   Class A........................     N/A                           $393,666,449
                                                                                                     $473,739,495

   Class B........................     N/A                           $286,679,234                    $286,679,234
   Class C........................     N/A                           $3,110,507                      $3,110,507


                                                                                                     Evergreen Value
                                                                                                     (After
                                                                                                     Reorgani-
                                       Large Cap                     Evergreen Value                 zation)

                                       ---------                     ---------------                 ------------

   Class Y........................     N/A                           $1,133,254,069                  $1,159,865,550

                                       -----------                   --------------                  --------------

   Total Net

     Assets.......................                                   $1,816,710,259
                                       $106,684,527                                                  $1,923,394,786

Net Asset Value Per
Share
   Trust..........................     $16.31                        N/A                             N/A
   Investment.....................     $16.31                        N/A                             N/A
   Class A........................     N/A                           $24.97                          $24.97
   Class B........................     N/A                           $24.96                          $24.96
   Class C........................     N/A                           $24.95                          $24.95
   Class Y........................     N/A                           $24.97                          $24.97
Shares Outstanding

   Trust..........................     1,632,012                     N/A                             N/A
   Investment.....................                                   N/A                             N/A
                                       4,910,713
   Class A........................     N/A                           15,765,458
                                                                                                     18,973,056
   Class B........................     N/A                           11,483,723                      11,483,723
   Class C........................     N/A                           124,692                         124,692
   Class Y........................     N/A                           45,390,679
                                       ---------                     ----------                      46,456,683
                                                                                                     ----------
   All Classes....................                                   72,764,552
                                       6,542,725                                                     77,038,154


         The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

Shareholder Information

         As of December 26, 1997 (the "Record Date"), there were the following number of each Class of shares of beneficial interest of Large Cap outstanding:


Class of Shares
---------------

Trust..........................................
Investment.....................................
All Classes....................................


         As of November 30, 1997, the officers and Trustees of The Virtus Funds beneficially owned as a group less than 1% of the outstanding shares of Large Cap. To Large Cap's knowledge, the following persons owned beneficially or of record more than 5% of Large Cap's total outstanding shares as of November 30, 1997:



                                                                                Percen-              Percen-tage
                                                                                tage of              of Shares of

                                                                                Shares of            Class
                                                                                Class
                                                                                Before               After

                                                         No. of                 Reorgani-            Reorgani-
Name and Address                   Class                 Shares                 zation               zation

----------------                   -----                                        ---------            ---------
                                                         ------

Stephens, Inc.                     Investment            1,184,289              24.24%               4.21% Class A
111 Center Street

Little Rock, AR
72201-3507


Bova & Co.                         Trust                 1,599,685              100%                 2.36% Class Y
Signet Trust
Company
P.O. Box
26311

Richmond, VA
23260-6311



                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

         The following discussion is based upon and qualified in its entirety by the descriptions of the respective investment objectives, policies and restrictions set forth in the respective Prospectuses and Statements of Additional Information of the Funds. The investment objectives, policies and restrictions of Evergreen Value can be found in the Prospectuses of Evergreen Value under the caption "Investment Objectives and Policies." Evergreen Value's Prospectuses also offer additional funds advised by FUNB or its affiliates. These additional funds are not involved in the Reorganization, their investment objectives and policies are not discussed in this Prospectus/Proxy Statement and their shares are not offered hereby. The investment objective, policies and restrictions of Large Cap can be found in the respective Prospectuses of the Fund under the caption "Investment Objective and Policies of each Fund." Unlike the investment objective of Large Cap, which is fundamental, the investment objectives of Evergreen Value are non-fundamental and can be changed by the Board of Trustees without shareholder approval.


         The investment objectives of Evergreen Value are long-term capital appreciation with current income as a secondary objective. Normally, at least 75% of the Fund's assets will be invested in equity securities of U.S. companies with prospects for earnings growth and dividends. The Fund has not adopted a policy with respect to the minimum percent of its assets that will be invested in equity securities. However, the Fund generally invests in excess of 65% of its assets in stocks of large capitalization companies.


         Evergreen Value's investments, in order of priority, consist of:


         *        common and preferred stocks, bonds and convertible
                  preferred stock of U.S. companies with   minimum market
                                 capitalizations of $100 million which
                  are listed on the New York or American Stock
                  Exchange or       traded in the over-the-counter
                  market. The primary consideration is for those industries and companies with the potential for capital appreciation; income is a secondary consideration;


         * American Depositary Receipts ("ADRs") of foreign companies traded on the New York or American Stock Exchanges or in the over-the-counter market;

         * foreign securities (either foreign or U.S. securities traded in foreign markets). The Fund may also invest in obligations denominated in foreign currencies. In making these decisions, the Fund's investment adviser will consider such factors as the condition and growth potential of various economies and securities markets, currency and taxation implications and other pertinent financial, social, national and political factors;

         * convertible bonds rated no lower than BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors Service ("Moody's") or, if not rated, determined to be of comparable quality by the Fund's investment adviser;

         *        money market instruments;

         * fixed rate notes and bonds and adjustable and variable rate notes of companies whose common stock the Fund may acquire rated no lower than BBB by S&P or Baa by Moody's or , if not rated, determined to be of comparable quality by the Fund's investment adviser (up to 5% of total assets);


         *        zero coupon bonds issued or guaranteed by the U.S.
                  government, its agencies or instrumentalities (up to 5% of total assets);

         * obligations, including certificates of deposit and bankers' acceptances, of banks or savings and loan associations having at least $1 billion in deposits and insured by the Bank Insurance Fund or the Savings Association Insurance Fund, including U.S. branches of foreign banks and foreign branches of U.S. banks; and

         * prime commercial paper, including master demand notes rated no lower than A-1 by S&P or Prime 1 by Moody's.

         Bonds rated BBB by S&P or Baa by Moody's may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken such bonds' prospects for principal and interest payments than higher rated bonds. However, like the higher rated bonds, these securities are considered investment grade. If a security's rating is reduced below the required minimum after Evergreen Value has purchased it, Evergreen Value is not required to sell the security but may consider doing so.

         As of December 31, 1994, 1995, 1996 and July 31, 1997 approximately 97%, 89%, 96% and 93.2%, respectively, of Evergreen Value's portfolio consisted of equity securities.


         The investment objective of Large Cap is to provide growth of capital and income.

  Large Cap pursues its investment objective by investing primarily (i.e., at least 65% of its assets under normal conditions) in common stocks of large capitalization companies, with market capitalizations of at least $1 billion at the time of investment, and which are listed either on the New York or American Stock Exchange or traded in the over-the-counter market. Large Cap may also invest in corporate preferred stocks, bonds, notes, warrants, rights and convertible securities, in ADRs and in high-quality, short-term money market instruments such as commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks.

         The debt securities (including convertible securities) in which Large Cap may invest must be rated, at the time of purchase, BBB or higher by S&P or Fitch Investor Services, L.P. or Baa or higher by Moody's or, if unrated, be of comparable quality as determined by the Fund's investment adviser. If a security's rating is reduced below the required minimum after Large Cap has purchased it, Large Cap is not required to sell the security but may consider doing so.


         Evergreen Value may write covered put and call options and purchase put and call options on securities. Although there are no restrictions on the amount of assets which may be invested in such securities, Evergreen Value does not currently intend to invest more than 5% of its net assets in options transactions. In addition, Evergreen Value, unlike Large Cap, may sell or purchase currency and other financial futures contracts and may purchase exchange listed put options on financial futures contracts. Evergreen Value does not currently engage in futures transactions and related options. Large Cap may enter into put and call options contracts and futures contracts. With respect to puts and calls, Large Cap currently limits the value of the assets underlying such options to not more than 25% of net assets, and will limit the premiums paid for options to 20% of net assets. Large Cap will limit the margin deposits entered into by the Fund to 5% of its net assets.


         The characteristics of each investment policy and the associated risks are described in each Fund's respective Prospectuses and Statements of Additional Information. The Funds have other investment policies and restrictions which are also set forth in the Prospectuses and Statements of Additional Information of each Fund.

                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

Forms of Organization

         Evergreen Equity Trust and The Virtus Funds are open-end management investment companies registered with the SEC under the 1940 Act, which continuously offer shares to the public. Evergreen Equity Trust is organized as a Delaware business trust and The Virtus Funds is organized as a Massachusetts business trust. Each Trust is governed by a Declaration of Trust, By-Laws and a Board of Trustees. Each Trust is also governed by applicable Delaware, Massachusetts and federal law. Evergreen Value is a series of Evergreen Equity Trust and Large Cap is a series of The Virtus Funds.


         As set forth in the Supplement to Evergreen Value's Prospectuses, effective December 22, 1997, Evergreen

Value Fund, a series of Evergreen Investment Trust, a Massachusetts business trust, was reorganized (the "Delaware Reorganization") into a corresponding series (Evergreen Value) of Evergreen Equity Trust. In connection with the Delaware Reorganization, the Fund's investment objectives were reclassified from "fundamental" to "non-fundamental" and therefore may be changed without shareholder approval; the Fund adopted certain standardized investment restrictions; and the Fund eliminated or reclassified from fundamental to non-fundamental certain of the Fund's other fundamental investment restrictions.

Capitalization

         The beneficial interests in Evergreen Value are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share. The beneficial interests in Large Cap are represented by an unlimited number of transferable shares of beneficial interest without par value. The respective Declaration of Trust under which each Fund has been established permits the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued. Each Fund's shares represent equal proportionate interests in the assets belonging to the Funds. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by series as to matters, such as approval of or amendments to investment advisory agreements or proposed reorganizations, that affect only their particular series.

Shareholder Liability

         Under Massachusetts law, shareholders of a business trust could, under certain circumstances, be held personally liable for the obligations of the business trust. However, the Declaration of Trust under which Large Cap was established disclaims shareholder liability for acts or obligations of the series and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the series property for all losses and expenses of any shareholder held personally liable for the obligations of the series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and the series or the trust itself would be unable to meet its obligations.


         Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists in any other state. As a result, to the extent that Evergreen Equity Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject shareholders of a Delaware trust to liability. To guard against this risk, the Declaration of Trust of Evergreen Equity Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Equity Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen Equity Trust is remote.


Shareholder Meetings and Voting Rights

         Neither Evergreen Equity Trust on behalf of Evergreen Value nor The Virtus Funds on behalf of Large Cap is required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Evergreen Equity Trust or The Virtus Funds. In addition, each is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Each Trust currently does not intend to hold regular shareholder meetings. Each Trust does not permit cumulative voting. Except when a larger quorum is required by applicable law, with respect to Evergreen Value, twenty-five percent (25%) of the outstanding shares entitled to vote, and with respect to Large Cap, a majority of the outstanding shares entitled to vote constitutes a quorum for consideration of such matter. For Evergreen Value and

Large Cap, a majority of the votes cast and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).


         Under the Declaration of Trust of Evergreen Equity Trust, each share of Evergreen Value is entitled to one vote for each dollar of net asset value applicable to each share. Under the voting provisions governing Large Cap, each share is entitled to one vote. Over time, the net asset values of the mutual funds which are each a series of The Virtus Funds have changed in relation to one another and are expected to continue to do so in the future. Because of the divergence in net asset values, a given dollar investment in a fund which is a series of The Virtus Funds and which has a lower net asset value will purchase more shares and, under the current voting provisions of The Virtus Funds, have more votes, than the same investment in a series with a higher net asset value. Under the Declaration of Trust of Evergreen Equity Trust, voting power is related to the dollar value of a shareholder's investment rather than to the number of shares held.


Liquidation or Dissolution

         In the event of the liquidation of Evergreen Value and Large Cap, the shareholders are entitled to receive, when, and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

         The Declaration of Trust of The Virtus Funds provides that a Trustee shall be liable only for his own willful defaults, and that no Trustee shall be protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         The By-Laws of The Virtus Funds provide that a present or former Trustee or officer is entitled to indemnification against liabilities and expenses with respect to claims related to his or her position with the Trust, provided that no indemnification shall be provided to a Trustee or officer against any liability to the Trust or any series thereof or the shareholders of any series by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Under the Declaration of Trust of Evergreen Equity Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee
(i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         The foregoing is only a summary of certain characteristics of the operations of the Declarations of Trust, By-Laws, Delaware and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, By-Laws, Delaware and Massachusetts law directly for more complete information.

              INFORMATION REGARDING THE INTERIM ADVISORY AGREEMENT

Introduction


         In view of the Merger discussed above, and the factors discussed below, the Board of Trustees of The Virtus Funds recommends that shareholders of Large Cap approve the Interim Advisory Agreement. The Merger became effective on November 28, 1997. Pursuant to an order received from the SEC all fees payable under the Interim Advisory Agreement will be placed in escrow and paid to Virtus if shareholders approve the contract within 120 days of its effective date. The Interim Advisory

Agreement will remain in effect until the earlier of the Closing Date for the Reorganization or two years from its effective date. The terms of the Interim Advisory Agreement are essentially the same as the Previous Advisory Agreement (as defined below). The only difference between the Previous Advisory Agreement and the Interim Advisory Agreement, if approved by shareholders, is the length of time each Agreement is in effect. A description of the Interim Advisory Agreement pursuant to which Virtus continues as investment adviser to Large Cap, as well as the services to be provided by Virtus pursuant thereto, is set forth below under "Advisory Services." The description of the Interim Advisory Agreement in this Prospectus/Proxy Statement is qualified in its entirety by reference to the Interim Advisory Agreement, attached hereto as Exhibit B.


         Virtus, a Maryland corporation formed in 1995 to succeed to the business of Signet Asset Management (adviser to the Fund since 1990), is an indirect wholly-owned subsidiary of First Union. Virtus' address is 707 East Main Street, Suite 1300, Richmond, Virginia 23219. Virtus has served as investment adviser pursuant to an Investment Advisory Contract dated March 1, 1995, as amended on October 21, 1996. As used herein, the Investment Advisory Agreement, as amended, for Large Cap is referred to as the "Previous Advisory Agreement." At a meeting of the Board of Trustees of The Virtus Funds held on September 16, 1997, the Trustees, including a majority of the Independent Trustees, approved the Interim Advisory Agreement for Large Cap.

         The Trustees have authorized The Virtus Funds, on behalf of Large Cap, to enter into the Interim Advisory Agreement with Virtus. Such Agreement became effective on November 28, 1997.

 If the Interim Advisory Agreement for Large Cap is not approved by shareholders, the Trustees will consider appropriate actions to be taken with respect to Large Cap's investment advisory arrangements at that time. The Previous Advisory Agreement was last approved by the Trustees, including a majority of the Independent Trustees, on February 24, 1997.

Comparison of the Interim Advisory Agreement and the Previous
Advisory Agreement

         Advisory Services. The management and advisory services to be provided by Virtus under the Interim Advisory Agreement are identical to those currently provided by Virtus under the Previous Advisory Agreement. Under the Previous Advisory Agreement and Interim Advisory Agreement, Virtus manages Large Cap and continuously conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio securities.

         FAS currently acts as administrator of Large Cap. FAS will continue during the term of the Interim Advisory Agreement as Large Cap's administrator for the same compensation as currently received . An affiliate of FAS currently performs transfer agency services for Large Cap's shareholders . Commencing February 9, 1998 Evergreen Service Company will provide such transfer agency services for the same fees charged by Large Cap's current transfer agent. See "Summary - Administrators."


     Fees and Expenses. The investment advisory fees and expense limitations for Large Cap under the Previous Advisory Agreement and the Interim Advisory Agreement are identical. See "Summary - Investment Advisers and Sub-Adviser."


         Expense Reimbursement. The Previous Advisory Agreement included a provision which provides that Virtus may from time to time and for such periods as it deems appropriate reduce its compensation to the extent that the Fund's expenses exceed such lower expense limitation as Virtus may, by notice to The Virtus Funds, voluntarily declare to be effective. Furthermore, Virtus may, if it deems appropriate, assume expenses of the Fund or a class to the extent that the Fund's or classes' expenses exceed such lower expense limitation as Virtus may, by notice to The Virtus Funds, voluntarily declare to be effective.


         The Interim Advisory Agreement contains an identical provision.

         Payment of Expenses and Transaction Charges. Under the Previous Advisory Agreement, The Virtus Funds was required to pay or cause to be paid on behalf of the Fund or each class, all of the Fund's or classes' expenses and the Fund's or classes' allocable share of The Virtus Funds' expenses.

         The Interim Advisory Agreement contains an identical provision.

         Limitation of Liability. The Previous Advisory Agreement provided that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement on the part of Virtus, Virtus was not liable to The Virtus Funds or to the Fund or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.

         The Interim Advisory Agreement contains an identical provision.

         Termination; Assignment. The Interim Advisory Agreement provides that it may be terminated without penalty by vote of a majority of the outstanding voting securities of Large Cap (as defined in the 1940 Act) or by a vote of a majority of The Virtus Funds' entire Board of Trustees on 60 days' written notice to Virtus or by Virtus on 60 days' written notice to The Virtus Funds. Also, the Interim Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Previous Advisory Agreement contained identical provisions as to termination and assignment.

Information about Large Cap's Investment Adviser


         Virtus, a registered investment adviser, manages, in addition to the Fund, other funds of The Virtus Funds, the Blanchard Group of Funds and three fixed income trust funds. The name and address of each executive officer and director of Virtus is set forth in Appendix A to this Prospectus/Proxy Statement.

         During the fiscal years ended September 30, 1997, 1996 and 1995, Virtus received from Large Cap management fees of $749,609, $704,007 and $678,512, respectively, of which $0, $0 and $189,893, respectively, were voluntarily waived. Signet acts as custodian for Large Cap and received $47,632 for the fiscal year ended September 30, 1997. Commencing on or about January 20, 1998 FUNB will act as Large Cap's custodian during the term of the Interim Advisory Agreement.


         The Board of Trustees considered the Interim Advisory Agreement as part of its overall approval of the Plan. The Board of Trustees considered, among other things, the factors set forth above in "Reasons for the Reorganization." The Board of Trustees also considered the fact that there were no material differences between the terms of the Interim Advisory Agreement and the terms of the Previous Advisory Agreement.


                   THE TRUSTEES OF THE VIRTUS FUNDS RECOMMEND
                       THAT THE SHAREHOLDERS OF LARGE CAP
                     APPROVE THE INTERIM ADVISORY AGREEMENT.


            INFORMATION REGARDING THE INTERIM SUB-ADVISORY AGREEMENT

Introduction

         In view of the Merger discussed above, and the factors discussed below, the Board of Trustees of The Virtus Funds recommends that shareholders of Large Cap approve the Interim Sub-Advisory Agreement. Such Agreement became effective on November 28, 1997. Pursuant to an order from the SEC, all fees payable under the Interim Sub-Advisory Agreement will be placed in escrow and paid to Trend if shareholders approve the contract within 120 days of its effective date. The Interim Sub- Advisory Agreement will remain in effect until the earlier of the Closing Date for the Reorganization or two years from its effective date. The terms of the Interim Sub-Advisory Agreement are essentially the same as the Previous Sub-Advisory Agreement (as defined below). The only difference between the Previous Sub-Advisory Agreement and the Interim Sub-Advisory Agreement, if approved by shareholders, is the length of time the Agreement is in effect. A description of the Interim Sub-Advisory Agreement pursuant to which Trend continues as the investment sub-adviser to Large Cap, as well as the services to be provided by Trend pursuant thereto, is set forth below under "Sub-Advisory Services." The description of the Interim Sub-Advisory Agreement in this Prospectus/Proxy Statement is qualified in its entirety by reference to the Interim Sub-Advisory Agreement, attached hereto as Exhibit C.

         Trend, 956 Interchange Tower, 600 S. Highway 169, Minneapolis, Minnesota 55426, has served as sub-investment adviser to Large Cap pursuant to a Sub-Advisory Agreement, dated October 21, 1996. Trend was founded in 1992 by Thomas G. Fox, its President and Chief Investment Officer. Trend provides advisory services to individuals and institutions. Trend does not provide investment advisory services to any other mutual fund. See "Summary - Investment Advisers and Sub-Adviser ." As used herein, the Sub-Advisory Agreement for Large Cap is referred to as the "Previous Sub-Advisory Agreement." At a meeting of the Board of Trustees of The Virtus Funds held on September 16, 1997, the Trustees, including a majority of the Independent Trustees, approved the Interim Sub-Advisory Agreement for Large Cap.

         The Trustees have authorized The Virtus Funds, on behalf of Large Cap, to enter into the Interim Sub-Advisory Agreement with Virtus and Trend. Such Agreement became effective on November 28, 1997. If the Interim Sub-Advisory Agreement for Large Cap is not approved by shareholders, the Trustees will consider appropriate actions to be taken with respect to Large Cap's investment sub-advisory arrangements at that time. The Previous Sub-Advisory Agreement was last approved by the Trustees, including a majority of the Independent Trustees, on November 21, 1996.


Comparison of the Interim Sub-Advisory Agreement and the Previous
Sub-Advisory Agreement

         Sub-Advisory Services. The management and advisory services to be provided by Trend under the Interim Sub-Advisory Agreement are identical to those currently provided by Trend under the Previous Sub-Advisory Agreement. Under the Previous Sub-Advisory Agreement, Trend furnished to Virtus such investment advice, statistical and other factual information, as from time to time, was reasonably requested by Virtus for Large Cap.


         Fees and Expenses. The investment sub-advisory fees under the Previous Sub-Advisory Agreement and the Interim Sub-Advisory Agreement are identical. As compensation for its sub-advisory services under the Previous Sub-Advisory Agreement Trend was paid by Virtus a monthly fee in an amount equal to 0.15% of the first $100 million of the Fund's average daily net assets and 0.33 1/3% of the Fund's average daily net assets in excess of $100 million. For the year ended September 30, 1997 Trend received an aggregate of $144,886 in advisory fees.

         The names and addresses of the principal executive officers and directors of Trend are set forth in Appendix B to this Prospectus/Proxy Statement.


         Expense Reimbursement. The Previous Sub-Advisory Agreement provided that in the event Virtus' fee from Large Cap was reduced in order to meet expense limitations imposed on the Fund by state securities laws, the sub-advisory fee shall be reduced by the same percentage as is the existing percentage Trend receives of Virtus' fee. The Interim Sub-Advisory Agreement contains an identical provision as to the expense reimbursement arrangement between Trend and Virtus.


         Limitation of Liability. The Previous Sub-Advisory Agreement provided that in the absence of willful misfeasance, bad faith or gross negligence on the part of Trend or reckless disregard by Trend of its duties under the Agreement, Trend shall not be liable to Virtus, The Virtus Funds or to any shareholder of The Virtus Funds for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security. The Interim Sub-Advisory Agreement contains an identical provision.


         Termination; Assignment. The Interim Sub-Advisory Agreement provides that it may be terminated without penalty by vote of a majority of the outstanding voting securities of Large Cap (as defined in the 1940 Act) or by a vote of a majority of The Virtus Funds' entire Board of Trustees on 60 days' written notice to Trend or by Virtus or Trend on 120 days' written notice to the other party to the Agreement. Also, the Interim Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Previous Sub- Advisory Agreement contained identical provisions as to termination and assignment.

         The Board of Trustees considered the Interim Sub-Advisory Agreement as part of its overall approval of the Plan. The Board of Trustees considered, among other things, the factors set forth above in "Reasons for the Reorganization." The Board of Trustees also considered the fact that there were no material differences between the terms of the Interim Sub-Advisory Agreement and the terms of the Previous Sub-Advisory Agreement.


                   THE TRUSTEES OF THE VIRTUS FUNDS RECOMMEND
                       THAT THE SHAREHOLDERS OF LARGE CAP
                   APPROVE THE INTERIM SUB-ADVISORY AGREEMENT.


                             ADDITIONAL INFORMATION


         Evergreen Value. Information concerning the operation and management of Evergreen Value is incorporated herein by reference from the Prospectuses dated May 1, 1997, as amended, copies of which are enclosed, and Statement of Additional Information dated December 1, 1997, as amended. A copy of such Statement of Additional Information is available upon request and without charge by writing to Evergreen Value at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-343-2898.

         Large Cap. Information about the Fund is included in its current Prospectuses dated November 30, 1997 and in the Statements of Additional Information of the same date, that have been filed with the SEC, all of which are incorporated herein by reference. Copies of the Prospectuses and Statements of Additional Information are available upon request and without charge by writing to Large Cap at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-829-3863.


         Evergreen Value and Large Cap are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information, including proxy material and charter documents, with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Seven World Trade Center, Suite 1300, New York, New York 10048.

                    VOTING INFORMATION CONCERNING THE MEETING

         This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Trustees of The Virtus Funds to be used at the Special Meeting of Shareholders to be held at 2:00 p.m., February 20, 1998, at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, Massachusetts 02116, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the meeting and a proxy card, is first being mailed to shareholders of Large Cap on or about January 5, 1998. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of a majority of the outstanding shares entitled to vote, at the close of business on the Record Date, present in person or represented by proxy, will constitute a quorum for the Meeting. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Reorganization, FOR the Interim Advisory Agreement, FOR the Interim Sub-Advisory Agreement and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be counted as shares voted and will have no effect on the vote regarding the Plan. However, such "broker non-votes" will have the effect of being counted as votes against the Interim Advisory Agreement and the Interim Sub- Advisory Agreement which must be approved by a percentage of the shares present at the Meeting or a majority of the outstanding voting securities. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of The Virtus Funds, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby, FOR approval of the Interim Advisory Agreement and FOR approval of the Interim Sub-Advisory Agreement.

         Approval of the Plan will require the affirmative vote of a majority of the shares voted and entitled to vote, with all classes voting together as a single class at the Meeting at which a quorum of the Fund's shares is present. Approval of the Interim Advisory Agreement and Interim Sub-Advisory Agreement will require the affirmative vote of (i) 67% or more of the outstanding voting securities if holders of more than 50% of the outstanding voting securities are present, in person or by proxy, at the Meeting, or (ii) more than 50% of the outstanding voting securities, whichever is less, with all classes voting together as one class. Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote.


         Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal solicitations conducted by officers and employees of FUNB or Signet, their affiliates or other representatives of Large Cap (who will not be paid for their soliciting activities). Shareholder Communications Corporation has been engaged by Large Cap to assist in soliciting proxies.

         If you wish to participate in the Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement or attend in person. Any proxy given by you is revocable.


         In the event that sufficient votes to approve the Reorganization are not received by February 20, 1998, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder who objects to the proposed Reorganization will not be entitled under either Massachusetts law or the Declaration of Trust of The
Virtus Funds to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Reorganization is consummated, shareholders will be free to redeem the shares of Evergreen Value which they receive in the transaction at their then-current net asset value. Shares of Large Cap may be redeemed at any time prior to the consummation of the Reorganization.
Shareholders of Large Cap may wish to consult their tax advisers as to any differing consequences of redeeming

Fund shares prior to the Reorganization or exchanging such shares in the Reorganization.

         Large Cap does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of The Virtus Funds at the address set forth on the cover of this Prospectus/Proxy Statement such that they will be received by the Fund in a reasonable period of time prior to any such meeting.

         The votes of the shareholders of Evergreen Value are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

         NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Large Cap whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

                        FINANCIAL STATEMENTS AND EXPERTS

         The financial statements of Evergreen Value as of July 31, 1997, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.


         The financial statements and financial highlights of Large Cap incorporated in this Prospectus/Proxy Statement by reference from the Annual Report of The Virtus Funds for the year ended September 30, 1997 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Evergreen Value will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                                 OTHER BUSINESS

         The Trustees of The Virtus Funds do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.


         THE TRUSTEES OF THE VIRTUS FUNDS RECOMMEND APPROVAL OF THE PLAN, THE INTERIM ADVISORY AGREEMENT AND THE INTERIM SUB-ADVISORY AGREEMENT, AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN, THE INTERIM ADVISORY AGREEMENT AND THE INTERIM SUB-ADVISORY AGREEMENT.


January 5, 1998

                                   APPENDIX A

         The names and addresses of the principal executive officers and directors of Virtus Capital Management, Inc. are as follows:


OFFICERS:


Name                                   Address
----                                   -------

 David C.                              First Union National Bank
Francis, Chief Investment              201 South College Street
Officer                                Charlotte, North Carolina 28288-

                                       1195

Tanya Orr Bird, Vice                   Virtus Capital Management, Inc.
President                              707 East Main Street
                                       Suite 1300
                                       Richmond, Virginia 23219

Josie                                  Virtus Capital Management, Inc.
Clemons Rosson, Vice                   707 East Main Street
President, Assistant                   Suite 1300
Secretary                              Richmond, Virginia  23219

                                       First Union National Bank
L.                                     201 South College
Robert Cheshire, Vice                  Street
President                              Charlotte, North
                                       Carolina 28288-1195

John E. Gray, Vice                     First Union National Bank
President                              201
                                       South College Street
                                       Charlotte, North Carolina 28288-
                                       1195

Dillon S. Harris, Jr., Vice            First Union National Bank
President                              201 South College Street
                                       Charlotte, North Carolina 28288-
                                       1195

J. Kellie Allen, Vice                  First Union National Bank
President                              201 South College Street
                                       Charlotte, North Carolina 28288-
                                       1195

Ethel B. Sutton, Vice                  Evergreen Asset Management Corp.
President                              2500 Westchester Avenue
                                       Purchase, New York 10577


DIRECTORS:



Name                                   Address
----                                   -------

                                       First Union National Bank
David C.                               201 South College
Francis                                Street
                                       Charlotte, North
                                       Carolina 28288-1195

Donald A. McMullen                     First Union National Bank


                                        201 South College

                                        Street

                                        Charlotte, North
                                       Carolina 28288-1195

William M. Ennis                       First Union National Bank
                                       201
                                       South College Street
                                       Charlotte, North Carolina 28288-
                                       1195

Barbara J. Colvin                      First Union National Bank
                                       201 South College Street
                                       Charlotte, North Carolina 28288-
                                       1195

William D. Munn                        First Union National Bank
                                       201 South College Street
                                       Charlotte, North Carolina 28288-1195

                                   APPENDIX B

         The names and addresses of the principal executive officers and directors of Trend Capital Management, Inc. are as follows:

OFFICERS AND DIRECTORS:


Name                                        Address
----                                        -------
Thomas G. Fox, President                    Trend Capital Management, Inc.
                                            600 S. Hwy 169, #950
                                            Minneapolis, MN 55426
Wayne R. Eskew, Vice President              Trend Capital Management, Inc.
                                            600 S. Hwy 169, #950
                                            Minneapolis, MN 55426
Darrel R. Lynn, CFO                         Trend Capital Management, Inc.
                                            600 S. Hwy 169, #950
                                            Minneapolis, MN 55426
Timothy W. O'Malley, Secretary              Trend Capital Management, Inc.
                                            600 S. Hwy 169, #950
                                            Minneapolis, MN 55426

                                                                   EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 26th day of November, 1997, by and between the Evergreen Equity Trust, a Delaware business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Trust"), with respect to its Evergreen Value Fund series (the "Acquiring Fund"), and The Virtus Funds, a Massachusetts business trust, with its principal place of business at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779 ("Virtus Funds"), with respect to its The Style Manager: Large Cap Fund series (the "Selling Fund").


         This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A and Class Y shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of certain identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund's shareholders;

         WHEREAS, the Trustees of Virtus Funds have determined that the Selling Fund should exchange all of its assets and certain identified liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

         TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of each such class of the Selling Fund by the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume certain identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing Date").

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

         The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities,  if any,  on the  Selling  Fund's  list  referred  to in the  second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the Reorganization or would violate the Selling Fund's fiduciary duty to its shareholders.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.


         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the combined Prospectus and Proxy Statement on Form N-14 to be distributed to shareholders of the Selling Fund as described in paragraph 5.7.

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8  TERMINATION.   The  Selling  Fund  shall  be  terminated  promptly
following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to each of its classes by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of Investment shares and Trust shares of the Selling Fund will receive Class A and Class Y shares, respectively, of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The Closing (the "Closing") shall take place on or about February 27, 1998 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 CUSTODIAN'S CERTIFICATE. Signet Trust Company, as custodian for the Selling Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that (a) the Selling Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

         3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.4 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, as transfer agent for the Selling Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, its transfer agent as of the Closing Date, to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of Virtus Funds or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a Massachusetts business trust duly organized, validly existing, and in good standing under the laws of The Commonwealth of Massachusetts.

                  (b) The Selling Fund is a separate investment series of a Massachusetts business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectuses and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of Virtus Funds' Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The financial statements of the Selling Fund at September 30, 1997 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since September 30, 1997 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund (except that, under Massachusetts law, Selling Fund Shareholders could under certain circumstances be held personally liable for obligations of the Selling Fund). All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Proxy Statement of the Selling Fund to be included in the Registration Statement (as defined in paragraph 5.7)(other than information therein that relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.


          4.2.1 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The financial statements of the Acquiring Fund at July 31, 1997 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

                  (g) Since July 31, 1997, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the
Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

                  (n) The Prospectus and Proxy Statement (as defined in paragraph 5.7) to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.


         4.2.2 REPRESENTATIONS OF PREDECESSOR FUND. The representations and warranties set forth in Section 4.2.1 shall be deemed to include, to the extent applicable, representations and warranties made by and on behalf of Evergreen Value Fund (the "Predecessor Fund"), a series of Evergreen Investment Trust, a Massachusetts business trust, as of the date hereof. The Acquiring Fund shall deliver to the Selling Fund a certificate of the Predecessor Fund of even date making the representations set forth in Section 4.2.1 with respect to the Predecessor Fund to the extent applicable to the Predecessor Fund as of the date hereof.


                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 APPROVAL OF SHAREHOLDERS. Virtus Funds will call a meeting of the Selling Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG Peat Marwick LLP and certified by Virtus Funds' President and Treasurer.

     5.7 PREPARATION OF FORM N-14 REGISTRATION STATEMENT. The Selling Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the proxy statement, referred to in paragraph 4.1(o) (the "Prospectus and Proxy Statement"), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act in connection with the meeting of the Selling Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

         5.8 CAPITAL LOSS CARRYFORWARDS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquiring Fund and the Selling Fund shall cause KPMG Peat Marwick LLP to issue a letter addressed to the Acquiring Fund and the Selling Fund, in form and substance satisfactory to the Funds, setting forth the federal income tax implications relating to capital loss carryforwards (if any) of the Selling Fund and the related impact, if any, of the proposed transfer of all of the assets of the Selling Fund to the Acquiring Fund and the ultimate dissolution of the Selling Fund, upon the shareholders of the Selling Fund.

                                   ARTICLE VI

          CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this

Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus and Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Fund at which the contents of the Prospectus and Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus and Proxy Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Trust's officers and other representatives of the Acquiring Fund), no facts have come to their attention that lead them to believe that the Prospectus and Proxy Statement as of its date, as of the date of the Selling Fund Shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Acquiring Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Acquiring Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Selling Fund, contained in the Prospectus and Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of Virtus Funds and the Selling Fund. Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.


         In this paragraph 6.2, references to the Prospectus and Proxy Statement include and relate to only the text of such Prospectus and Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.


         6.3 The merger between First Union Corporation and Signet Banking Corporation shall be completed prior to the Closing Date.


         6.4 The acquisition of the assets of the Predecessor Fund by the Acquiring Fund shall have been completed prior to the Closing Date.


                                   ARTICLE VII

                CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by Virtus Funds' President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of Virtus Funds.

         7.3.1 The Acquiring Fund shall have received on the Closing Date an opinion of Dickstein Shapiro Morin & Oshinsky LLP, counsel to the Selling Fund, in a form satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a separate investment series of a Massachusetts business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of Virtus Funds' Declaration of Trust or By-laws, or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) The descriptions in the Prospectus and Proxy Statement of this Agreement, as set forth under the caption "Reasons for the Reorganization - Agreement and Plan of Reorganization," the Interim Advisory Agreement and the Previous Advisory Agreement, as set forth under the caption "Information Regarding the Interim Advisory Agreement," the Interim Sub- Advisory Agreement and the Previous Sub-Advisory Agreement, as set forth under the caption "Information Regarding the Interim Sub-Advisory Agreement" and the description of voting requirements applicable to approval of the Interim Advisory Agreement and Interim Sub-Advisory Agreement, as set forth under the caption "Voting Information Concerning the Meeting," insofar as the latter constitutes a summary of applicable voting requirements under the Investment Company Act of 1940, as amended, are, in each case, accurate and fairly present the information required to be shown by the applicable requirements of Form N-14.

                  (g) Such counsel does not know of any legal or governmental proceedings, insofar as they relate to the Selling Fund existing on or before the date of mailing of the Prospectus and Proxy Statement and the Closing Date, required to be described in the Prospectus and Proxy Statement or to be filed as an exhibit to the Registration Statement which are not described or filed as required.

                  (h) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus and Proxy Statement.

                  7.3.2 The Acquiring Fund shall have received on the Closing Date an opinion of C. Grant Anderson, Esq., Assistant Secretary of Virtus Funds, in form satisfactory to the Acquiring Fund as follows: Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable (except that, under Massachusetts law, Selling Fund Shareholders could under certain circumstances be held personally liable for obligations of the Selling Fund).

         Mr. Anderson shall also state that he has reviewed and is familiar with the contents of the Prospectus and Proxy Statement and, although he is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus and Proxy Statement, on the basis of the foregoing, no facts have come to his attention that lead him to believe that the Prospectus and Proxy Statement as of its date, as of the date of the Selling Fund Shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Selling Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Selling Fund not misleading. Such opinion may state that he does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Acquiring Fund, contained in the Prospectus and Proxy Statement or Registration Statement.

         The opinions set forth in paragraphs 7.3.1 and 7.3.2 may state that such opinions are solely for the benefit of the Acquiring Fund. Such opinions shall contain such other assumptions and limitations as shall be in the opinion of Dickstein Shapiro Morin & Oshinsky LLP and C. Grant Anderson, as applicable, appropriate to render the opinions expressed therein, and shall indicate, with respect to matters of Massachusetts law, that as Dickstein Shapiro Morin & Oshinsky LLP and C. Grant Anderson are not admitted to the bar of Massachusetts, such opinions are based either upon the review of published statutes, cases and rules and regulations of the Commonwealth of Massachusetts or upon an opinion of Massachusetts counsel.

         In this paragraph 7.3, references to the Prospectus and Proxy Statement include and relate to only the text of such Prospectus and Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.


         7.4 The merger between First Union Corporation and Signet Banking Corporation shall be completed prior to the Closing Date.

                                  ARTICLE VIII

      FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of Virtus Funds' Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's net investment company taxable income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

         8.6 The parties shall have  received a favorable  opinion of Sullivan &
Worcester   LLP,   addressed  to  the  Acquiring   Fund  and  the  Selling  Fund
substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

         8.7 The Acquiring Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratios appearing in the Registration Statement and Prospectus and Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by Selling Fund's management and were found to be mathematically correct.

         In addition, the Acquiring Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect, that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the calculation of net asset value per share of the Selling Fund as of the Valuation Date was determined in accordance with generally accepted accounting practices and the portfolio valuation practices of the Acquiring Fund.

         8.8 The Selling Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (c) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratio appearing in the Registration Statement and Prospectus and Proxy Statement agree with written estimates by each Fund's management and were found to be mathematically correct.

                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund will be borne by First Union National Bank. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the

Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus and Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Trust, Virtus Funds, the respective Trustees or officers, to the other party or its Trustees or officers.

                                   ARTICLE XII

                                   AMENDMENTS


         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.


                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Selling Fund, shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 It is expressly agreed that the obligations of the Selling Fund and the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of Virtus Funds or the Trust personally, but shall bind only the trust property of the Selling Fund and the Acquiring Fund, as provided in the Declarations of Trust of Virtus Funds and the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of Virtus Funds on behalf of the Selling Fund and the Trust on behalf of the Acquiring Fund and signed by authorized officers of Virtus Funds and the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Selling Fund and the Acquiring Fund as provided in the Declarations of Trust of Virtus Funds and the Trust.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.



                                     EVERGREEN EQUITY TRUST
                                     ON BEHALF OF EVERGREEN
                                     VALUE FUND
                                     By:

                                     Name:

                                     Title:



                                     THE VIRTUS FUNDS
                                     ON BEHALF OF THE STYLE
                                     MANAGER: LARGE CAP FUND
                                     By:

                                     Name:

                                     Title:

                                                               EXHIBIT B

                                THE VIRTUS FUNDS

                      INTERIM INVESTMENT ADVISORY AGREEMENT


         This Agreement is made between Virtus Capital Management, Inc., a Maryland corporation having its principal place of business in Richmond, Virginia (the "Adviser"), and The Virtus Funds, a Massachusetts business trust having its principal place of business in Pittsburgh, Pennsylvania (the "Trust").

         WHEREAS, the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940 (the "Act") and is registered as such with the Securities and Exchange Commission; and

         WHEREAS, the Adviser is engaged in the business of rendering investment advisory and management services.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

         1. The Trust hereby appoints Adviser as Investment Adviser for each of the portfolios ("Funds") of the Trust, which may be offered in one or more classes of shares ("Classes"), on whose behalf the Trust executes an exhibit to this Agreement, and Adviser, by its execution of each such exhibit, accepts the appointments. Subject to the direction of the Trustees of the Trust, Adviser shall provide investment research and supervision of the investments of each of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets.

         2. Adviser, in its supervision of the investments of each of the Funds, will be guided by each of the Fund's fundamental investment policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statement and exhibits as may be on file with the Securities and Exchange Commission.

         3. The Trust shall pay or cause to be paid on behalf of each Fund or Class, all of the Fund's or Classes' expenses and the Fund's or Classes' allocable share of Trust expenses.

         4. The Trust, on behalf of each of the Funds shall pay to Adviser for all services rendered to such Fund by Adviser hereunder the fees set forth in the exhibits attached hereto.

         5. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation to the extent that any Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Trust, voluntarily declare to be effective. Furthermore, the Adviser may, if it deems appropriate, assume expenses of one or more Fund or Class to the extent that any Fund's or Classes' expenses exceed such lower expense limitation as the Adviser may, by notice to the Trust, voluntarily declare to be effective.


         6. This Agreement shall begin for each Fund on the date that the Trust executes an exhibit to this Contract relating to such Fund. This Agreement shall remain in effect for each Fund until the earlier of the Closing Date defined in the Agreement and Plan of Reorganization to be dated as of November 26, 1997 with respect to each Fund or for two years from the date of its execution and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust) cast in person at a meeting called for that purpose; and
(b) Adviser shall not have notified the Trust in writing at least sixty (60) days prior to the anniversary date of this Agreement in any year thereafter that it does not desire such continuation with respect to that Fund.


         7. Notwithstanding any provision in this Agreement, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of that Fund, as defined in Section 2(a)(42) of the Act on sixty (60) days' written notice to Adviser.

         8. This Agreement may not be assigned by Adviser and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Agreement.

         9. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under this Agreement on the part of Adviser, Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.

         10. This Agreement may be amended at any time by agreement of the parties provided that the amendment shall be approved both by vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement (other than as Trustees of the Trust), cast in person at a meeting called for that purpose, and on behalf of a Fund by a majority of the outstanding voting securities of such Fund as defined in Section 2(a)(42) of the Act.

         11. Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations pursuant to this Agreement of a particular Fund and of the Trust with respect to that particular Fund be limited solely to the assets of that particular Fund, and Adviser shall not seek satisfaction of any such obligation from the assets of any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.

         12. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

         13. This Agreement will become binding on the parties hereto upon their execution of the attached exhibits to this Agreement.

                                    EXHIBIT A

                       THE U.S. GOVERNMENT SECURITIES FUND
                        THE VIRGINIA MUNICIPAL BOND FUND
                        THE MARYLAND MUNICIPAL BOND FUND
                         THE TREASURY MONEY MARKET FUND
                              THE MONEY MARKET FUND
                         THE TAX-FREE MONEY MARKET FUND
                             THE STYLE MANAGER FUND
                        THE STYLE MANAGER: LARGE CAP FUND


Name of Fund                                          Percentage of Net Assets
------------                                          ------------------------
The Treasury Money Market Fund                                    .50 of 1%
The Money Market Fund                                             .50 of 1%
The Tax-Free Money Market Fund                                    .50 of 1%
The U.S. Government Securities Fund                               .75 of 1%
The Virginia Municipal Bond Fund                                  .75 of 1%
The Maryland Municipal Bond Fund                                  .75 of 1%
The Style Manager: Large Cap Fund                                 .75 of 1%
The Style Manager Fund                                           1.25 of 1%

         For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to the following percentage (the "applicable percentage") of the average daily net assets of each Fund.

         The fee shall be accrued daily at the rate of 1/365th of the applicable percentage applied to the daily net assets of the Fund.

         The advisory fee so accrued shall be paid to Adviser daily.


         Witness the due execution hereof this 28th day of November, 1997.


Attest:                                  VIRTUS CAPITAL MANAGEMENT, INC.

                                         By:
Assistant Secretary                          President


Attest:                                  THE VIRTUS FUNDS

                                         By:
Assistant Secretary                          Vice President
C. Grant Anderson

                                                                  EXHIBIT C

                         INTERIM SUB-ADVISORY AGREEMENT

     THIS AGREEMENT is made between Virtus Capital Management, Inc. (hereinafter referred to as "Adviser") and Trend Capital Management, Inc. located in Minneapolis, Minnesota (hereinafter referred to as "Sub-Adviser").

                                   WITNESSETH:

         That the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Sub-Adviser hereby agrees to furnish to Adviser in its capacity as investment adviser to The Virtus Funds (the "Trust") such investment advice, statistical and other factual information, as may from time to time be reasonably requested by Adviser for one or more of the portfolios ("Funds") of the Trust, which may be offered in one or more classes of shares ("Classes").

         2. For its services under this Agreement, Sub-Adviser shall receive from Adviser an annual fee ("the Sub-Advisory Fee"), as set forth in the exhibit hereto. In the event that the fee due from the Trust to the Adviser on behalf of the Funds is reduced in order to meet expense limitations imposed on the Funds by state securities laws or regulations, the Sub-Advisory Fee shall be reduced by the same percentage as is the existing percentage that it receives of the Adviser's fee. (For example, if the total fee paid by the Trust to the Adviser were 1.00% of average daily net assets of the Fund, and the Sub-Adviser was entitled to receive a sub-advisory fee of .25% of the Fund's average daily net assets, then in the event there was a reduction in fees from the Trust to the Adviser for the above-stated reason, then the reduction in the sub-advisory fee would be 25% of the reduction in the advisory fee).

         Notwithstanding any other provision of this Agreement, the Sub-Adviser may from time to time and for such periods as it deems appropriate, reduce its compensation (and, if appropriate, assume expenses of the Fund or the Class of the Fund) to the extent that the Fund's expenses exceed such lower expense limitation as the Sub-Adviser may, by notice to the Trust on behalf of the Fund, voluntarily declare to be effective.

         3. This Agreement shall begin for the Fund on the date that the parties execute an exhibit to this Agreement relating to such

Funds and shall continue in effect for the Fund until the earlier of the Closing Date defined in the Agreement and Plan of Reorganization to be dated as of November 26, 1997 with respect to the Fund or for two years from the date of its execution and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust) cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified the Trust in writing at least sixty (60) days prior to the anniversary date of this Agreement in any year thereafter that it does not desire such continuation with respect to each Fund.

         4. Notwithstanding any provision in this Agreement, it may be terminated at any time without the payment of any penalty: (a) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act of 1940) of the Fund on sixty (60) days' written notice to Adviser; (b) by Sub-Adviser or Adviser upon 120 days' written notice to the other party to the Agreement.

         5. This Agreement shall automatically terminate: (a) in the event of its assignment (as defined in the Investment Company Act of 1940); or (b) in the event of termination of the Interim Investment Advisory Agreement for any reason whatsoever.

         6. So long as both Adviser and Sub-Adviser shall be legally qualified to act as an investment adviser to the Funds, neither Adviser nor Sub-Adviser shall act as an investment adviser (as such term is defined in the Investment Company Act of 1940) to the Funds except as provided herein and in the Interim Investment Advisory Agreement or in such other manner as may be expressly agreed between Adviser and Sub-Adviser.

         Provided, however, that if the Adviser or Sub-Adviser shall resign prior to the end of any term of this Agreement or for any reason be unable or unwilling to serve for a successive term which has been approved by the Trustees of the Trust pursuant to the provisions of Paragraph 3 of this Agreement or Paragraph 6 of the Interim Investment Advisory Agreement, the remaining party, Sub-Adviser or Adviser as the case may be, shall not be prohibited from serving as an investment adviser to such Fund by reason of the provisions of this Paragraph 6.

         7. This Agreement may be amended from time to time by agreement of the parties hereto provided that such amendment shall be approved both by the vote of a majority of Trustees of the Trust, including a majority of Trustees who are not parties to this Agreement or interested persons, as defined in Section 2(a)(19) of the Investment Company Act of 1940, of any such party at a meeting called for that purpose, and, where required by Section 15(a)(2) of the Investment Company Act of 1940, by the holders of a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act of 1940) of each Fund.

         8. Adviser agrees that, except as otherwise provided by law or agreement of the parties or as may be necessary to effect the purpose and intent of this Agreement, the advice and information provided by Sub-Adviser to Adviser hereunder, and the trends identified therein, shall be held as confidential by Adviser and shall not be resold or passed on by Adviser in written or oral form by Adviser to any other non-affiliated person without Sub- Adviser's express prior written consent.

         9. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser or reckless disregard by the Sub-Adviser of its duties under this Agreement, the Sub-Adviser shall not be liable to the Adviser, the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

                                    EXHIBIT A

                                THE VIRTUS FUNDS
                        THE STYLE MANAGER: LARGE CAP FUND

                         INTERIM SUB-ADVISORY AGREEMENT

         For all services rendered by Sub-Adviser hereunder, Adviser shall pay Sub-Adviser a Sub-Advisory Fee equal to .15% of the first $100 million of the Fund's average daily net assets; and .33 1/3% of the Fund's average daily net assets in excess of $100 million. The Sub-Advisory Fee shall be accrued daily, and paid monthly as set forth in the Interim Advisory Agreement dated November 28, 1997.

         This Exhibit duly incorporates by reference the Interim Sub-Advisory Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their duly authorized officers, and their corporate seals to be affixed hereto this 28th day of November, 1997.


Attest:                                 VIRTUS CAPITAL MANAGEMENT, INC.


________________________                By: ____________________________
Assistant Vice President                         President




                                        TREND CAPITAL MANAGEMENT, INC.


________________________                By: _____________________________
Secretary                                        President

                                                                 EXHIBIT D

                                    EVERGREEN
                                    VALUE FUND

[Value Fund logo appears here]

                                FUND-AT-A-GLANCE
                              As of July 31, 1997


ONE-YEAR PERFORMANCE    CLASS A  CLASS B  CLASS C  CLASS Y

One year w/o sales
  charge                42.44  % 41.20  % 41.24  % 42.58  %
One year with sales
  charge                35.47  % 36.20  % 40.24  % 42.58  %
One year dividends per
  share                 $0.356   $0.192   $0.191   $0.413
One year cap gains per
  share                 $3.339   $3.339   $3.339   $3.339

AVERAGE
ANNUAL RETURNS          CLASS A  CLASS B  CLASS C  CLASS Y

Three years             21.60  % 22.04  %   N/A    23.89  %
Five years              15.86  %   N/A      N/A    17.32
Ten years               12.37  %   N/A      N/A      N/A
Since Inception*        14.42  % 16.82  % 22.25  % 17.96  %

CUMULATIVE RETURNS      CLASS A  CLASS B  CLASS C  CLASS Y

Seven months w/o sales
  charge                20.78  % 20.23  % 20.25  % 20.93  %
Three years             79.80  % 81.76  %   N/A    90.17  %
Five years              108.74 %   N/A      N/A    122.29 %
Ten years               221.12 %   N/A      N/A      N/A
Since Inception*        425.19 % 101.19 % 79.59  % 196.62 %

* CLASS A BEGAN 4/12/85; CLASS B BEGAN 2/2/93;
 CLASS C BEGAN 9/2/94; CLASS Y BEGAN 1/3/91.

                  [Graph appears here]

Comparison of change in value of a $10,000 investment in Evergreen Value Fund Class A, the Standard & Poors 500 Index and the Consumer Price Index.

In Thousands from July 31, 1987 to July 31, 1997

                     PLOT POINTS

CLASS A:              CPI          S&P 500
-------              -----         ------

$9,525              $10,000       $10,000
 8,896               10,399         8,824
11,176               10,934        11,458
11,903               11,461        11,672
13,528               11,971        13,159
14,397               12,349        14,839
16,297               12,690        16,110
16,817               13,042        16,960
19,155               13,403        21,381
22,402               13,797        24,920
32,112               14,102        37,905

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The Standard & Poors 500 Index is an unmanaged market index. This index does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index is from July 31, 1997.


PORTFOLIO MANAGER

                  David C. Francis, C.F.A., Chief Investment Officer,
[Photo of         Institutional, for First Union Capital Management Group, is
David C.          Portfolio Management Team Leader for the Evergreen Value Fund.
Francis           Mr. Francis is an investment professional with more than 17
appears here]     years of equity analysis and management. He joined First Union from Federated Investment Counseling, a division of Federated
                  Investors, Pittsburgh, where he managed equities for employee benefit and tax-exempt separate accounts and mutual funds.

                                       18


                                   EVERGREEN
                                   VALUE FUND

                                          [Value Fund logo appears here]

OBJECTIVE
Evergreen Value Fund seeks long-term capital appreciation, with current income as a secondary objective.

STRATEGY
The Fund normally invests at least 75% of its assets in the stocks of U.S. companies with prospects for earnings growth and dividends. These companies have minimum capitalizations of $100 million. The Fund also may invest in foreign securities, American Depository Receipts and investment quality bonds.

LONG-TERM GROWTH

                 [Graph appears here]

Growth of an investment in Evergreen Value Fund, Class A

                    PLOT POINTS

    Initial Investment              Dividend Reinvestment
    ------------------              ---------------------

   $ 9,525                          $ 9,525
     8,143                            8,497
     9,965                           11,222
     9,760                           11,884
    10,498                           13,239
    10,851                           14,653
    10,870                           15,827
    11,000                           17,012
    12,246                           20,452
    12,655                           22,579
    15,270                           32,112

A $10,000 investment in Evergreen Value Fund, Class A, made on July 31, 1987 with all distributions reinvseted was worth $32,112 on July 31, 1997. Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by shareholders investing in the different classes.

TOP 10 STOCK HOLDINGS                   JULY 31, 1997

AS A PERCENTAGE OF NET ASSETS
                                                             % OF
                                                             NET
      COMPANY                          INDUSTRY             ASSETS

  1.  Nokia Corp.                      Telecommunication       3.0
                                       Services & Equip.
  2.  Tyco International Limited       Diversified             2.9
                                       Companies
  3.  General Electric Co.             Diversified             2.6
                                       Companies
  4.  General Mills, Inc.              Food & Beverage         2.4
                                       Products
  5.  Bristol-Myers Squibb Co.         Healthcare Products     2.4
                                       & Services
  6.  Tosco Corp.                      Energy                  2.3
  7.  CoreStates Financial Corp.       Banks                   2.3
  8.  Tenet Healthcare Corp.           Healthcare Products     2.2
                                       & Services
  9.  Philip Morris Companies          Consumer Products &     2.2
                                       Services
 10.  Williams Companies, Inc.         Oil                     2.1

TOP 10 INDUSTRY ALLOCATIONS           JULY 31, 1997

AS A PERCENTAGE OF NET ASSETS
                                                           % OF
                                                           NET
      INDUSTRY                                            ASSETS

  1.  Banks                                                 16.3
  2.  Diversified Companies                                 11.7
  3.  Energy                                                10.1
  4.  Utilities                                              7.7
  5.  Healthcare Products & Services                         7.5
  6.  Oil                                                    6.6
  7.  Food & Beverage Products                               5.3
  8.  Electrical Equipment & Services                        4.8
  9.  Transportation                                         3.4
 10.  Telecommunication Services & Equip.                    3.0

PORTFOLIO CHARACTERISTICS

Total Net Assets (all classes)   $1.82 billion


                                       19


                                    EVERGREEN
                                    VALUE FUND

[Value Fund logo appears here]

                               MANAGEMENT REPORT
                                 September 1997

Dear Shareholders:

We are pleased to report to you on the Evergreen Value Fund for the fiscal period that ended July 31, 1997.

PERFORMANCE

The Evergreen Value Fund provided strong performance during the period. For example, the Fund's Class Y Shares had a total return of 42.58% for the 12 months that ended on July 31, a period characterized by a positive environment for equities that particularly rewarded the large cap, blue-chip companies emphasized by your Fund. A complete review of the performance of each class of shares can be found on page 18.

INVESTMENT ENVIRONMENT

The investment and economic environment during the fiscal period proved very rewarding for investors. The U.S. economy witnessed phenomenal growth and, surprisingly, did so without experiencing signs of inflationary pressure. However, despite few overt signs of inflation, persistent economic growth prompted the Federal Reserve Board, in a "pre-emptive strike" at inflation, to increase interest rates by 0.25% on March 25. This Fed-induced rate hike-- the only Federal Reserve action during the twelve months-- startled investors, resulting in a short-lived decline in equities before they resumed their upward ascent. Interest rates, despite some short-term swings, remained relatively low and stable over the course of the fiscal year, providing more fuel to power the equity rally.

Strong economic growth, low inflation and low interest rates set the stage for the equity market's impressive advance. The stock market's powerful rally featured larger "blue chip" companies, which outperformed their smaller counterparts. Equities' narrow advance was most evident during the first three months of 1997, as the broad market experienced modest gains versus the negative returns for small cap stocks. Since that period, small- and mid-capitalized stocks have provided excellent returns, and have gained some ground on their larger counterparts. However, over the 12-month period, larger capitalization stocks have been the best performers.

INVESTMENT STRATEGY

Throughout the period, the Evergreen Value Fund emphasized large-sized, market-leading companies that have proven records of earnings growth. Consistent with a traditional "value" fund, many of the holdings' share prices reflect statistical measures of value. Such securities may be undervalued due to market decline, poor economic conditions, actual or anticipated problems, or, simply, lack of market attention.

Within the current market environment in which stocks, as a whole, have been bid up to all-time highs and valuation levels that are inflated, it is increasingly difficult to find companies which are undervalued. This investment environment dictates that we remain focused on our "bottom-up" stock selection process, which concentrates on analyzing security fundamentals rather than broad economic forecasts.

FINANCE

The Fund's largest sector weighting, at approximately 19%, is the financial sector. Within this group, banks have rebounded from the early 1990s, a period in which many financial institutions were crippled by bad loans. Financial companies (banks in particular) have ridden a wave of mergers, low interest rates and productivity-enhancing technology to outstanding gains. The Fund's bank holdings include Central Fidelity Banks, Union Planters, Citicorp and NationsBank, all of which returned over 65% for the fiscal period. Financial companies have provided investors handsome returns over the past three years, and have done so with less volatility than other sectors. Going forward, the fundamental outlook for the industry remains attractive, especially if interest rates and inflation remain at their current benign levels.

TECHNOLOGY

The technology sector is among the best performing industries over the past two years, although its advance over the past year has been somewhat narrow. A relatively small number of spectacular performers such as

                                       20


                                    EVERGREEN
                                    VALUE FUND

                                                  [Value Fund logo appears here]

Intel and Microsoft are largely responsible for the excellent overall performance in the sector. Despite a mild correction in the first quarter of 1997, technology stocks have continued their powerful advance. Despite any short-term volatility, we anticipate this trend to continue. The fundamental outlook for technology-related companies remains positive as companies seek to increase their productivity through technological improvements. Currently, close to half of all capital spending is technology-related. The Fund's performance during the fiscal period was enhanced by particularly strong technology holdings such as Teradyne, Intel and IBM, which returned 245%, 145% and 98%, respectively.

UTILITIES

Utilities comprise the Fund's third largest sector weighting. Within this sector, the portfolio is buoyed by such holdings as Houston Industries and Illinova Corporation. A strong utility exposure bolsters the Fund in two specific ways. First, because utility companies tend to be high dividend-paying companies, our utility weighting tends to increase the Fund's current yield. Second, utilities provide the portfolio a somewhat defensive posture, as these companies possess characteristics that allow them to better endure a market downturn.

OUTLOOK

The outstanding performance of equities over the past couple of years can be attributed to increased efficiency as well as a very favorable economic environment. Companies have experienced surging profits as a direct result of cost-cutting initiatives and productivity gains through technological enhancements. In addition, a very cooperative economy, which has provided solid growth, low interest rates and low inflation, has contributed to a stock market that has doubled over the past three years.

The top individual performers during the fiscal period consisted primarily of large, industry-leading companies, specifically, those within the financial and technology industries. We expect these sectors to remain strongly represented in the coming quarters, as their fundamental outlooks remain very favorable. In addition we intend to maintain a strong representation of large, industry-leading companies such as General Electric, Bristol-Myers, Philip Morris and General Mills, which we believe have the potential to improve the Fund's relative performance.

In light of the dramatic market performance over the past couple of years, we approach the remainder of 1997 with a degree of caution. Judging from its expensive valuation levels, the stock market's upside potential appears to be limited. At this stage of a market cycle, a correction in equity prices is not uncommon. Although painful, a correction would reduce stock valuations to more reasonable levels. Should a market correction occur, we would view it as a buying opportunity.

Thank you for your investment in Evergreen Value Fund.

Sincerely,

/s/ David C. Francis
DAVID C. FRANCIS
PORTFOLIO MANAGEMENT TEAM LEADER
Evergreen Value Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                          Acquisition of the Assets of

                        THE STYLE MANAGER: LARGE CAP FUND

                                   a Series of

                                THE VIRTUS FUNDS
                            Federated Investors Tower
                       Pittsburgh, Pennsylvania 15222-3779
                                 (800) 829-3863

                        By and In Exchange For Shares of

                              EVERGREEN VALUE FUND

                                  a Series of

                             EVERGREEN EQUITY TRUST
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 343-2898

         This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of The Style Manager: Large Cap Fund ("Large Cap"), a series of The Virtus Funds, to Evergreen Value Fund ("Evergreen Value"), a series of the Evergreen Equity Trust, in exchange for Class A shares (to be issued to holders of Investment shares of Large Cap) and Class Y shares (to be issued to holders of Trust shares of Large Cap) of beneficial interest, $.001 par value per share, of Evergreen Value, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:


         (1) The Statement of Additional Information of Evergreen Value dated December 1, 1997 , as amended;

         (2) The Statements of Additional Information of Large Cap dated November 30, 1997;

         (3)      Annual  Report of Large Cap for the year ended  September  30,
                  1997; and

         (4)      Annual Report of Evergreen Value for the period ended
                  July 31, 1997.


         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Evergreen Value and Large Cap dated January 5, 1998. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to Evergreen Value or Large Cap at the telephone numbers or addresses set forth above.

         The date of this  Statement  of  Additional  Information  is January 5,
1998.



                        EVERGREEN GROWTH AND INCOME FUNDS
                                AMENDMENT TO THE
                       STATEMENT OF ADDITIONAL INFORMATION

                             Dated December 1, 1997


Growth and Income Funds

Evergreen Growth and Income Fund ("Growth and Income")
Evergreen Income and Growth Fund (formerly Evergreen Total Return Fund) ("Income and Growth")
Evergreen Small Cap Equity Income Fund ("Small Cap")
Evergreen Utility Fund ("Utility")
Evergreen Value Fund ("Value")
Evergreen Fund for Total Return ("Total Return")

     This Statement of Additional Information pertains to all classes of shares of the Funds listed above. It is not a prospectus and should be read in conjunction with the Prospectus dated April 1, 1997, as supplemented from time to time, for the Growth and Income Funds for the specific Fund in which you are making or contemplating an investment. The Evergreen Growth and Income Funds are offered through two separate prospectuses: one offering Class A, Class B and Class C shares and a separate prospectus offering Class Y shares.

--------------------------------------------------------------------------------

                                                 TABLE OF CONTENTS

--------------------------------------------------------------------------------


Investment Objectives and Policies.............................................2
Investment Restrictions........................................................6
Non-Fundamental Operating Policies............................................12
Trustees .....................................................................13
Investment Advisers...........................................................21
Distribution Plans and Agreements.............................................25
Allocation of Brokerage.......................................................28
Additional Tax Information....................................................30
Net Asset Value...............................................................32
Purchase of Shares............................................................33
General Information about the Funds...........................................43
Performance Information.......................................................44
General  .....................................................................49
Finincial Statements..........................................................49
Appendix "A"..................................................................50


--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVES AND POLICIES
           (See also "Description of the Funds - Investment Objectives and Policies" in each Fund's Prospectus)

--------------------------------------------------------------------------------


     The investment objective(s) of each Fund and a description of the securities in which each Fund may invest is set forth under "Description of the Funds-Investment Objectives and Policies" in the relevant Prospectus. The investment objectives are fundamental and cannot be changed without the approval of shareholders. The following expands upon the discussion in the Prospectus regarding certain investments of each Fund.

U.S. Government Securities (All Funds)

     The types of U.S. government securities in which the Funds may invest generally include direct obligations of the U.S. Treasury such as U. S. Treasury bills, notes and bonds and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:

     (i) the full faith and credit of the U.S. Treasury;

     (ii) the issuer's right to borrow from the U.S. Treasury;

     (iii) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or

     (iv) the credit of the agency or instrumentality issuing the obligations.

     Examples of agencies and instrumentalities that may not always receive financial support from the U.S. government are:

     (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

     (ii) Farmers Home Administration;

     (iii) Federal Home Loan Banks;

     (iv) Federal Home Loan Mortgage Corporation;

     (v) Federal National Mortgage Association; and

     (vi) Student Loan Marketing Association.

Restricted and Illiquid Securities (All Funds)

     Each Fund may invest in restricted and illiquid securities. The ability of the Board of Trustees ("Trustees") to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission ("SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for sale under the Rule. The Funds which invest in Rule 144A securities believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities (eligible for resale under the Rule) for determination by the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

     (i) the frequency of trades and quotes for the security;

     (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers;

     (iii) dealer undertakings to make a market in the security; and

     (iv) the nature of the security and the nature of the marketplace trades.

     Restricted securities would generally be acquired either from institutional investors who originally acquired the securities in private placements or directly from the issuers of the securities in private placements. Restricted securities and securities that are not readily marketable may sell at a discount from the price they would bring if freely marketable.

When-Issued and Delayed Delivery Securities (Utility, Value and Total Return)

     Securities purchased on a when-issued or delayed delivery basis are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. Utility and Value do not intend to engage in when- issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of their assets. Total Return does not intend to invest more than 5% of its net assets in when-issued or delayed delivery transactions.

Lending of Portfolio Securities (All Funds)

     Each Fund may lend its portfolio securities to generate income and to offset expenses. The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Reverse Repurchase Agreements (Small Cap, Utility, Value and Total Return)

     Reverse repurchase agreements are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

     The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

     When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Options and Futures Transactions (All Funds)

     Options which Utility and Value trade must be listed on national securities exchanges.

Purchasing Put and Call Options on Financial Futures Contracts

     Utility, Value and Total Return may purchase put and call options on financial futures contracts (in the case of Utility and Value limited to options on financial futures contracts for U.S. government securities). Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at an undetermined price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

     A Fund may purchase put and call options on futures to protect portfolio securities against decreases in value resulting from an anticipated increase in market interest rates. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the put option will increase in value. In such an event, a Fund will normally close out its option by selling an identical put option. If the hedge is successful, the proceeds received by the Fund upon the sale of the put option plus the realized gain offsets the decrease in value of the hedged securities.

     Alternately, a Fund may exercise its put option to close out the position. To do so, it would enter into a futures contract of the type underlying the option. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

Purchasing Options

     Utility, Value and Total Return may purchase both put and call options on their portfolio securities. These options will be used as a hedge to attempt to protect securities which a Fund holds or will be purchasing against decreases or increases in value. A Fund may purchase put and call options for the purpose of offsetting previously written put and call options of the same series. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.

     Utility, Value and Total Return intend to purchase put and call options on currency and other financial futures contracts for hedging purposes. A put option purchased by a Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

     Utility and Value currently do not intend to invest more than 5% of their net assets in options transactions. Total Return will not purchase a put option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such option.

"Margin" in Futures Transactions

     Unlike the purchase or sale of a security, a Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, a Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by a Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

     A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, a Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

     Income and Growth and Growth and Income may write covered call options to a limited extent on their portfolio securities ("covered options") in an attempt to earn additional income. A Fund will write only covered call option contracts and will receive premium income from the writing of such contracts. Income and Growth and Growth and Income may purchase call options to close out a previously written call option. In order to do so, the Fund will make a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previously written. A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. If an option is exercised, a Fund realizes a long-term or short-term gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

Junk Bonds (Growth and Income and Total Return)

     Consistent with its strategy of investing in "undervalued" securities, Growth and Income and Total Return may invest in lower medium and low-quality bonds also known as "junk bonds" and may also purchase bonds in default if, in the opinion of the Fund's investment adviser, there is significant potential for capital appreciation. Total Return may invest without limit in debt securities which are rated below investment grade. Growth and Income, however, will not invest more than 5% of its total assets in debt securities which are rated below investment grade. These bonds are regarded as speculative with respect to the issuer's continuing ability to meet principal and interest payments. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high yield bond prices because such events could lessen the ability of highly leveraged companies to make principal and interest payments on their debt securities. In addition, the secondary trading market for high yield bonds may be less liquid than the market for higher grade bonds, which can adversely affect the ability to dispose of such securities.

--------------------------------------------------------------------------------

                             INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------


FUNDAMENTAL INVESTMENT RESTRICTIONS

     Except  as  noted,   the  investment   restrictions  set  forth  below  are
fundamental and may not be changed with respect to each Fund without the affirmative vote of a majority of the outstanding voting securities of the Fund. Where an asterisk (*) appears after a Fund's name, the relevant policy is non-fundamental with respect to that Fund and may be changed by the Fund's investment adviser without shareholder approval, subject to review and approval by the Trustees. As used in this Statement of Additional Information and in the Prospectus, "a majority of the outstanding voting securities of the Fund" means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

       1.  Concentration of Assets in Any One Issuer

     Neither Growth and Income nor Income and Growth may invest more than 5% of their net assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

     None of Small Cap, Utility, Value or Total Return may invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 25% of the value of a Fund's total assets may be invested without regard to such 5% limitation.

       2.  Ten Percent Limitation on Securities of Any One Issuer

     None of Small Cap, Growth and Income or Income and Growth may purchase more than 10% of any class of securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

     Neither Value nor Utility may purchase more than 10% of the outstanding voting securities of any one issuer.

     Total Return may not purchase more than 10% of the voting securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

       3.  Investment for Purposes of Control or Management

     None of Growth and Income, Small Cap*, Income and Growth, Utility*, Value or Total Return may invest in companies for the purpose of exercising control or management.

       4.  Purchase of Securities on Margin

     None of Growth and Income, Small Cap*, Income and Growth, Utility, Value or Total Return may purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

       5.  Unseasoned Issuers

     None of Income and Growth, Value*, Utility* or Total Return may invest more than 5% of its total assets in securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors.

     None of Growth and Income or Small Cap* may invest more than 15% of its total assets (10% of total net assets in the case of Growth and Income) in securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors.

       6.  Underwriting

     Growth and Income, Small Cap, Income and Growth, Utility, Value and Total Return will not underwrite any issue of securities except as they may be deemed an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with their investment objectives, policies and limitations.

     7. Interests in Oil, Gas or Other Mineral Exploration or Development Programs.

     None of Growth and Income, Small Cap or Income and Growth may purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

     Utility* will not purchase interests in oil, gas or other mineral exploration or development programs or leases, although the Fund may purchase the securities of other issuers which invest in or sponsor such programs.

     Value will not purchase interests in oil, gas or other mineral exploration or development programs or leases, although it may purchase the publicly traded securities of companies engaged in such activities.

       8.  Concentration in Any One Industry

     Neither Growth and Income nor Income and Growth may concentrate its investments in any one industry, except that each Fund may invest up to 25% of its total net assets in any one industry.

     Small Cap may not invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry; provided, that this limitation shall not apply to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. For purposes of this restriction, utility companies, gas, electric, water and telephone companies will be considered separate industries.

     Value will not invest 25% or more of the value of its total assets in any one industry except Value may invest 25% or more of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     Utility will not invest more than 25% of its total assets (valued at the time of investment) in securities of companies engaged principally in any one industry other than the utilities industry, except that this restriction does not apply to cash or cash items and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     Total Return will not purchase any security (other than U.S. government securities) of any issuer if as a result more than 25% of its total assets would be invested in a single industry; except that (i) there is no restriction with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (iii) the industry classification of utilities will be determined according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (iv) the industry classification of medically related industries will be determined according to their services (for example, management, hospital supply, medical equipment and pharmaceuticals will each be considered a separate industry).

       9.  Warrants

     None of Growth and Income, Income and Growth or Small Cap*, may invest more than 5% of its net assets in warrants and, of this amount, no more than 2% of each Fund's net assets may be invested in warrants that are listed on neither the New York nor the American Stock Exchange.

     Utility* and Value* will not invest more than 5% of their net assets in warrants, including those acquired in units or attached to other securities. For purposes of this restriction, warrants acquired by the Funds in units or attached to securities may be deemed to be without value.

       10.  Ownership by Trustees/Officers

     None of Growth and Income, Small Cap*, Income and Growth, Utility* or Value* may purchase or retain the securities of any issuer if (i) one or more officers or Trustees of a Fund or its investment adviser individually owns or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities.

     Portfolio securities of any Fund may not be purchased from or sold or loaned to its adviser or any affiliate thereof, or any of their directors, officers or employees.

       11.  Short Sales

     None of Growth and Income or Income and Growth may make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, each Fund owns an equal amount of securities of the same issue or owns securities which, without payment by the Fund of any consideration, are convertible into, or are exchangeable for, an equal amount of securities of the same issue.

     Small Cap,* may not make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, each Fund owns an equal amount of securities of the same issue or owns securities which, without payment by the Fund of any consideration, are convertible into, or are exchangeable for, an equal amount of securities of the same issue (and provided that transactions in futures contracts and options are not deemed to constitute selling securities short).

     Total Return will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

     Utility and Value will not sell any securities short.

     12. Lending of Funds and Securities

     Small Cap may not lend its funds to other persons, except through the purchase of a portion of an issue of debt securities publicly distributed or the entering into of repurchase agreements.

     None of Growth and Income or Income and Growth may lend its funds to other persons, except through the purchase of a portion of an issue of debt securities publicly distributed.

     Small Cap may not lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's total assets.

     Growth and Income may not lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the loaned securities provided that the aggregate amount of such loans shall not exceed 30% of the Fund's net assets.

     Income and Growth may not lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash, letters of credit or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market value of the loaned securities (100% of the value of the loaned securities for Income and Growth), including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's net assets.

     Utility will not lend any of its assets, except portfolio securities up to 15% of the value of its total assets. This does not prevent the Fund from purchasing or holding corporate or government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the Fund's investment objectives and policies or the Declaration of Trust governing the Fund.

     Value will not lend any of its assets except that it may purchase or hold corporate or government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements or other transactions which are permitted by the Fund's investment objectives and policies or the Declaration of Trust by which the Fund is governed or lend portfolio securities valued at not more than 5% of its total assets to broker-dealers.

     Total Return will not make loans, except that the Fund may purchase or hold debt securities consistent with its investment objective, lend portfolio securities valued at not more than 15% of its total assets to broker-dealers and enter into repurchase agreements.

13.  Commodities

     Small Cap may not purchase, sell or invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

     None of Growth and Income or Income and Growth may purchase, sell or invest in commodities or commodity contracts.

     None of Utility, Value or Total Return will purchase or sell commodities or commodity contracts; however, each Fund may enter into futures contracts on financial instruments or currency and sell or buy options on such contracts.

       14. Real Estate

     Small Cap may not purchase or invest in real estate or interests in real estate (but this shall not prevent the Fund from investing in marketable securities issued by companies such as real estate investment trusts which deal in real estate or interests therein).

     None of Growth and Income or Income and Growth may purchase, sell or invest in real estate or interests in real estate, except that each Fund may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts.

     None of Utility or Value will buy or sell real estate although each Fund may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate. Neither Utility nor Value will invest in limited partnership interests in real estate.

     Total Return will not purchase or sell real estate, except that it may purchase and sell securities secured by real estate and securities of companies which invest in real estate.

     15.  Borrowing,  Senior  Securities,   Repurchase  Agreements  and  Reverse
Repurchase Agreements

     Income and Growth may not borrow money except from banks as a temporary measure to facilitate redemption requests which might otherwise require the untimely disposition of portfolio investments and for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings shall not exceed 5% of the value of the Fund's total net assets at the time of any such borrowing, or mortgage, pledge or hypothecate its assets, except in an amount sufficient to secure any such borrowing.

     Small Cap may not borrow money, issue senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing, provided that the Fund will not purchase any securities at any time when borrowings, including reverse repurchase agreements, exceed 5% of the value of its total assets. The Fund will not enter into reverse repurchase agreements exceeding 5% of the value of its total assets.

     Growth and Income may not borrow money except from banks as a temporary measure for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings shall not exceed 5% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate its assets, except in an amount not exceeding 15% of its assets taken at cost to secure such borrowing. Growth and Income may not issue senior securities, as defined in the Investment Company Act of 1940, except that this restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges, (ii) lending its portfolio securities, or
(iii) entering into permitted repurchase transactions.

     Utility will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed and except to the extent the Fund may enter into futures contracts. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary or emergency measure to facilitate management of its portfolio by enabling it to, for example, meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. Utility will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding. The Fund will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In these cases, the Fund may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of borrowing. Margin deposits for the purchase and sale of financial futures contracts and related options and segregation or collateral arrangements made in connection with options activities are not deemed to be a pledge.

     Value will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of the value of its total assets; provided that while borrowings exceed 5% of the Fund's total assets, any such borrowings will be repaid before additional investments are made. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage purposes. The Fund will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In these cases, the Fund may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of borrowing. Margin deposits for the purchase and sale of financial futures contracts and related options and segregation or collateral arrangements made in connection with options activities are not deemed to be a pledge.

     Total Return will not borrow money or enter into reverse repurchase agreements, except that the Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregate amounts up to one-third of the value of the Fund's net assets; provided that while borrowings from banks (not including reverse repurchase agreements) exceed 5% of the Fund's net assets, any such borrowings will be repaid before additional investments are made. The Fund will not pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be a pledge of assets. The Fund will not issue senior securities; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be the issuance of a senior security.

       16.  Joint Trading

     None of Growth and Income, Small Cap* or Income and Growth may participate on a joint or joint and several basis in any trading account in any securities. (The "bunching of orders or the purchase or sale of portfolio securities with its investment adviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction).

       17.  Options

     Neither Growth and Income nor Income and Growth may write, purchase or sell put or call options, or combinations thereof, except that each Fund is authorized to write covered call options on portfolio securities and to purchase call options in closing purchase transactions, provided that (i) such options are listed on a national securities exchange, (ii) the aggregate market value of the underlying securities does not exceed 25% of the Fund's net assets, taken at current market value on the date of any such writing, and (iii) the Fund retains the underlying securities for so long as call options written against them make the shares subject to transfer upon the exercise of any options.

     Utility* will not purchase put options on securities unless the securities are held in the Fund's portfolio and not more than 5% of the Fund's total assets would be invested in premiums on open put options. Utility* will not write call options on securities unless securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

       18.  Investing in Securities of Other Investment Companies

     Utility and Value will purchase securities of investment companies only in open-market transactions involving customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees, and, therefore, any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.

     Total Return may not purchase securities of other investment companies, except as part of a merger, consolidation, purchase or assets or similar transaction.

     Each other Fund may purchase the securities of other investment companies, except to the extent such purchases are not permitted by applicable law.

       19.  Restricted Securities

     Value will not invest more than 10% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933.

     Utility* will not invest more than 10% of the value of its net assets in securities subject to restrictions on resale under the Securities Act of 1933, except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Trustees.


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                       NON-FUNDAMENTAL OPERATING POLICIES

--------------------------------------------------------------------------------

     Certain Funds have adopted additional non-fundamental operating policies. Operating policies may be changed by the Board of Trustees without a shareholder vote.

       1. Futures and Options Transactions

     Small Cap will not: (i) sell futures contracts, purchase put options or write call options if, as a result, more than 30% of the Fund's total assets would be hedged with futures and options under normal conditions; (ii) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 30% of its total assets; or (iii) purchase call options if, as a result, the current value of option premiums for options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to, or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

       2.  Illiquid Securities

     None of Growth and Income, Small Cap or Income and Growth may invest more than 15% of its net assets in illiquid securities and other securities which are not readily marketable, including repurchase agreements which have a maturity of longer than seven days, but excluding securities eligible for resale under Rule 144A of the Securities Act of 1933, as amended, which the Trustees have determined to be liquid.

     Utility will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice and certain securities determined by the Trustees not to be liquid and, in non-negotiable time deposits.

     Except with respect to borrowing money (and with respect to Total Return, including borrowing money), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.


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                                    TRUSTEES

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     The Trustees and executive  officers of each trust,  their ages,  addresses and principal occupations during the past five years are set forth below:

     JAMES S. HOWELL (72),  4124 Crossgate Road,  Charlotte,  NC-Chairman of the
Evergreen group of mutual funds and Trustee. Retired Vice President of Lance Inc. (food manufacturing); Chairman of the Distribution Comm. Foundation for the Carolinas from 1989 to 1993.

     RUSSELL A. SALTON, III, M.D. (49), 205 Regency Executive Park, Charlotte, NC -Trustee. Medical Director, U.S. Healthcare of Charlotte, North Carolina since 1996; President, Primary Physician Care from 1990 to 1996.

     MICHAEL S. SCOFIELD (53), 212 S. Tryon Street Suite 980, Charlotte, NC-Trustee. Attorney, Law Offices of Michael S. Scofield since 1969. Messrs. Howell, Salton and Scofield are Trustees of all Evergreen Mutual Funds.

     GERALD M. MCDONNELL (57), 821 Regency Drive, Charlotte, NC -Trustee. Sales Representative with Nucor-Yamoto Inc. (steel producer) since 1988.

     THOMAS L. McVERRY (58), 4419 Parkview Drive, Charlotte, NC-Trustee. Director of Carolina Cooperative Federal Credit Union since 1990 and Rexham Corporation from 1988 to 1990; Vice President of Rexham Industries, Inc. (diversified manufacturer) from 1989 to 1990; Vice President-Finance and Resources, Rexham Corporation from 1979 to 1990.

     WILLIAM WALT PETTIT* (41), Holcomb and Pettit, P.A., 227 West Trade St., Charlotte, NC- Trustee. Partner in the law firm Holcomb and Pettit, P.A. since 1990. Messrs. McDonnell, McVerry and Pettit are Trustees of all Evergreen Mutual Funds, except those established within the Evergreen Variable Trust.

     LAURENCE B. ASHKIN (68), 180 East Pearson Street, Chicago, IL- Trustee. Real estate developer and construction consultant since 1980; President of Centrum Equities since 1987 and Centrum Properties, Inc. since 1980.

     FOSTER BAM (70), Greenwich Plaza, Greenwich, CT- Trustee. Partner in the law firm of Cummings and Lockwood since 1968. Messrs. Ashkin and Bam are Trustees of all Evergreen Mutual Funds (excluded are those established within the Evergreen Variable Trust and Evergreen Investment Trust).

     FREDERICK AMLING (69) Trustee. Professor, Finance Department, George Washington University; President, Amling & Company (investment advice); Member, Board of Advisers, Credito Emilano (banking); and former Economics and Financial Consultant, Riggs National Bank.

     CHARLES A. AUSTIN III (61) Trustee. Investment Counselor to Appleton Partners, Inc.; former Managing Director, Seaward Management Corporation (investment advice); and former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice).

     GEORGE S. BISSELL* (67) Chairman of certain funds in the Evergreen group of mutual funds, and Trustee. Chairman of the Board and Trustee of Anatolia College; Trustee of University Hospital (and Chairman of its Investment Committee); former Director and Chairman of the Board of Hartwell Keystone Advisers, Inc. and former Chairman of the Board and Chief Executive Officer of Keystone Investments, Inc.

     EDWIN D. CAMPBELL (69) Trustee. Director and former Executive Vice President, National Alliance of Business; former Vice President, Educational Testing Services; former Dean, School of Business, Adelphi University; and former Executive Director, Coalition of Essential Schools, Brown University.

     CHARLES F. CHAPIN (67) Trustee. Former Group Vice President, Textron Corp.; and former Director, Peoples Bank (Charlotte, NC).

     K. DUN GIFFORD (57) Trustee. Chairman of the Board, Director, and Executive Vice President, The London Harness Company; Managing Partner, Roscommon Capital Corp.; Trustee, Cambridge College; Chairman Emeritus and Director, American Institute of Food and Wine; Chief Executive Officer, Gifford Gifts of Fine Foods; Chairman, Gifford, Drescher & Associates (environmental consulting); President, Oldways Preservation and Exchange Trust (education); and former Director, Keystone Investments, Inc. and Keystone Investment Management Company.

     LEROY KEITH, JR. (57) Trustee. Director of Phoenix Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.

     F. RAY KEYSER, JR. (69) Trustee and Advisor to the Boards of Trustees of the Evergreen group of mutual funds. Counsel, Keyser, Crowley & Meub, P.C.; Member, Governor's (VT) Council of Economic Advisers; Chairman of the Board and Director, Central Vermont Public Service Corporation and Hitchcock Clinic;
Director, Vermont Yankee Nuclear Power Corporation, Vermont Electric Power Company, Inc., Grand Trunk Corporation, Central Vermont Railway, Inc., S.K.I. Ltd., Sherburne Corporation, Union Mutual Fire Insurance Company, New England Guaranty Insurance Company, Inc., and the Investment Company Institute; former Governor of Vermont.

     DAVID M. RICHARDSON (55) Trustee. Executive Vice President, DHR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); and Director, Commerce and Industry Association of New Jersey, 411 International, Inc., and J&M Cumming Paper Co.

     RICHARD J. SHIMA (57) Trustee and Advisor to the Boards of Trustees of the Evergreen group of mutual funds. Chairman, Environmental Warranty, Inc., and Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of
Connecticut Natural Gas Corporation, Trust Company of Connecticut, Hartford Hospital, Old State House Association, and Enhance Financial Services, Inc.;
Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Kingswood-Oxford School and Greater Hartford YMCA; former Director, Executive Vice President, and Vice Chairman of The Travelers Corporation.

     ANDREW J. SIMONS (57) Trustee. Partner, Farrell, Fritz, Caemmerer, Cleary, Barnosky & Armentano, P.C.; former President, Nassau County Bar Association; former Associate Dean and Professor of Law, St. John's University School of Law.

     Messrs. Amling, Austin, Bissell, Campbell, Chapin, Gifford, Keith, Keyser, Richardson, Shima and Simons are Trustees or Directors of the thirty-one funds in the former Keystone group of mutual funds. Their addresses are 200 Berkeley Street, Boston, Massachusetts 02116-5034.

     ROBERT J. JEFFRIES (74), 2118 New Bedford Drive, Sun City Center, Fl Trustee Emeritus. Corporate consultant since 1967. Mr. Jeffries has been serving as a Trustee Emeritus of eleven Evergreen Mutual Funds since January 1, 1996 (excluded are Evergreen Variable Trust, Evergreen Investment Trust, as well as the former Keystone group of mutual funds).

EXECUTIVE OFFICERS

     JOHN J. PILEGGI (37), 230 Park Avenue, Suite 910, New York, NY- President and Treasurer. Consultant to BISYS Fund Services since 1996. Senior Managing Director, Furman Selz LLC since 1992, Managing Director from 1984 to 1992.

     GEORGE O. MARTINEZ (37), 3435 Stelzer Road, Columbus, OH-Secretary. Senior Vice President/Director of Administration and Regulatory Services, BISYS Fund Services since April 1995. Vice President/Assistant General Counsel, Alliance Capital Management from 1988 to 1995. -------- * Messrs. Pettit and Bissell may each be deemed to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

     The officers of the Trusts are all officers and/or employees of The BISYS Group, Inc. ("BISYS"), except for Mr. Pileggi, who is a consultant to BISYS. BISYS is an affiliate of Evergreen Distributor, Inc., the distributor of each Class of shares of each Fund.

     The Funds do not pay any direct remuneration to any officer or Trustee who is an "affiliated person" of either First Union National Bank, Evergreen Asset Management Corp., Keystone Investment Management Company or their affiliates. See "Investment Advisers". Currently, none of the Trustees is an "affiliated person" as defined in the 1940 Act.

     Set forth below for each of the Trustees is the aggregate compensation (and expenses) paid to such Trustees by each Trust for the year ended July 31, 1997.

                                       Aggregate Compensation From Each Trust

Name  of              Evergreen        Evergreen       Evergreen         Evergreen        Evergreen
Trustee               Income           Growth          American          Invest-          Fund for
                      and              and             Retirement        ment             Total
                      Growth           Income          Trust             Trust            Return
                      Fund             Fund

L.B.Ashkin            $7,134            $1,119         $2,019            $     0      $        0
F. Bam                 6,525               910          1,617                  0               0
R.J. Jeffries          3,200               400            800                  0               0
J.S. Howell            7,270             1,214          2,033             27,124               0
G.M. McDonnell         7,078             1,071          2,011             25,613               0
T.L. McVerry           7,161             1,133          2,021             26,252               0
W.W. Pettit            7,028             1,035          2,006            25,214                0
R.A. Salton            7,000             1,000          2,000             25,000               0
M.S. Scofield          7,000             1,000          2,000             25,000               0
F. Amling                  0                0               0                  0               0
C.A. Austin                0                0               0                  0               0
G.S. Bissell               0                0               0                  0               0
E.D. Campbell              0                0               0                  0               0
C.F. Chapin                0                0               0                  0               0
K.D. Gifford               0                0               0                  0               0
L. Keith                   0                0               0                  0               0
F.R. Keyser              698              676             109              5,198               0
D.M. Richardson            0                0               0                  0               0
R.J. Shima               698              676             109              5,198               0
A.J. Simons                0                0               0                  0               0

                                       -------------------------------------

     Set forth below for each Trustee receiving in excess of $60,000 for the fiscal period ended July 31, 1997 is the aggregate compensation paid to such Trustee by the Evergreen Family of Funds.

                         Total Compensation From Trusts
                        and Fund Complex Paid To Trustees


L.B. Ashkin                         $65,100
J.S. Howell                         102,500
G.M. McDonnell                       89,200
T.L. McVerry                         93,700
W.W. Pettit                          91,825
R.A. Salton                          94,500
M.S. Scofield                        95,700

     As of the date of this Statement of Additional Information, the officers and Trustees of the Trusts owned as a group less than 1% of the outstanding Class A, Class B, Class C or Class Y shares of any of the Funds.

     Set forth below is information with respect to each person, who, to each Fund's knowledge, owned beneficially or of record more than 5% of a class of each Fund's total outstanding shares and their aggregate ownership of the Fund's total outstanding shares as of October 31, 1997.


First Union Natl. Bank-FL C/F, Inc.      Income and                   2,619            6.56%
Fred W. Cookson IRA                      Growth/C
6704 Willow Lane Braden Woods
Bradenton, FL 34202-9632

FUBS & Co. Febo                          Income and                  2,361             5.92%
Last Stop Inc.                           Growth/C
8661 Colesville Rd #D149
Silver Spring, MD 20910-3933

MLPF&S for the sole benefit              Growth and                  227,818           21.83%
of its customers                         Income/C
Attn:  Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

First Union National Bank/EB/INT         Growth and               12,928,184           55.28%
Reinvest Account                         Income/Y
Attn. Trust Operations Fund Group
401 S. Tryon Street, 3rd Floor
CMG 1151
Charlotte, NC  29202-1911

First Union National Bank/EB/INT         Growth and                 4,685,583         20.03%
Cash Account                             Income/Y
Attn. Trust Operations Fund Group
401 S. Tryon Street, 3rd Floor
CMG 1151
Charlotte, NC  29202-1911

MLPF&S for the sole benefit              Small Cap/A               50,874             5.88%
of its customers
Attn:  Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

MLPF&S for the sole benefit             Small Cap/B                278,020           13.20%
of its customers
Attn:  Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

MLPF&S for the sole benefit             Small Cap/C                111,164           25.40%
of its customers
Attn: Fund Administration
4800 Deer Lake Dr. East 3rd Fl.
Jacksonville FL 32246-6484

First Union National Bank/EB/INT        Small Cap/Y                1,832,926          48.09%
 Cash Account
Attn. Trust Operations Fund Group
401 S. Tryon Street, 3rd Floor
CMG 1151
Charlotte, NC  29202-1911


First Union National Bank/EB/INT        Small Cap/Y               884,948            23.33%
Reinvest Account
Attn: Trust Operations Fund Group
401 S. Tryon Street
3rd Floor CMG 1151
Charlotte, NC  28202-1911

Citibank NA                             Small Cap/Y              379,0999               95%
Delta Airlines Master Trust
308235
Joe Villella Citicorp Services
1410 N. Westshore Blvd. F15
Tampa, FL 33607-4519

FUBS & Co. Febo                          Utility/C               6,400                21.04%
Elsie B. Strom
Lewis F. Strom
906 Wells Street
Bennettsville, SC 29512-3240

FUBS & Co. Febo                          Utility/C                 2,185               7.18%
Thomas McKinney and
Lottie McKinney
170 Scott Blvd.
Tyrone, GA 30290-9767

Fubs & Co. Febo                          Utility/C                 2,083               6.85%
Max Ray and
Jeralyne Ray
Route 2 Box 111
Greenmountain, NC 28740-9618

FUBS & Co. Febo                          Utility/C                 1,796                5.90%
Evelyn L. Smith
Creg Smith
3294 Myrtle Street
Hapeville, GA 30354-1418

FUBS & Co. Febo                          Utility/C                1,546                 5.08%
Ruth D. Hayes and
D. W. Hayes
5460 Ash Street
Forest Park, GA 30050-4068

First Union National Bank               Utility/Y                86,855                58.58%
Trust Account
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0002

First Union National Bank              Utility/Y                 46,441                31.32%
Trust Account
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0002

First Union National Bank-FL C/F         Value/C                16,4830                 12.82%
Irving Decter IRA
418 Mariner Dr.
Jupiter, FL 33447

First Union National Bank                Value/Y              27,876,502                62.84%
Trust Account
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0002

First Union National Bank                Value/Y                15,892,513             35.82%
Trust Account
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0002

MLPF&S for the sole benefit             Tot Return/A                139,971             5.98%
of its customers
Attn: Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

MLPF&S for the sole benefit             Tot Return/B                464,170             9.98%
of its customers
Attn: Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

SSN/TIN: 866168037                     Tot Return/C                137,812             13.47%
Lavedna Ellingson
Douglas Ellingson TTEES
Lavedna Ellingson Marital Trust
U/A DTD 5-1-86
8510 McClintock
Tempe, AZ 85284-2527

MLPF&S for the sole benefit            Tot Return/C                 116,702            11.41%
of its customers
Attn: Fund Admin
4800 Deer Lake Dr. E, 3rd Floor
Jacksonville, FL 32246-6484

SSB Cust IRA Rollover                  Tot Return/Y                    2,159           93.73%
Gail L. Gulbenkian
3768 McCoy Road
Blacksburg, VA 24060-0652

James R. Vanko Cust                    Tot Return/Y                     143             6.23%
Kathryn A. Vanko
UnifTrans Min Act-CA
P.O. Box 7585
Mannoth Lakes, CA 93546-7585

--------------------------------------------------------------------------------

                               INVESTMENT ADVISERS
          (See also "Management of the Fund" in each Fund's Prospectus)

--------------------------------------------------------------------------------


     The investment adviser of Income and Growth, Growth and Income and Small Cap is Evergreen Asset Management Corp., a New York corporation, with offices at 2500 Westchester Avenue, Purchase, New York ("Evergreen Asset" or the "Adviser"). Evergreen Asset is owned by FUNB (the"Adviser") which, in turn, is a subsidiary of First Union Corporation ("First Union"), a bank holding company headquartered in Charlotte, North Carolina.

     The investment adviser of Utility and Value is FUNB which provides investment advisory services through its Capital Management Group.

     The investment adviser of Total Return is Keystone Investment Management Company ("Keystone" or the "Adviser"), a Delaware corporation, with offices at 200 Berkeley Street, Boston, Massachusetts. Keystone is an indirectly owned subsidiary of FUNB.

     The Directors of Evergreen Asset are Richard K. Wagoner and Barbara I. Colvin. The executive officers of Evergreen Asset are Stephen A. Lieber, Chairman and Co-Chief Executive Officer, Nola Maddox Falcone, President and Co-Chief Executive Officer, and Theodore J. Israel, Jr., Executive Vice President. The Directors of Keystone are Albert H. Elfner, III, Edward F. Godfrey, W. Douglas Munn, Donald McMullen, William M. Ennis, II and Barbara I. Colvin. The executive officers of Keystone are Albert H. Elfner, III, Chairman, Chief Executive Officer and President, Edward F. Godfrey, Senior Vice President and Chief Operating Officer, W. Douglas Munn, Senior Vice President, Chief Financial Officer and Treasurer and Rosemary D. Van Antwerp, Senior Vice President and Secretary.

     On September 6, 1996, First Union and FUNB entered into an Agreement and Plan of Acquisition and Merger (the "Merger") with Keystone Investments, Inc. ("Keystone Investments"), the corporate parent of Keystone, which provided, among other things, for the merger of Keystone Investments with and into a wholly-owned subsidiary of FUNB. The Merger was consummated on December 11, 1996. Keystone continues to provide investment advisory services to certain funds in the Evergreen Keystone Family of Funds. Contemporaneously with the Merger, Total Return entered into a new investment advisory agreement with Keystone and into a principal underwriting agreement with the Distributor.

     Under the Investment Advisory Agreement with each Fund, each Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to each Fund's portfolio of investments. In addition, each Adviser provides office facilities to the Funds and performs a variety of administrative services. Each Fund pays the cost of all of its other expenses and liabilities, including expenses and liabilities incurred in connection with maintaining their registrations under the Securities Act of 1933, as amended, and the 1940 Act, printing prospectuses (for existing shareholders) as they are updated, state qualifications, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholder meetings and reports to shareholders. Notwithstanding the foregoing, each Adviser will pay the costs of printing and distributing prospectuses used for prospective shareholders.

     The method of computing the investment advisory fee for each Fund is described in such Fund's Prospectus. The advisory fees paid by each Fund for the three most recent fiscal periods reflected in its registration statement are set forth below:




INCOME                  Six Months             Year Ended             Year Ended
AND GROWTH              Ended 7/31/97          1/31/97                1/31/96
Advisory Fee            $4,371,784             $8,823,541             $9,343,195
                        ===========            ===========            ==========
Expense                 $0                     $0                     $53,576
Reimbursement

SMALL CAP                Seven Months          Year Ended           Year Ended
                         Ended 7/31/97         12/31/96             12/31/95
Advisory Fee             $180,153               $ 63,333            $  45,397
Waiver                   ($ 35,183)            ($ 63,333)           ($  45,397)
                         ------------          ------------         ------------
Net Advisory Fee         $ 144,970             $0                    $0
                         =========             =========            ========

SMALL CAP                Seven Months          Year Ended           Year Ended
                         Ended 7/31/97         12/31/96             12/31/95
Expense
Reimbursement            $0                    $133,406             $164,584
                         --------------        --------------       ----------

UTILITY                  Seven Months          Year Ended            Year Ended
                         Ended 7/31/97         12/31/96              12/31/95
Advisory Fee             $382,537               $725,733             $456,021
Waiver                   ($146,640)            ($396,483)           ($299,028)
                         --------------        --------------       ------------
Net Advisory Fee         $235,897              $329,300             $156,993
                         ========              ========             ========
Expense
Reimbursement            $0                   $0                    $ 51,894
                         ----------------      ----------------     ------------


GROWTH                   Seven Months         Year Ended             Year Ended
AND INCOME               Ended 7/31/97        12/31/96               12/31/95
Advisory Fee             $5,736,248           $5,287,338             $1,332,685
                          ========            ========                ========
Expense
Reimbursement             $0                  $5,000                 $0
                         --------------       --------------          ----------

VALUE                     Seven Months         Year Ended             Year Ended
                          Ended 7/31/97        12/31/96               12/31/95
Advisory Fee              $4,753,235           $6,950,730             $5,120,579


TOTAL RETURN              Eight Months         Year Ended             Year Ended
                          Ended 7/31/97        11/30/96               11/30/95
Advisory Fee              $546,092             $448,266               $300,290
                          ========             ========               ========

Expense Limitations

     Keystone has voluntarily agreed to limit Total Return's Class A expenses to 1.50% of the average daily net assets of Class A shares, such expense limitation to be reevaluated on a calendar month basis and to be modified or eliminated in the future at the discretion of Keystone.

     The Investment Advisory Agreements are terminable, without the payment of any penalty, on sixty days' written notice, by a vote of the holders of a majority of each Fund's outstanding shares, or by a vote of a majority of each Trust's Trustees or by the respective Adviser. The Investment Advisory Agreements will automatically terminate in the event of their assignment. Each Investment Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder.

     The Investment Advisory Agreements with respect to Income and Growth, Growth and Income and Small Cap were approved by each Fund's shareholders on June 23, 1994, became effective on June 30, 1994, and were last approved by the Trustees of each Trust on June 17, 1997.

     The Investment Advisory Agreement with respect to Utility and Value dated February 28, 1985, and amended from time to time thereafter, was last approved by the Trustees of Evergreen Investment Trust on June 17, 1997.

     The Investment Advisory Agreement with respect to Total Return was approved by the Fund's shareholders on December 9, 1996, and became effective on December 11, 1996.

     Each Investment Advisory Agreement will continue in effect from year to year provided that its continuance is approved annually by a vote of a majority of the Trustees of each Trust including a majority of those Trustees who are not parties thereto or "interested persons" (as defined in the 1940 Act) of any such party (the "Independent Trustees"), cast in person at a meeting duly called for the purpose of voting on such approval or a majority of the outstanding voting shares of each Fund.

     Certain other clients of each Adviser may have investment objectives and policies similar to those of the Funds. Each Adviser (including the sub-adviser) may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of each Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including one or more of the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

     Although the investment objectives of the Funds are not the same, and their investment decisions are made independently of each other, they rely upon the same resources for investment advice and recommendations. Therefore, on occasion, when a particular security meets the different investment objectives of the various Funds, they may simultaneously purchase or sell the same security. This could have a detrimental effect on the price and quantity of the security available to each Fund. If simultaneous transactions occur, each Adviser attempts to allocate the securities, both as to price and quantity, in accordance with a method deemed equitable to each Fund and consistent with their different investment objectives. In some cases, simultaneous purchases or sales could have a beneficial effect, in that the ability of one Fund to participate in volume transactions may produce better executions for that Fund.

     Each Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between each Fund and the other registered investment companies for which Evergreen Asset, FUNB or Keystone act as investment adviser or between the Fund and any advisory clients of Evergreen Asset, FUNB, Keystone or Lieber. Each Fund may from time to time engage in such transactions but only in accordance with these procedures and if they are equitable to each participant and consistent with each participant's investment objectives.

     From  July  8,  1995  to  March  11,   1997,   Evergreen   Asset   provided
administrative services to each of the portfolios of Evergreen Investment Trust for a fee based on the average daily net assets of each fund administered by Evergreen Asset for which Evergreen Asset or FUNB also served as investment adviser, calculated daily and payable monthly at the following annual rates:
 .050% on the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and
 .010% on assets in excess of $30 billion. For the period from July 8, 1995 through December 31, 1995 and the fiscal year ended December 31, 1996, Utility and Value incurred the following administration costs: Utility $39,330 and $70,215, respectively; and Value $323,050 and $670,060, respectively.

     Evergreen Investment Services, Inc. ("EIS") began providing administrative services on March 12, 1997 to each of the portfolios of Evergreen Investment Trust at the same rates as described above. For the period from January 1, 1997 through July 31, 1997, Utility and Value incurred the following administration costs: Utility $28,507; and Value $352,965, respectively.


--------------------------------------------------------------------------------

                        DISTRIBUTION PLANS AND AGREEMENTS

--------------------------------------------------------------------------------


     Reference is made to "Management of the Funds - Distribution Plans and Agreements" in the Prospectus of each Fund for additional disclosure regarding the Funds' distribution arrangements. Distribution fees are accrued daily and paid monthly on the Class A, Class B Class and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge after the first year following the month of purchase, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and the Class C shares are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of the Fund's shares.

     Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of its Class A, Class B and Class C shares (each a "Plan" and collectively, the "Plans"), the Treasurer of each Fund reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of each Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the disinterested Trustees are committed to the discretion of such disinterested Trustees then in office.

     Each Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

     Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of each Trust or by vote of the holders of a majority of the outstanding voting securities of that Class and, in either case, by a majority of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto.

     The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B and Class C shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to each Fund and holders of Class A, Class B and Class C shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B and Class C shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B and Class C shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B and Class C shares.

     In addition to the Plans, Utility and Value have each adopted a Shareholder Services Plan whereby shareholder servicing agents may receive fees from the Fund for providing services which include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance, and communicating or facilitating purchases and redemptions of Class B and Class C shares of the Fund.

     In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more Classes of a Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to that Class or Classes, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of shares of such Class or Classes through deferred sales charges.

     All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of a Trust or the holders of the Fund's outstanding voting securities, voting separately by Class, and in either case, by a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular Class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the Class affected. With respect to Utility and Value, amendments to the Shareholder Services Plan require a majority vote of the disinterested Trustees but do not require a shareholders vote. Any Plan, Shareholder Services Plan or Distribution Agreement may be terminated (i) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by Class or by a majority vote of the disinterested Trustees, or (ii) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment.

     Income and Growth, Growth and Income, Small Cap and Total Return incurred the following Distribution Plans and Shareholder Services Plan fees:

Distribution Fees:

INCOME AND GROWTH. For the fiscal period ended July 31, 1997, $13,129 on behalf of its Class A shares, $141,953 on behalf of its Class B shares and $3,417 on behalf of its Class shares.

GROWTH AND INCOME. For the fiscal period ended July 31, 1997, $175,321 on behalf of its Class A shares, $1,627,668 on behalf of its Class B shares and $68,757 on behalf of its class C shares.

SMALL CAP. For the fiscal period ended July 31, 1997, $1,710 on behalf of its Class A shares, $11,297 on behalf of its Class B shares and $4,164 on behalf of its class C shares.

TOTAL RETURN. For the fiscal period ended July 31, 1997, $66,585 on behalf of its Class A shares and $344,125 on behalf of its Class B shares and $89,922 on behalf of its class C shares.

Shareholder Services Fees:

INCOME AND GROWTH. For the fiscal period ended July 31, 1997, shareholder service fees of $47,318 on behalf of its Class B shares and $1,139 on behalf of its class C shares.

GROWTH AND INCOME. For the fiscal period ended July 31, 1997, shareholder service fees of $542,555 on behalf of its Class B shares and $22,919 on behalf of its class C shares.

SMALL CAP. For the fiscal period ended July 31, 1997, shareholder service fees of $3,766 on behalf of its Class B shares and $1,388 on behalf of its class C shares.

TOTAL RETURN. For the fiscal period ended July 31, 1997, shareholder service fees of $116,292 on behalf of its Class B shares and $29,986 on behalf of its class C shares.

     Value and Utility incurred the following Distribution Services Plans and Shareholder Services Plans fees:

Distribution Fees:

VALUE. For the fiscal period ended July 31, 1997, $509,860 on behalf of its Class A shares, $1,003,000 on behalf of its Class B shares and $8,193 on behalf of its Class C shares.

UTILITY. For the fiscal period ended July 31, 1997, $134,715 on behalf of its Class A shares, $160,642 on behalf of its Class B shares and $1,585 on behalf of its Class C shares.

Shareholder Services Plans fees:

VALUE. For the fiscal period ended July 31, 1997, $334,333 on behalf of its Class B shares and $2,731 on behalf of its Class C shares.

UTILITY. For the fiscal period ended July 31, 1997, $53,548 on behalf of its Class B shares and $529 on behalf of its Class shares.

--------------------------------------------------------------------------------

                             ALLOCATION OF BROKERAGE

--------------------------------------------------------------------------------


     Decisions regarding each Fund's portfolio are made by its Adviser, subject to the supervision and control of the Trustees. Orders for the purchase and sale of securities and other investments are placed by employees of each Fund's Adviser. In general, the same individuals perform the same functions for the other funds managed by each Adviser. A Fund will not effect any brokerage transactions with any broker or dealer affiliated directly or indirectly with the Adviser unless such transactions are fair and reasonable, under the circumstances, to the Fund's shareholders. Circumstances that may indicate that such transactions are fair or reasonable include the frequency of such transactions, the selection process and the commissions payable in connection with such transactions.

     A substantial portion of the transactions in equity securities for each Fund will occur on domestic stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although the Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

     It is anticipated that most purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between bid and ask prices.

     In selecting firms to effect securities transactions, the primary consideration of each Fund shall be prompt execution at the most favorable price. Each Adviser will also consider such factors as the price of the securities and the size and difficulty of execution of the order. If these objectives may be met with more than one firm, the Adviser will also consider the availability of statistical and investment data and economic facts and opinions helpful to the Fund. To the extent that receipt of these services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses.

     Under Section 11(a) of the Securities Exchange Act of 1934, as amended, and the rules adopted thereunder by the SEC, Lieber may be compensated for effecting transactions in portfolio securities for a Fund on a national securities exchange provided the conditions of the rules are met. Each Fund advised by Evergreen Asset has entered into an agreement with Lieber authorizing Lieber to retain compensation for brokerage services. In accordance with such agreement, it is contemplated that Lieber, a member of the New York and American Stock Exchanges, will, to the extent practicable, provide brokerage services to Growth and Income, Income and Growth and Small Cap with respect to substantially all securities transactions effected on the New York and American Stock Exchanges. In such transactions, the Adviser will seek the best execution at the most favorable price while paying a commission rate no higher than that offered to other clients of Lieber or that which can be reasonably expected to be offered by an unaffiliated broker-dealer having comparable execution capability in a similar transaction. However, no Fund will engage in transactions in which Lieber would be a principal. While no Fund advised by Evergreen Asset contemplates any ongoing arrangements with other brokerage firms, brokerage business may be given from time to time to other firms. In addition, the Trustees have adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all brokerage transactions with Lieber, as an affiliated broker-dealer, are fair and reasonable.

     Each Trust's Board of Trustees has determined that a Fund may consider sales of Fund shares as a factor in the selection of brokers to execute portfolio transactions, subject to the requirements of best execution described above. The Fund expects that purchases and sales of securities will usually be effected through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable. Under its Investment Advisory Agreement, Keystone is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event Keystone follows such a practice, it will do so on a basis that is fair and equitable to Total Return.

     Any profits from brokerage commissions accruing to Lieber as a result of portfolio transactions for Growth and Income, Income and Growth and Small Cap will accrue to FUNB and to its ultimate parent, First Union. The Investment Advisory Agreements do not provide for a reduction of the Adviser's fee with respect to any Fund by the amount of any profits earned by Lieber from brokerage commissions generated by portfolio transactions of the Fund.

     The following chart shows: (i) the brokerage commissions paid by each Fund advised by Evergreen Asset during their last three fiscal years; (ii) the amount and percentage thereof paid to Lieber; and (iii) the percentage of the total dollar amount of all portfolio transactions with respect to which commissions have been paid which were effected by Lieber:



INCOME AND GROWTH                  Period Ended     Year Ended       Year Ended
                                   7/31/97          1/31/97          1/31/96

Total Brokerage                     $1,575,483      $3,529,313        $3,255,068
Commissions
Dollar Amount and %                 $1,066,378      $2,835,293        $2,982,640
paid to Lieber                      68%             80%               92%
% of Transactions
Effected by Lieber                  69%             47%               90%


SMALL CAP                           Period Ended     Year Ended      Year Ended
                                    7/31/97          12/31/96        12/31/95

Total Brokerage                     $74,018          $14,647         $5,968
Commissions
Dollar Amount and %                 $61,390          $13,246         $4,863
paid to Lieber                      83%              90%             81%
% of Transactions
Effected by Lieber                  75%              87%             77%

GROWTH AND INCOME                   Period Ended    Year Ended      Year Ended
                                    7/31/97         12/31/96        12/31/95

Total Brokerage                     $412,968        $519,064        $210,923
Commissions
Dollar Amount and %                 $348,590        $429,888        $160,659
paid to Lieber                      85%             83%             76%
% of Transactions
Effected by Lieber                  78%             78%             74%



     Each of the Funds changed its fiscal year end to July 31 during the first period covered by the foregoing table.

     Value, Utility and Total Return did not pay any commissions to Lieber. For the fiscal period ended July 31, 1997 and the fiscal years ended December 31, 1996 and 1995, Utility paid $220,091, $323,978 and $272,806, respectively, in commissions on brokerage transactions. For the fiscal period ended July 31, 1997 and the fiscal years ended December 31, 1996 and 1995, Value paid $273,045, $3,164,292 and $1,644,077, respectively, in commissions on brokerage transactions. For the fiscal period ended July 31, 1997 and the fiscal years ended November 30, 1996 and 1995, Total Return paid $153,935, $227,013 and $92,665, respectively, in commissions on brokerage transactions.

--------------------------------------------------------------------------------
                           ADDITIONAL TAX INFORMATION
                    (See also "Other Information - Dividends,
               Distributions and Taxes" in each Fund's Prospectus)
--------------------------------------------------------------------------------

     Each Fund has qualified and intends to continue to qualify for and elect the tax treatment applicable to a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, a Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; (ii) derive less than 30% of its gross income from the sale or other disposition of securities, options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the RIC's principal business of investing in securities (or options and futures with respect thereto) held for less than three months (this requirement is repealed for Fund fiscal years beginning after August 5, 1997); and (iii) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, a Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

     Dividends paid by a Fund from investment company taxable income generally will be taxed to the shareholders as ordinary income. Investment company taxable income includes net investment income and net realized short-term gains (if any). Any dividends received by a Fund from domestic corporations will constitute a portion of the Fund's gross investment income. It is anticipated that this portion of the dividends paid by a Fund (other than distributions of securities profits) will qualify for the 70% dividends-received deduction for corporations. Shareholders will be informed of the amounts of dividends which so qualify.

     Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders (who are not exempt from tax) as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Capital gain on assets held for more than 18 months is generally subject to a maximum federal income tax rate of 20% for an individual. The maximum capital gains tax rate for capital assets held by an individual for more than 12 months but not more than 18 months is generally 28%. Short-term capital gains distributions are taxable to shareholders who are not exempt from tax as ordinary income. Such distributions are not eligible for the dividends-received deduction. Any loss recognized upon the sale of shares of a Fund held by a shareholder for six months or less will be treated as a long-term capital loss to the extent that the shareholder received a long-term capital gain distribution with respect to such shares.

     Distributions will be taxable as described above to shareholders (who are not exempt from tax), whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.

     Distributions by each Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable as ordinary income or capital gain as described above to shareholders (who are not exempt from tax), even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive what is in effect a return of capital upon the distribution which will nevertheless be taxable to shareholders subject to taxes.

     Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gains or loss will be treated as a capital gain or loss if the shares are capital assets in the investor's hands and will be a long-term capital gain or loss if the shares have been held for more than one year. Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of.

     Each shareholder should consult his or her own tax adviser to determine the state and local tax implications of Fund distributions.

     Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisers about the applicability of the backup withholding provisions.

     If more than 50% of the value of a Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and a Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount a Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on a Fund's investments. The shareholder will be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the above-described tax credit and deductions are subject to certain limitations.

     The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisers regarding specific questions relating to federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

--------------------------------------------------------------------------------

                                 NET ASSET VALUE
--------------------------------------------------------------------------------


     The following information supplements that set forth in each Fund's Prospectus under the subheading "How to Buy Shares - How the Funds Value Their Shares" in the Section entitled "Purchase and Redemption of Shares."

     The public offering price of shares of a Fund is its net asset value plus, in the case of Class A shares, a sales charge which will vary depending upon the purchase alternative chosen by the investor, as more fully described in the Prospectus. See "Purchase of Shares - Class A Shares - Front-End Sales Charge Alternative." On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of Fund shares, the per share net asset value of each such Fund is computed in accordance with the Declaration of Trust and By-Laws governing each Fund as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday.

     For each Fund, securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the NASDAQ National List are valued at the last quoted sale or, if no sale, at the mean of closing bid and asked prices and portfolio bonds are presently valued by a recognized pricing service when such prices are believed to reflect the fair value of the security. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. If accurate quotations are not available, securities will be valued at fair value determined in good faith by the Board of Trustees.

         The respective per share net asset values of the Class A, Class B, Class C and Class Y shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A shares (and, in turn, that of Class A shares may be lower than Class Y shares) as a result of the greater daily expense accruals, relative to Class A and Class Y shares, of Class B and Class C shares relating to distribution services fees (and, with respect to Utility and Value, Shareholder Service Plan fees) and, to the extent applicable, transfer agency fees and the fact that Class Y shares bear no additional distribution, shareholder service or transfer agency related fees.

     While it is expected that, in the event each Class of shares of a Fund realizes net investment income or does not realize a net operating loss for a period, the per share net asset values of the four Classes will tend to converge immediately after the payment of dividends, which dividends will differ by approximately the amount of the expense accrual differential among the Classes, there is no assurance that this will be the case. In the event one or more Classes of a Fund experiences a net operating loss for any fiscal period, the net asset value per share of such Class or Classes will remain lower than that of Classes that incurred lower expenses for the period.

     To the extent that any Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities will be translated into United States dollars at the mean between the buying and selling rates of the currency in which such a security is denominated against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Fund. The Trustees will monitor, on an ongoing basis, a Fund's method of valuation. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York.

     Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in a Fund's calculation of net asset value unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made. Securities transactions are accounted for on the trade date, the date the order to buy or sell is executed. Dividend income and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date.


--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------



     The following information supplements that set forth in each Fund's Prospectus under the heading "Purchase and Redemption of Shares - How To Buy Shares."

General

     Shares of each Fund will be offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "front-end sales charge alternative"), with a contingent deferred sales charge (the deferred sales charge alternative"), or without any front-end sales charge, but with a contingent deferred sales charge imposed only during the first year after the month of purchase (the "level-load alternative"), as described below. Class Y shares which, as described below, are not offered to the general public, are offered without any front-end or contingent sales charges. Shares of each Fund are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Distributor ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Distributor ("selected agents"), or (iii) the Distributor. The minimum for initial investment is $1,000; there is no minimum for subsequent investments. The subscriber may use the Application available from the Distributor for his or her initial investment. Sales personnel of selected dealers and agents distributing a Fund's shares may receive differing compensation for selling Class A, Class B or Class C shares.

     Investors may purchase shares of a Fund in the United States either through selected dealers or agents or directly through the Distributor. A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

     Each Fund will accept unconditional orders for its shares to be executed at the public offering price equal to the net asset value next determined (plus for Class A shares, the applicable sales charges), as described below. Orders received by the Distributor prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus for Class A shares the sales charges). In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to the Distributor prior to its close of business that same day (normally 5:00 p.m. Eastern time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

     Following the initial purchase of shares of a Fund, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Application. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("ACH"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the same Fund business day for non-money market funds, and two days following the day the order is received for money market funds, and the applicable public offering price will be the public offering price determined as of the close of business on such business day. Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to a Fund, stock certificates representing shares of a Fund are not issued. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

Alternative Purchase Arrangements

     Each Fund issues four classes of shares: (i) Class A shares, which are sold to investors choosing the front-end sales charge alternative; (ii) Class B shares, which are sold to investors choosing the deferred sales charge alternative; (iii) Class C shares, which are sold to investors choosing the level-load sales charge alternative; and (iv) Class Y shares, which are offered only to (a) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (b) certain investment advisory clients of the Advisers and their affiliates, and (c) institutional investors. The four Classes of shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) only Class A, Class B and Class C shares are subject to a Rule 12b-1 distribution fee, (ii) Class B and Class C shares of Balanced, Utility and Value are subject to a Shareholder Service Plan fee, (iii) Class A shares bear the expense of the front-end sales charge and Class B and Class C shares bear the expense of the deferred sales charge, (iv) Class B shares and Class C shares each bear the expense of a higher Rule 12b-1 distribution services fee and shareholder service fee than Class A shares and, in the case of Class B shares, higher transfer agency costs, (v) with the exception of Class Y shares, each Class of each Fund has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services (and, to the extent applicable, Shareholder Service Plan fee) is paid which relates to a specific Class and other matters for which separate Class voting is appropriate under applicable law, provided that, if the Fund submits to a simultaneous vote of Class A, Class B and Class C shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B and Class C shareholders will vote separately by Class, and (vi) only the Class B shares are subject to a conversion feature. Each Class has different exchange privileges and certain different shareholder service options available.

     The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services (and, to the extent applicable, Shareholder Service Plan) fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services (and, to the extent applicable, shareholder service) fee on Class C shares, would be less than the front-end sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class B and Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at the lowest applicable sales charge. For this reason, the Distributor will reject any order (except orders for Class B shares from certain retirement plans) for more than $250,000 for Class B shares or $500,000 for Class C shares.

     Class A shares are subject to a lower distribution services fee and no Shareholder Service Plan fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because front-end sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced front-end sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution (and, to the extent applicable, Shareholder Service Plan) charges on Class B shares or Class C shares may exceed the front-end sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such front-end sales charges, not all their funds will be invested initially.

     Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution services (and, to the extent applicable, Shareholder Service Plan) fees and, in the case of Class B shares, being subject to a contingent deferred sales charge for a six-year period. For example, based on current fees and expenses, an investor subject to the 4.75% front-end sales charge imposed on Class A shares of the Funds would have to hold his or her investment approximately seven years for the Class B and Class C distribution services (and, to the extent applicable, Shareholders Service Plan) fees, to exceed the front-end sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class B and Class C distribution services (and, to the extent applicable, shareholder service) fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

     Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the six year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

     With respect to each Fund, the Trustees have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Class Y shares. On an ongoing basis, the Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Front-End Sales Charge Alternative--Class A Shares

     The public offering price of Class A shares for purchasers choosing the front-end sales charge alternative is the net asset value plus a sales charge as set forth in the Prospectus for each Fund.

     Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A shares sold to investors. The Distributor's commission is the sales charge set forth in the Prospectus for each Fund, less any applicable discount or commission "reallowed" to selected dealers and agents. The Distributor will reallow discounts to selected dealers and agents in the amounts indicated in the table in the Prospectus. In this regard, the Distributor may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Distributor.

     Set forth below is an example of the method of computing the offering price of the Class A shares of each Fund. The example assumes a purchase of Class A shares of a Fund aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of each Fund at the end of each Fund's latest fiscal period.

                                       Date            Net Asset         Per Share          Offering Price
                                                         Value          Sales Charge          Per Share
Growth and Income                    7/31/97            $27.26             $1.36                $28.62
Income and Growth                    7/31/97            $23.94             $1.19                $25.13
Small Cap                            7/31/97            $15.69             $0.78                $16.47
Utility                              7/31/97            $11.45             $0.57                $12.02
Value                                7/31/97            $24.64             $1.23                $25.87
Total Return                         7/31/97            $20.69             $1.03                $21.72


     Prior to January 3, 1995, shares of Growth and Income, Income and Growth and Small Cap were offered exclusively on a no-load basis and, accordingly, no underwriting commissions were paid in respect of sales of shares of these Funds or retained by the Distributor. In addition, since Class B and Class C shares were not offered by Growth and Income, Income and Growth or Small Cap prior to January 3, 1995, contingent deferred sales charges have been paid to the Distributor with respect to Class B or Class C shares only since January 3, 1995.

     With respect to Utility and Value, the following commissions were paid to and amounts wereretained by Federated Securities Corp. through July 7, 1995, which until such date was the principal underwriter of portfolios of Evergreen Investment Trust. For the subsequent periods, commissions were paid to and amounts were retained by the current Distributor as noted below:


                                  Period Ended         Year Ended          Period From          Period From
                                    7/31/97              12/31/96             7/8/95               1/1/95
                                                                           to 12/31/95          to 7/7/95
VALUE
Comissions                                           $522,573             $58,797             $56,058
Received
Commissions                     $51,343             $ 56,609             $ 6,615               $6,001
Retained
UTILITY
Commissions                                          $ 74,988             $15,692             $20,958
Received
Commissions                      $1,789              $ 7,857              $1,727              $ 2,228
Retained


     With respect to Income and Growth, Growth and Income and Small, the following commissions were paid to and amounts were retained by the Distributor for the periods indicated:



                                          Period Ended         Year Ended           Year Ended           Period from 1/3/95
                                            7/31/97              1/31/97              1/31/96                to 1/31/95


INCOME AND GROWTH
Commissions Received                                           $ 187,403              $ 98,890           $ 4,585
Commissions Retained                         $4,194             $ 20,208              $ 10,733           ---

                                                              Year Ended           Year Ended
                                                                12/31/96             12/31/95
GROWTH AND INCOME
Commissions Received                                          $ 1,473,258            $ 326,249
Commissions Retained                        $169,177           $ 158,858             $ 37,300

SMALL CAP
Commissions Received                                            $ 3,568                $ 778
Commissions Retained                         $6,942              $ 340                 $ 284


                                          Period Ended         Year Ended           Year Ended           Period from 1/3/95
                                            7/31/97              1/31/97              1/31/96                to 1/31/95


     With respect to Total Return, the following commissions were paid to and amounts were retained by Keystone Investment Distributors Company, which prior to December 1, 1996, was the distributor for Total Return.



                            Period Ended          Year Ended          Year Ended
                            7/31/97               11/30/96            11/30/95

TOTAL RETURN
Commissions Received                                $355,043            $190,327
Commissions Retained          $9,998                ($75,270)         ($243,621)

     Investors choosing the front-end sales charge alternative may under certain circumstances be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

     Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions by combining purchases of shares of one or more Evergreen Funds (other than the money market funds) into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to:
(i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase by an organization exempt from federal income tax under Section 501
(c)(3) or (13) of the Code; a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any Evergreen Fund.

     Cumulative  Quantity  Discount  (Right  of  Accumulation).   An  investor's
purchase of additional Class A shares of a Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

     (i) the investor's current purchase;

     (ii) the net asset value (at the close of business on the previous  day) of
(a) all Class A shares of the Fund held by the investor and (b) all such shares of any other Evergreen Fund held by the investor; and

     (iii) the net asset value of all shares described in paragraph; and

     (iv) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

     For example, if an investor owned Class A, B or C shares of an Evergreen Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the sales charge for the $100,000 purchase, in the case of the Funds, would be at the 2.50% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.75% rate.

     To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Distributor with sufficient information to verify that each purchase qualifies for the privilege or discount.

     Letter of Intent. Class A investors may also obtain the reduced sales charges shown in the Prospectus by means of a written Letter of Intent, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares of the Fund or any other Evergreen Fund. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of Class A shares of the Fund or any other Evergreen Fund made not more than 90 days prior to the date that the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included.

     Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Evergreen Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in Class A shares of the Fund or any other Evergreen Fund, to qualify for the 3.75% sales charge applicable to purchases in any Evergreen Fund on the total amount being invested (the sales charge applicable to an investment of $100,000).

     The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional shares of the Fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.

     Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Fund should complete the appropriate portion of the Application while current Class A shareholders desiring to do so can obtain a form of Letter of Intent by writing to a Fund at 200 Berkeley Street, Boston, Massachusetts 02116-5034 or by calling 1-800-343-2898.

     Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified benefit and savings plans may make shares of the Evergreen Funds available to their participants. Investments made by such employee benefit plans may be exempt from any applicable front-end sales charges if they meet the criteria set forth in the Prospectus under "Class A Shares-Front- End Sales Charge Alternative." The Advisers may provide compensation to organizations providing administrative and recordkeeping services to plans which make shares of the Evergreen Funds available to their participants.

     Reinstatement Privilege. A Class A shareholder who has caused any or all of his or her shares of a Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that such reinvestment is made within 30 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to a Fund at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

     Sales at Net Asset Value. In addition to the categories of investors set forth in the Prospectus, each Fund may sell its Class A shares at net asset value, i.e., without any sales charge, to: (i) certain investment advisory clients of the Advisers or their affiliates; (ii) officers and present or former Trustees of the Trusts; present or former trustees of other investment companies managed by the Advisers; officers, directors and present or retired full-time employees of the Advisers, the Distributor, and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) certain employee benefit plans for employees of the Advisers, the Distributor and their affiliates; (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Distributor, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for service in the nature of investment advisory or administrative services. These provisions are intended to provide additional job-related incentives to persons who serve the Funds or work for companies associated with the Funds and selected dealers and agents of the Funds. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Funds and the Distributor.

Deferred Sales Charge Alternatives--Class B and Class C Shares

     Investors choosing the deferred sales charge alternative purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without a front-end sales charge so that the full amount of the investor's purchase payment is invested in the Fund initially.

     Proceeds from the contingent deferred sales charge are paid to the Distributor and are used by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee (and, with respect to Utility and Value, the Shareholder Service Plan fee) enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee (and, with respect to Utility and Value, the Shareholder Service Plan fee) incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

     Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge at the rates set forth in the Prospectus charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no contingent deferred sales charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

     In determining the contingent deferred sales charge applicable to a redemption, it will be assumed that the redemption is first of any Class A shares or Class C shares in the shareholder's Fund account, second of Class B shares held for over six years or Class B shares acquired pursuant to reinvestment of dividends or distributions and third of Class B shares held longest during the six-year period.

     To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares, 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, of the $600 of the shares redeemed $400 of the redemption proceeds (40 shares x $10 original purchase price) will be charged at a rate of 4.0% (the applicable rate in the second year after purchase for a contingent deferred sales charge of $16).

     The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, or
(ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2.

     Conversion Feature. At the end of the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee (and, with respect to Utility and Value, the Shareholder Service Plan fee) imposed on Class B shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Distributor to have been compensated for the expenses associated with the sale

     For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

     The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee (and, with respect to Utility and Value, Shareholder Service Plan fee) and transfer agency costs with respect to Class B shares does not result in the dividends or distributions payable with respect to other Classes of a Fund's shares being deemed "preferential dividends" under the Code, and (ii) the conversion of Class B shares to Class A shares does not constitute a taxable event under Federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee (and, with respect to Utility and Value, the Shareholder Service Plan fee) for an indefinite period which may extend beyond the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted.

Level-Load Alternative--Class C Shares

     Investors choosing the level-load sales charge alternative purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a front-end sales charge. However, you will pay a 1.0% contingent deferred sales charge if you redeem shares during the first year after the month of purchase. No charge is imposed in connection with redemptions made more than one year after the month of purchase. Class C shares are sold without a front-end sales charge so that the Fund will receive the full amount of the investor's purchase payment and after the first year without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee (and, with respect to Utility and Value, Shareholder Service Plan fee) enables the Fund to sell Class C of shares without either a front-end or contingent deferred sales charge. However, unlike Class B shares, Class C shares do not convert to any other Class shares of the Fund. Class C shares incur higher distribution services fees (and, with respect to Utility and Value, Shareholder Service Plan fee) than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

Class Y Shares

     Class Y shares are not offered to the general public and are available only to (i) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (ii) certain investment advisory clients of the Advisers and their affiliates, and (iii) institutional investors. Class Y shares do not bear any Rule 12b-1 distribution expenses and are not subject to any front-end or contingent deferred sales charges.

--------------------------------------------------------------------------------

                       GENERAL INFORMATION ABOUT THE FUNDS
               (See also "Other Information - General Information"
                           in each Fund's Prospectus)

--------------------------------------------------------------------------------



 Capitalization and Organization

     Each of the Evergreen Growth and Income Fund and Evergreen Income and Growth Fund is a Massachusetts business trust. Evergreen Small Cap Equity Income Fund is a separate series of The Evergreen American Retirement Trust, a Massachusetts business trust. Evergreen Utility Fund and Evergreen Value Fund, which prior to July 7, 1995 were known as the First Union Utility Portfolio and First Union Value Portfolio, respectively, are each separate series of Evergreen Investment Trust, a Massachusetts business trust. Keystone Fund for Total Return (formerly Keystone America Fund for Total Return) is a Massachusetts business trust. On July 7, 1995, First Union Funds changed its name to Evergreen Investment Trust. The above-named Trusts are individually referred to in this Statement of Additional Information as the "Trust" and collectively as the "Trusts." Each Trust is governed by a Board of Trustees. Unless otherwise stated, references to the "Board of Trustees" or "Trustees" in this Statement of Additional Information refer to the Trustees of all the Trusts.

     Income and Growth and Growth and Income may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Small Cap, Value and Utility may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Total Return may issue an unlimited number of shares of beneficial interest without par value. All shares of these Funds have equal rights and privileges. Each share is entitled to one vote, to participate equally in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of these Funds are fully paid, nonassessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

     Under each Trust's Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee upon a vote of two-thirds of the outstanding shares of beneficial interest of the Trust. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. As a result, normally no annual or regular meetings of shareholders will be held, unless otherwise required by the Declaration of Trust of each Trust or the 1940 Act.

     Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees.

     The Trustees of each Trust are authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, in the future, for reasons such as the desire to establish one or more additional portfolios of a Trust with different investment objectives, policies or restrictions, additional series of shares may be created by one or more of the Trusts. Any issuance of shares of another series or class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. If shares of another series of a Trust were issued in connection with the creation of additional investment portfolios, each share of the newly created portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote separately.

     In addition any Fund may, in the future, create additional classes of shares which represent an interest in the same investment portfolio. Except for the different distribution related and other specific costs borne by such additional classes, they will have the same voting and other rights described for the existing classes of each Fund.

     Procedures for calling a shareholders' meeting for the removal of the Trustees of each Trust, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of each Fund. The rights of the holders of shares of a series of a Fund may not be modified except by the vote of a majority of the outstanding shares of such series.

Distributor

     Evergreen Distributor, Inc. (the "Distributor"), 125 W. 55th Street, New York, New York 10019, serves as each Fund's principal underwriter, and as such may solicit orders from the public to purchase shares of any Fund. The Distributor is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Distribution Agreement between each Fund and the Distributor, the Fund has agreed to indemnify the Distributor, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

Counsel

     Sullivan & Worcester LLP, Washington, D.C. serves as counsel to the Funds.

Independent Auditors

      Price Waterhouse LLP has been selected to be the independent auditors of Income and Growth.

      KPMG Peat Marwick LLP has been selected to be the independent auditors of Growth and Income, Small Cap, Utility, Value and Total Return.


--------------------------------------------------------------------------------

                             PERFORMANCE INFORMATION

--------------------------------------------------------------------------------


Total Return

     From time to time a Fund may advertise its "total return." Computed separately for each class, the Fund's "total return" is its average annual compounded total return for the most recent one, five, and ten-year periods (or the period since the Fund's inception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid, and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. The Fund will include performance data for Class A, Class B, Class C and Class Y shares in any advertisement or information including performance data of the Fund.

     With respect to Income and Growth, Growth and Income and Small Cap, the shares of each Fund outstanding prior to January 3, 1995 have been reclassified as Class Y shares. The average annual compounded total return for each Class of shares offered by the Funds for the most recently completed one and five year fiscal periods and for the fiscal period ended July 31, 1997 is set forth in the table below.






INCOME AND                       6 Months Ended         1 Year Ended         5 Years                From Inception* to
GROWTH                           7/31/97                7/31/97              Ended 7/31/97          7/31/97
Class A                           9.56%                 22.24%               N/A                    17.65%
Class B                           9.54%                 22.40%               N/A                    18.13%
Class C                          13.54%                 26.37%               N/A                    19.00%
Class Y                          15.19%                 28.70%               11.99%                 9.54%**

GROWTH AND                       7 Months Ended         1 Year Ended         5 Years Ended          From Inception*** to
INCOME                           7/31/97                7/31/97              7/31/97                7/31/97
Class A                          15.57%                 33.71%               N/A                    28.25%
Class B                          15.82%                 34.32%               N/A                    29.00%
Class C                          19.82%                 38.25%               N/A                    29.80%
Class Y                          21.52%                 40.66%               20.43%                 15.06%**

SMALL CAP                       7 Months Ended          1 Year Ended         From
                                7/31/97                 7/31/97              Inception****
                                                                             to 7/31/97
Class A                         15.24%                  36.08%               26.18%
Class B                         15.37%                  36.69%               26.83%
Class C                         19.30%                  41.71%               27.76%
Class Y                         21.09%                  43.24%               18.98%

UTILITY                         7 Months Ended          1 Year Ended          From
                                7/31/97                 7/31/97               Inception*****
                                                                              to 7/31/97
Class A                          5.46%                    15.56%                8.95%
Class B                          5.21%                   15.42%                 9.00%

UTILITY                         7 Months Ended          1 Year Ended          From
                                7/31/97                 7/31/97               Inception*****
                                                                              to 7/31/97
Class C                          9.21%                   19.42%               13.55%
Class Y                         10.85%                   21.45%               12.58%


VALUE                           7 Months Ended          1 Year Ended          5 Years Ended        From Inception
                                7/31/97                 7/31/97               7/31/97              ****** to 7/31/97
Class A                         15.04%                  35.47%                15.86%               12.37%**
Class B                         15.23%                  36.20%                N/A                   16.82%
Class C                         19.25%                  40.24%                N/A                  22.25%
Class Y                         20.93%                  42.58%                 17.32%               17.96%


TOTAL RETURN                    8 Months Ended          1 Year Ended          5 Years Ended        From Inception
                                7/31/97                 7/31/97               7/31/97              *******
                                                                                                   to 7/31/97
Class A                         14.68%                  36.84%                16.32%               12.40%**
Class B                         14.75%                  37.44%                N/A                  16.33%
Class C                         18.80%                  41.58%                N/A                  16.61%

   Class Y                          N/A                N/A                    N/A               17.22%


     * Inception date: Class A, Class B and Class C - January 3, 1995; Class Y - August 31, 1978

     ** Ten years ended July 31, 1997

     *** Inception date: Class A, Class B and Class C - January 3, 1995; Class Y
- October 15, 1986

     **** Inception date: Class A and Class B - January 3, 1995; Class C - January 24, 1995; Class Y - October 1, 1993

     ***** Inception date: Class A and Class B - January 4, 1994; Class C - September 2, 1994; Class Y - February 28, 1994

     ****** Inception date: Class A - April 12, 1985; Class B - February 2, 1993; Class C - September 2, 1994; Class Y - January 1, 1991.

     ******* Inception date: Class A - February 13, 1987; Class B and Class C-February 1, 1993; Class Y - January 13, 1997


     The performance numbers for Income and Growth, Growth and Income and Small Cap for the Class A, Class B and Class C shares are hypothetical numbers based on the performance for Class Y shares as adjusted for any applicable front-end sales charge or contingent deferred sales charge through January 3, 1995 (commencement of class operations) and the actual performance of each class subsequent to January 3, 1995. The performance data calculated prior to January 3, 1995, does not reflect any Rule 12b-1 fees. If such fees were reflected the returns would be lower.

     A Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in a Fund's portfolio and its expenses. Total return information is useful in reviewing a Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal investment in a Fund is not fixed and will fluctuate in response to prevailing market conditions.

YIELD CALCULATIONS

     From time to time, a Fund may quote its yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields are computed by dividing the Fund's interest income (as defined in the SEC yield formula) for a given 30-day or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. The formula for calculating yield is as follows:

                           YIELD = [2[(a-b/cd)+ 1]6-1]

Where          a = Interest earned during the period
               b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
               d = The maximum  offering  price per share on the last day of the period

     Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Gains and losses generally are excluded from the calculation. Income calculated for purposes of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yields quoted for a Fund may differ from the rates of distributions a Fund paid over the same period, or the net investment income reported in a Fund's financial statements.

     Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Funds' investment portfolios, portfolio maturity, operating expenses and market conditions.

     It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

     The yield of Income and Growth, Growth and Income, Small Cap, Utility and Value, except Total Return, for the thirty-day period ended July 31 for each Class of shares offered by the Funds is set forth in the table below:


                        Income and Growth
Class A                          3.00%
Class B                          2.42%
Class C                          2.42%
Class Y                          3.39%

                           Growth and Income
Class A                          0.57%
Class B                         -0.12%
Class C                         -0.12%
Class Y                          0.84%

                                Utility
Class A                           3.17%
Class B                           2.59%
Class C                           2.59%
Class Y                           3.58%

                               Small Cap                  Value
Class A                          1.97%                    1.48%
Class B                          1.36%                    0.83%
Class C                          1.36%                    0.84%
Class Y                          2.33%                    1.79%


Non-Standardized Performance

     In addition to the performance information described above, a Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.


--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

     From time to time, a Fund may quote its performance in advertising and other types of literature as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Russell 2000 Index, or any other commonly quoted index of common stock prices. The Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average and the Russell 2000 Index are unmanaged indices of selected common stock prices. A Fund's performance may also be compared to those of other mutual funds having similar objectives. This comparative performance would be expressed as a ranking prepared by Lipper Analytical Services, Inc. or similar independent services monitoring mutual fund performance. A Fund's performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends paid. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

Additional Information

     Any shareholder inquiries may be directed to the shareholder's broker or to each Adviser at the address or telephone number shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statements filed by the Trusts with the SEC under the Securities Act of 1933. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.


--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


     Each Fund's financial statements appearing in their most current fiscal year Annual Report to shareholders and the report thereon of the independent auditors appearing therein, namely Price Waterhouse LLP (in the case of Income and Growth) or KPMG Peat Marwick LLP (in the case of Growth and Income, Small Cap, Utility, Value, and Total Return) are incorporated by reference into this Statement of Additional Information. The Annual Reports to Shareholders for each Fund, which contain the referenced statements, are available upon request and without charge.


                                  APPENDIX "A"

                           DESCRIPTION OF BOND RATINGS

     Standard & Poor's Ratings Service. A Standard & Poor's corporate or municipal bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

     2. Nature of and provisions of the obligation.

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

     AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

     A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

     BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating.

     B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

     CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

     D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

     Moody's Investors Service. A brief description of the applicable Moody's rating symbols and their meanings follows:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A--average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating categories.

     Fitch Investors Service L.P.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.


                      DESCRIPTION OF MUNICIPAL NOTE RATINGS

     A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     o Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

     o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

     o SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     o SP-2 Satisfactory capacity to pay principal and interest.

     o SP-3 Speculative capacity to pay principal and interest.

     Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

     Rating symbols and their meanings follow:

     o MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     o MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

      o MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      o MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

      Moody's Investors Service: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

     Standard & Poor's Ratings Service: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

     Duff & Phelps, Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

     Fitch Investors Service L.P.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

                          SUPPLEMENT TO THE STATEMENTS
                          OF ADDITIONAL INFORMATION OF

Evergreen Aggressive Growth Fund, Evergreen American Retirement Fund, Evergreen Emerging Markets Growth Fund, Evergreen Florida High Income Municipal Bond Fund,
  Evergreen Foundation Fund, Evergreen Fund, Evergreen Georgia Municipal Bond Fund, Evergreen Global Leaders Fund, Evergreen Growth and Income Fund, Evergreen
     High Grade Tax Free Fund, Evergreen Income and Growth Fund, Evergreen Intermediate Term Government Securities Fund, Evergreen International Equity Fund, Evergreen Institutional Money Market Fund, Evergreen Institutional Tax
 Exempt Money Market Fund, Evergreen Institutional Treasury Money Market Fund, Evergreen Micro Cap Fund, Evergreen Money Market Fund, Evergreen North Carolina
     Municipal Bond Fund, Evergreen Short-Intermediate Bond Fund, Evergreen Short-Intermediate Municipal Fund, Evergreen Small Cap Equity Income Fund,
Evergreen South Carolina Municipal Bond Fund, Evergreen Tax Strategic Foundation
 Fund, Evergreen U.S. Government Fund, Evergreen Utility Fund, Evergreen Value Fund, Evergreen Virginia Municipal Bond Fund, Evergreen Capital Preservation and Income Fund, Evergreen Fund for Total Return, Evergreen Natural Resources Fund, Evergreen Omega Fund, Evergreen Strategic Income Fund, Evergreen California Tax
 Free Fund, Evergreen Massachusetts Tax Free Fund, Evergreen Missouri Tax Free Fund, Evergreen New York Tax Free Fund, Evergreen Pennsylvania Tax Free Fund,
  Keystone Balanced Fund (K-1), Keystone Diversified Bond Fund (B-2), Keystone High Income Bond Fund (B-4), Keystone Quality Bond Fund (B-1), Keystone Small
   Company Growth Fund (S-4), Keystone Strategic Growth Fund (K- 2), Keystone Growth and Income Fund (S-1), Evergreen Select Adjustable Rate Fund, Evergreen
  Select Small Cap Growth Fund, Keystone International Fund, Keystone Precious Metals Holdings, and Keystone Tax Free Fund (each a "Fund" and, collectively, the "Funds")

         The Statements of Additional Information of each of the Funds are hereby supplemented as follows:

STANDARDIZED FUNDAMENTAL INVESTMENT RESTRICTIONS

         Each of the above Funds, except Keystone Balanced Fund (K-1), Keystone Diversified Bond Fund (B-2), Keystone Small Company Growth Fund (S-4), and Keystone Tax Free Fund, has adopted the following standardized fundamental investment restrictions. These restrictions may be changed only by a vote of Fund shareholders.

1.       Diversification of Investments

         The Fund may not make any investment inconsistent with the Fund's classification as a diversified [non-diversified] investment company under the Investment Company Act of 1940.

2. Concentration of a Fund's Assets in a Particular Industry. ([All Funds other than those listed below.)

         The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities [or in the case of Money Market Funds domestic bank money instruments]).

         For Evergreen Utility Fund

         The Fund will concentrate its investments in the utilities industry.

         For Keystone Precious Metals Holdings

         The Fund will concentrate its investments in industries related to the mining, processing or dealing in gold or other precious metals and minerals.

3.       Issuance of Senior Securities

         Except as permitted under the Investment Company Act of 1940, the Fund may not issue senior securities.

4.       Borrowing

         The Fund may not borrow money, except to the extent permitted by applicable law.

5.       Underwriting

         The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

6.       Investment in Real Estate

         The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities directly or indirectly secured by real estate, or (b) securities issued by companies that invest in real estate.

7.       Commodities

         The Fund may not purchase or sell commodities or contracts on commodities except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

8.       Lending

         The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment instruments shall not be deemed to be the making of a loan.

9.       Investment in Federally Tax Exempt Securities

         The  following  Funds  have  also  adopted a  standardized  fundamental
investment   restriction  in  regard  to  investments  in  federally  tax-exempt securities:

Evergreen Tax Strategic Foundation Fund                       Evergreen High Grade Tax Free Fund
Evergreen Georgia Municipal Bond Fund                         Evergreen North Carolina Municipal Bond Fund
Evergreen South Carolina Municipal Bond Fund                  Evergreen Virginia Municipal Bond Fund
Evergreen New York Tax Free Fund                              Evergreen Massachusetts Tax Free Fund
Evergreen California Tax Free Fund                            Evergreen Pennsylvania Tax Free Fund
Evergreen Institutional Tax Exempt Money Market Fund          Evergreen Missouri Tax Free Fund
Evergreen Short-Intermediate Municipal Fund


         The Fund will, during periods of normal market conditions, invest its assets in accordance with applicable guidelines issued by the Securities and Exchange Commission or its staff concerning investment in tax-exempt securities for Funds with the words tax exempt, tax free or municipal in their names.

ELIMINATION OF CERTAIN NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

         The nonfundamental investment restrictions described below have been eliminated by each Fund listed under such restriction:

1.       PROHIBITION ON INVESTMENT IN UNSEASONED ISSUERS

         Evergreen  Fund,  Growth and  Income  Fund,  Income  and  Growth  Fund,
         American   Retirement  Fund,  Money  Market  Fund,   Short-Intermediate
         Municipal  Fund,  Growth and Income  Fund (S-1),  Omega Fund,  Precious
         Metals Holding, Strategic Growth Fund (K- 2), High Income Bond Fund (B-4), Capital Preservation and Income Fund, Select Adjustable Rate Fund, Strategic Income Fund, Fund for Total Return, International Fund


2. PROHIBITION ON INVESTMENT IN COMPANIES FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGEMENT

         Evergreen Fund, Growth and Income Fund, Income and Growth Fund, Value Fund, Intermediate Term Government Securities Fund, Foundation Fund, American Retirement Fund, Emerging Markets Growth Fund, International Equity Fund, Global Leaders Fund, Money Market Fund, Florida High Income Municipal Bond Fund, Short-Intermediate Municipal Fund, Growth and Income Fund (S-1), Precious Metals Holdings, Strategic Growth Fund (K-2), High Income Bond Fund (B-4), Fund for Total Return, International Fund

3. PROHIBITION ON INVESTMENT IN COMPANIES IN WHICH TRUSTEES OR OFFICERS OF THE FUNDS ALSO HOLD SHARES ABOVE CERTAIN PERCENTAGE LEVELS

         Evergreen Fund, MicroCap Fund, Growth and Income Fund, Income and Growth Fund, Intermediate Term Government Securities Fund, Foundation Fund, American Retirement Fund, Money Market Fund, Short-Intermediate Municipal Fund, Precious Metals Holdings, Inc.

4. Prohibition on Investment of More Than 5% of a Fund's Net Assets in Warrants, With No More Than 2% of Net Assets Being Invested in Warrants That Are Listed NEW YORK NOR AMERICAN STOCK EXCHANGES

         Evergreen  Fund,  MicroCap  Fund,  Growth and Income  Fund,  Income and
         Growth   Fund,    Foundation    Fund,    American    Retirement   Fund,
         Short-Intermediate Municipal Fund

5. PROHIBITION ON INVESTMENT IN OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS

         Evergreen Fund, MicroCap Fund, Aggressive Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Income and Growth Fund, Value Fund, Intermediate Term Government Securities Fund, Foundation Fund, American Retirement Fund, Money Market Fund, Florida High Income Municipal Bond Fund, Short-Intermediate Municipal Fund, High Grade Tax Free Fund, Precious Metals Holdings, Inc.

6.       PROHIBITION ON JOINT TRADING ACCOUNTS

         Evergreen Fund, MicroCap Fund, Growth and Income Fund, Income and Growth Fund, Foundation Fund, American Retirement Fund, Florida High Income Municipal Bond Fund

7. PROHIBITION ON INVESTMENT IN OTHER INVESTMENT COMPANIES. [Note: The Funds may invest in such companies to the extent permitted by the Investment Company Act of 1940 and the rules thereunder.]

         Growth and Income Fund,  Utility  Fund,  Small Cap Equity  Income Fund,
         Income and Growth Fund, Value Fund, Short-Intermediate Bond Fund, Intermediate Term Government Securities Fund, Foundation Fund, Tax Strategic Foundation Fund, American Retirement Fund, High Grade Tax Free Fund, Growth and Income Fund (S-1), Omega Fund, Precious Metals Holdings, Strategic Growth Fund (K-2), High Income Bond Fund (B-4), Select Adjustable Rate Fund, Strategic Income Fund, Fund for Total Return, Global Opportunities Fund, International Fund, Massachusetts Tax Free Fund, New York Tax Free Fund, Pennsylvania Tax Free Fund, California Tax Free Fund and Missouri Tax Free Fund.

RECLASSIFICATION OF ALL OTHER FUNDAMENTAL INVESTMENT RESTRICTIONS

All investment restrictions other than those described above as having been standardized or eliminated have been reclassified from fundamental to nonfundamental and, as, such, may be changed by the Funds' Boards of Trustees at any time without a shareholder vote.

TRUSTEES

         The Trustees and executive officers of each Trust, their ages, and their principal occupations during the last five years are shown below:

         JAMES S. HOWELL (72), 4124 Crossgate Road, Charlotte, NC-Chairman of the Evergreen Group of Mutual Funds and Trustee. Retired Vice President of Lance Inc. (food manufacturing); Chairman of the Distribution Comm. Foundation for the Carolinas from 1989 to 1993.

         RUSSELL A. SALTON, III, M.D. (49), 205 Regency Executive Park, Charlotte, NC- Trustee. Medical Director, U.S. Healthcare of Charlotte, North Carolina since 1996; President, Primary Physician Care from 1990 to 1996.

         MICHAEL S. SCOFIELD (53), 212 S. Tryon Street, Suite 980, Charlotte, NC-Trustee. Attorney, Law Offices of Michael S. Scofield since 1969.

         GERALD M. MCDONNELL (57), 821 Regency Drive, Charlotte, NC - Trustee. Sales Representative with Nucor-Yamoto Inc. (steel producer) since 1988.

         THOMAS L. McVERRY (58), 4419 Parkview Drive, Charlotte, NC - Trustee. Director of Carolina Cooperative Federal Credit Union since 1990 and Rexham Corporation from 1988 to 1990; Vice President of Rexham Industries, Inc. (diversified manufacturer) from 1989 to 1990; Vice President - Finance and Resources, Rexham Corporation from 1979 to 1990.

         WILLIAM WALT PETTIT (41), Holcomb and Pettit, P.A., 227 West Trade St., Charlotte, NC - Trustee. Partner in the law firm Holcomb and Pettit, P.A. since 1990.

         LAURENCE B. ASHKIN (68), 180 East Pearson Street, Chicago, IL - Trustee. Real estate developer and construction consultant since 1980; President of Centrum Equities since 1987 and Centrum Properties, Inc. since 1980.

         CHARLES A. AUSTIN III (61), Trustee. Investment counselor to Appleton Partners, Inc.; former Managing Director, Seaward Management Corporation (investment advice); and former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice).

         K. DUN GIFFORD (57) Trustee. Chairman of the Board, Director, and Executive Vice President, The London Harness Company; Managing Partner, Roscommon Capital Corp.; Trustee, Cambridge College; Chairman Emeritus and Director, American Institute of Food and Wine; Chief Executive Officer, Gifford Gifts of Fine Foods; Chairman, Gifford, Drescher & Associates (environmental consulting); President, Oldways Preservation and Exchange Trust (education); and former Director, Keystone Investments, Inc. and Keystone Investment Management Company.

         LEROY KEITH, JR. (57) Trustee. Director of Phoenix Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.

         DAVID M. RICHARDSON (55) Trustee. Executive Vice President, DMR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); and
         Director, Commerce and Industry Association of New Jersey, 411 International, Inc., and J&M Cumming Paper Co.

         RICHARD J. SHIMA (57) Trustee and Advisor to the Boards of Trustees of the Evergreen Group of Mutual Funds. Chairman, Environmental Warranty, Inc., and Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of Connecticut Natural Gas Corporation, Trust Company of
         Connecticut, Hartford Hospital, Old State House Association, and Enhance Financial Services, Inc.; Chairman, Board of Trustees, Hartford YMCA; former Director; Executive Vice President, and Vice Chairman of The Travelers Corporation.

EXECUTIVE OFFICERS

         JOHN J. PILEGGI (37), 230 Park Avenue, Suite 910, New York, NY - President and Treasurer. Consultant to BISYS Fund Services since 1996. Senior Managing Director, Furman Selz LLC since 1992, Managing Director from 1984 to 1992.

         GEORGE O. MARTINEZ (37), 3435 Stelzer Road, Columbus, OH - Secretary. Senior Vice President/Director of Administration and Regulatory Services, BISYS Fund Services since April 1995. Vice President/Assistant General Counsel, Alliance Capital Management from 1988 to 1995.

         The officers of the Trusts are officers and/or employees of The BISYS Group, Inc. ("BISYS Group"), except for Mr. Pileggi, who is a consultant to The BISYS Group. The BISYS Group is an affiliate of Evergreen Distributor, Inc. ("EDI"), the distributor of each class of shares of each Fund.

         No officer or Trustee of the Trusts owned more than 1.0% of any class of shares of any of the Funds as of November 30, 1997.

DISTRIBUTION PLANS

The following is added to the disclosure under the caption "Distribution Plan"

Class A and B shares are made available to employer-sponsored retirement or savings plans ("Plans") without a sales charge if:

(i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Services Agreement between Merrill Lynch and the Fund's principal underwriter or distributor and in Funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

(ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

(iii) the Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments. The Plan will receive a Plan level share conversion.

The following is added to the Statement of Additional Information of each of Keystone Balanced Fund (K-1), Keystone Diversified Bond Fund (B-2), Keystone High Income Bond Fund (B-4), Keystone International Fund, Keystone Precious Metals Holdings, Keystone Quality Bond Fund (B-1), Keystone Small Company Growth Fund (S-4), Keystone Strategic Growth Fund (K-2), Keystone Growth and Income Fund (S-1) and Keystone Tax Free Fund.

PURCHASE, REDEMPTION AND PRICING OF SHARES

DISTRIBUTION PLANS AND AGREEMENTS

         Distribution fees are accrued daily and paid monthly on Class A, Class B and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge after the first year following the month of purchase, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and the Class C shares are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of the Fund's shares.

         Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of its Class A, Class B and Class C shares (each a "Plan" and collectively, the "Plans"), the Treasurer of each Fund reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the disinterested Trustees are committed to the discretion of such disinterested Trustees then in office.

         Each Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that Class and, in either case, by a majority of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B and Class C shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to each Fund and holders of Class A, Class B and Class C shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B and Class C shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B and Class C shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B and Class C shares.

         In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more Classes of a Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to that Class or Classes, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of shares of such Class or Classes through deferred sales charges.

         All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by Class, and in either case, by a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular Class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the Class affected. Any Plan, Shareholder Services Plan or Distribution Agreement may be terminated (i) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by Class or by a majority vote of the disinterested Trustees, or (ii) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment.

HOW THE FUNDS OFFER SHARES TO THE PUBLIC

         You may buy shares of a Fund through the Funds' distributor, broker-dealers that have entered into special agreements with the Funds' distributor or certain other financial institutions. Each Fund offers four classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay an initial sales charge when you buy a Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem a Fund's shares or no sales charges at all.

Purchase Alternatives

         CLASS A SHARES

         With certain exceptions, when you purchase Class A shares you will pay a maximum sales charge of 4.75%. (The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases.) If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Funds will charge a CDSC of 1.00% if you redeem during the month of your purchase and the 12-month period following the month of your purchase. See "Calculation of Contingent Deferred Sales Charge" below.

         CLASS B SHARES

         The Funds offer Class B shares at net asset value (without a front-end load). With certain exceptions, however, the Funds will charge a CDSC of 1.00% on shares you redeem within 72 months after the month of your purchase. The Funds will charge CDSCs at the following rate:

REDEMPTION TIMING                                                    CDSC RATE


Month of purchase and the first twelve-month
         period following the month of purchase..........................5.00%
Second twelve-month period following the month of purchase...............4.00%
Third twelve-month period following the month of purchase................3.00%
Fourth twelve-month period following the month of purchase...............3.00%
Fifth twelve-month period following the month of purchase................2.00%
Sixth twelve-month period following the month of purchase................1.00%
Thereafter...............................................................0.00%

Class B shares that have been outstanding for seven years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to ESC.

         CLASS C SHARES

         Class C shares are available only through broker-dealers who have entered into special distribution agreements with the Underwriter. The Funds offer Class C shares at net asset value (without an initial sales charge). With certain exceptions, however, the Funds will charge a

CDSC of 1.00% on shares  you   redeem  within 12-months after the  month of your
purchase.  See "Contingent Deferred Sales Charge" below.

         CLASS Y SHARES

         No CDSC is imposed on the redemption of Class Y shares. Class Y shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by Evergreen Asset Management Corp. ("Evergreen Asset"), (2) certain institutional investors and (3) investment advisory clients of the Capital Management Group of First Union National Bank ("FUNB"), Evergreen Asset, Keystone Investment Management Company, or their affiliates. Class Y shares are offered at net asset value without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

Contingent Deferred Sales Charge

         The Funds charge a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Plan"). If imposed, the Funds deduct the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, a Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the National Association of Securities Dealers, Inc. ("NASD"), paid to the Principal Underwriter or its predecessor.

SALES CHARGE WAIVERS OR REDUCTIONS

Reducing Class a Front-end Loads

         With a larger purchase, there are several ways that you can combine multiple purchases of Class A shares in Evergreen funds and take advantage of lower sales charges.

         COMBINED PURCHASES

         You can reduce your sales charge by combining purchases of Class A shares of multiple Evergreen funds. For example, if you invested $75,000 in each of two different Evergreen funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.75%).

         RIGHTS OF ACCUMULATION

         You can reduce your sales charge by adding the value of Class A shares of Evergreen funds you already own to the amount of your next Class A investment. For example, if you hold Class A shares valued at $99,999 and purchase an additional $5,000, the sales charge for the $5,000 purchase would be at the next lower sales charge of 3.75%, rather than 4.75%.

         LETTER OF INTENT

         You can, by completing the "Letter of Intent" section of the application, purchase Class A shares over a 13-month period and receive the same sales charge as if you had invested all the money at once. All purchases of Class A shares of an Evergreen fund during the period will qualify as Letter of Intent purchases.

Shares That Are Not Subject to a Sales Charge or CDSC

         WAIVER OF SALES CHARGES

         The Funds may sell their shares at net asset value without an initial sales charge to:

         1.       purchases of shares in the amount of $1 million or more;

         2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

         3.       institutional   investors,   which  may  include   bank  trust
                  departments and registered investment advisers;

         4. investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

         5. clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to master accounts of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased;

         6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with a Fund by the broker-dealer;

         7. employees of FUNB, its affiliates, Evergreen Distributor, Inc., any broker-dealer with whom Evergreen Distributor, Inc., has entered into an agreement to sell shares of the Funds, and members of the immediate families of such employees;

         8. certain Directors, Trustees, officers and employees of the Evergreen funds, the Distributor or their affiliates and to the immediate families of such persons; or

         9. a bank or trust company in a single account in the name of such bank or trust company as trustee if the initial investment in or any Evergreen fund made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1.00% of the amount invested.

         With respect to items 8 and 9 above, each Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Funds will not charge any CDSC on redemptions by such purchasers.

         WAIVER OF CDSCS

         The Funds do not impose a CDSC when the shares you are redeeming represent:

         1. an increase in the share value above the net cost of such shares;

         2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

         3. shares that are in the account of a shareholder who has died or become disabled;

         4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA");

         5. an automatic withdrawal from the ERISA plan of a shareholder who is a least 59 1/2 years old;

         6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

         7. an automatic withdrawal under an Systematic Income Plan of up to 1.00% per month of your initial account balance;

         8. a withdrawal consisting of loan proceeds to a retirement plan participant;

         9. a financial hardship withdrawal made by a retirement plan participant;

         10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

         11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

EXCHANGES

         Investors may exchange shares of a Fund for shares of the same class of any other Evergreen fund, as described under the section entitled "Exchanges" in a Fund's prospectus. Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.

HOW THE FUNDS VALUE SHARES

How and When a Fund Calculates its Net Asset Value per Share ("NAV")

         Each Fund computes its NAV once daily on Monday through Friday, as described in the Prospectus. A Fund will not compute its NAV on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The NAV of each Fund is calculated by dividing the value of a Fund's net assets attributable to that class by all of the shares issued for that class.

How a Fund Values the Securities it Owns

         Current values for a Fund's portfolio securities are determined as follows:

         (1) Securities that are traded on a national securities exchange or the over-the-counter National Market System ("NMS") are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

         (2) Securities traded in the over-the-counter market, other than on NMS, are valued at the mean of the bid and asked prices at the time of valuation.

         (3) Short-term investments maturing in more than sixty days for which market quotations are readily available, are valued at current market value.

         (4) Short-term investments maturing in sixty days or less (including all master demand notes) are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market.

         (5) Short-term investments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market.

         (6) Securities, including restricted securities, for which complete quotations are not readily available; listed securities or those on NMS if, in the Fund's opinion, the last sales price does not reflect a current market value or if no sale occurred; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

SHAREHOLDER SERVICES

         As described in the prospectus, a shareholder may elect to receive his or her dividends and capital gains distributions in cash instead of shares. However, ESC will automatically convert a shareholder's distribution option so that the shareholder reinvests all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. The Funds will hold the returned distribution or redemption proceeds in a non interest-bearing account in the shareholder's name until the shareholder updates his or her address. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


December 22, 1997

                                THE VIRTUS FUNDS
                                INVESTMENT SHARES
                          CONSISTS OF EIGHT PORTFOLIOS:
                      THE U.S. GOVERNMENT SECURITIES FUND;
                       THE STYLE MANAGER: LARGE CAP FUND;
                             THE STYLE MANAGER FUND;
                        THE VIRGINIA MUNICIPAL BOND FUND;
                        THE MARYLAND MUNICIPAL BOND FUND;
                         THE TREASURY MONEY MARKET FUND;
                           THE MONEY MARKET FUND; AND
                         THE TAX-FREE MONEY MARKET FUND.

                       STATEMENT OF ADDITIONAL INFORMATION




This Statement of Additional Information should be read with the Prospectus for the Investment Shares ("Investment Shares") of The Virtus Funds (the "Trust"), dated November 30, 1997. This Statement is not a prospectus itself. You may request a copy of a prospectus or a paper copy of this Statement of Additional Information, if you have received it electronically, free of charge by writing to the Trust or calling toll-free 1-800-723-9512.

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

                        Statement dated November 30, 1997
[GRAPHIC OMITTED]

        CUSIP  927913202  CUSIP  927913848 CUSIP 927913400 CUSIP 927913871 CUSIP
        927913509 CUSIP  927913889  CUSIP  927913707 CUSIP 927913806  2102608B-R
        (11/97)

Table of Contents
-------------------------------------------------------------------------------


                                        I

General Information About the Trust                       1
-------------------------------------------------------------------------------

Investment Objective and Policies of the Funds            1
-------------------------------------------------------------------------------

The U.S. Government Securities Fund                       1
-------------------------------------------------------------------------------
   Types of Investments                                   1

The Style Manager: Large Cap Fund and The Style Manager Fund                  2
-------------------------------------------------------------------------------
   Commercial Paper                                       4
   Bank Instruments                                       4

The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund         5
-------------------------------------------------------------------------------
   Acceptable Investments                                 5
   Types of Acceptable Investments                        5

The Treasury Money Market Fund                            5
-------------------------------------------------------------------------------
   Types of Investments                                   5

The Money Market Fund                                     6
-------------------------------------------------------------------------------
   Types of Investments                                   6

The Tax-Free Money Market Fund                            6
-------------------------------------------------------------------------------

Portfolio Investments and Strategies                      6
-------------------------------------------------------------------------------
   Repurchase Agreements                                  6
   Reverse Repurchase Agreements                          6
   When-Issued and Delayed Delivery Transactions          6
   Lending of Portfolio Securities                        7
   Restricted and Illiquid Securities                     7
   Participation Interests                                7
   Variable Rate Municipal Securities                     8
   Municipal Leases                                       8
   Temporary Investments                                  8
   Adjustable Rate Mortgage Securities                    8
   Portfolio Turnover                                     9

Investment Limitations                                    9
-------------------------------------------------------------------------------

Virtus Funds Management                                  12
-------------------------------------------------------------------------------
   Fund Ownership                                        16
   Officers and Trustees Compensation                    17
   Trustee Liability                                     17

Investment Advisory Services                             17
-------------------------------------------------------------------------------
   Adviser to the Trust                                  17
   Advisory Fees                                         18
   Sub-Adviser to The Style Manager: Large Cap Fund
   and The Style Manager Fund                            18
   Sub-Advisory Fees                                     18



Other Services                                           18
--------------------------------------------------------------------------------
   Administrative Services                               18
   Custodian                                             19
   Transfer Agent                                        19
   Independent Auditors                                  19

Brokerage Transactions                                   19
--------------------------------------------------------------------------------

Purchasing Shares                                        20
--------------------------------------------------------------------------------
   Distribution Plan                                     20
   Conversion to Federal Funds                           20

Determining Net Asset Value                              21
--------------------------------------------------------------------------------
   Determining Market Value of Securities                21
   Use of the Amortized Cost Method                      21
   Valuing Municipal Securities                          22
   Use of Amortized Cost                                 23

Redeeming Shares                                         23
--------------------------------------------------------------------------------
   Redemption in Kind                                    23

Massachusetts Partnership Law                            23
--------------------------------------------------------------------------------

Tax Status                                               23
--------------------------------------------------------------------------------
   The Funds' Tax Status                                 23
   Shareholders' Tax Status                              24

Total Return                                             24
--------------------------------------------------------------------------------

Yield                                                    25
--------------------------------------------------------------------------------

Effective Yield                                          26

Tax-Equivalent Yield                                     26

Performance Comparisons                                  29
--------------------------------------------------------------------------------
   The U.S. Government Securities Fund                   30
   The Style Manager: Large Cap Fund and The Style Manager Fund               31
   The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund      31
   The Treasury Money Market Fund                        31
   The Money Market Fund                                 31
   The Tax-Free Money Market Fund                        32

Financial Statements                                     32
-------------------------------------------------------------------------------

Appendix                                                 33

-------------------------------------------------------------------------------

24


General Information About the Trust
-------------------------------------------------------------------------------

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated June 20, 1990. As of the date of this Statement, the Trust consists of eight separate portfolios of securities (collectively, the "Funds", individually, a "Fund") which are as follows: The U. S. Government Securities Fund, The Style Manager: Large Cap Fund, The Style Manager Fund, The Virginia Municipal Bond Fund, The Maryland Municipal Bond Fund, The Treasury Money Market Fund, The Money Market Fund, and The Tax-Free Money Market Fund. On October 1, 1992, the name of the Trust was changed from "The SBK Select Series" to "Signet Select Funds." On August 15, 1994, the name of the Trust was changed from "Signet Select Funds" to "The Medalist Funds." On February 15, 1995, the name of the Trust was changed from "The Medalist Funds" to "The Virtus Funds."

With the exception of The Tax-Free Money Market Fund and The Style Manager Fund, which offer a single class of shares, the Funds are offered in two classes, Investment Shares and Trust Shares. This Combined Statement of Additional Information relates only to the Investment Shares of those Funds offering classes and to shares of The Tax-Free Money Market Fund and The Style Manager Fund.

Investment Objective and Policies of the Funds
--------------------------------------------------------------------------------

The prospectus  discusses the objective of each Fund and the policies it employs
to  achieve  those  objectives.   The  following   discussion   supplements  the
description of the Funds' investment policies in the combined prospectus.

The Funds' respective investment objectives cannot be changed without approval of shareholders. The investment policies described below may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

Additional information about investment limitations, strategies that one or more Funds may employ, and certain investment policies mentioned below appear in the prospectus section "Portfolio Investments and Strategies."

The U.S. Government Securities Fund
--------------------------------------------------------------------------------

Types of Investments

The Fund invests primarily in securities which are guaranteed as to payment of principal and interest by the U.S. government or its instrumentalities.

      U.S. Government Obligations

         The types of U.S. government obligations in which the Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by: the full faith and credit of the U.S. Treasury; the issuer's right to borrow from the U.S. Treasury; the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or the credit of the agency or instrumentality issuing the obligations.

         Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are: the Farm Credit System; Federal Home Loan Banks; Farmers Home Administration; and Federal National Mortgage Association.

      Collateralized Mortgage Obligations (CMOs)

         Privately issued CMOs generally represent an ownership interest in federal agency mortgage pass-through securities such as those issued by the Government National Mortgage Association. The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools.

         The market for such CMOs has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors make government-related pools highly liquid.

The Style Manager: Large Cap Fund and The Style Manager Fund
--------------------------------------------------------------------------------

The Funds invest primarily in corporate securities, including common stocks, preferred stocks, corporate bonds, notes, warrants and convertible securities.

      Convertible Securities

         Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives.

         A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the investment adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. Otherwise, the Fund may hold or trade convertible securities. In selecting convertible securities for a Fund, the Fund's adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, a Fund's adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

      Warrants

         Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

      Futures And Options Transactions

         As a means of reducing fluctuations in the net asset value of shares of a Fund, the Fund may attempt to hedge all or a portion of its portfolio by buying and selling financial futures contracts, buying put options on portfolio securities and listed put options on futures contracts, and writing call options on futures contracts. A Fund may also write covered call options on portfolio securities to attempt to increase its current income. The Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position on financial futures contracts may be closed out only on an exchange which provides a secondary market from options of the same series.

      Financial Futures Contracts

         A futures contract is a firm commitment by two parties: the seller, who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer, who agrees to take delivery of the security ("going long") at a certain time in the future. Financial futures contracts call for the delivery of shares of common stocks represented in a particular index.

      Put Options on Financial Futures Contracts

         A Fund may purchase listed put options on financial futures contracts. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

         Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, a Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by a Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.

         Alternatively, the Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

      Call Options on Financial Futures Contracts

         In addition to purchasing put options on futures, a Fund may write listed call options on futures contracts to hedge its portfolio. When a Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As stock prices fall, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase.

         In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can substantially offset the drop in value of the Fund's fixed income or indexed portfolio which is occurring as interest rates rise.

         Prior to the expiration of a call written by a Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then substantially offset the decrease in value of the hedged securities.

         A Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

      "Margin" in Futures Transactions

         Unlike the purchase or sale of a security, a Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark to market its open futures positions.

         The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

      Purchasing Put Options on Portfolio Securities

         A Fund may purchase put options on portfolio securities to protect against price movements in particular securities in its portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.

      Writing Covered Call Options On Portfolio Securities

         A Fund may also write covered call options to generate income. As writer of a call option, the Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price. The Fund may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration).

      Over-the-Counter Options

         A Fund may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options for those options on portfolio securities held by the Fund and not traded on an exchange.

         Over-the-counter options are two party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not.

      U.S. Government Obligations

         The types of U.S. government obligations in which the Fund may invest are those set forth under "The U.S. Government Securities Fund-U.S. Government Obligations."

Commercial Paper

A Fund may invest in commercial paper rated at least A-1 by Standard & Poor's Ratings Group ("S&P"), Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or F-1 by Fitch Investors Service ("Fitch") and money market instruments (including commercial paper) which are unrated but of comparable quality, including Canadian Commercial Paper ("CCPs") and Europaper. In the case where commercial paper, CCPs or Europaper have received different ratings from different rating services, such commercial paper, CCPs or Europaper is an acceptable investment so long as at least one rating is one of the preceding high quality ratings and provided the investment adviser has determined that such investment presents minimal credit risks.

Bank Instruments

A Fund may invest in the instruments of banks and savings associations whose deposits are insured by the Bank Insurance Fund ("BIF"), which is administered by the Federal Deposit Insurance Corporation ("FDIC"), or the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC, such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances. These instruments are not necessarily guaranteed by those organizations.

In addition to domestic bank obligations such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances, the Fund may invest in:

         o Eurodollar Certificates of Deposit ("ECDs") issued by foreign branches of U.S. or foreign banks;

         o Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks;

         o Canadian Time Deposits, which are U.S. dollar-denominated deposits issued by branches of major Canadian banks located in the United States; and

         o Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States.

The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund
--------------------------------------------------------------------------------

Acceptable Investments

The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund pursue their investment objectives by investing in professionally managed portfolios of securities at least 65% of which are comprised of Virginia (in the case of The Virginia Municipal Bond Fund) or Maryland (in the case of The Maryland Municipal Bond Fund) municipal securities. The Funds will invest their assets so that, under normal circumstances, at least 80% of their annual interest income is exempt from federal regular and Virginia (in the case of The Virginia Municipal Bond Fund) or Maryland (in the case of The Maryland Municipal Bond Fund) state income taxes or that at least 80% of their total assets are invested in obligations, the interest income from which is exempt from federal regular and Virginia (in the case of The Virginia Municipal Bond Fund) or Maryland (in the case of The Maryland Municipal Bond Fund) state income taxes.

      Characteristics

         The municipal securities in which the Funds invest have the characteristics set forth in the prospectus. An unrated municipal security will be determined by a Fund's adviser to meet the quality standards established by the Fund's Board of Trustees if it is of comparable quality to the rated municipal securities which the Fund purchases. The Trustees consider the creditworthiness of the issuer of a municipal security, the issuer of a participation interest if the Fund has the right to demand payment from the issuer of the interest or the guarantor of payment by either of those issuers.

         If Moody's or S&P's ratings change because of changes in those organizations or in their rating systems, a Fund will try to use comparable ratings as standards in accordance with the investment policies described in the Fund's prospectus.

Types of Acceptable Investments

Examples of Virginia and Maryland municipal securities are:

         o  municipal notes and tax-exempt commercial paper;

         o  serial bonds sold with a series of maturity dates;

         o tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date;

         o bond anticipation notes sold in anticipation of the issuance of longer-term bonds in the future;

         o revenue anticipation notes sold in expectation of receipt of federal income available under the Federal Revenue Sharing Program;

         o prerefunded municipal bonds refundable at a later date (payment of principal and interest on prerefunded bonds is assured through the first call date by the deposit in escrow of U.S. government securities); or

         o general obligation bonds secured by a municipality's pledge of taxation.

The Treasury Money Market Fund
--------------------------------------------------------------------------------

Types of Investments

The Fund invests only in short-term U.S. Treasury obligations. Short-term U.S. Treasury obligations as used herein refers to evidences of indebtedness issued by the United States, or issued by an agency or instrumentality thereof, and fully guaranteed as to principal and interest by the United States, maturing in 397 days or less from the date of acquisition unless they are purchased under a repurchase agreement that provides for repurchase by the seller within one year from the date of acquisition.
The Fund may also retain Fund assets in cash.

The Money Market Fund
--------------------------------------------------------------------------------

Types of Investments

The Fund invests primarily in money market instruments maturing in 397 days or less and which include, but are not limited to, commercial paper and demand master notes, domestic and foreign bank instruments, U.S. government obligations, and corporate debt obligations.

      Bank Instruments

         The types of bank instruments in which the Fund invests are those set forth under "The Style Manager: Large Cap Fund-Bank Instruments."

      U.S. Government Obligations

         The types of U.S. government obligations in which the Fund may invest are those set forth under "The U.S. Government Securities Fund-U.S. Government Obligations."

The Tax-Free Money Market Fund
--------------------------------------------------------------------------------

The Fund invests in a portfolio of municipal securities maturing in 13 months or less. As a matter of investment policy, which cannot be changed without shareholder approval, at least 80% of the Fund's annual interest income will be exempt from federal income tax (including alternative minimum tax). The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less.

Portfolio Investments and Strategies
--------------------------------------------------------------------------------

Repurchase Agreements

The Funds or their custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. In the event that a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. The Funds believe that under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of a Fund and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the adviser to be creditworthy pursuant to guidelines established by the Trustees.

Reverse Repurchase Agreements

The Funds may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that a Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

When-Issued and Delayed Delivery Transactions

These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on a Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Funds may engage in these transactions to an extent that would cause the segregation of an amount up to 20% of the total value of their assets. The Funds do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of their respective assets.

Lending of Portfolio Securities

The  collateral  received when The U.S.  Government  Securities  Fund, The Style
Manager: Large Cap Fund, The Style Manager Fund, and The Money Market Fund lend portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the particular Fund. During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of a Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The U.S. Government Securities Fund and The Style Manager: Large Cap Fund do not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Restricted and Illiquid Securities

The Funds may invest in restricted securities. Restricted securities are any securities in which a Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restriction on resale under federal securities law. However, The U.S. Government Securities Fund, The Style
Manager: Large Cap Fund, The Style Manager Fund, The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund will limit investments in illiquid securities, including certain restricted securities determined by the Trustees not to be liquid, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets. In the case of The Virginia Municpal Bond Fund and The Maryland Municipal Bond Fund, illiquid securities will include participation interests and variable rate municipal securities without a demand feature or with a demand feature of longer than seven days and which the adviser believes cannot be sold within seven days. The Treasury Money Market Fund, The Money Market Fund, and The Tax-Free Money Market Fund will limit investments in illiquid securities, including certain securities determined by the Trustees not to be liquid, and repurchase agreements providing for settlement in more than seven days after notice, and in the case of The Money Market Fund, specifically including non-negotiable fixed income time deposits with maturities over seven days, to 10% of their net assets.

The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Style Manager Fund, and The Money Market Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Funds believe that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Board of Trustees are quite liquid. The Funds intend, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by a Fund's investment adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Funds intend to not subject such paper to the limitation applicable to restricted securities.

Participation Interests

The financial institutions from which The Virginia Municipal Bond Fund, The Maryland Municipal Bond Fund, and The Tax-Free Money Market Fund purchase participation interests frequently provide or secure from other financial institutions irrevocable letters of credit or guarantees and give a Fund the right to demand payment on specified notice (normally within thirty days for The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund and seven days for The Tax-Free Money Market Fund) from the issuer of the letter of credit or guarantee. These financial institutions may charge certain fees in connection with their repurchase commitments, including a fee equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the participation interests were purchased by a Fund. By purchasing participation interests, a Fund is buying a security meeting the maturity and quality requirements of a Fund and is also receiving the tax-free benefits of the underlying securities.

In the acquisition of participation interests, a Fund's investment adviser will consider the following quality factors:

         o the quality of the underlying municipal security (of which a Fund takes possession);

         o  the quality of the issuer of the participation interest; and

         o a guarantee or letter of credit from a high-quality financial institution supporting the participation interest.

Variable Rate Municipal Securities

The Virginia Municipal Bond Fund, The Maryland Municipal Bond Fund, and The Tax-Free Money Market Fund invest in variable municipal securities. Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed income obligations.

Many municipal securities with variable interest rates purchased by the The Tax-Free Money Market Fund are subject to repayment of principal (usually within seven days) on the The Tax-Free Money Market Fund's demand. For purposes of determining the Fund's average maturity, the maturities of these variable rate demand municipal securities (including participation interests) are the longer of the periods remaining until the next readjustment of their interest rates or the periods remaining until their principal amounts can be recovered by exercising the right to demand payment. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests or a guarantor of either issuer.

Municipal Leases

The Virginia Municipal Bond Fund, The Maryland Municipal Bond Fund, and The Tax-Free Money Market Fund may purchase municipal securities in the form of participation interests which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment.

In determining the liquidity of municipal lease securities, the adviser, under the authority delegated by the Board of Trustees, will base its determination on the following factors: (a) whether the lease can be terminated by the lessee;
(b) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (c) the lessee's general credit strength (e.g., its debts, administrative, economic and financial characteristics, and prospects);
(d) the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of nonappropriation"); and (e) any credit enhancement of legal recourse provided upon an event of nonappropriation or other termination of the lease.

Temporary Investments

The Virginia Municipal Bond Fund, The Maryland Municipal Bond Fund and The Tax-Free Money Market Fund may also invest in temporary investments during times of unusual market conditions for defensive purposes and to maintain liquidity.

From time to time, such as when suitable securities are not available to the respective Fund, a Fund may invest a portion of its assets in cash. Any portion of a Fund's assets maintained in cash will reduce the amount of assets in securities held in the respective Fund, and could thereby reduce a Fund's yield.

Adjustable Rate Mortgage Securities

The U.S. Government Securities Fund invests in adjustable rate mortgage securities ("ARMS"). Not unlike other U.S. government securities, the market value of ARMS will generally vary inversely with changes in market interest rates. Thus, the market value of ARMS generally declines when interest rates rise and generally rises when interest rates decline.

While ARMS generally entail less risk of a decline during periods of rapidly rising rates, ARMS may also have less potential for capital appreciation than other similar investments (e.g. investments with comparable maturities) because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if ARMS are purchased at a premium, mortgage foreclosures and unscheduled principal payment may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if ARMS are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.

Portfolio Turnover

The Funds will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve a Fund's investment objective. The Style Manager: Large Cap Fund and The Style Manager Fund may experience greater portfolio turnover than would be expected with a portfolio of higher-rated securities. A high portfolio turnover will result in increased transaction costs to the Fund. For the fiscal years ended September 30, 1997 and 1996, the portfolio turnover rates were 80% and 118%, respectively, for The U.S. Government Securities Fund; 56% and 151%, respectively, for The Style Manager: Large Cap Fund; 19% and 129%, respectively, for The Virginia Municipal Bond Fund; 13% and 138%, respectively, for The Maryland Municipal Bond Fund; and 94% and 112%, respectively, for The Style Manager Fund.

Investment Limitations
--------------------------------------------------------------------------------

      Issuing Senior Securities and Borrowing Money

         The Funds will not issue senior securities except that a Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amount borrowed. The Funds will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. A Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding. With respect to The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Style Manager Fund, The Virginia Municipal Bond Fund, The Maryland Municipal Bond Fund, The Treasury Money Market Fund, and The Money Market Fund, during the period any reverse repurchase agreements are outstanding, the Funds will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements.

      Selling Short and Buying on Margin

         The Funds will not purchase any securities on margin but they may obtain such short-term credits as may be necessary for clearance of transactions. With respect to The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, and The Style Manager Fund, the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin. The Virginia Municipal Bond Fund, The Maryland Municipal Bond Fund, The Treasury Money Market Fund, The Money Market Fund, and The Tax-Free Money Market Fund may not sell any securities short.

      Pledging Assets

         The Funds will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In these cases the Funds, except The Tax-Free Money Market Fund, may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets of a Fund at the time of the pledge. Margin deposits for the purchase and sale of financial futures contracts and related options are not deemed to be a pledge.

      Lending Cash or Securities

         The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Style Manager Fund, The Treasury Money Market Fund and The Money Market Fund, will not lend any of their assets, except portfolio securities up to one-third of the value of their total assets. This shall not prevent a Fund from purchasing or holding bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by a Fund's investment objective, policies, and limitations or the Trust's Declaration of Trust.

         The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund will not lend any of their assets, except that they may acquire publicly or nonpublicly issued municipal securities or temporary investments or enter into repurchase agreements as permitted by a Fund's investment objective, policies, limitations and Declaration of Trust.

         The Tax-Free Money Market Fund will not lend any of its assets except that it may purchase or hold portfolio securities permitted by its investment objective, policies and limitations, or Declaration of Trust.

      Investing in Restricted Securities

         Except for The Tax-Free Money Market Fund, the Funds will not invest more than 10% of their net assets in securities subject to restrictions on resale under the Securities Act of 1933 (except certain restricted securities which meet the criteria for liquidity as established by the Board of Trustees. With respect to The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Style Manager Fund and The Money Market Fund, this exception specifically extends to commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Board of Trustees).

         The Tax-Free Money Market Fund will not invest more than 10% of its total assets in securities subject to restrictions on resale under federal securities law, except for restricted securities determined to be liquid under criteria established by the Trustees.

      Investing in Commodities

         The Funds will not purchase or sell commodities, commodity contracts or commodity futures contracts except for financial futures contracts in the case of The Style Manager: Large Cap Fund and The Style Manager Fund.

      Investing in Real Estate

         The Funds will not purchase or sell real estate, including limited partnership interests with respect to The Style Manager Fund, although The U.S. Government Securities Fund, The Style Manager: Large Cap Fund and The Style Manager Fund may invest in securities secured by real estate or interests in real estate or issued by companies, including real estate investment trusts, which invest in real estate or interests therein. The Virginia Municipal Bond Fund, The Maryland Municipal Bond Fund, The Money Market Fund, and The Tax-Free Money Market Fund may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

      Diversification of Investments

         With respect to 75% of the value of its total assets, The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The
         Style  Manager  Fund  and The  Money  Market  Fund  will  not  purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities), if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer. The U.S. Government Fund and The Style Manager: Large Cap Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.

      Concentration of Investments

         The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Style Manager Fund and The Money Market Fund will not invest 25% or more of the value of their total assets in any one industry. With respect to The Money Market Fund, investing in bank instruments (such as time and demand deposits and certificates of deposit), U.S. government obligations, or instruments secured by these money market instruments, such as repurchase agreements for U.S. government obligations, shall not be considered investments in any one industry.

         The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry or in industrial development bonds or other securities, the interest on which is paid from revenues of similar types of projects. However, these Funds may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

         The Tax-Free Money Market Fund will not invest 25% or more of the value of its total assets in any one industry, except that it may invest more than 25% of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and industrial development bonds as long as they are not from the same facility or similar types of facilities. The Tax-Free Money Market Fund does not intend to purchase securities that would increase the percentage of its assets invested in the securities of governmental subdivisions located in any one state, territory, or U.S. possession to 25% or more.

      Underwriting

         The Funds will not underwrite any issue of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

The above limitations cannot be changed with respect to a Fund without approval of a majority of that Fund's Shares. The following limitations may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

      Investing in Illiquid Securities

         The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Style Manager Fund, The Virginia Municipal Bond Fund, and The Maryland Municipal Bond Fund will not invest more than 15% of the value of their net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, and certain restricted securities determined by the Trustees not to be liquid; and, in the case of The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund, specifically including participation interests and variable rate municipal securities without a demand feature or with a demand feature of longer than seven days and which the adviser believes cannot be sold within seven days. The Treasury Money Market Fund, The Money Market Fund, and The Tax-Free Money Market Fund will not invest more than 10% of the value of their net assets in illiquid securities, including repurchase agreements providing for settlement more than seven days after notice and certain securities determined by the Trustees not to be liquid; and, in the case of The Money Market Fund, specifically including non-negotiable fixed income time deposits with maturities over seven days.

      Investing in Securities of Other Investment Companies

         The Funds will limit their respective investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, invest no more than 5% of total assets in any one investment company, or invest more than 10% of total assets in investment companies in general , unless permitted to do so by order of the SEC. The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Style Manager Fund, The Treasury Money Market Fund and The Money Market Fund will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. With respect to The Treasury Money Market Fund and The Money Market Fund, the Funds will limit their investments and the securities of other investment companies to those of The Money Market Funds having investment objectives and policies similar to their own. The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund will invest in other investment companies primarily for the purposes of investing short-term cash which has not yet been invested in other portfolio instruments. The adviser will waive its investment advisory fee on assets invested in securities of open-end investment companies.

      Purchasing Securities to Exercise Control

         A Fund will not purchase securities of a company for the purpose of exercising control or management.

      Selling Short

         Neither The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, nor The Style Manager Fund will sell securities short unless
         (1) it owns, or has a right to acquire, an equal amount of such securities, or (2) it has segregated an amount of its other assets equal to the lesser of the market value of the securities sold short or the amount required to acquire such securities. The segregated amount will not exceed 10% of The U.S. Government Securities Fund's nor The Style Manager: Large Cap Fund's net assets.

         With respect to The Style Manager Fund, the segregated amount will not exceed 5% of the Fund's net assets. The dollar amount of short sales at any one time shall not exceed 5% of the Fund's net assets and the value of securities of any one issuer in which the Fund is short may not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of any issuer.

         While in a short position, the Fund will retain the securities, rights or segregated assets.

Except with respect to the Funds' policy of borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The U.S. Government Securities Fund, The Style Manager: Large Cap Fund and The Style Manager Fund have no present intent to borrow money, pledge securities, sell securities short, or invest in restricted or illiquid securities in excess of 5% of the value of their respective net assets in the coming fiscal year.

The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund have no present intent to issue senior securities or borrow money, pledge securities, invest in restricted or illiquid securities, sell securities short, or engage in when-issued and delayed delivery transactions in excess of 5% of the value of its net assets during the fiscal period.

The Treasury Money Market Fund and The Money Market Fund do not expect to issue senior securities or borrow money, pledge securities, sell securities short, engage in when-issued and delayed delivery transactions or reverse repurchase agreements, for The Money Market Fund only, in excess of 5% of the value of their net assets during the coming fiscal year.

The Tax-Free Money Market Fund does not intend to borrow money, sell securities short, or pledge securities in excess of 5% of the value of its net assets during the coming fiscal year.

Virtus Funds Management
--------------------------------------------------------------------------------

Officers and Trustees are listed with their addresses, birthdates, present positions with Virtus Funds, and principal occupations.


--------------------------------------------------------------------------------
John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds.Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.


--------------------------------------------------------------------------------
Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA
Birthdate:  February 3, 1934

Trustee

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.


--------------------------------------------------------------------------------
John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate:  June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.


--------------------------------------------------------------------------------

William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate:  July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.


--------------------------------------------------------------------------------
James E. Dowd
571 Hayward Mill Road
Concord, MA
Birthdate:  May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.


--------------------------------------------------------------------------------
Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate:  October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.


--------------------------------------------------------------------------------
Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA
Birthdate:  June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.


--------------------------------------------------------------------------------
Edward C. Gonzales *
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 22, 1930

President, Treasurer and Trustee

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.


--------------------------------------------------------------------------------

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL
Birthdate:  March 16, 1942

Trustee

Consultant;   Former  State   Representative,   Commonwealth  of  Massachusetts;
formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.


--------------------------------------------------------------------------------
John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate:  December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.


--------------------------------------------------------------------------------
Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate:  September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.


--------------------------------------------------------------------------------
Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate:  June 21, 1935

Trustee

Public relations/Marketing/Conference Planning; Director or Trustee of the Funds


--------------------------------------------------------------------------------

J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA
Birthdate:  April 11, 1949

Executive Vice President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.


--------------------------------------------------------------------------------
John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 26, 1938

Executive Vice President and Secretary

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.


--------------------------------------------------------------------------------
Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA
Birthdate:  May 17, 1923

Vice President

Executive  Vice  President  and  Trustee,  Federated  Investors;   Chairman  and
Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.


--------------------------------------------------------------------------------
Joseph S. Machi
Federated Investors Tower
Pittsburgh, PA

Birthdate:  May 22, 1962

Vice President and Assistant Treasurer

Vice President and Assistant Treasurer of some of the Funds.


--------------------------------------------------------------------------------
         * This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

         @ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc. ; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash
Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; and World Investment Series, Inc.

Fund Ownership

Officers and Trustees own less than 1% of the outstanding shares of each Fund.

As of October 31, 1997, the following shareholders of record owned 5% or more of the outstanding shares of the Funds: Stephens Inc., Little Rock, AR, for the exclusive benefit of their customers owned approximately 4,204,370 (40.26%) of the Investment Shares of U.S. Government Securities Fund; 1,208,630 (24.63%) of the Investment Shares of The Style Manager: Large Cap Fund; 1,742,805 (34.81%) of the Shares of The Style Manager Fund; 1,758,994 (33.10%) of the Investment Shares of The Virginia Municipal Bond Fund; 629,671 (25.07%) of the Investment Shares of The Maryland Municipal Bond Fund; 18,064,663 (15.34%) of the Investment Shares of Treasury Money Market Fund; 21,024,493 (27.80%) of the Investment Shares of Money Market Fund; and 3,716,118 (6.60%) of the Shares of The Tax-Free Money Market Fund. As of October 31, 1997, Bova & Co., Richmond, VA, acting in various capacities for numerous accounts, owned approximately 5,165,113 (100%) of the Trust Shares of The U.S. Government Securities Fund; 1,613,118 (99%) of the Trust Shares of The Style Manager: Large Cap Fund; 1,693,162 (33.82%) of the Shares of The Style Manager Fund; 1,802,105 (99.78%)
of the Trust Shares of The Virginia Municipal Bond Fund; 434,681 (100%) of the Trust Shares of The Maryland Municipal Bond Fund; 206,814,801 (99.92%) of the Trust Shares of Treasury Money Market Fund; 177,645,283 (96.43%) of the Trust Shares of The Money Market Fund; and 42,583,759 (75.60%) of the Shares of The Tax-Free Money Market Fund.

Officers and Trustees Compensation

---------------------------------------------------------------------------------------------------
NAME ,                                  AGGREGATE                      TOTAL COMPENSATION
POSITION WITH                           COMPENSATION FROM              PAID TO TRUSTEES FROM
TRUST                                   TRUST+                         TRUST AND FUND COMPLEX

---------------------------------------------------------------------------------------------------
John F. Donahue,                            $0                             $-0- for the Trust and
Chairman and Trustee                                                       2 investment companies
Thomas G. Bigley                            $2,001                         $3,217 for the Trust and
Trustee                                                                    2 investment companies
John T. Conroy, Jr.,                        $2,198                         $3,538 for the Trust and
Trustee                                                                    2 investment companies
William J. Copeland,                        $2,198                         $3,538 for the Trust and
Trustee                                                                    2 investment companies
James E. Dowd                               $2,198                         $3,538 for the Trust and
Trustee                                                                    2 investment companies
Lawrence D. Ellis, M.D.,                    $2,001                         $3,217 for the Trust and
Trustee                                                                    2 investment companies
Edward L. Flaherty, Jr.,                    $2,198                         $3,538 for the Trust and
Trustee                                                                    2 investment companies
Edward C. Gonzales,                         $0                             $-0- for the Trust and
President, Treasurer and Trustee                                           2 investment companies
Peter E. Madden,                            $2,001                         $3,217 for the Trust and
Trustee                                                                    2 investment companies
Wesley W. Posvar,                           $2,001                         $3,217 for the Trust and
Trustee                                                                    2 investment companies
Marjorie P. Smuts,                          $2,001                         $3,217 for the Trust and
Trustee                                                                    2 investment companies


+The aggregate compensation is provided for the Trust which is comprised of eight portfolios.

Trustee Liability

The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Investment Advisory Services
--------------------------------------------------------------------------------

Adviser to the Trust

The Trust's investment adviser is Virtus Capital Management, Inc., a wholly-owned subsidiary of Signet Banking Corporation. Because of the internal controls maintained by Signet Bank to restrict the flow of non-public information, Fund investments are typically made without any knowledge of Signet Bank's or its affiliates' lending relationships with an issuer.

The adviser shall not be liable to the Trust, a Fund, or any shareholder of any of the Funds for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Advisory Fees

For its advisory services, Virtus Capital Management, Inc. receives an annual investment advisory fee as described in the prospectus. During the fiscal years ended September 30, 1997, 1996, and 1995, the adviser earned fees from: The U.S. Government Securities Fund of $1,325,841, $1,612,364, and $1,581,364,
respectively, of which $37,709, $276,121, and $589,885, respectively, were voluntarily waived; The Style Manager: Large Cap Fund of $749,609, $704,007, and $678,512, respectively, of which $0, $0, and $189,983, respectively, were voluntarily waived; The Virginia Municipal Bond Fund of $650,276, $762,051, and $775,247, respectively, of which $0, $20,993, and $227,301, respectively, were voluntarily waived; The Maryland Municipal Bond Fund of $273,851, $315,941, and $316,194, respectively, of which $0, $106,102, and $187,476, respectively, were voluntarily waived; The Treasury Money Market Fund of $1,897,464, $1,721,497, and $2,347,424, respectively, of which $46,840, $209,248, and $469,485, respectively, were voluntarily waived; The Money Market Fund of $1,250,019, $1,249,811, and $868,490, respectively, of which $57,472, $299,129, and
$336,697, respectively, were voluntarily waived; and The Tax Free Money Market Fund of $302,027, $462,900 and $262,792, respectively, of which $94,455,
$184,473, and $262,792, respectively, were voluntarily waived. During the fiscal years ended September 30, 1997, 1996 and for the period from March 7, 1995 (date of initial public investment) to September 30, 1996, the adviser earned fees from The Style Manager Fund of $830,673, $657,611 and $374,393, respectively, of which $326,846, $290,966 and $374,393, respectively, were voluntarily waived.

Sub-Adviser to The Style Manager: Large Cap Fund and The Style Manager Fund

Trend Capital Management, Inc. is the sub-adviser to The Style Manager: Large Cap Fund and The Style Manager Fund.

Sub-Advisory Fees

For its sub-advisory services, the Sub-Adviser receives an annual sub-advisory fee as described in the prospectus. For the fiscal years ended September 30, 1997, 1996, and 1995, the sub-adviser earned fees from The Style Manager; Large Cap Fund of $144,886, $0, and $0, respectively, of which $0, $0, and $0, respectively, were voluntarily waived. For the fiscal years ended September 30, 1997, 1996, and for the period from March 7, 1995 (date of initial public investment) to September 30, 1995, the sub-adviser earned fees from The Style Manager Fund of $74,119, $0, and $0, respectively, of which $0, $0, and $0, respectively, were voluntarily waived.

Other Services
--------------------------------------------------------------------------------

Administrative Services

Federated Administrative Services, which is a subsidiary of Federated Investors, provides administrative personnel and services to the Funds for the fees set forth in the prospectus. For the fiscal years ended September 30, 1997, 1996, and 1995, the Funds incurred administrative services fees as follows: The U.S. Government Securities Fund incurred $172,113, $211,649, and $226,246, respectively, none of which was voluntarily waived; The Style Manager: Large Cap Fund incurred $97,360, $92,298, and $97,229, respectively, none of which was voluntarily waived; The Virginia Municipal Bond Fund incurred $84,421, $100,059, and $110,908, respectively, none of which was voluntarily waived; The Maryland Municipal Bond Fund incurred $75,000, $67,667, and $45,246, respectively, none of which was voluntarily waived; The Treasury Money Market Fund incurred
$369,581, $336,951, and $500,283, respectively, none of which was voluntarily waived; The Money Market Fund incurred $243,450, $254,134, and $185,586, respectively, none of which was voluntarily waived; and The Tax-Free Money Market Fund incurred $75,171, $95,363, and $58,355, respectively, none of which was voluntarily waived. For the fiscal years ended September 30, 1997, 1996 and for the period from March 7, 1995 (date of initial public investment) to September 30, 1995, The Style Manager Fund incurred $75,125, $93,863 and $85,069, respectively, in administrative services fees, none of which was voluntarily waived.

Custodian

Signet Trust Company, Richmond, Virginia, is custodian for the securities and cash of the Funds. Under the Custodian Agreement, Signet Trust Company holds the Funds' portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties.

Transfer Agent

Federated Shareholder Services Company, Boston, Massachusetts, is transfer agent for the Shares of the Funds and dividend disbursing agent for the Funds.

Independent Auditors

The independent auditors for the Funds are Deloitte & Touche LLP, Pittsburgh, Pennsylvania.

Brokerage Transactions
--------------------------------------------------------------------------------

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Board of Trustees.

The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Funds or to the adviser and may include:

         o  advice as to the advisability of investing in securities;

         o  security analysis and reports;

         o  economic studies;

         o  industry studies;

         o  receipt of quotations for portfolio evaluations; and

         o  similar services.

The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

Research services provided by brokers may be used by the adviser in advising the Funds and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses.

For the fiscal years ended September 30, 1997, 1996 and 1995, The Style Manager:
Large Cap Fund paid $140,842, $403,888 and $562,493, respectively, in commissions on brokerage transactions. For the fiscal years ended September 30, 1997, 1996 and for the period from March 7, 1995 (date of initial public investment) to September 30, 1995, The Style Manager Fund paid $215,622, $311,323, and $0, respectively, in commissions on brokerage transactions.

Purchasing Shares
--------------------------------------------------------------------------------

Shares of the Funds are sold at their net asset value without a sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing Shares of the Funds is explained in the prospectus under "Investing in Shares."

Distribution Plan

The Trust has adopted a Plan for Investment Shares of the The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Virginia Municipal Bond Fund, The Maryland Municipal Bond Fund, The Treasury Money Market Fund and The Money Market Fund and Shares of The Style Manager Fund and The Tax-Free Money Market Fund pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940. The Plan provides that the Funds' distributor, Federated Securities Corp., shall act as the distributor of Shares, and it permits the payment of fees to brokers and dealers for distribution and administrative services and to administrators for administrative services. The Plan is designed to (i) stimulate brokers and dealers to provide distribution and administrative support services to the Funds and their holders of Shares and (ii) stimulate administrators to render administrative support services to the Funds and their holders of Shares. These services are to be provided by a representative who has knowledge of the holder of Shares' particular circumstances and goals, and include, but are not limited to: providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding the Funds; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Trust reasonably requests.

Other benefits which the Funds hope to achieve through the Plan include, but are not limited to the following: (1) an efficient and effective administrative system; (2) a more efficient use of assets of holders of Shares by having them rapidly invested in the Funds with a minimum of delay and administrative detail; and (3) an efficient and reliable records system for holders of Shares and
prompt  responses  to  shareholder   requests  and  inquiries  concerning  their
accounts.

By adopting the Plan, the Board of Trustees expects that the Funds will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Funds in seeking to achieve their respective investment objectives. By identifying potential investors in Shares whose needs are served by a particular Fund's objective, and properly servicing these accounts, the Funds may be able to curb sharp fluctuations in rates of redemptions and sales.

For the fiscal years ended September 30, 1997, 1996, and 1995, the Funds paid fees to brokers and administrators (financial institutions) pursuant to the Plan as follows: The U.S. Government Securities Fund $279,386, $297,511, and $268,621, respectively; The Style Manager: Large Cap Fund $175,775, $128,090, and $80,046, respectively; The Virginia Municipal Bond Fund, $158,225, $174,114, and $174,523, respectively; The Maryland Municipal Bond Fund, $73,620, $82,278, and $80,136, respectively; The Treasury Money Market Fund, $331,053, $270,001, and $80,097, respectively; and The Money Market Fund, $206,038, $198,913, and $79,316, respectively. For the fiscal years ended September 30, 1997, 1996 and 1995, the Tax-Free Money Market Fund paid no fees pursuant to the Plan. For the fiscal years ended September 30, 1997, 1996 and for the period from March 7, 1995 (date of initial public investment) to September 30, 1995, The Style Manager Fund paid no fees pursuant to the Plan.

Conversion to Federal Funds

It is the policy of The Treasury Money Market Fund, The Money Market Fund, and The Tax-Free Money Market Fund to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. Federated Services Company acts as the shareholder's agent in depositing checks and converting them to federal funds.

Determining Net Asset Value
--------------------------------------------------------------------------------

Net asset values of The U.S.  Government  Securities  Fund,  The Style  Manager:
Large Cap Fund, The Style Manager Fund, The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund generally change each day. The Treasury Money Market Fund, The Money Market Fund, and The Tax-Free Money Market Fund attempt to stabilize the value of their Shares at $1.00. The days on which the net asset value is calculated by these Funds are described in the prospectus.

Determining Market Value of Securities

The market value of The U.S. Government Securities Fund's portfolio securities is determined as follows:

         o according to the mean between the over-the-counter bid and asked prices provided by an independent pricing service, if available, or at fair value as determined in good faith by the Fund's Board of Trustees; or

         o for short-term obligations with remaining maturities of 60 days or less at the time of purchase at amortized cost unless the Board of Trustees determines that particular circumstances of the security indicate otherwise.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect: institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The market value of portfolio securities of The Style Manager: Large Cap Fund and The Style Manager Fund is determined as follows:

         o for equity securities, according to the last sale price on a national securities exchange, if available;

         o in the absence of recorded sales for listed equity securities, according to the mean between the last closing bid and asked prices;

         o  for unlisted equity securities, the latest bid prices;

         o for bonds and other fixed income securities, as determined by an independent pricing service;

         o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service or for short-term obligations with remaining maturities of 60 days or less at the time of purchase at amortized cost; or

         o for all other securities, at fair value as determined in good faith by the Board of Trustees.

The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, and The Style Manager Fund will value futures contracts, options, and put options on futures and at their market values established by the exchanges at the close of option trading on such exchanges unless the Board of Trustees determine in good faith that another method of valuing option positions is necessary to appraise their fair value. Over-the-counter put options will be valued at the mean between the bid and the asked prices.

Use of the Amortized Cost Method

With respect to The Treasury Money Market Fund, The Money Market Fund, and The Tax-Free Money Market Fund, the Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value.

A Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment
Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per Share, taking into account current market conditions and a Fund's investment objective.

Under the Rule, a Fund is permitted to purchase instruments which are subject to demand features or standby commitments. As defined by the Rule, a demand feature entitles a Fund to receive the principal amount of the instrument from the issuer or a third party on (1) no more than 30 days' notice or (2) at specified intervals not exceeding one year on no more than 30 days' notice. A standby commitment entitles a Fund to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying instrument plus accrued interest at the time of exercise.

The Funds acquire instruments subject to demand features and standby commitments to enhance the instrument's liquidity. The Funds treat demand features and standby commitments as a part of the underlying instruments, because the Funds do not acquire them for speculative purposes and cannot transfer them separately from the underlying instruments. Therefore, although the Rule defines demand features and standby commitments as "puts", the Fund does not consider them to be separate investments for purposes of its investment policies.

      Monitoring Procedures

         The Trustees' procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than .50% between the two. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

      Investment Restrictions

         The Rule requires that a Fund limit its investments to instruments that, in the opinion of the Trustees, present minimal credit risks and have received the requisite rating from one or more nationally recognized statistical rating organizations. If the instruments are not rated, the Trustees must determine that they are of comparable quality. The Rule also requires a Fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to the objective of maintaining a stable net asset value of $1.00 per Share. In addition, no instrument with a remaining maturity of more than 397 days can be purchased by a Fund.

         Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, a Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

A Fund may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio.

In periods of declining interest rates, the indicated daily yield on Shares, computed by dividing the annualized daily income on a Fund's portfolio by the net asset value computed as above, may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

In periods of rising interest rates, the indicated daily yield on Shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

Valuing Municipal Securities

With respect to The Virginia Municipal Bond Fund, The Maryland Municipal Bond Fund, and The Tax-Free Money Market Fund, the Board of Trustees uses an independent pricing service to value municipal securities. The independent pricing service takes into consideration: yield; stability; risk; quality; coupon rate; maturity; type of issue; trading characteristics; special circumstances of a security or trading market; and any other factors or market data it considers relevant in determining valuations for normal institutional size trading units of debt securities and does not rely exclusively on quoted prices.

Use of Amortized Cost

With respect to The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund, the Board of Trustees has decided that the fair value of debt securities purchased by a Fund with remaining maturities of 60 days or less at the time of purchase shall be their amortized cost value, unless the particular circumstances of the security indicate otherwise. Under this method, portfolio instruments and assets are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. The Executive Committee continually assesses this method of valuation and recommends changes where necessary to assure that the Fund's portfolio instruments are valued at their fair value as determined in good faith by the Trustees.

Redeeming Shares
--------------------------------------------------------------------------------

Each Fund redeems Shares at the next computed net asset value after a Fund receives the redemption request, less a contingent deferred sales charge, if applicable. Redemption procedures are explained in the prospectus under "Redeeming Investment Shares."

Redemption in Kind

Although the Trust intends to redeem Shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from a Fund's portfolio.

Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Board of Trustees determine to be fair and equitable.

The Trust has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940 under which a Fund is obligated to redeem Shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of any class' net asset value during any 90-day period. Although a Fund reserves the right to redeem Shares in kind, it will activate this right only after providing 60 days' notice to shareholders.

Massachusetts Partnership Law
--------------------------------------------------------------------------------

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for acts or obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for obligations of the Trust, the Trust is required to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from its assets.

Tax Status
--------------------------------------------------------------------------------

The Funds' Tax Status

The Funds will pay no federal income tax because they expect to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, each Fund must, among other requirements:

         o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

         o  invest in securities within certain statutory limits; and

         o distribute to its shareholders at least 90% of its net income earned during the year.

Shareholders' Tax Status

With respect to The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Style Manager Fund, The Treasury Money Market Fund and The Money Market Fund, shareholders are subject to federal income tax on dividends received as cash or additional shares. No portion of any income dividend paid by a Fund is eligible for the dividends received deduction available to corporations. These dividends, and any short-term capital gains, are taxable as ordinary income.

With respect to The Virginia Municipal Bond Fund, The Maryland Municipal Bond Fund, and The Tax-Free Money Market Fund, no portion of any income dividend paid by a Fund is eligible for the dividends received deduction available to corporations.

      Capital Gains

         Capital gains experienced by The Treasury Money Market Fund and The Money Market Fund could result in an increase in dividends. Capital losses could result in a decrease in dividends. If, for some extraordinary reason, these Funds realize net long-term capital gains, such net long-term capital gains will be distributed at least once every 12 months.

With respect to The U.S. Government Securities Fund, The Style Manager: Large Cap Fund and The Style Manager Fund, long-term capital gains distributed to shareholders will be treated as long-term capital gains regardless of how long shareholders have held Shares.

With respect to The Maryland Municipal Bond Fund, The Virginia Municipal Bond Fund, and The Tax-Free Money Market Fund, capital gains or losses may be realized by a Fund on the sale of portfolio securities and as a result of discounts from par value on securities held to maturity. Sales would generally be made because of:

         o  the availability of higher relative yields;

         o  differentials in market values;

         o  new investment opportunities;

         o  changes in creditworthiness of an issuer; or

         o  an attempt to preserve gains or limit losses.

Distribution of long-term capital gains are taxed as such, whether they are taken in cash or reinvested, and regardless of the length of time the shareholder has owned the Shares.

Total Return
--------------------------------------------------------------------------------

The average annual total returns for Investment Shares and Trust Shares of The U.S. Government Securities Fund for the one-year and five-year periods ended September 30, 1997 and for the period from October 16, 1990 (date of initial public investment) to September 30, 1997 were 4.75%, 4.70%, 7.10% and 7.16%, 4.93%, 7.27%, respectively.

The average annual total returns for Investment Shares and Trust Shares of The Style Manager: Large Cap Fund for the one-year and five-year periods ended September 30, 1997 and for the period from October 16, 1990 (date of initial public investment) to September 30, 1997 were 37.02%, 13.84%, 14.03% and 37.37%,
14.09%, 14.21%, respectively.

The average annual total returns for The Style Manager Fund for the one-year period ended September 30, 1997 and for the period from March 7, 1995 (date of initial public investment) to September 30, 1997 were 41.85% and 28.04%, respectively.

The average annual total returns for Investment Shares and Trust Shares of The Virginia Municipal Bond Fund for the one-year and five-year periods ended September 30, 1997 and for the period from October 16, 1990 (date of initial public investment) to September 30, 1997 were 7.74%, 5.73%, 6.45% and 8.00%, 5.96%, 6.62%, respectively.

The average annual total returns for Investment Shares and Trust Shares of The Maryland Municipal Bond Fund for the one-year and five-year periods ended September 30, 1997 and for the period from October 16, 1990 (date of initial public investment) to September 30, 1997 were 6.92%, 5.33%, 6.01% and 7.19%, 5.56%, 6.18%, respectively.

The average annual total returns for Investment Shares and Trust Shares of The Treasury Money Market Fund for the one-year and five-year periods ended September 30, 1997 and for the period from October 16, 1990 (date of initial public investment) to September 30, 1997 were 4.58%, 3.93%, 4.18% and 4.84%, 4.15%, 4.34%, respectively.

The average annual total returns for Investment Shares and Trust Shares of The Money Market Fund for the one-year and five-year periods ended September 30, 1997 and for the period from October 16, 1990 (date of initial public investment) to September 30, 1997 were 4.67%, 4.11%, 4.36% and 4.93%, 4.31%,
4.50%, respectively.

The average annual total returns for The Tax-Free Money Market Fund for the one-year period ended September 30, 1997 and for the period from July 27, 1994 (date of initial public investment) to September 30, 1997 were 2.83% and 3.09%, respectively.

The average annual total return for Shares of each Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number if shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly/quarterly reinvestment of all dividends and distributions.

Yield
--------------------------------------------------------------------------------

The yield for the seven-day period ended September 30, 1997 for The Treasury Money Market Fund and The Money Market Fund were 4.54% and 4.59%, respectively, for Investment Shares and 4.79% and 4.84%, respectively, for Trust Shares. The yield for the seven-day period ended September 30, 1997 for The Tax-Free Money Market Fund was 3.06%.

The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund's yield for the thirty-day period ended September 30, 1997 was 5.27%, 0.36%, 3.72% and 3.10% for Investment Shares and 5.52%, 0.61%, 3.97% and 3.35% for Trust Shares. The yield for the thirty-day period ended September 30, 1997 for The Style Manager Fund was 0.23%.

The Treasury Money Market Fund, The Money Market Fund, and The Tax-Free Money Market Fund calculate yield daily, based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:

         o determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional Shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased Shares;

         o dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and

         o  multiplying the base period return by 365/7.

The yield for Shares of The U.S. Government  Securities Fund, The Style Manager:
Large Cap Fund, The Style Manager Fund, The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the class of shares over a thirty-day period by the maximum offering price per share of the class of shares on the last day of the period. The yield of the Investment Shares of the Fund is determined each day by dividing the net investment income per share (as defined by the Securities and Exchange
Commission) earned by the class of shares over a thirty-day period by the maximum offering price per share of the class of shares on the last day of the period. This value is then annualized using semiannual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

With respect to The U.S. Government Securities Fund and The Style Manager: Large Cap Fund, the yield will be calculated separately for Investment Shares and Trust Shares. Because Investment Shares are subject to a 12b-1 fee, the net yield for Trust Shares for the same period will exceed that of Investment Shares.

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in a Fund, the performance will be reduced for those shareholders paying those fees.

Effective Yield
--------------------------------------------------------------------------------

The effective yields for the seven-day period ended September 30, 1997 for The Treasury Money Market Fund and The Money Market Fund were 4.64% and 4.70%, respectively, for Investment Shares and 4.90% and 4.96%, respectively, for Trust Shares. The effective yield for the period ended September 30, 1997 for The Tax-Free Money Market Fund was 3.11%.

The effective yield of The Treasury Money Market Fund, The Money Market Fund, and The Tax-Free Money Market Fund is computed by compounding the unannualized base period return by:

         o  adding 1 to the base period return;

         o  raising the sum to the 365/7th power; and

         o  subtracting 1 from the result.

Tax-Equivalent Yield
--------------------------------------------------------------------------------

The tax-equivalent yield for both classes of shares for The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund, and for The Tax-Free Money Market Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that either class would have had to earn to equal its actual yield, assuming a 28% tax rate and also assuming that income earned by the Fund is 100% tax-exempt.

The tax-equivalent yield for the Investment Shares for the thirty-day period ended September 30, 1997, was 5.17% for The Virginia Municipal Bond Fund and 4.31% for The Maryland Municipal Bond Fund. The tax-equivalent yield for the Trust Shares was 5.51% for The Virginia Municipal Bond Fund and 4.65% for The Maryland Municipal Bond Fund for the same period. The tax-equivalent yield for The Tax-Free Money Market Fund for the seven-day period ended September 30, 1997, was 4.25%.

      Tax-Equivalency Tables

         Both classes of shares may also use a tax-equivalency table in advertising and sales literature. The interest earned by the municipal bonds in the Fund's portfolio generally remains free from federal regular income tax, and is often free from state and local taxes as well. As the tables below indicate, a "tax-free" investment is an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.

                                                    TAXABLE YIELD EQUIVALENT FOR 1997
                                                         MULTISTATE MUNICIPAL FUNDS
---------------------------------------------------------------------------------------------------------------------------------
        FEDERAL INCOME TAX BRACKET:
                              15.00%        28.00%             31.00%               36.00%              39.60%


---------------------------------------------------------------------------------------------------------------------------------
        JOINT                   $1-      $41,201-           $99,601-             $151,751-             OVER
        RETURN              41,200        99,600             151,750              271,050            $271,050

        SINGLE                  $1-      $24,651-           $59,751-             $124,651-             OVER
        RETURN              24,650        59,750             124,650              271,050            $271,050


---------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt
Yield                                       Taxable Yield Equivalent


---------------------------------------------------------------------------------------------------------------------------------
           1.00%            1.18%          1.39%             1.45%               1.56%               1.66%
           1.50%            1.76%          2.08%             2.17%               2.34%               2.48%
           2.00%            2.35%          2.78%             2.90%               3.13%               3.31%
           2.50%            2.94%          3.47%             3.62%               3.91%               4.14%
           3.00%            3.53%          4.17%             4.35%               4.69%               4.97%
           3.50%            4.12%          4.86%             5.07%               5.47%               5.79%
           4.00%            4.71%          5.56%             5.80%               6.25%               6.62%
           4.50%            5.29%          6.25%             6.52%               7.03%               7.45%
           5.00%            5.88%          6.94%             7.25%               7.81%               8.28%
           5.50%            6.47%          7.64%             7.97%               8.59%               9.11%
           6.00%            7.06%          8.33%             8.70%               9.38%               9.93%
           6.50%            7.65%          9.03%             9.42%              10.16%              10.76%
           7.00%            8.24%          9.72%            10.14%              10.94%              11.59%
           7.50%            8.82%         10.42%            10.87%              11.72%              12.42%
           8.00%            9.41%         11.11%            11.59%              12.50%              13.25%

         Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

         The chart above is for illustrative purposes only. It is not an indicator of past or future performance of Fund shares.

         * Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local income taxes.

                                                    TAXABLE YIELD EQUIVALENT FOR 1997

                                      STATE OF VIRGINIA
---------------------------------------------------------------------------------------------------------------------------------
                 COMBINED FEDERAL AND STATE INCOME TAX BRACKET:
                            20.75%        33.75%             36.75%               41.75%              45.35%


---------------------------------------------------------------------------------------------------------------------------------
        JOINT                   $1-      $41,201-           $99,601-             $151,751-             OVER
        RETURN              41,200        99,600             151,750              271,050            $271,050

        SINGLE                  $1-      $24,651-           $59,751-             $124,651-             OVER
        RETURN              24,650        59,750             124,650              271,050            $271,050


---------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt
Yield                                       Taxable Yield Equivalent


---------------------------------------------------------------------------------------------------------------------------------
           1.50%            1.89%          2.26%             2.37%               2.58%               2.74%
           2.00%            2.52%          3.02%             3.16%               3.43%               3.66%
           2.50%            3.15%          3.77%             3.95%               4.29%               4.57%
           3.00%            3.79%          4.53%             4.74%               5.15%               5.49%
           3.50%            4.42%          5.28%             5.53%               6.01%               6.40%
           4.00%            5.05%          6.04%             6.32%               6.87%               7.32%
           4.50%            5.68%          6.79%             7.11%               7.73%               8.23%
           5.00%            6.31%          7.55%             7.91%               8.58%               9.15%
           5.50%            6.94%          8.30%             8.70%               9.44%              10.06%
           6.00%            7.57%          9.06%             9.49%              10.30%              10.98%

        Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

                                                    TAXABLE YIELD EQUIVALENT FOR 1997
                                                            STATE OF MARYLAND
                                      INCLUDING LOCAL INCOME TAX
---------------------------------------------------------------------------------------------------------------------------------
                     COMBINED FEDERAL, STATE, AND COUNTY INCOME TAX BRACKET:
                            22.50%        35.50%             38.50%               43.50%              47.10%


---------------------------------------------------------------------------------------------------------------------------------
        JOINT                   $1-      $41,201-           $99,601-             $151,751-             OVER
        RETURN:             41,200        99,600             151,750              271,050            $271,050

        SINGLE                  $1-      $24,651-           $59,751-             $124,651-             OVER
        RETURN:             24,650        59,750             124,650              271,050            $271,050


---------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT
YIELD                                       TAXABLE YIELD EQUIVALENT


---------------------------------------------------------------------------------------------------------------------------------
           2.00%            2.58%          3.10%             3.25%               3.54%               3.78%
           2.50%            3.23%          3.88%             4.07%               4.42%               4.73%
           3.00%            3.87%          4.65%             4.88%               5.31%               5.67%
           3.50%            4.52%          5.43%             5.69%               6.19%               6.62%
           4.00%            5.16%          6.20%             6.50%               7.08%               7.56%
           4.50%            5.81%          6.98%             7.32%               7.96%               8.51%
           5.00%            6.45%          7.75%             8.13%               8.85%               9.45%
           5.50%            7.10%          8.53%             8.94%               9.73%              10.40%
           6.00%            7.74%          9.30%             9.76%              10.62%              11.34%
           6.50%            8.39%         10.08%            10.57%              11.50%              12.29%

         NOTE:  THE  MAXIMUM  MARGINAL  TAX RATE FOR  EACH  BRACKET  WAS USED IN
         CALCULATING THE TAXABLE YIELD EQUIVALENT. FURTHERMORE, ADDITIONAL STATE
         AND LOCAL TAXES PAID ON COMPARABLE TAXABLE INVESTMENTS WERE NOT USED TO
         INCREASE FEDERAL DEDUCTIONS. THE LOCAL INCOME TAX RATE IS ASSUMED TO BE
         50% OF THE STATE RATE FOR ALL COUNTIES EXCLUDING  ALLEGANY,  BALITMORE,
         MONTGOMERY,  PRINCE  GEORGE'S,  QUEEN  ANNE'S,  ST.  MARY'S,  SOMERSET,
         TALBOT, WICOMICO, AND WORCESTER.

Performance Comparisons
---------------------------------------------------------------------------------------------------------------------------------

Each Fund's performance of both classes of shares depends upon such variables as:

         o  portfolio quality;

         o  average portfolio maturity;

         o  type of instruments in which the portfolio is invested;

         o changes in interest rates on money market instruments, in the case of The Treasury Money Market Fund and The Money Market Fund, or changes in interest rates and market value of portfolio securities in the case of U.S. Government Income Fund, The Style Manager: Large Cap Fund, The Style Manager Fund, The Virginia Municipal Bond Fund and Maryland Municipal Bond Fund;

         o  changes in each Fund's or each class of Shares' expenses;

         o the relative amount of The Treasury Money Market Fund's and The Money Market Fund's cash flow; and

         o  various other factors.

In the case of The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Style Manager Fund, The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund, either class of shares' performance fluctuates on a daily basis largely because net earnings and offering price per Share fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return. The Style Manager Fund and The Style Manger: Large Cap Fund may also from time to time provide information on, or use quotations from, studies of investment analysts dealing with the management of equity portfolios on the basis of "style" selection (i.e., value vs. growth) and stock "size" (i.e., large cap vs. small cap) and may also use historical data demonstrating the performance records of the value, growth, large cap and small cap components of the equity market, and combinations thereof.

From time to time, the Funds may provide information on certain markets or countries and specific equity securities and quote published editorial comments and/or information from newspapers, magazines, investment newsletters and other publications such as The Wall Street Journal, Money Magazine, Forbes, Barron's, USA Today and Mutual Fund Investors. We may also compare the historical returns on various investments, performance indexes of those investments or economic indicators. In addition, the Funds may reprint articles about the Funds and provide them to prospective shareholders. The Broker/Dealer may also make available economic, financial and investment reports to shareholders and prospective shareholders. In order to describe these reports, the Funds may include descriptive information on the reports in advertising literature sent to the public prior to the mailing of a prospectus. Performance information may be quoted numerically or may be represented in a table, graph, chart or other illustration. It should be noted that such performance ratings and comparison may be made with funds which may have different investment restrictions, objectives, policies or techniques than the Funds, and that such other funds or market indicators may be comprised of securities that differ significantly from the Funds' investments.

The financial publications and/or indices which the Funds use in advertising may include, but are not limited to:

The U.S. Government Securities Fund

         o MERRILL LYNCH COMPOSITE 1-5 YEAR TREASURY INDEX is comprised of approximately 66 issues of U.S. Treasury securities maturing between 1 and 4.99 years, with coupon rates of 4.25% or more. These total return figures are calculated for one, three, six, and twelve month periods and year-to-date and include the value of the bond plus income and any price appreciation or depreciation.

         o SALOMON BROTHERS 3-5 YEARS GOVERNMENT INDEX quotes total returns for U.S. Treasury issues (excluding flower bonds) which have maturities of three to five years. These total returns are year-to-date figures which are calculated each month following January 1.

         o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes income into account any change in net asset value over a specific period of time. From time to time, the Trust will quote its Lipper ranking in the U.S. Government funds category in advertising and sales literature.

         o MERRILL LYNCH 3-5 YEAR TREASURY INDEX is comprised of approximately 24 issues of intermediate-term U.S. government and U.S. Treasury securities with maturities between 3 and 4.99 years and coupon rates above 4.25%. Index returns are calculated as total returns for periods of one, three, six and twelve months as well as year-to-date.

         o MERRILL LYNCH 3-YEAR TREASURY YIELD CURVE INDEX is an unmanaged index comprised of the most recently issued 3-year U.S. Treasury notes. Index returns are calculated as total returns for periods of one, three, six, and twelve months as well as year-to-date.

         o LEHMAN BROTHERS GOVERNMENT INTERMEDIATE INDEX is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and maturities of 1-10 years.

         o 3 YEAR TREASURY NOTES Source: Wall Street Journal, Bloomberg Financial Markets, and Telerate.

         o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

The Style Manager: Large Cap Fund and The Style Manager Fund

         o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "growth and income funds" category in advertising and sales literature.

         o DOW JONES INDUSTRIAL AVERAGE ("DJIA") represents share prices of selected blue-chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average price of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA index is a leading economic indicator for the stock market as a whole.

         o STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS, a composite index of common stocks in industry, transportation, and financial and public utility companies, compares total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's index assumes reinvestment of all dividends paid by stocks listed on the index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the Standard & Poor's figures.

         o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund

         o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "general municipal bond funds" category in advertising and sales literature.

         o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns.
            The maximum rating is five stars, and ratings are effective for two weeks.

The Treasury Money Market Fund

         o LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Fund will quote its Lipper ranking in the "short-term U.S. government funds" category in advertising and sales literature.

         o SALOMON 30-DAY TREASURY BILL INDEX is a weekly quote of the most representative yields for selected securities, issued by the U.S. Treasury, maturing in 30 days.

The Money Market Fund

         o LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Fund will quote its Lipper ranking in the "money market instruments fund" category in advertising and sales literature.

         o BANK RATE MONITOR NATIONAL INDEX, Miami, Florida, is a financial reporting service which publishes weekly average rates of 50 leading bank and thrift institution money market deposit accounts. The rates published in the index are an average of the personal account rates offered on the Wednesday prior to the date of publication by ten of the largest banks and thrifts in each of the five largest Standard

         Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution and compounding methods vary. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution. Investors may use such indices or reporting services in addition to either class of shares' prospectus to obtain a more complete view of the Share's performance before investing. Of course, when comparing performance of either class of shares to any index, factors such as portfolio composition and prevailing market conditions should be considered in assessing the significance of such comparisons.

The Tax-Free Money Market Fund

         o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Fund will quote its Lipper ranking in the "Tax-Free Money Market Funds" category in advertising and sales literature.

         o IBC/DONOGHUE'S MONEY FUND REPORT publishes annualized yields of hundreds of money market funds on a weekly basis, and through its Money Market Insight publication, reports monthly and 12-month-to-date investment results for the same money funds.

         o MONEY, A MONTHLY MAGAZINE, regularly ranks money market funds in various categories based on the latest available seven-day compound effective yield. From time to time, the Fund will quote its Money ranking in advertising and sales literature.

         o SALOMON BROTHERS SIX-MONTH PRIME MUNI NOTES is an index of selected municipal notes, maturing in six months, whose yields are chosen as representative of this market. Calculations are made weekly and monthly.

         o SALOMON BROTHERS ONE-MONTH TAX-EXEMPT COMMERCIAL PAPER is an index of selected tax-exempt commercial paper issues, maturing in one month, whose yields are chosen as representative of this particular market. It is a weekly quote of the most representative yields for selected securities, issued by the U.S. Treasury, maturing in 30 days. Calculations are made weekly and monthly. Ehrlich-Bober & Co., Inc. also tracks this Salomon Brothers Index.

Advertisements and other sales literature for both classes of shares may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in either class of shares based on monthly reinvestment of dividends over a specified period of time.

Economic and Market Information

Advertising and sales literature for the Trust may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by the Trust's portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion t the more than 6,000 funds available.

Financial Statements
--------------------------------------------------------------------------------

The financial statements for the fiscal period ended September 30, 1997, are incorporated herein by reference from the Funds' Annual Report dated September 30, 1997. A copy of the Annual Report for a Fund may be obtained without charge by contacting Signet Trust Company at the address located on the back cover of the combined prospectus or by calling 804-771-7470.

Appendix
--------------------------------------------------------------------------------

Standard and Poor's Ratings Group Municipal Bond Rating Definitions

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the  obligation.  BB indicates  the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Municipal Bond Rating Definitions

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Investors Service, Inc., Long-Term Debt Ratings

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

NR NR indicates that Fitch does not the specific issue.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in AAA category.

Standard & Poor's Corporation, Municipal Note Ratings

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2     Satisfactory capacity to pay principal and interest.

Moody's Investors Service, Short-Term Loan Ratings

MIG1/VMIG1        This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2        This designation  denotes high quality.  Margins of protection are ample although not so large as in the preceding group.












                               Evergreen Keystone

                                   Growth and

                                  Income Funds




                               1997 Annual Report




                     (Evergreen Keystone Logo appears here)

                               EVERGREEN KEYSTONE

[Pine cone logo appears here]

                               TABLE OF CONTENTS

Letter to Shareholders...............................      1
Evergreen Growth and Income Fund
  Fund at a Glance...................................      2
  Management Report..................................      4
Evergreen Income and Growth Fund
  Fund at a Glance...................................      6
  Management Report..................................      8
Evergreen Small Cap Equity Income Fund
  Fund at a Glance...................................     10
  Management Report..................................     12
Evergreen Utility Fund
  Fund at a Glance...................................     14
  Management Report..................................     16
Evergreen Value Fund
  Fund at a Glance...................................     18
  Management Report..................................     20
Keystone Fund for Total Return
  Fund at a Glance...................................     22
  Management Report..................................     24
Financial Highlights
  Evergreen Growth and Income Fund...................     26
  Evergreen Income and Growth Fund...................     29
  Evergreen Small Cap Equity
     Income Fund.....................................     32
  Evergreen Utility Fund.............................     34
  Evergreen Value Fund...............................     36
  Keystone Fund for Total Return.....................     39
Schedule of Investments
  Evergreen Growth and Income Fund...................     42
  Evergreen Income and Growth Fund...................     46
  Evergreen Small Cap Equity
     Income Fund.....................................     51
  Evergreen Utility Fund.............................     54
  Evergreen Value Fund...............................     56
  Keystone Fund for Total Return.....................     58
Statements of Assets and Liabilities.................     61
Statements of Operations.............................     62
Statements of Changes in Net Assets..................     64
Combined Notes to Financial Statements...............     67
Independent Auditors' Report-- KPMG Peat Marwick
  LLP................................................     79
Report of Independent Accountants
  Price Waterhouse LLP...............................     80
Federal Income Tax Status of Distributions...........     81


                            ABOUT EVERGREEN KEYSTONE

Since 1971, the Evergreen Funds have been providing investors with a proven, value-driven approach to equity investment management. For over 60 years of changing economic conditions, Keystone has taken pride in helping investors meet their financial goals through a broad range of financial products and services. Combined, Evergreen Keystone offers over 70 funds designed to meet a broad range of objectives, including fixed-income, balanced, growth and income, and aggressive growth. Assets under management total more than $30 billion.

                                EVERGREEN KEYSTONE
                                                        [Pine cone appears here]

                             LETTER TO SHAREHOLDERS
                                 September 1997

                    [Photo of William M. Ennis appears here]
                                WILLIAM M. ENNIS

Dear Shareholders:

Investors in equity-oriented mutual funds had a lot to be happy about in the returns from the 12 months that ended on July 31.

As the Evergreen Keystone Fund reports on the following pages indicate, many of the funds that emphasize investments in common stocks had an extraordinary year. Some funds delivered total returns of more than 40%, and even extremely conservative, income-oriented strategies produced returns exceeding 20%.

It is easy to see how the diversity of returns from these funds could invite questions about why some funds appeared to do "better" than others. The answer is not simple. While we have grouped six funds together under the general category of "Growth and Income," each of these funds is managed very differently, with different attitudes about growth, income, and protection of investors' principal.

The 12 months from July 31, 1996 to July 31, 1997 were an especially rewarding time for the biggest of the large capitalization stocks. Funds that emphasized these stocks tended to excel in this environment. Funds that emphasized either smaller capitalization stocks or income-oriented stocks tended to do less well. More generally, funds that emphasized growth tended to have higher returns than funds that emphasized income or protection of principal.

We should keep these returns in perspective. Over a full market cycle, different strategies tend to do better at different times. No one strategy is perfect for all conditions. This is why we offer a number of different strategies with similar growth and income objectives. It also is why many financial advisers recommend a combination of funds with different strategies so investors will have a more diversified portfolio.

In evaluating fund performance, investors should consider the specific objective of each fund, how much risk it is willing to take, and how well a fund's own objective lines up with their personal objective. They also should consider that a fund that trails in one type of market might be a leader in the next market. This is why we at Evergreen Keystone believe it is important that mutual fund investors periodically review their portfolios with their professional investment advisers.

In the following pages, Evergreen Keystone investment professionals will give you more detailed information about the investment environment and the strategies they use. You will notice that this annual report is a departure from past reports. It represents the effort of Evergreen Keystone Funds to provide thoughtful reports and to present them in a format that is attractive and makes information easily accessible. To accomplish this change, we have adjusted some fiscal years of funds, and we have grouped together funds with similar investment objectives. We are very interested in hearing your thoughts on this new format, and we welcome your suggestions.

On another note, I am delighted to inform you that Evergreen Keystone has successfully integrated all service functions under one roof. This means you now have full exchange privileges between Evergreen and Keystone America Funds. You also have the benefits of the top-flight service that earned Evergreen Keystone the 1996 Dalbar Quality Tested Service Seal, the highest award for mutual fund service presented by Dalbar, an independent mutual fund survey and rating firm.

Thank you for investing with Evergreen Keystone Funds!

                                         Sincerely,

                                         /s/ William M. Ennis
                                         WILLIAM M. ENNIS
                                         MANAGING DIRECTOR

                                    EVERGREEN
                              GROWTH AND INCOME FUND

[G&I logo appears here]
                                FUND-AT-A-GLANCE
                              As of July 31, 1997


ONE-YEAR PERFORMANCE    CLASS A  CLASS B  CLASS C  CLASS Y

One year w/o sales
  charge                40.38  % 39.32  % 39.25  % 40.66  %
One year with sales
  charge                33.71  % 34.32  % 38.25  % 40.66  %
One year dividends per
  share                 $0.134      --       --    $0.191
One year cap gains per
  share                 $0.345   $0.345   $0.345   $0.345

AVERAGE
ANNUAL RETURNS          CLASS A  CLASS B  CLASS C  CLASS Y

Three years               N/A      N/A      N/A    26.41  %
Five years                N/A      N/A      N/A    20.43  %
Ten years                 N/A      N/A      N/A    15.06  %
Since Inception*        28.25  % 29.00  % 29.80  % 15.59  %

CUMULATIVE RETURNS      CLASS A  CLASS B  CLASS C  CLASS Y

Seven months w/o sales
  charge                21.33  % 20.82  % 20.82  % 21.52  %
Three years               N/A      N/A      N/A    101.98 %
Five years                N/A      N/A      N/A    153.30 %
Ten years                 N/A      N/A      N/A    306.73 %
Since Inception*        89.91  % 92.79  % 95.89  % 378.40 %

                    [Graph appears here]

* CLASSES A, B & C BEGAN 1/3/95; CLASS Y BEGAN 10/15/86.
                     PLOT POINTS

CLASS A:         CPI:          S&P 500:      LG&IFA:
-------         -----          ------       -------

 9,525          10,000         10,000        10,000
 9,663          10,040         10,259        10,157
11,754          10,187         12,417        12,061
12,969          10,314         14,202        13,504
13,489          10,488         14,472        13,643
16,155          10,629         17,964        16,532
18,939          10,719         22,013        19,665


PORTFOLIO MANAGEMENT

                               An investment team headed by Portfolio Managers
                               Stephen A. Lieber and Gary Buesser manages the
[2 photos appear               Fund. Mr. Lieber is Chairman and Co-Chief
here - Stephen A. Lieber       Executive Officer of Evergreen Asset Management
and Gary Buesser]              Corp. The founder of Evergreen, Mr. Lieber has
                               more than 40 years' experience in investment
                               management. He has been a guest lecturer at the
                               Investment Banking Association Annual Wharton
                               School Seminars, the New School for Social
                               School of Commerce. He is a member of the New
                               York Society of Security Analysts and the
                               Association for Investment Management and
                               Research. He also serves as Portfolio Manager of
                               several other funds, including the Evergreen Fund
                               and the Evergreen Foundation Fund. Mr. Buesser
                               joined Evergreen Asset Management in 1996
                               following a 10-year career at Cowan Asset
                               Management, where he was co-manager of a $1.5
                               billion private investment fund. Earlier in his
                               investment career, he was employed by E.F. Hutton
                               and Shearson Lehman Bros. He also is associate
                               portfolio manager of the Evergreen Foundation
                               Fund.

                                    EVERGREEN
                              GROWTH AND INCOME FUND

                                                         [G&I logo appears here]
OBJECTIVE
Evergreen Growth and Income Fund seeks a return composed of capital appreciation and current income.

STRATEGY
The Fund invests in common stocks, convertible preferred stocks and convertible bonds of companies it believes the market has temporarily undervalued. It considers such factors as the company's assets, cash flow and earnings potential. The Fund selects securities that Fund management believes will rise in value sooner than most observers anticipate. Among those securities it frequently purchases are those of previously successful companies undergoing financial downturns, which the Fund believes will be temporary. The Fund invests in bonds and preferred stocks that are not convertible if Fund management believes the potential return is equal to that expected from common stocks and convertible securities.

       [Graph appears here. Plot points are:]

LONG-TERM GROWTH

     Initial                        Dividend
    --------                        --------

     9,525                            9,525
     9,663                            9,663
    10,699                           10,722
    11,709                           11,754
    11,828                           11,886
    12,543                           12,969
    13,336                           13,800
    13,008                           13,489
    14,196                           14,743
    15,298                           16,155
    15,324                           16,207
    17,882                           18,991



TOP 10 STOCK HOLDINGS                             JULY 31, 1997
AS A PERCENTAGE OF NET ASSETS

                                                               % OF
                                                               NET
      COMPANY                             INDUSTRY            ASSETS

  1.  Webster Financial Corp.             Thrift                 1.9
                                          Institutions
  2.  Reading & Bates Corp.               Energy                 1.9
  3.  Computer Associates International   Business Equip. &      1.8
                                          Services
  4.  Atlas Air, Inc.                     Transportation         1.7
  5.  Circle International Group          Business Equip. &      1.6
                                          Services
  6.  Pittston Brink's Group              Industrial             1.5
                                          Specialty Products
                                          & Services
  7.  Gaylord Entertainment Co.           Leisure & Tourism      1.4
  8.  Burlington Northern Santa Fe        Transportation         1.4
  9.  Jacor Communications, Inc.          Publishing,            1.4
                                          Broadcasting &
                                          Entertainment
 10.  Reynolds & Reynolds Co.             Business Equip. &      1.3
                                          Services

TOP 10 INDUSTRY ALLOCATIONS                      JULY 31, 1997

AS A PERCENTAGE OF NET ASSETS
                                                           % OF
                                                           NET
      INDUSTRY                                            ASSETS

  1.  Business Equipment & Services                         11.4
  2.  Healthcare Products & Services                        11.2
  3.  Publishing, Broadcasting & Entertainment               7.2
  4.  Energy                                                 7.0
  5.  Electrical Equipment & Services                        5.7
  6.  Industrial Specialty Products & Services               5.4
  7.  Transportation                                         5.2
  8.  Banks                                                  4.7
  9.  Chemical & Agricultural Products                       3.6
 10.  Finance & Insurance                                    3.4

PORTFOLIO CHARACTERISTICS

Total Net Assets (all classes)   $1.35 billion

                                    EVERGREEN
                              GROWTH AND INCOME FUND
[G&I logo appears here]

                               MANAGEMENT REPORT
                                 September 1997

Dear Fellow Shareholders:

We are pleased to report on the Evergreen Growth and Income Fund for the fiscal period that ended on July 31, 1997.

PERFORMANCE
We believe your Fund performed very well in an unusual environment, characterized by periods of short-term volatility occurring within a remarkably resilient, longer-term bull market. During the 12-month period, for example, the total return on Class Y shares was 40.66%. During the seven months since the previous fiscal year ended on December 31, 1996 (the fiscal year has been changed so it now ends each July 31), the total return on Class Y Shares was 21.52%. A complete review of the performance of each class of shares can be found on page 2.

The Fund's investment team maintained its discipline of searching for value among growth companies, employing the "value timing strategy" of buying growth stocks when the overall market is not paying a premium for growth. This discipline has been used consistently since the Fund's inception in 1986 as the Evergreen Value Timing Fund. A team of analysts and managers implements this strategy by searching for new investment opportunities among growth stocks which are temporarily out of favor because of either industry or company factors. We believe this strategy is a comparatively low risk approach to growth stock investing, and has resulted in a relatively consistent record of strong performance. The Fund's Y share class, the oldest class, ranks in the top 10% of all Growth and Income Funds (ninth of 127) for the past 10 years, according to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance. Morningstar, an independent monitor of mutual fund performance, has given the Fund's Y shares a four-star rating for its risk-adjusted performance through July 31, 1997. The rating reflects historical, risk-adjusted performance, and is based on comparisons of 2,040 equity funds, using Morningstar's proprietary rating system. Funds that fall within the top 32.5% of the Morningstar rating system receive four stars.

ENVIRONMENT

The seven months since the last fiscal year end constituted, in general, a period of impressive performance in the overall stock market. An environment of moderate economic growth, stable to declining interest rates, constrained inflation and rising corporate profits contributed to a feeling of confidence in the market. Within this seven-month period, we had one excellent opportunity to buy growth stocks as very attractive valuations occurred in late March and early April, when concern about a possible over-heating economy and the possibility of rising interest rates caused stock prices to retreat temporarily.

PORTFOLIO HIGHLIGHTS

During the seven-month period, the strong returns of portfolio stocks in the technology, healthcare and banking industries led the Fund's performance. For the seven months between January 1 and July 31, 1997, the healthcare products and services industry, which had an 11.2% allocation in the portfolio at the end of the fiscal year, had an asset-weighted average return of 34.1%. The electrical equipment and services industry, which had a 5.7% allocation in the Fund on July 31, on an asset-weighted basis had an average return of 36.6%. On the same asset-weighted basis, banks, which had a 4.7% portfolio weighting, had an average return of 35.5%. As the accompanying table indicates, other sectors which contributed to your Fund's performance included building, construction and furnishings, consumer products, and finance and insurance.


INDUSTRIES LEADING PERFORMANCE
      (Asset-weighted*, December 31, 1996-July 31, 1997)


INDUSTRY                                       AVERAGE % GAIN

Thrifts                                              47.6%
Building, Construction & Furnishings                 42.4
Electrical Equipment & Services                      36.6
Banks                                                35.5
Healthcare Products & Services                       34.1
Entertainment, Publishing, Broadcasting              28.4
Finance & Insurance                                  26.6
Transportation                                       25.4
Consumer Products & Services                         24.8

* Asset-weighted returns are based on average returns of stocks in industries, adjusted proportionate to the size of investment in the portfolio.

PERFORMANCE OF STOCKS

Basic to the strategy of the Evergreen Growth and Income Fund is the search for good growth companies to buy when they are temporarily selling at less than their intrinsic value, as determined by Evergreen's fundamental research and analysis.

During the seven months that ended on July 31, the top performing company in the portfolio was Applied Materials, Inc., which had a 155.4% return for the seven months. This was followed by: Compuware Corp., with a 148.2% return; Unitrode Corp., with a 105.2%

                                    EVERGREEN
                              GROWTH AND INCOME FUND

                                                         [G&I logo appears here]

return, and Warner-Lambert Co, with an 85.7% return. Completing the list of top 10 performing portfolio stocks were: Evergreen Media Corp., Class A, with a 83.6% return; Lam Research Corp., with a 76.3% return; State Street Corp., with a 73.7% return; KLA-Tencor Corp., with a 70.4% return; Dallas Semiconductor Corp., with a 69.7% return; and Schering-Plough Corp., with a 68.2% return.

Clearly, not all portfolio holdings were winners during the period. The worst performing stock in the portfolio for the seven months was Aspect
Telecommunications Corp., which lost 33.2%. This was followed by: 3Com Corporation, which lost 25.3%; Fresenius National Medical Care Holdings, Inc., Preferred, Class D, which lost 24.8%; Reynolds & Reynolds Co., Class A, which lost 22.1%; and Sensormatic Electronics Corp., which lost 18.2%.

While these stock holdings lost ground during the period, their losses tended to be significantly smaller than the gains of the leading companies. This demonstrates the value of diversification of risk. It also reflects the fact that not all stocks perform well at the same time. We continue to believe in the long-term value of the companies that did not fare well during the seven-month period.

RECENT FUND PURCHASES

During the period, your Fund made a number of purchases of the stocks of companies that we believe were attractive opportunities, but were experiencing some short-term price weakness, which enhanced their relative value.

The largest purchase was of Reading & Bates Corp., a major offshore oil and gas-drilling operator. We believe this company, which contracts its drilling rigs for oil and gas exploration worldwide, has the potential to benefit from an increase in demand for drilling equipment, particularly in the Gulf of Mexico. At the close of the fiscal period, Reading & Bates was the Fund's second largest holding. We believe a very recent acquisition to the Fund's portfolio, Transocean Offshore, Inc., should benefit from the same trend.

The second largest acquisition was of Atlas Air, Inc., a major factor in the relatively small industry of outsourced air transport operations. This company leases its fleet of 17 Boeing 747s to larger air carriers for freight transport. Your Fund purchased shares in February, after the stock showed weakness because of company problems in controlling maintenance expenses of several older planes. We believe these problems will recede as the company purchases newer, more efficient aircraft. At the close of the period, Atlas Air was the fourth largest holding.

Other major acquisitions were of stock of: Computer Associates International, Inc., a major provider of computer mainframe software services for business applications that the Fund purchased in December 1996; and Reynolds & Reynolds, Co., a major producer of business forms. Reynolds & Reynolds is a long-term holding in which we added to our position.

PORTFOLIO MANAGEMENT

At the close of the fiscal year, the portfolio management team of your Fund was changed as Portfolio Manager Edmund H. Nicklin has decided to leave Evergreen Asset Management. The team now will be headed by Stephen A. Lieber, the Chairman and Founder of Evergreen Asset Management, and Gary Buesser, a veteran investment manager who joined Evergreen in 1996 following a successful career as an institutional manager.

In the future, the Evergreen Growth and Income Fund will be managed very much as it has been in the past. The Fund is an outgrowth of Evergreen's "value timing strategy," which has been used in portfolios since the 1970s. The fundamental goal of this strategy is to buy growth on a value basis. We have sought to select growth opportunities at times when the markets are not paying a premium for the growth. This means that we buy issues during periods of either market uncertainty, where values are under pressure, or at times in specific companies and industries where the investment community is not attaching growth values to opportunities and business franchises which, we think, have the potential to develop important capital gains. As an organization, we have refined these strategies over many years, teaching our securities analysts and portfolio managers the approach, and having them all work together to build the power of this investment idea.

The same Evergreen research team that has supported the management of your Fund will continue in operation and shareholders can expect continuity in the approach that has built an outstanding, long-term record.

We thank you for your investment in Evergreen Growth and Income Fund.

Sincerely,

/s/ Stephen A. Lieber
STEPHEN A. LIEBER
CHAIRMAN
Evergreen Asset Management Corp.

                                    EVERGREEN
                              INCOME AND GROWTH FUND
[I&G logo appears here]

                                FUND-AT-A-GLANCE
                              As of July 31, 1997


ONE-YEAR PERFORMANCE  CLASS A CLASS B CLASS C  CLASS Y

One year w/o sales
  charge              28.34  % 27.40  % 27.37  %    28.70  %
One year with sales
  charge              22.24  % 22.40  % 26.37  %    28.70  %
One year dividends per
  share               $1.05   $0.91   $0.91     $ 1.09

AVERAGE
ANNUAL RETURNS        CLASS A CLASS B CLASS C  CLASS Y

Three years             N/A     N/A     N/A      16.58  %
Five years              N/A     N/A     N/A      11.99  %
Ten years               N/A     N/A     N/A       9.54  %
Since Inception*      17.65  % 18.13  % 19.00  %    14.58  %


CUMULATIVE RETURNS    CLASS A CLASS B CLASS C  CLASS Y

Six months w/o sales
  charge              12.45  % 12.06  % 12.06  %    12.65  %
Three years             N/A     N/A     N/A      58.43  %
Five years              N/A     N/A     N/A      76.12  %
Ten years               N/A     N/A     N/A     148.70  %
Since Inception*      52.04  % 53.66  % 56.59  % 1,215.46  %

* CLASSES A, B AND C BEGAN 1/3/95; CLASS Y BEGAN 8/31/78.

                  [Graph appears here]

                     PLOT POINTS

CLASS A:         CPI:      WILSHIRE 5000:       LIFA:     LEIFA:
-------         -----      --------------       -------   -------

 9,525          10,000        10,000          10,000      10,000
 9,665          10,040        10,200          10,157      10,179
11,001          10,187        12,249          11,462      11,815
11,925          10,314        13,681          12,609      13,280
11,889          10,488        13,758          12,583      13,438
13,569          10,629        16,685          14,167      15,866
15,204          10,719        19,891          15,827      18,727


PORTFOLIO MANAGER

                  Nola Maddox Falcone, President of Evergreen Asset Management
[Photo of         Corporation, has been Portfolio Manager of Evergreen Income
Nola Falcone      and Growth Fund since its inception. Before joining Evergreen
will appear       in 1974 as a Senior Portfolio Manager, Mrs. Falcone was an
here]             investment analyst and a personal trust officer at Chase
                  Manhattan Bank. She is a member of the New York Society of Security Analysts and the Association for Investment
                  Management and Research. Mrs. Falcone is a graduate of Duke
                  University and earned her M.B.A. from the Wharton Graduate
                  School of Business.

                                    EVERGREEN
                              INCOME AND GROWTH FUND
                                                         [I&G logo appears here]

OBJECTIVE
The Evergreen Income and Growth Fund seeks current income and long-term growth of capital.

STRATEGY
The Fund emphasizes securities that pay regular dividends in a strategy which seeks both to provide current income and to act as a buffer or protection against market fluctuations. The Fund also seeks to protect investors' principal by diversifying investments across a spectrum of industries and by investing in different types of securities. The Fund invests in common stocks, convertible preferred stocks, and convertible bonds.

LONG-TERM GROWTH

                [Graph appears here]

                    PLOT POINTS


     Initial                        Dividend
    --------                        --------

     9,525                            9,525
     9,665                            9,665
    10,056                           10,203
    10,683                           11,001
    10,588                           11,045
    11,276                           11,925
    11,337                           12,135
    10,962                           11,889
    11,578                           12,709
    12,198                           13,569
    11,790                           13,264
    13,390                           15,204

TOP 10 HOLDINGS                           JULY 31, 1997

AS A PERCENTAGE OF NET ASSETS
                                                             % OF
                                                             NET
      COMPANY                          INDUSTRY             ASSETS

  1.  Long Island Lighting             Electric Utilities      3.0
  2.  PP&L Resources, Inc.             Electric Utilities      3.0
  3.  Wendy's Convertible Preferred    Food & Beverage         2.5
                                       Products
  4.  Public Service Enterprise        Electric Utilities      2.4
  5.  AirTouch Communications          Communications          2.3
                                       Systems & Services
  6.  National Australia Bank, Ltd.    Banks                   2.0
  7.  Philippine Long Distance Tel     Utilities               2.0
  8.  First Hawaiian                   Banks                   1.9
  9.  Australia & New Zealand Banking  Banks                   1.8
 10.  Commonwealth Bank of Australia   Banks                   1.8

TOP 10 INDUSTRY ALLOCATIONS           JULY 31, 1997

AS A PERCENTAGE OF NET ASSETS

                                                           % OF
                                                           NET
      INDUSTRY                                            ASSETS

  1.  Banks                                                 18.9
  2.  Electric Utilities                                    15.4
  3.  Energy                                                 8.3
  4.  Real Estate                                            6.3
  5.  Chemical & Agricultural Products                       4.0
  6.  Finance & Insurance                                    3.9
  7.  Healthcare Products & Services                         3.6
  8.  Food & Beverage Products                               2.9
  9.  Transportation                                         2.6
 10.  Electrical Equipment & Service                         2.5

PORTFOLIO CHARACTERISTICS

Total Net Assets (all classes)   $956.5 million

                                    EVERGREEN
                              INCOME AND GROWTH FUND

[I&G logo appears here]

                               MANAGEMENT REPORT
                                 September 1997

Dear Fellow Shareholders:

We are pleased to report on the Evergreen Income and Growth Fund for the fiscal period that ended on July 31, 1997.

INCOME-FOCUSED STRATEGY

Evergreen Income and Growth Fund delivered strong performance during the past year as it sought to provide a sizeable current income flow and competitive growth. During the 12-month period that ended on July 31, for example, the Fund's Y Shares had a total return of 28.70%, while paying a total of $1.09 per share in quarterly dividend distributions. This performance put the Fund's Y shares in the top quintile of the 53 funds in the Income Fund category of Lipper Analytical Services, Inc., a leading independent monitor of mutual fund performance. At the same time, the Fund's income distributions were in the top quartile of the same Lipper category. A complete review of the perfomance of each class of shares can be found on page 6.

The Fund achieved this performance by following the same, income-oriented strategy that has been applied since the Fund began operations under its original name of Evergreen Total Return Fund on August 31, 1978. We believe this strategy has worked well, delivering an average annual return of 14.58% for the Y share class, the oldest share class, since inception. This long-term record has earned the Fund an "A" ranking for risk-adjusted performance over the past 10 years from the independent magazine "Mutual Fund Forecaster," as of June 1997. It has achieved this distinction by managing risk carefully. For example, the Fund's beta on Y Shares has been a relatively low .7 since inception. Beta is a measure of the risk of a fund's portfolio, illustrating the volatility of the net asset value per share of a fund compared to the market as a whole, as represented by the S&P 500 Index, which has a beta of 1.0. A beta of less than one indicates that a fund's net asset value has fluctuated less than the stock market, as measured by the S&P 500.

The Evergreen Income and Growth Fund is intended as an inflation-hedging substitute for bond investing. It seeks its objective of current income by focusing on the stock market's yield sector. The Fund seeks to provide growth by investing in undervalued issues. We believe this strategy is appropriate for conservative, or risk-averse investors, including shareholders with trusts, retirees or those preparing to retire, and income-oriented investors who desire inflation protection.

INVESTMENT THEMES

During the fiscal period, the Fund has emphasized five themes in pursuit of its objective:

(Bullet) Stocks of companies that are potential merger and acquisition candidates;
(Bullet) Stocks of companies that are restructuring;
(Bullet) The stocks of companies that are increasing their dividends;
(Bullet) Convertibles, including preferred stock and debt issues;
(Bullet) Foreign stocks that offer both income and price appreciation potential.

ASSET ALLOCATION                          JULY 31, 1997

AS A PERCENTAGE OF NET ASSETS

[Pie chart appears below with the following data]

U.S. Common Stocks              54.9%
Convertible Preferred Stocks    19.7%
Foreign Stocks                  18.1%
Convertible Bonds                5.9%
Cash Equivalents                 1.4%

PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.

MERGERS AND ACQUISITIONS

Your Fund consistently has sought opportunities from the merger and acquisition trend by searching for undervalued stocks in companies that are undergoing consolidations. Since the Fund's inception, a total of 110 portfolio companies have been involved in mergers and acquisitions. In 1997 alone, seven portfolio companies have been involved in announced mergers or acquisitions, with two of the seven transactions completed. We believe mergers and acquisitions will continue to be a major trend in the marketplace. During the first seven months of 1997, an average of 22 merger and acquisition transactions was completed each week. Small regional banks have particularly benefited from the merger trend. Jefferson Bancshares, one portfolio company, has had an acquisition offer by Wachovia which we project would provide a gain for the portfolio of 177%, upon completion, from its original purchase on September 5, 1991. Utilities, which traditionally have been a major component of your Fund's strategy because of their attractive yields, also are undergoing industry consolidation in a new era of deregulation. The Fund's largest holding, Long Island Lighting, is the beneficiary of a proposed merger with Brooklyn Union Gas. This transaction, if completed, would provide a projected

                                    EVERGREEN
                              INCOME AND GROWTH FUND
                                                        [I&G logo appears here]

gain for the Fund of more than 25% since the original purchase in November, 1996.
RESTRUCTURING

Your Fund also has looked for opportunities among companies that are restructuring themselves to refocus their attention on their most profitable activities or to operate more efficiently. Restructuring companies in which the Fund has invested include: Du Pont (E.I.) De Nemours & Co., the well known chemical company that recently has appointed a new management team with stock incentives; Rhone-Poulenc Rorer, Inc., a healthcare and pharmaceutical company; and Consolidated Natural Gas, a traditional natural gas company which has been successful in Gulf of Mexico exploration.

INCREASING DIVIDENDS

By emphasizing companies which are increasing their dividends, we are investing in companies that are confident about their ability to generate earnings growth to pay their dividends. Of the issues in the portfolio on July 31, 1997, 50% are of companies that have increased their dividends within the past year.

CONVERTIBLES (PREFERRED AND DEBT ISSUES)

Investments in convertibles give the Fund the opportunity to buy growth companies, whose stocks ordinarily do not pay significant dividends, and still obtain some yield. At the close of the fiscal period, 19.7% of the portfolio was invested in convertible preferred stock, and another 5.9% was invested in convertible debentures. Three examples of this "buy growth with yield" strategy were Fund investments in: Key Energy Group convertible debentures, which had a 44.5% return in the last six months of the fiscal period; convertible subordinated notes of Photronics Inc., a manufacturer of photomasks used in the production of integrated circuits; and convertible preferred shares of Wendy's, the fast-food chain.

FOREIGN STOCKS

During the fiscal period, your Fund has increased its emphasis on foreign stocks from 12.6% of net assets to 18.1%. We found some foreign companies that not only offer very attractive yields, but also the prospects of substantial capital appreciation because of relative undervaluation from the benefits of restructuring or deregulation changes. Among the Fund's foreign holdings were several Australian banking stocks, which benefited from both declines in interest rates and the deregulation of banking in Australia. In addition, these stocks paid very attractive dividends. Examples of Australian banking issues in which the Fund has invested include National Australian Bank Ltd., Commonwealth Installment Receipts, Australia & New Zealand Bank Group, Inc., and Westpac Banking Corp. Ltd.

LEADING SECTORS

The banking, thrift, finance, insurance and health stocks led your Fund's total return performance. Utility and convertible issues contributed to the yield strategy, but held back performance on a total return basis. Utility stocks were adversely affected by deregulation, while convertible issues lagged many of the other indices in the market. During the past year, a momentum-driven stock market has rewarded the strong growth issues without yields, but your Fund has continued its long-term strategy of emphasizing the yield sector. We believe this strategy should provide good downside protection in the event of a market correction or slump in addition to strong income returns.

OUTLOOK

We maintain a generally positive outlook for the stock market. We believe the market's extraordinary rally is liquidity-driven, propelled in part by strong inflows into equity mutual funds. In July 1997, for example, an estimated $23 billion was invested in stock mutual funds, the second highest total of the year in what is normally a slow month for cash flows to mutual funds.

Healthy economic growth, low inflation, and strong corporate profits have supported the equity rally, which has helped to attract these assets. In fact, 62% of U.S. Companies surveyed by the Wall Street Journal reported stronger-than-expected profits for the second quarter of 1997.

A NOTE OF CAUTION

While we are optimistic, we do approach the future with a degree of caution, primarily because of the possibility that high levels of employment potentially could trigger increased inflation. As our team of 17 equity analysts/portfolio managers meets with company executives, we are hearing increasing reports that companies are straining to find all the employees they need, and that they often are paying more than they planned to attract new employees.

Given this outlook, we believe it is particularly appropriate to remain with the defensive strategy that has been the hallmark of your Fund and to continue to manage the Fund to seek current income and protection of investors' principal.

Thank you for your investment in Evergreen Income and Growth Fund.

Sincerely,

/s/ Nola M. Falcone
NOLA MADDOX FALCONE
PRESIDENT
Evergreen Asset Management Corp.

                                    EVERGREEN
                           SMALL CAP EQUITY INCOME FUND

[Small Cap Equity Income Fund logo appears here]

                                FUND-AT-A-GLANCE
                              As of July 31, 1997


ONE-YEAR PERFORMANCE    CLASS A  CLASS B  CLASS C  CLASS Y

One year w/o sales
  charge                42.86  % 41.69  % 40.71  % 43.24  %
One year with sales
  charge                36.08  % 36.69  % 41.71  % 43.24  %
One year dividends per
  share                 $0.308   $0.228   $0.216   $0.339
One year cap gains per
  share                 $0.513   $0.513   $0.513   $0.513

AVERAGE
ANNUAL RETURNS          CLASS A  CLASS B  CLASS C  CLASS Y

Three years               N/A      N/A      N/A    24.71  %
Since Inception*        26.18  % 26.83  % 27.76  % 18.98  %

CUMULATIVE RETURNS      CLASS A  CLASS B  CLASS C  CLASS Y

Seven months w/o sales
  charge                20.99  % 20.37  % 20.30  % 21.09  %
Three years               N/A      N/A      N/A    93.96  %
Since Inception*        82.13  % 84.56  % 85.43  % 94.79  %


* CLASSES A & B BEGAN 1/3/95; CLASS C BEGAN 1/24/95;
 CLASS Y BEGAN 10/1/93.

       [Graph appears here. Plot points are as follows:]

                          PLOT POINTS

CLASS A:         CPI:          NASDAQ:       RUSSELL 2000:
--------      --------        --------        ----------
  9,525         10,000          10,000          10,000
  9,564         10,040          10,043           9,874
 10,915         10,187          13,316          12,100
 12,292         10,314          14,095          12,831
 12,669         10,488          14,372          12,942
 15,280         10,629          16,567          15,269
 18,213         10,719          19,181          17,266


PORTFOLIO MANAGER

                  Nola Maddox Falcone, President of Evergreen Asset Management
[Photo of         Corporation, has been Portfolio Manager of Evergreen Small Cap
Nola Falcone      Equity Income Fund since its inception. Before joining
appears here]     Evergreen in 1974 as a Senior Portfolio Manager, Mrs. Falcone
                  was an investment analyst and a personal trust officer at Chase Manhattan Bank. She is a member of the New York Society of Security Analysts and the Association for Investment
                  Management and Research. Mrs. Falcone is a graduate of Duke
                  University and earned her M.B.A. from the Wharton Graduate
                  School of Business. She is assisted in the management of the Fund by Eric K. Cinnamond.

                                    EVERGREEN
                           SMALL CAP EQUITY INCOME FUND

                        [Small Cap Equity Income Fund logo appears here]


OBJECTIVE
Evergreen Small Cap Equity Income Fund seeks a total return consisting of current income and growth of capital.

STRATEGY
The Fund seeks to invest in small growth companies that have higher than average yields. The companies in the portfolio typically have market capitalizations of less than $500 million. In seeking its objective, the Fund seeks to invest in entrepreneurial businesses that may grow faster than the economy as a whole because they offer niche products or unique services. The Fund looks for companies whose cash flows allow them both to reinvest profits for growth and to pay dividends.

LONG-TERM GROWTH

              [Graph appears here]

            PLOT POINTS

     Initial                        Dividend
    --------                        --------

     9,525                            9,525
     9,564                            9,564
    10,016                           10,164
    10,674                           10,915
    11,234                           11,592
    11,391                           12,292
    11,626                           12,732
    11,479                           12,669
    12,481                           13,868
    13,139                           15,280
    13,060                           15,275
    15,407                           18,213


TOP 10 HOLDINGS                           JULY 31, 1997

AS A PERCENTAGE OF NET ASSETS
                                                             % OF
                                                             NET
      COMPANY                          INDUSTRY             ASSETS

  1.  Hvide Marine Convertible         Transportation          3.2
      Preferred
  2.  Hardinge Brothers Inc.           Diversified             3.1
                                       Machinery
  3.  Gorman Rupp                      Industrial              2.8
                                       Specialty Products
                                       & Services
  4.  Oneida, Ltd.                     Consumer Products &     2.6
                                       Services
  5.  Photronics Convertible           Electrical Equip. &     2.2
      Preferred                        Services
  6.  Matthews International Corp.     Diversified             2.2
                                       Companies
  7.  Penn Virginia Corp.              Energy                  2.1
  8.  Curtiss Wright Corp.             Aerospace & Defense     1.9
  9.  Worthington Industries, Inc.     Industrial              1.8
                                       Specialty Products
                                       & Services
 10.  La-Z-Boy Chair Co.               Building,               1.8
                                       Construction &
                                       Furnishings

TOP 10 INDUSTRY ALLOCATIONS           JULY 31, 1997

AS A PERCENTAGE OF NET ASSETS

                                                           % OF
                                                           NET
      INDUSTRY                                            ASSETS

  1.  Banks                                                 12.6
  2.  Industrial Specialty Products & Services              12.0
  3.  Gas Utilities                                          6.5
  4.  Real Estate                                            6.3
  5.  Energy                                                 5.7
  6.  Thrift Institutions                                    5.2
  7.  Food & Beverage Products                               4.8
  8.  Electrical Equipment & Services                        4.4
  9.  Finance & Insurance                                    4.3
 10.  Consumer Products & Services                           3.8

PORTFOLIO CHARACTERISTICS

Total Net Assets (all classes)   $58.8 million
Average market capitalization    $249 million

                                    EVERGREEN
                           SMALL CAP EQUITY INCOME FUND

[Small Cap Equity Income Fund logo appears here]

                               MANAGEMENT REPORT
                                 September 1997

Dear Fellow Shareholders:

We are pleased to report on the Evergreen Small Cap Equity Income Fund for the fiscal period that ended on July 31, 1997.

PERFORMANCE

The Evergreen Small Cap Equity Income Fund delivered extremely strong performance during the past fiscal year as it continued to apply its value-oriented discipline. This discipline emphasizes investments in entrepreneurial companies that have the financial health to generate both growth and investment income. For the one-year period, Class Y share class had a total return of 43.24%. A complete review of the performance of each class of shares can be found on page 10.

Your Fund's consistent strategy, which has been followed since the Fund's inception with Class Y Shares on October 1, 1993, has resulted in performance which has been recognized for its attractive returns on a risk-adjusted basis. Morningstar, an independent monitor of mutual fund performance, has given the Fund's Class Y Shares a five-star rating, the highest rating, for its risk-adjusted performance through July 31, 1997. The rating reflects historical, risk-adjusted performance, and is based on comparisons of 2,040 equity funds, using Morningstar's proprietary rating system. Funds that fall within the top 10% of the Morningstar rating system receive five stars. In addition, Barron's ranked the fund #19 of all mutual funds on a risk-adjusted basis, based on performance over the past three and five years, in its July 21, 1997 issue.

Since the Fund's inception, the Fund's Class Y Shares have had a relatively low beta of .73, while delivering average annual returns of 18.98%. Beta is a measure of the market risk of a fund's portfolio, illustrating the volatility of the net asset value per share of a fund compared by the market as a whole, as represented by the S&P 500 Index, which has a beta of 1. A beta of less than one indicates that a fund has fluctuated less than the stock market, as measured by the S&P 500.

The Fund's holdings in banks, finance, insurance, thrift institutions and consumer products aided performance. Convertibles and holdings in the utilities industry supported the Fund's income strategy, although they held back performance on a total return basis.

AN EMPHASIS ON VALUE

Your Fund adheres to a value-oriented style in seeking growth from buying small, entrepreneurial companies that have the financial strength and stability to pay dividends. The emphasis is on fundamental company analysis and stock selection. This style, in addition to seeking growth, is intended to provide defensive protection in

ASSET ALLOCATION                                                   JULY 31, 1997
AS A PERCENTAGE OF NET ASSETS

[Pie chart appears below with the following data:]

Common Stocks                  75.3%
Convertible Bonds              11.2%
Convertible Preferred Stocks    7.5%
Cash                            6.0%

PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE

down markets by emphasizing securities of small companies that we believe are undervalued relative to stock market price/earnings average multiples, asset values or takeover multiples. We also look for companies that have a history of dividend increases. In buying securities that offer yield with growth, your Fund also looks for opportunities among convertible preferred stock and convertible debentures, which together accounted for 18.7% of the portfolio at the close of the fiscal period.

In our search for attractive values, we try to find companies that, in our analysis, have intrinsic value exceeding that recognized by their stock prices. In doing so, we also look for companies that have a potential catalyst that can spark their stock performance. Among the potential catalysts that can influence stock performance are restructurings, management changes or industry consolidation. We often look for "value timing" opportunities. By this, we mean, investments in the stocks of companies that we believe may be temporarily depressed, perhaps because of one disappointing earnings announcement or some other temporary factor. If we believe the underlying fundamentals of the company are favorable, we may buy the stock as a "value timing" play.

INVESTMENT THEMES

During the fiscal period, the Fund has emphasized five investment themes:

(Bullet) The stocks of attractively valued companies that are in consolidating industries and therefore may be merger and acquisition candidates;

(Bullet) Deeply undervalued stocks;

(Bullet) Securities of companies that are restructuring;

(Bullet) Energy companies; and

(Bullet) Technology companies.

                                    EVERGREEN
                           SMALL CAP EQUITY INCOME FUND

                               [Small Cap Equity Income Fund logo appears here]

MERGERS AND ACQUISITIONS

Since the Fund began investment operations, it has looked for value in industries that are undergoing consolidation and in which merger and acquisitions are occurring. We believe mergers and acquisitions are now a major trend in the economy. For example, in the first seven months of 1997, an average of 22 mergers or acquisitions was completed each week. During the fiscal period, we have been alert for opportunities in consolidating industries, including regional banks, gas utilities, and industrial pump and process control companies.

Banking and thrifts comprise your Fund's largest industry sector, representing approximately 16.4% of the Fund's net assets. Since the Fund began investment operations in 1993, three banks in the portfolio have been acquired and a bank and a thrift are pending acquisitions. In June, Liberty Bancorp was taken over by Bank One, realizing for your Fund a gain of 23% on its Liberty Bancorp holding since the stock was acquired in December 1996. Recently another portfolio company, People's Savings Financial Corp., has been the subject of an acquisition proposal from Webster Financial Corp. Year-to-date, the stock of People's Savings had risen 54.4% in 1997.

We also have witnessed a strong movement toward consolidation in the industrial pump and process control industries. Among portfolio companies, Gould's Pumps has been acquired for a gain of 56.1% and BW/IP Holdings Inc. has merged with Durco International to form Flowserve Corp.

UNDERVALUED STOCKS

Our proprietary research by Evergreen analysts often finds companies whose stocks are extremely undervalued and yet represent growth opportunities. One example is the Fund's investment in Matthews International Corporation, whose stock has gained 35.8% in 1997 through July 31. This company, which manufactures memorial plaques for the funeral industry, has had a strong earnings record and currently has a stock buyback program.

RESTRUCTURINGS

Frequently, we look for companies that are improving their business through restructuring. One excellent example in the portfolio is Oneida Limited, which recently has sold its underperforming wire subsidiary to concentrate on its profitable and well known flatware business, in which it manufactures and distributes knives, forks and other tableware. Another portfolio company that has benefited from restructuring is Piccadilly Cafeterias, Inc., which installed a new management team and improved margins and operating earnings in its restaurant and food service business considerably during the past year.

ENERGY COMPANIES
The strong growth trend of oil and gas exploration has created demand for support products or services. In fact, the largest holding at the end of the fiscal period, Hvide Marine, exemplifies the opportunities presented in this sector. This company operates boats that service the offshore oil rigs in the Gulf of Mexico. We have participated in the growth of this company's business through our purchase of convertible preferred stock. Another major holding is Penn Virginia, which is a stock selling as a discount to our asset value calculations. This company holds 1.1 million shares of Norfolk Southern common stock and significant coal and gas reserves.

TECHNOLOGY COMPANIES
Your Fund has participated in opportunities in electronics and technology. This sector has had a key role in the improving productivity of American industry. Among major holdings are Photronics Inc., convertible subordinate notes. Photronics manufactures photomasks used in the integrated circuit or electronic manufacturing process. Another is Curtiss Wright Corporation, which produces aircraft components for the aerospace industry, which is growing strongly.

OUTLOOK
We maintain a generally positive outlook for the stock market. We believe the market's extraordinary rally is liquidity-driven, propelled in part by strong inflows into equity mutual funds. In July 1997, for example, an estimated $23 billion was invested in stock mutual funds, the second highest total of the year in what is normally a slow month for cash flows to mutual funds. Healthy economic growth, low inflation and strong corporate profits have supported the equity rally.

TEAM APPROACH
Your Fund's management team continues to rely heavily on the independent research and investment ideas of Evergreen Asset Management's team of 17 equity analysts/portfolio managers. The investment ideas generated by this team are critically important in the stock selection discipline of your Fund, which emphasizes "bottoms up" company research in our search for investment value. One of these analysts, Eric K. Cinnamond, also plays an important role in working with the portfolio manager in managing the overall portfolio.

Thank you for your investment in Evergreen Small Cap Equity Income Fund.

Sincerely,

/s/ Nola M. Falcone
NOLA MADDOX FALCONE
PRESIDENT
Evergreen Asset Management Corp.

                                    EVERGREEN
                                   UTILITY FUND

[Utility fund logo appears here]

                                FUND-AT-A-GLANCE
                              As of July 31, 1997


ONE-YEAR PERFORMANCE    CLASS A  CLASS B  CLASS C  CLASS Y

One year w/o sales
  charge                21.33  % 20.42  % 20.42  % 21.45  %
One year with sales
  charge                15.56  % 15.42  % 19.42  % 21.45  %
One year dividends per
  share                 $0.419   $0.340   $0.340   $0.443
One year cap gains per
  share                 $0.278   $0.278   $0.278   $0.278

AVERAGE
ANNUAL RETURNS          CLASS A  CLASS B  CLASS C  CLASS Y

Three years             12.23  % 12.43  %   N/A    14.32  %
Since Inception*         8.95  %  9.00  % 13.55  % 12.58  %

CUMULATIVE RETURNS**    CLASS A  CLASS B  CLASS C  CLASS Y

Seven months w/o sales
  charge                10.72  % 10.21  % 10.21  % 10.85  %
Three years             41.37  % 42.11  %   N/A    49.39  %
Since Inception*        35.87  % 36.11  % 44.84  % 50.06  %

* CLASSES A & B BEGAN 1/4/94; CLASS C BEGAN 9/2/94;
 CLASS Y BEGAN 2/28/94.

                 [Graph appears here]

                    PLOT POINTS

CLASS A:         CPI          S&P 500       S&P UTILITIES:
-------         -----         ------       --------------

 9,525          10,000        10,000           10,000
 9,554          10,027        10,340           10,063
 9,154          10,178         9,979            9,455
 9,380          10,308        10,394            9,894
10,180          10,460        12,580           10,812
11,979          10,590        14,389           13,210
11,198          10,768        14,662           12,204
12,574          10,913        18,201           13,509
13,587          11,006        22,303           14,058


PORTFOLIO MANAGEMENT

                               Paul A. DiLella and Doris A. Kelley-Watkins are
                               Co-Managers of the Evergreen Utility Fund. Mr.
[Photos of Paul A.             DiLella has more than 15 years of investment
DiLella and Doris              research experience, and also is responsible for
A. Kelley-Watkins              research and analysis of electric utility and
appear here]                   natural gas distribution companies. Ms.
                               Kelley-Watkins has more than 20 years' experience
                               in analysis of the utility industry. She also
                               serves as an analyst for the utility and
                               telecommunication sectors. Co-Manager of the Fund
                               previously was a Utility Industry Specialist at
                               Merrill Lynch's Research Department.

                                       14

                                    EVERGREEN
                                   UTILITY FUND

                                               [Utility fund logo appears here]

OBJECTIVE
The Evergreen Utility Fund seeks a return consisting of high current income and moderate capital appreciation.

STRATEGY
The Fund invests at least 65% of assets in the stocks and bonds of utility companies that derive at least 50% of their revenue from the gas, electric and telecommunications industries. When selecting utility company stocks, Fund management considers the company's earnings and dividend potential in the context of current developments in that company's industry. The Fund may invest the remainder of its assets in the common stocks of companies not primarily involved in utility, or in U.S. government bonds, foreign securities, American Depository Receipts and the securities of other investment companies.

LONG-TERM GROWTH

                [Graph appears here]

                    PLOT POINTS

     Initial                        Dividend
    --------                        --------

     9,525                            9,525
     9,515                            9,554
     8,915                            9,062
     8,896                            9,154
     8,820                            9,181
     8,906                            9,380
     9,068                            9,661
     9,449                           10,180
     9,935                           10,942
    10,449                           11,979
     9,982                           11,551
     9,592                           11,198
    10,087                           11,888
    10,287                           13,587


TOP 10 STOCK HOLDINGS                   JULY 31, 1997
AS A PERCENTAGE OF NET ASSETS
                                                           % OF
                                                           NET
      COMPANY                                             ASSETS

 1.   Duke Energy Corp.                                     3.5
 2.   Nokia Corp.                                           3.3
 3.   Public Service Co. of Colorado                        3.2
 4.   Enron Corp.                                           3.1
 5.   Ford Motor Co.                                        3.1
 6.   AirTouch Communications, Inc.                         3.0
 7.   NICOR Inc.                                            2.9
 8.   U.S. West Communications Group, Inc.                  2.9
 9.   MCN Financing III                                     2.9
10.   FPL Group, Inc.                                       2.9

INDUSTRY ALLOCATIONS                     JULY 31, 1997

AS A PERCENTAGE OF NET ASSETS
                                                           % OF
                                                           NET
      INDUSTRY                                            ASSETS

  1.  Electric Utilities                                    49.9
  2.  Telephone Utilities                                   24.8
  3.  Gas Utilities                                          8.6
  4.  Oil                                                    4.3
  5.  Telecommunications Service & Equipment                 3.3
  6.  Natural Gas                                            3.2
  7.  Automotive Equipment & Manufacturing                   3.1
  8.  Publishing, Broadcasting & Entertainment               2.5

PORTFOLIO CHARACTERISTICS

Total Net Assets (all classes)   $130.4 million

                                    EVERGREEN
                                   UTILITY FUND

[Utility fund logo appears here]


                               MANAGEMENT REPORT
                                 September 1997

Dear Shareholders:

We are pleased to report to you on the Evergreen Utility Fund for the fiscal period that ended July 31, 1997.

PERFORMANCE

The Evergreen Utility Fund, aided by a strong performance by the overall stock market, returned a strong 21.45% for Class Y Shares during the twelve-month period ending July 31. For the seven-month period since the last fiscal year ended on December 31, 1996, the Fund's Class Y Shares had a return of 10.85%. The Fund kept pace with the performance of the utility sector, but underperformed the extraordinary returns of the broad market. A complete review of the performance of each class of shares can be found on page 14.

INVESTMENT ENVIRONMENT

The fiscal period ending July 31 witnessed a strong economy that provided the backdrop for an extremely positive environment for equity investors. The combination of solid economic growth with very little inflationary pressure allowed interest rates to remain relatively low, supplying investors with extra fuel to power the bull market in stocks. The only significant jolt the stock market faced was during March, as rumors of a Federal Reserve-induced interest rate hike circulated throughout the market, causing stocks to experience a slight correction. Investors shrugged off any further inflationary fears following the Federal Reserve Board's 0.25% increase in the Fed Funds rate on March 25, and stocks resumed their powerful upward climb.

The environment within the utility sector has differed significantly from that of the broad market. Whereas the S&P 500 Index returned an exceptional 52.14% for the 12-month period, the S&P Utilities Index had a modest, but respectable total return of 15.20%. Utility companies, traditionally, have been viewed as a more stable and defensive equity holding. However, because the overall market has provided exceptional gains over the past couple of years, traditional utility investors have fled this sector in search of more attractive returns, regardless of the perceived risk factor.

CHANGE WITHIN THE UTILITY INDUSTRY

One factor contributing to the utility sector's relative underperformance is the uncertainty caused by the transformation and restructuring taking place within the industry. Electric and utility companies are in the early stages of a transition toward increased competition, less regulation and increased volatility in their sales and share prices. Consolidation has permeated the industry, resulting in a considerable increase in the number of mergers over the past couple of years. We anticipate this trend may continue as utility companies view mergers as an important defense as they seek to achieve economies of scale, gain market share and diversify their source for earnings growth.

INVESTMENT STRATEGY

Identifying the potential pitfalls and current volatility in the utility sector allows us to formulate an effective strategy in dealing with the industry's transformation. We will continue to focus on the following strategies in an effort to maximize shareholder's returns in the coming quarters.

     1. Avoid the "minefields" within the industry. As we have mentioned, electric utility companies are operating in a climate of uncertainty and volatility as states attempt to manage the transition from monopoly regulation to a competitive market. As managers of the Fund, it is our primary duty to avoid those companies whose share prices will languish within this environment. Our management style dictates careful analysis of the industry's ongoing change and the regulatory and political impact on shareholder interest.

                                    EVERGREEN
                                   UTILITY FUND

                                               [Utility fund logo appears here]


     2. Identify attractive income opportunities. It is paramount to not only invest in quality companies, but also to focus on increasing the Fund's current yield. By maximizing the portfolio's income element, it will ultimately improve the total return for shareholders.

     3. Carefully analyze the utility subsectors. Constant analysis of the utility industry is vital to identify specific trends and opportunities within the subsectors. Consistent with this strategy, we have slightly decreased our exposure to the telephone sector. In addition, we have increased our weighting in the electric utility area as our analysis indicated an improved valuation for this subsector.

     4. Diversify the portfolio through the addition of quality non-utility companies. We recognize the fact that although the Fund represents an investment in the utility sector, there are several opportunities outside the industry that can be capitalized upon to enhance performance. Consistent with this philosophy, holdings such as Dow Chemical, Computer Associates, RJR Reynolds, Phillip Morris and the Ford Motor Company all made a positive impact on returns throughout the fiscal year.

ACTIVE MANAGEMENT STYLE

Our objective is to manage the portfolio using a research-intensive, active style of management. A primary example of the responsive management style is illustrated by the Fund's current investments in Duke Energy Corporation and The AES Corporation. Both of these holdings have provided solid returns, but there are significant differences between these two utility companies. Duke Energy had been a traditional, "all-American" utility company, which sold and distributed electric energy. AES Corp., conversely, represents the "new breed" of energy company. It is more diversified, offering customers not only electricity, but also energy planning and consulting services.

The earlier contrast between the two companies illustrated the changes within the industry as well as the type of management style that is necessary to thrive. Today, electric utilities no longer offer only electric power. Traditional utility companies can still offer strong returns, but a definite change is taking place in the utility environment. In 1997 for example, Duke Energy completed its merger with one of the country's leading natural gas transmission companies, transforming itself into a diversified, global, non-traditional energy company. As fund managers, it is important, therefore, for us to identify the underlying trends and integrate an active, responsive management style, which identifies companies that are best able to survive in this era of change.

OUTLOOK

At this point, the utility sector's valuation relative to the overall market is extremely attractive. In addition, we feel the stock market's historically high valuation level increases the likelihood of a correction. If the market does experience a correction, we feel the Evergreen Utility Fund is positioned to benefit as investors shift their focus to defensive-oriented investment options in an effort to escape the broad market decline. In addition, we will continue to adhere to our current strategies, which provide investors a diversified, high income portfolio with defensive characteristics.

Thank you for your investment in Evergreen Utility Fund.

Sincerely,

/s/ Paul A. DiLella
PAUL A. DILELLA
CO-PORTFOLIO MANAGER

/s/ Doris Kelley-Watkins
DORIS A. KELLEY-WATKINS
CO-PORTFOLIO MANAGER

                                    EVERGREEN
                                    VALUE FUND

[Value Fund logo appears here]

                                FUND-AT-A-GLANCE
                              As of July 31, 1997


ONE-YEAR PERFORMANCE    CLASS A  CLASS B  CLASS C  CLASS Y

One year w/o sales
  charge                42.44  % 41.20  % 41.24  % 42.58  %
One year with sales
  charge                35.47  % 36.20  % 40.24  % 42.58  %
One year dividends per
  share                 $0.356   $0.192   $0.191   $0.413
One year cap gains per
  share                 $3.339   $3.339   $3.339   $3.339

AVERAGE
ANNUAL RETURNS          CLASS A  CLASS B  CLASS C  CLASS Y

Three years             21.60  % 22.04  %   N/A    23.89  %
Five years              15.86  %   N/A      N/A    17.32
Ten years               12.37  %   N/A      N/A      N/A
Since Inception*        14.42  % 16.82  % 22.25  % 17.96  %

CUMULATIVE RETURNS      CLASS A  CLASS B  CLASS C  CLASS Y

Seven months w/o sales
  charge                20.78  % 20.23  % 20.25  % 20.93  %
Three years             79.80  % 81.76  %   N/A    90.17  %
Five years              108.74 %   N/A      N/A    122.29 %
Ten years               221.12 %   N/A      N/A      N/A
Since Inception*        425.19 % 101.19 % 79.59  % 196.62 %

* CLASS A BEGAN 4/12/85; CLASS B BEGAN 2/2/93;
 CLASS C BEGAN 9/2/94; CLASS Y BEGAN 1/3/91.

                  [Graph appears here]

                     PLOT POINTS

CLASS A:              CPI          S&P 500
-------              -----         ------

 9,525               10,000        10,000
 8,896               10,399         8,824
11,176               10,934        11,458
11,903               11,461        11,672
13,528               11,971        13,159
14,397               12,349        14,839
16,297               12,690        16,110
16,817               13,042        16,960
19,155               13,403        21,381
22,402               13,797        24,920
32,182               14,102        37,905




PORTFOLIO MANAGER

                  David C. Francis, C.F.A., Chief Investment Officer,
[Photo of         Institutional, for First Union Capital Management Group, is
David C.          Portfolio Management Team Leader for the Evergreen Value Fund.
Francis           Mr. Francis is an investment professional with more than 17
appears here]     years of equity analysis and management. He joined First Union from Federated Investment Counseling, a division of Federated
                  Investors, Pittsburgh, where he managed equities for employee benefit and tax-exempt separate accounts and mutual funds.

                                   EVERGREEN
                                   VALUE FUND

                                          [Value Fund logo appears here]

OBJECTIVE
Evergreen Value Fund seeks long-term capital appreciation, with current income as a secondary objective.

STRATEGY
The Fund normally invests at least 75% of its assets in the stocks of U.S. companies with prospects for earnings growth and dividends. These companies have minimum capitalizations of $100 million. The Fund also may invest in foreign securities, American Depository Receipts and investment quality bonds.

LONG-TERM GROWTH

                 [Graph appears here]

                    PLOT POINTS

     Initial                        Dividend
    --------                        --------

     9,525                            9,525
     8,143                            8,497
     9,965                           11,222
     9,760                           11,884
    10,498                           13,239
    10,851                           14,653
    10,870                           15,827
    11,000                           17,012
    12,246                           20,452
    12,655                           22,579
    15,270                           32,112



TOP 10 STOCK HOLDINGS                   JULY 31, 1997

AS A PERCENTAGE OF NET ASSETS
                                                             % OF
                                                             NET
      COMPANY                          INDUSTRY             ASSETS

  1.  Nokia Corp.                      Telecommunication       3.0
                                       Services & Equip.
  2.  Tyco International Limited       Diversified             2.9
                                       Companies
  3.  General Electric Co.             Diversified             2.6
                                       Companies
  4.  General Mills, Inc.              Food & Beverage         2.4
                                       Products
  5.  Bristol-Myers Squibb Co.         Healthcare Products     2.4
                                       & Services
  6.  Tosco Corp.                      Energy                  2.3
  7.  CoreStates Financial Corp.       Banks                   2.3
  8.  Tenet Healthcare Corp.           Healthcare Products     2.2
                                       & Services
  9.  Philip Morris Companies          Consumer Products &     2.2
                                       Services
 10.  Williams Companies, Inc.         Oil                     2.1

TOP 10 INDUSTRY ALLOCATIONS           JULY 31, 1997

AS A PERCENTAGE OF NET ASSETS
                                                           % OF
                                                           NET
      INDUSTRY                                            ASSETS

  1.  Banks                                                 16.3
  2.  Diversified Companies                                 11.7
  3.  Energy                                                10.1
  4.  Utilities                                              7.7
  5.  Healthcare Products & Services                         7.5
  6.  Oil                                                    6.6
  7.  Food & Beverage Products                               5.3
  8.  Electrical Equipment & Services                        4.8
  9.  Transportation                                         3.4
 10.  Telecommunication Services & Equip.                    3.0

PORTFOLIO CHARACTERISTICS

Total Net Assets (all classes)   $1.82 billion

                                    EVERGREEN
                                    VALUE FUND

                                                  [Value Fund logo appears here]

                               MANAGEMENT REPORT
                                 September 1997

Dear Shareholders:

We are pleased to report to you on the Evergreen Value Fund for the fiscal period that ended July 31, 1997.

PERFORMANCE

The Evergreen Value Fund provided strong performance during the period. For example, the Fund's Class Y Shares had a total return of 42.58% for the 12 months that ended on July 31, a period characterized by a positive environment for equities that particularly rewarded the large cap, blue-chip companies emphasized by your Fund. A complete review of the performance of each class of shares can be found on page 18.

INVESTMENT ENVIRONMENT

The investment and economic environment during the fiscal period proved very rewarding for investors. The U.S. economy witnessed phenomenal growth and, surprisingly, did so without experiencing signs of inflationary pressure. However, despite few overt signs of inflation, persistent economic growth prompted the Federal Reserve Board, in a "pre-emptive strike" at inflation, to increase interest rates by 0.25% on March 25. This Fed-induced rate hike-- the only Federal Reserve action during the twelve months-- startled investors, resulting in a short-lived decline in equities before they resumed their upward ascent. Interest rates, despite some short-term swings, remained relatively low and stable over the course of the fiscal year, providing more fuel to power the equity rally.

Strong economic growth, low inflation and low interest rates set the stage for the equity market's impressive advance. The stock market's powerful rally featured larger "blue chip" companies, which outperformed their smaller counterparts. Equities' narrow advance was most evident during the first three months of 1997, as the broad market experienced modest gains versus the negative returns for small cap stocks. Since that period, small- and mid-capitalized stocks have provided excellent returns, and have gained some ground on their larger counterparts. However, over the 12-month period, larger capitalization stocks have been the best performers.

INVESTMENT STRATEGY

Throughout the period, the Evergreen Value Fund emphasized large-sized, market-leading companies that have proven records of earnings growth. Consistent with a traditional "value" fund, many of the holdings' share prices reflect statistical measures of value. Such securities may be undervalued due to market decline, poor economic conditions, actual or anticipated problems, or, simply, lack of market attention.

Within the current market environment in which stocks, as a whole, have been bid up to all-time highs and valuation levels that are inflated, it is increasingly difficult to find companies which are undervalued. This investment environment dictates that we remain focused on our "bottom-up" stock selection process, which concentrates on analyzing security fundamentals rather than broad economic forecasts.

FINANCE

The Fund's largest sector weighting, at approximately 19%, is the financial sector. Within this group, banks have rebounded from the early 1990s, a period in which many financial institutions were crippled by bad loans. Financial companies (banks in particular) have ridden a wave of mergers, low interest rates and productivity-enhancing technology to outstanding gains. The Fund's bank holdings include Central Fidelity Banks, Union Planters, Citicorp and NationsBank, all of which returned over 65% for the fiscal period. Financial companies have provided investors handsome returns over the past three years, and have done so with less volatility than other sectors. Going forward, the fundamental outlook for the industry remains attractive, especially if interest rates and inflation remain at their current benign levels.

TECHNOLOGY

The technology sector is among the best performing industries over the past two years, although its advance over the past year has been somewhat narrow. A relatively small number of spectacular performers such as

                                    EVERGREEN
                                    VALUE FUND

                                                  [Value Fund logo appears here]

Intel and Microsoft are largely responsible for the excellent overall performance in the sector. Despite a mild correction in the first quarter of 1997, technology stocks have continued their powerful advance. Despite any short-term volatility, we anticipate this trend to continue. The fundamental outlook for technology-related companies remains positive as companies seek to increase their productivity through technological improvements. Currently, close to half of all capital spending is technology-related. The Fund's performance during the fiscal period was enhanced by particularly strong technology holdings such as Teradyne, Intel and IBM, which returned 245%, 145% and 98%, respectively.

UTILITIES

Utilities comprise the Fund's third largest sector weighting. Within this sector, the portfolio is buoyed by such holdings as Houston Industries and Illinova Corporation. A strong utility exposure bolsters the Fund in two specific ways. First, because utility companies tend to be high dividend-paying companies, our utility weighting tends to increase the Fund's current yield. Second, utilities provide the portfolio a somewhat defensive posture, as these companies possess characteristics that allow them to better endure a market downturn.

OUTLOOK

The outstanding performance of equities over the past couple of years can be attributed to increased efficiency as well as a very favorable economic environment. Companies have experienced surging profits as a direct result of cost-cutting initiatives and productivity gains through technological enhancements. In addition, a very cooperative economy, which has provided solid growth, low interest rates and low inflation, has contributed to a stock market that has doubled over the past three years.

The top individual performers during the fiscal period consisted primarily of large, industry-leading companies, specifically, those within the financial and technology industries. We expect these sectors to remain strongly represented in the coming quarters, as their fundamental outlooks remain very favorable. In addition we intend to maintain a strong representation of large, industry-leading companies such as General Electric, Bristol-Myers, Philip Morris and General Mills, which we believe have the potential to improve the Fund's relative performance.

In light of the dramatic market performance over the past couple of years, we approach the remainder of 1997 with a degree of caution. Judging from its expensive valuation levels, the stock market's upside potential appears to be limited. At this stage of a market cycle, a correction in equity prices is not uncommon. Although painful, a correction would reduce stock valuations to more reasonable levels. Should a market correction occur, we would view it as a buying opportunity.

Thank you for your investment in Evergreen Value Fund.

Sincerely,

/s/ David C. Francis
DAVID C. FRANCIS
PORTFOLIO MANAGEMENT TEAM LEADER
Evergreen Value Fund

                                     KEYSTONE
                              FUND FOR TOTAL RETURN

[Fund for Total Return logo appears here]

                                FUND-AT-A-GLANCE
                              As of July 31, 1997


ONE-YEAR PERFORMANCE    CLASS A  CLASS B  CLASS C  CLASS Y

One year w/o sales
  charge                43.66  % 42.44  % 42.58  %   N/A
One year with sales
  charge                36.84  % 37.44  % 41.58  %   N/A
One year dividends per
  share                 $0.275   $0.141   $0.141   $0.155
One year cap gains per
  share                 $0.330   $0.330   $0.330     N/A

AVERAGE
ANNUAL RETURNS          CLASS A  CLASS B  CLASS C  CLASS Y

Three years             22.15  % 22.47  % 23.17  %   N/A
Five years              16.32  %   N/A      N/A      N/A
Ten years               12.40  %   N/A      N/A      N/A
Since Inception*        12.72  % 16.33  % 16.61  %   N/A

CUMULATIVE RETURNS      CLASS A  CLASS B  CLASS C  CLASS Y

Eight months w/o sales
  charge                20.40  % 19.68  % 19.73  %   N/A
Three years             82.28  % 83.69  % 86.87  %   N/A
Five years              112.92 %   N/A      N/A      N/A
Ten years               221.82 %   N/A      N/A      N/A
Since Inception*        243.38 % 97.49  % 99.66  % 17.72  %

CLASS A BEGAN 2/13/87; CLASSES B & C BEGAN 2/1/93; CLASS Y BEGAN 1/13/97.

                  [Graph appears here]

                      PLOT POINTS



CLASS A:         CPI          S&P 500
-------         -----         ------

 9,525          10,000        10,000
 8,497          10,399         8,824
11,222          10,934        11,458
11,884          11,461        11,672
13,239          11,971        13,159
14,653          12,349        14,839
15,827          12,690        16,110
17,012          13,042        16,960
20,452          13,403        21,381
22,579          13,797        24,920
32,112          14,102        37,905


PORTFOLIO MANAGER

                  Walter T. McCormick, a Senior Vice President and Chief
                  Investment Officer, Growth and Income, at Keystone Investment
[Photo of         Management Company, has been Portfolio Manager of Keystone
Walter T.         Fund for Total Return since the Fund's inception. He also is
McCormick         Portfolio Manager of Keystone Balanced Fund (K-1). A chartered
appears here]     financial analyst with more than 25 years of investment
                  management experience, Mr. McCormick is a graduate of Providence College and earned a M.B.A. at Rutgers University.

                                     KEYSTONE
                              FUND FOR TOTAL RETURN

                                       [Fund for Total Return logo appears here]

OBJECTIVE
Keystone Fund for Total Return seeks total return through a combination of growth of capital and income.

STRATEGY
The Fund invests primarily in U.S. common stocks, but also may invest in other securities, including convertible securities, bonds and foreign stocks in an effort to provide consistent returns with less price volatility. At the core of the portfolio are U.S. companies with total market capitalizations of more than $5 billion. However, the Fund also may invest in mid- or small-cap companies.

LONG-TERM GROWTH

                [Graph appears here]

                 PLOT POINTS

     Initial                        Dividend
    --------                        --------

     9,525                            9,525
     8,409                            8,896
    10,078                           11,176
     9,873                           11,903
    10,819                           13,528
    11,025                           14,397
    11,721                           16,297
    10,953                           16,817
    12,194                           19,155
    13,310                           22,402
    18,470                           32,182



TOP 10 STOCK HOLDINGS                   JULY 31, 1997

AS A PERCENTAGE OF NET ASSETS
                                                            % OF
                                                            NET
      STOCK                          INDUSTRY              ASSETS

  1.  General Electric Co.           Capital Goods            3.0
  2.  Bristol-Myers Squibb Co.       Healthcare Products      2.9
                                     & Services
  3.  Philip Morris Companies, Inc.  Consumer Products &      2.1
                                     Services
  4.  American Home Products Corp.   Healthcare Products      2.0
                                     & Services
  5.  Motorola, Inc.                 Electrical Equip. &      2.0
                                     Services
  6.  International Business         Business Equipment &     1.9
      Machines                       Services
  7.  BMC Software                   Business Equipment &     1.8
                                     Services
  8.  Texas Instruments              Electrical Equip. &      1.8
                                     Services
  9.  Tyco International Ltd.        Diversified              1.7
                                     Companies
 10.  Northern Telecom Ltd.          Telecommunication        1.6
                                     Services & Equip.

TOP 10 INDUSTRY ALLOCATIONS           JULY 31, 1997

AS A PERCENTAGE OF NET ASSETS
                                                           % OF
                                                           NET
      INDUSTRY                                            ASSETS

  1.  Finance & Insurance                                    8.7
  2.  Electrical Equipment & Services                        8.1
  3.  Business Equipment & Services                          7.5
  4.  Real Estate                                            7.4
  5.  Healthcare Products & Services                         7.2
  6.  Consumer Products & Services                           6.0
  7.  Oil                                                    5.8
  8.  Diversified Companies                                  5.2
  9.  Telecommunication Services & Equip.                    5.1
 10.  Chemical & Agricultural Products                       4.6

PORTFOLIO CHARACTERISTICS

Total Net Assets (all classes)   $163.3 million

                                     KEYSTONE
                              FUND FOR TOTAL RETURN

[Fund for Total Return logo appears here]

                               MANAGEMENT REPORT
                                 September 1997

Dear Shareholders:

We are pleased to report on the Keystone Fund for Total Return for the fiscal period that ended on July 31, 1997.

PERFORMANCE

The Keystone Fund for Total Return delivered exceptionally strong returns through the period, reflecting good stock selection and the very positive investment environment that has helped to propel the stock market to record highs. In this positive environment, the market leaders tended to be stocks of the large capitalization, dividend-paying companies that your Fund normally emphasizes. A complete review of the performance of each class of shares can be found on page 22.

ENVIRONMENT

The 12-month period that ended on July 31, especially the final eight months, provided an extremely supportive investment environment for stocks in general, and large company stocks in particular. In general, the economy in the United States grew at a steady pace, with inflation well under control. Interest rates, despite some short-term fluctuations, showed relative stability when looked at over longer periods of time. Rates remained sufficiently low to provide liquidity to the bull market for stocks.

The economy showed very strong growth during the final two quarters of 1996, giving impetus to the stock markets. In early 1997, this momentum stalled somewhat beginning in February amid concerns that economic growth might be overheating and set off a round of inflation. This led to the anticipation that the Federal Reserve Board might step in to pre-empt inflation by limiting liquidity through increases in short-term interest rates. In fact, the Federal Reserve Board did raise rates by one-quarter of one percent in late March, and this did cause a pull-back in the stock market in March and April. This pull-back, however, turned out to be a temporary pause in a longer-term upward trend. In hindsight, the March-April downturn probably was healthy, reducing some of the excess speculation from the stock market. Subsequently, as new reports gave evidence that economic growth was slowing during the second quarter of 1997 and that inflation was not becoming a problem, interest rates began falling. The bull market in stocks resumed and the stock market hit a succession of new highs in the spring and summer of 1997.

ASSET ALLOCATION                          JULY 31, 1997

AS A PERCENTAGE OF NET ASSETS

[Pie chart appears below with the following data:]

Common Stocks                           88.2%
Convertible Preferred Stocks             5.4%
Short-term Investments & other assets    3.6%
Convertible Debentures                   2.8%

PORTFOLIO ALLOCATIONS ARE SUBJECT TO CHANGE.

LARGE CAP LEADERS

Throughout this period, the large capitalization, U.S. companies that usually are emphasized by your Fund were the market leaders. Many of these companies have made significant capital investments during the past decade, especially in technology, which have increased their productivity and improved their competitive standing in the global markets. At the same time, many companies also have undergone restructurings and cost-cutting, which have had similar effects on their productivity and competitive positions. The result is that U.S. industry has become more competitive on a worldwide basis, and many American companies have become world leaders.

INVESTMENT STRATEGY

Throughout the period, your Fund has maintained its relatively conservative approach to equity investing, concentrating on the stocks of large companies with proven records of consistent earnings growth and market leadership. Throughout the period, the Fund has emphasized several industries, including finance and insurance, real estate trusts, healthcare products and services and technology. In the final two months of the period, the Fund also has increased its emphasis on technology companies, including electronics companies, office equipment companies and software companies.

                                     KEYSTONE
                              FUND FOR TOTAL RETURN

                                       [Fund for Total Return logo appears here]

REAL ESTATE TRUSTS
One of the distinctive areas of emphasis in your Fund during the past year has been its position in real estate investment trusts. These investments, which usually provide good yield as well as the opportunity for price appreciation, have performed extremely well in a very strong market for real estate, particularly commercial and office properties. While we have taken some profits and reduced the Fund's exposure to real estate somewhat in recent months, the Fund's position still remains significant at 7.4% of net assets.

FINANCE AND INSURANCE

The general financial area, including banks, insurance and other financial service companies, has been the largest area of emphasis, at 12.0% of assets. These industries have tended to do well in the environment of moderate growth and low inflation. Significant holdings during the past year have been BankAmerica Corp., BankBoston Corp., Chase Manhattan Corp., the Student Loan Marketing Association (Sallie Mae), and The Travelers Group.

HEALTHCARE PRODUCTS AND SERVICES

The pharmaceutical area was another major area of emphasis, at more than 7% of net assets at the end of the fiscal period. This area rebounded strongly after the correction in the market during March and April, and we increased our emphasis when we saw attractive relative values. We have favored pharmaceutical companies with strong product pipelines, or the ability to develop and introduce successive new products over time. Holdings include American Home Products, Johnson & Johnson and Bristol-Myers.

TECHNOLOGY

As the stock market showed new strength in the late spring and early summer, we increased our emphasis on technology stocks in general when we saw attractive values. We increased Fund holdings in IBM and Motorola, both of which have had strong comebacks, and added Microsoft, the world's dominant software company, to the portfolio. We also have positions in Intel and Texas Instruments.

Many of these companies are benefiting from the very strong demand for personal computers, which we expect to continue. In our portfolio, we have tended to emphasize companies that we believe will be leading players in the personal computer market.

OUTLOOK

As we enter the second half of 1997, we find ourselves in one of the most positive investment environments in memory, with moderate economic growth, stable-to-falling interest rates, high and rising corporate profits, liquidity in the markets and low inflation. In addition, investors continue to put money into the equity markets, feeding strong demand for stocks in general. The stocks that have benefited the most from this phenomenon have been the stocks that have produced the most impressive returns over the past three years-- the large capitalization, blue chip stocks that are an important part of your Fund's investment strategy.

We believe that as long as inflation remains under control, interest rates can remain relatively stable and the favorable environment for stocks can continue.

A word of caution is in order, however. The extraordinarily positive environment for stock investing cannot continue indefinitely, and we believe mutual fund investors should moderate their expectations about future returns. In particular, they should not expect a repeat of the extremely impressive returns of the past 12 months. Moreover, it would not be unusual if at some point the market experiences a major correction in stock prices. These corrections, while very painful when they occur, are normal events in market cycles. Investors experiencing them should remind themselves of their long-term objectives and not be overly influenced by short-term events.

We thank you for your support of Keystone Fund for Total Return.

Sincerely,

/s/ Albert H. Elfner, III
ALBERT H. ELFNER, III
CHAIRMAN
Keystone Investment Management Company

/s/ Walter T. McCormick
WALTER T. MCCORMICK
SENIOR VICE PRESIDENT
Chief Investment Officer, Growth and Income

                                    EVERGREEN
                              GROWTH AND INCOME FUND

[G&I logo appears here]

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                             SEVEN MONTHS         YEAR ENDED DECEMBER
                                                                               ENDED                     31,
                                                                           JULY 31, 1997#        1996          1995*
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD...................................      $  22.53          $ 18.63       $ 14.48
INCOME FROM INVESTMENT OPERATIONS
Net investment income.................................................          0.08             0.12          0.13
Net realized and unrealized gain on investments.......................          4.72             4.26          4.64
Total from investment operations......................................          4.80             4.38          4.77
LESS DISTRIBUTIONS FROM
Net investment income.................................................         (0.07)           (0.13)        (0.14)
In excess of net investment income....................................             0**              0             0
Net realized gain on investments......................................             0            (0.35)        (0.48)
Total distributions...................................................         (0.07)           (0.48)        (0.62)
NET ASSET VALUE END OF PERIOD.........................................      $  27.26          $ 22.53       $ 18.63
Total return+.........................................................         21.33%           23.50%        33.00%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................................................          1.47%++          1.41%         1.55%++
  Total expenses, excluding indirectly paid expenses..................          1.47%++           N/A           N/A
  Total expenses, excluding fee waivers & expense reimbursements......           N/A              N/A          1.64%++
  Net investment income...............................................          0.57%++          0.70%         0.99%++
Portfolio turnover rate...............................................             6%              14%           17%
Average commission rate paid per share................................      $ 0.0603          $0.0566           N/A
NET ASSETS END OF PERIOD (MILLIONS)...................................      $    166          $    85       $    19

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** less than one cent per share.
# The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.

                                                                            SEVEN MONTHS        YEAR ENDED DECEMBER
                                                                              ENDED                    31,
                                                                          JULY 31, 1997#        1996         1995*
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD...................................      $  22.43          $ 18.59       $14.48
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)..........................................         (0.02)               0**       0.05
Net realized and unrealized gain on investments.......................          4.69             4.20         4.61
Total from investment operations......................................          4.67             4.20         4.66
LESS DISTRIBUTIONS FROM
Net investment income.................................................             0            (0.01)       (0.07)
Net realized gain on investments......................................             0            (0.35)       (0.48)
Total distributions...................................................             0            (0.36)       (0.55)
NET ASSET VALUE END OF PERIOD.........................................      $  27.10          $ 22.43       $18.59
Total return+.........................................................         20.82%           22.60%       32.20%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................................................          2.25%++          2.17%        2.24%++
  Total expenses, excluding indirectly paid expenses..................          2.25%++           N/A          N/A
  Total expenses, excluding fee waivers & expense reimbursements......           N/A              N/A         2.26%++
  Net investment income...............................................         (0.19%)++        (0.06%)       0.30%++
Portfolio turnover rate...............................................             6%              14%          17%
Average commission rate paid per share................................      $ 0.0603          $0.0566          N/A
NET ASSETS END OF PERIOD (MILLIONS)...................................      $    542          $   245       $   46

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** Less than one cent per share.
# The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                             GROWTH AND INCOME FUND

                                           [Growth and Income Fund appears here]

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            SEVEN MONTHS        YEAR ENDED DECEMBER
                                                                              ENDED                    31,
                                                                          JULY 31, 1997#        1996         1995*
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD...................................      $  22.43          $ 18.58       $14.48
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)..........................................         (0.02)               0**       0.06
Net realized and unrealized gain on investments.......................          4.69             4.21         4.60
Total from investment operations......................................          4.67             4.21         4.66
LESS DISTRIBUTIONS FROM
Net investment income.................................................             0            (0.01)       (0.08)
Net realized gain on investments......................................             0            (0.35)       (0.48)
Total distributions...................................................             0            (0.36)       (0.56)
NET ASSET VALUE END OF PERIOD.........................................      $  27.10          $ 22.43       $18.58
Total return+.........................................................         20.82%           22.60%       32.20%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................................................          2.25%++          2.17%        2.15%++
  Total expenses, excluding indirectly paid expenses..................          2.25%++           N/A          N/A
  Total expenses, excluding fee waivers & expense reimbursements......           N/A              N/A         4.94%++
  Net investment income...............................................         (0.19%)++        (0.06%)       0.35%++
Portfolio turnover rate...............................................             6%              14%          17%
Average commission rate paid per share................................      $ 0.0603          $0.0566          N/A
NET ASSETS END OF PERIOD (MILLIONS)...................................      $     24          $    10       $   20

+  Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** Less than one cent per share.
# The Fund changed its fiscal year ended from December 31 to July 31, effective July 31, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                              GROWTH AND INCOME FUND

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  SEVEN MONTHS
                                                                      ENDED                   YEAR ENDED DECEMBER 31,
                                                                   JULY 31, 1997#      1996        1995        1994       1993
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD............................      $  22.55        $ 18.64     $ 14.52     $15.41     $14.18
INCOME FROM INVESTMENT OPERATIONS
Net investment income..........................................          0.11           0.18        0.18       0.14       0.14
Net realized and unrealized gain (loss) on investments.........          4.73           4.25        4.59       0.12       1.91
Total from investment operations...............................          4.84           4.43        4.77       0.26       2.05
LESS DISTRIBUTIONS FROM
Net investment income..........................................         (0.10)         (0.17)      (0.17)     (0.14)     (0.14)
In excess of net investment income.............................             0**            0           0          0          0
Net realized gain on investments...............................             0          (0.35)      (0.48)     (1.01)     (0.68)
Total distributions............................................         (0.10)         (0.52)      (0.65)     (1.15)     (0.82)
NET ASSET VALUE END OF PERIOD..................................      $  27.29        $ 22.55     $ 18.64     $14.52     $15.41
Total return...................................................         21.52%         23.80%      32.90%      1.70%     14.40%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses...............................................          1.21%++        1.16%       1.27%      1.33%      1.26%
  Total expenses, excluding indirectly paid expenses...........          1.21%++        1.16%        N/A        N/A        N/A
  Net investment income........................................          0.82%++        0.93%       1.11%      0.96%      0.99%
Portfolio turnover rate........................................             6%            14%         17%        29%        28%
Average commission rate paid per share.........................      $ 0.0603        $0.0566         N/A        N/A        N/A
NET ASSETS END OF PERIOD (MILLIONS)............................      $    616        $   442     $   141     $   73     $   77

                                                                                         YEAR ENDED DECEMBER 31,
                                                                   1992      1991      1990      1989     1988*     1987*

CLASS Y SHARES (CONTINUED)
NET ASSET VALUE BEGINNING OF PERIOD............................   $12.99    $10.72    $12.03    $10.62    $ 9.38    $10.05
INCOME FROM INVESTMENT OPERATIONS
Net investment income..........................................     0.15      0.19      0.30      0.52      0.19      0.20
Net realized and unrealized gain (loss) on investments.........     1.65      2.58     (0.84)     2.17      2.10     (0.63)
Total from investment operations...............................     1.80      2.77     (0.54)     2.69      2.29     (0.43)
LESS DISTRIBUTIONS FROM
Net investment income..........................................    (0.15)    (0.19)    (0.30)    (0.52)    (0.19)    (0.24)
In excess of net investment income.............................        0         0         0         0         0         0
Net realized gain on investments...............................    (0.46)    (0.31)    (0.47)    (0.76)    (0.86)        0
Total distributions............................................    (0.61)    (0.50)    (0.77)    (1.28)    (1.05)    (0.24)
NET ASSET VALUE END OF PERIOD..................................   $14.18    $12.99    $10.72    $12.03    $10.62    $ 9.38
Total return...................................................    13.80%    25.80%    (4.50%)   25.40%    24.60%    (4.30%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses...............................................     1.33%     1.41%     1.50%     1.54%     1.56%     1.76%
  Total expenses, excluding indirectly paid expenses...........      N/A       N/A       N/A       N/A       N/A       N/A
  Net investment income........................................     1.18%     1.55%     2.62%     4.13%     1.70%     1.90%
Portfolio turnover rate........................................       30%       23%       41%       53%       41%       48%
Average commission rate paid per share.........................      N/A       N/A       N/A       N/A       N/A       N/A
NET ASSETS END OF PERIOD (MILLIONS)............................   $   64    $   48    $   36    $   32    $   24    $   21

++ Annualized.
* Net investment income based on the average monthly shares outstanding for the period indicated.
** Less than one cent per share.
# The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.

                   SEE COMBINED NOTES TO FINANCIAL STATEMENTS

                                    EVERGREEN
                             INCOME AND GROWTH FUND

                                                    [I&G Fund logo appears here]

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                             SIX MONTHS
                                                                               ENDED                  YEAR ENDED JANUARY 31,
                                                                           JULY 31, 1997#        1997          1996          1995*
CLASS A SHARES
NET ASSET VALUE, BEGINNING OF PERIOD..............................      $  21.79          $ 20.15       $ 17.28       $ 17.09
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................................          0.52             1.02          1.01          0.02
Net realized and unrealized gain on investments...................          2.15             1.67          2.94          0.17
Total from investment operations..................................          2.67             2.69          3.95          0.19
LESS DISTRIBUTIONS FROM
Net investment income.............................................         (0.52)           (1.05)        (1.08)            0
Total distributions...............................................         (0.52)           (1.05)        (1.08)            0
NET ASSET VALUE, END OF PERIOD....................................      $  23.94          $ 21.79       $ 20.15       $ 17.28
Total return+.....................................................         12.45%           13.80%        23.40%         1.10%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS
  Total expenses..................................................          1.45%++          1.44%         1.36%         1.45%++
  Total expenses, excluding indirectly paid expenses..............          1.45%++           N/A           N/A           N/A
  Total expenses, excluding fee waivers & expense reimbursements..           N/A              N/A          2.50%          N/A
  Interest expense................................................           N/A             0.03%          N/A           N/A
  Net investment income...........................................          4.69%++          4.93%         5.39%         4.09%++
Portfolio turnover rate...........................................            72%             168%          138%          151%
Average commission rate paid per share............................      $ 0.0487          $0.0491           N/A           N/A
NET ASSETS, END OF PERIOD (THOUSANDS).............................      $ 11,955          $ 9,678       $ 4,412       $   119

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 3, 1995 (commencement of Class operations) to January 31, 1995.
# The Fund changed its fiscal year end from January 31 to July 31, effective July 31, 1997.

                                                                        SIX MONTHS
                                                                          ENDED                  YEAR ENDED JANUARY 31,
                                                                     JULY 31, 1997#        1997          1996         1995*
CLASS B SHARES
NET ASSET VALUE, BEGINNING OF PERIOD..............................      $  21.69          $ 20.08       $ 17.28       $17.09
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................................          0.43**           0.89          0.91         0.02
Net realized and unrealized gain on investments...................          2.15             1.64          2.87         0.17
Total from investment operations..................................          2.58             2.53          3.78         0.19
LESS DISTRIBUTIONS FROM
Net investment income.............................................         (0.46)           (0.92)        (0.98)           0
Total distributions...............................................         (0.46)           (0.92)        (0.98)           0
NET ASSET VALUE, END OF PERIOD....................................      $  23.81          $ 21.69       $ 20.08       $17.28
Total return+.....................................................         12.06%           13.00%        22.40%        1.10%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS
  Total expenses..................................................          2.20%++          2.19%         2.11%        2.23%++
  Total expenses, excluding paid expenses.........................          2.20%++           N/A           N/A          N/A
  Total expenses, excluding fee waivers & expense reimbursements..           N/A              N/A          2.25%         N/A
  Interest expense................................................           N/A             0.03%          N/A          N/A
  Net investment income...........................................          3.94%++          4.17%         4.69%        3.23%++
Portfolio turnover rate...........................................            72%             168%          138%         151%
Average commission rate paid per share............................      $ 0.0487          $0.0491           N/A          N/A
NET ASSETS, END OF PERIOD (THOUSANDS).............................      $ 43,977          $35,323       $14,750       $  599

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 3, 1995 (commencement of operations) to January 31, 1995.
** Calculated based on average shares outstanding.
# The Fund changed its fiscal year end from January 31 to July 31, effective July 31, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                             INCOME AND GROWTH FUND

[I&G logo appears here]

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       SIX MONTHS
                                                                          ENDED                 YEAR ENDED JANUARY 31,
                                                                     JULY 31, 1997#        1997          1996        1995*
CLASS C SHARES
NET ASSET VALUE, BEGINNING OF PERIOD..............................      $  21.69          $ 20.08       $17.27       $17.09
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................................          0.44**           0.87         0.90         0.01
Net realized and unrealized gain on investments...................          2.14             1.66         2.89         0.17
Total from investment operations..................................          2.58             2.53         3.79         0.18
LESS DISTRIBUTIONS FROM
Net investment income.............................................         (0.46)           (0.92)       (0.98)           0
Total distributions...............................................         (0.46)           (0.92)       (0.98)           0
NET ASSET VALUE, END OF PERIOD....................................      $  23.81          $ 21.69       $20.08       $17.27
Total return+.....................................................         12.06%           12.90%       22.40%        1.10%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS
  Total expenses..................................................          2.20%++          2.19%        2.11%        2.22%++
  Total expenses, excluding paid expenses.........................          2.20%++           N/A          N/A          N/A
  Total expenses, excluding fee waivers & expense reimbursements..           N/A              N/A        13.03%         N/A
  Interest expense................................................           N/A             0.03%         N/A          N/A
  Net investment income...........................................          4.06%++          4.15%        4.67%        2.68%++
Portfolio turnover rate...........................................            72%             168%         138%         151%
Average commission rate paid per share............................      $ 0.0487          $0.0491          N/A          N/A
NET ASSETS, END OF PERIOD (THOUSANDS).............................      $    950          $   982       $  523       $   24

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 3, 1995 (commencement of operations) to January 31, 1995.
** Calculated based on average shares outstanding.
# The Fund changed its fiscal year end from January 31 to July 31, effective July 31, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                             INCOME AND GROWTH FUND

                                                         [I&G logo appears here]

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     SIX MONTHS
                                                                        ENDED            YEAR ENDED JANUARY 31,
                                                                   JULY 31, 1997#     1997       1996      1995##
CLASS Y SHARES
NET ASSET VALUE, BEGINNING OF PERIOD..........................      $  21.81       $ 20.16    $ 17.28    $18.29
INCOME FROM INVESTMENT OPERATIONS
Net investment income.........................................          0.55          1.08       1.10     0.87
Net realized and unrealized gain (loss) on investments........          2.16          1.66       2.87    (0.55 )
Total from investment operations..............................          2.71          2.74       3.97     0.32
LESS DISTRIBUTIONS FROM
Net investment income.........................................         (0.54)        (1.09)     (1.09)   (1.08 )
Net realized gain on investments..............................             0             0          0    (0.25 )
Total distributions...........................................         (0.54)        (1.09)     (1.09)   (1.33 )
NET ASSET VALUE, END OF PERIOD................................      $  23.98       $ 21.81    $ 20.16    $17.28
Total return..................................................         12.65%        14.10%     23.50%    1.90%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS
  Total expenses..............................................          1.20%++       1.18%      1.19%    1.24%++
  Total expenses, excluding paid expenses.....................          1.20%++        N/A        N/A      N/A
  Interest expense............................................           N/A          0.03%       N/A      N/A
  Net investment income.......................................          4.97%++       5.14%      5.70%    5.70%++
Portfolio turnover rate.......................................            72%          168%       138%     151%
Average commission rate paid per share........................      $ 0.0487       $0.0491        N/A      N/A
NET ASSETS, END OF PERIOD (MILLIONS)..........................      $    900       $   858    $   914    $ 942

                                                                                   YEAR ENDED MARCH 31,
                                                                1994       1993       1992       1991       1990      1989
CLASS Y SHARES (CONTINUED)
NET ASSET VALUE, BEGINNING OF PERIOD........................   $ 20.90    $ 18.82    $ 18.12    $ 18.26    $17.92    $17.11
INCOME FROM INVESTMENT OPERATIONS
Net investment income.......................................      1.08       1.11       1.08       1.02      1.07      1.12
Net realized and unrealized gain (loss) on investments......     (1.41)      2.51       0.70      (0.08)     0.36      0.79
Total from investment operations............................     (0.33)      3.62       1.78       0.94      1.43      1.91
LESS DISTRIBUTIONS FROM
Net investment income.......................................     (1.08)     (1.08)     (1.08)     (1.08)    (1.09)    (1.08)
Net realized gain on investments............................     (1.20)     (0.46)         0          0         0     (0.02)
Total distributions.........................................     (2.28)     (1.54)     (1.08)     (1.08)    (1.09)    (1.10)
NET ASSET VALUE, END OF PERIOD..............................   $ 18.29    $ 20.90    $ 18.82    $ 18.12    $18.26    $17.92
Total return................................................     -2.10%     20.20%     10.20%      5.80%     7.90%     1.30%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS
  Total expenses............................................      1.18%      1.18%      1.21%      1.23%     1.18%     1.02%
  Total expenses, excluding paid expenses...................       N/A        N/A        N/A        N/A       N/A       N/A
  Interest expense..........................................       N/A        N/A        N/A        N/A       N/A       N/A
  Net investment income.....................................      5.29%      5.65%      5.73%      5.90%     5.64%     6.36%
Portfolio turnover rate.....................................       106%       164%       137%       137%       89%       86%
Average commission rate paid per share......................       N/A        N/A        N/A        N/A       N/A       N/A
NET ASSETS, END OF PERIOD (MILLIONS)........................   $ 1,065    $ 1,142    $ 1,032    $ 1,151    $1,292    $1,312


                                                       YEAR ENDED MARCH 31,
                                                               1988
CLASS Y SHARES (CONTINUED)
NET ASSET VALUE, BEGINNING OF PERIOD........................  $20.37
INCOME FROM INVESTMENT OPERATIONS
Net investment income.......................................    1.06
Net realized and unrealized gain (loss) on investments......   (2.64)
Total from investment operations............................   (1.58)
LESS DISTRIBUTIONS FROM
Net investment income.......................................   (0.80)
Net realized gain on investments............................   (0.88)
Total distributions.........................................   (1.68)
NET ASSET VALUE, END OF PERIOD..............................  $17.11
Total return................................................   (7.80%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS
  Total expenses............................................    1.01%
  Total expenses, excluding paid expenses...................     N/A
  Interest expense..........................................     N/A
  Net investment income.....................................    5.80%
Portfolio turnover rate.....................................      81%
Average commission rate paid per share......................     N/A
NET ASSETS, END OF PERIOD (MILLIONS)........................  $1,346

++ Annualized.
# The Fund changed its fiscal year end from January 31 to July 31, effective July 31, 1997.
## For the ten month period ended January 31, 1995. The Fund changed its fiscal year end from March 31 to January 31, effective January 31, 1995.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                           SMALL CAP EQUITY INCOME FUND

[Small Cap Equity Income Fund logo appears here]

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                         SEVEN MONTHS        YEAR ENDED DECEMBER
                                                                                            ENDED                    31,
                                                                                        JULY 31, 1997#        1996         1995*
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD..................................................      $  13.10          $ 11.57       $ 9.64
INCOME FROM INVESTMENT OPERATIONS
Net investment income................................................................          0.14**           0.34         0.34
Net realized and unrealized gain on investments......................................          2.59             2.13         2.45
Total from investment operations.....................................................          2.73             2.47         2.79
LESS DISTRIBUTIONS FROM
Net investment income................................................................         (0.13)           (0.34)       (0.37)
Net realized gain on investments.....................................................         (0.01)           (0.60)       (0.49)
Total distributions..................................................................         (0.14)           (0.94)       (0.86)
NET ASSET VALUE END OF PERIOD........................................................      $  15.69          $ 13.10       $11.57
Total return+........................................................................         20.99%           22.00%       29.50%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.....................................................................          1.71%++          1.75%        1.75%++
  Total expenses, excluding indirectly paid expenses.................................          1.70%++           N/A          N/A
  Total expenses, excluding fee waivers & expense reimbursements                               1.84%++          5.03%       24.45%++
  Net investment income..............................................................          1.88%++          3.08%        3.39%++
Portfolio turnover rate..............................................................            13%              50%          48%
Average commission rate paid per share...............................................      $ 0.0665          $0.0635          N/A
NET ASSETS END OF PERIOD (THOUSANDS).................................................      $  4,239          $   336       $  216

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 3, 1995 (commencement of operations) to January 31, 1995.
** Calculation based on average shares outstanding during the period.
# The Fund changed its fiscal year end from January 31 to July 31, effective July 31, 1997.

                                                                                         SEVEN MONTHS        YEAR ENDED DECEMBER
                                                                                            ENDED                    31,
                                                                                        JULY 31, 1997#        1996         1995*
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD..................................................      $  13.09          $ 11.57       $ 9.64
INCOME FROM INVESTMENT OPERATIONS
Net investment income................................................................          0.08**           0.27         0.28
Net realized and unrealized gain on investments......................................          2.57             2.11         2.43
Total from investment operations.....................................................          2.65             2.38         2.71
LESS DISTRIBUTIONS FROM
Net investment income................................................................         (0.09)           (0.26)       (0.29)
Net realized gain on investments.....................................................         (0.01)           (0.60)       (0.49)
Total distributions..................................................................         (0.10)           (0.86)       (0.78)
NET ASSET VALUE END OF PERIOD........................................................      $  15.64          $ 13.09       $11.57
Total return+........................................................................         20.37%           21.10%       28.70%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.....................................................................          2.46%++          2.50%        2.50%++
  Total expenses, excluding indirectly paid expenses.................................          2.45%++           N/A          N/A
  Total expenses, excluding fee waivers & expense reimbursements.....................          2.59%++          5.72%       20.90%++
  Net investment income..............................................................          1.12%++          2.39%        2.67%++
Portfolio turnover rate..............................................................            13%              50%          48%
Average commission rate paid per share...............................................      $ 0.0665          $0.0635          N/A
NET ASSETS END OF PERIOD (THOUSANDS).................................................      $  9,462          $   692       $  266

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 3, 1995 (commencement of operations) to January 31, 1995.
** Calculation based on average shares outstanding during the period.
# The Fund changed its fiscal year end from January 31 to July 31, effective July 31, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                           SMALL CAP EQUITY INCOME FUND

                                [Small Cap Equity Income Fund logo appears here]

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                         SEVEN MONTHS        YEAR ENDED DECEMBER
                                                                                            ENDED                    31,
                                                                                        JULY 31, 1997#        1996         1995*
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD..................................................      $  13.09          $ 11.56       $ 9.74
INCOME FROM INVESTMENT OPERATIONS
Net investment income................................................................          0.10**           0.28         0.28
Net realized and unrealized gain on investments......................................          2.54             2.10         2.33
Total from investment operations.....................................................          2.64             2.38         2.61
LESS DISTRIBUTIONS FROM
Net investment income................................................................         (0.09)           (0.25)       (0.30)
Net realized gain on investments.....................................................         (0.01)           (0.60)       (0.49)
Total distributions..................................................................         (0.10)           (0.85)       (0.79)
NET ASSET VALUE END OF PERIOD........................................................      $  15.63          $ 13.09       $11.56
Total return+........................................................................         20.30%           21.10%       27.30%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.....................................................................          2.45%++          2.50%        2.50%++
  Total expenses, excluding indirectly paid expenses.................................          2.44%++           N/A          N/A
  Total expenses, excluding fee waivers & expense reimbursements.....................          2.58%++          5.77%      187.29%++
  Net investment income..............................................................          1.20%++          2.33%        2.63%++
Portfolio turnover rate..............................................................            13%              50%          48%
Average commission rate paid per share...............................................      $ 0.0665          $0.0635          N/A
NET ASSETS END OF PERIOD (THOUSANDS).................................................      $  2,770          $    56       $   24

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 24, 1995 (commencement of class operations) to December 31, 1995.
** Calculation based on average shares outstanding during the period.
# The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.

                                                            SEVEN MONTHS
                                                               ENDED                       YEAR ENDED DECEMBER 31,
                                                           JULY 31, 1997#        1996          1995         1994        1993*
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD.....................      $  13.12          $ 11.58       $ 9.70       $10.15       $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................................          0.19**           0.38         0.38         0.34         0.10
Net realized and unrealized gain (loss) on investments..          2.56             2.13         2.38        (0.41)        0.15
Total from investment operations........................          2.75             2.51         2.76        (0.07)        0.25
LESS DISTRIBUTIONS FROM
Net investment income...................................         (0.15)           (0.37)       (0.38)       (0.33)       (0.10)
Net realized gain on investments........................         (0.01)           (0.60)       (0.50)       (0.05)           0
Total distributions.....................................         (0.16)           (0.97)       (0.88)       (0.38)       (0.10)
NET ASSET VALUE END OF PERIOD...........................      $  15.71          $ 13.12       $11.58       $ 9.70       $10.15
Total return............................................         21.09%           22.40%       29.10%       (0.70%)       2.50%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses........................................          1.39%++          1.50%        1.50%        1.48%        0.00%++
  Total expenses, excluding indirectly paid expenses....          1.38%++           N/A          N/A          N/A          N/A
  Total expenses, excluding fee waivers & expense
    reimbursements                                                1.59%++          4.75%        4.34%        4.68%        4.39%++
  Net investment income.................................          2.39%++          3.36%        3.56%        3.72%        4.07%++
Portfolio turnover rate.................................            13%              50%          48%           9%          15%
Average commission rate paid per share..................      $ 0.0665          $0.0635          N/A          N/A          N/A
NET ASSETS END OF PERIOD (THOUSANDS)....................      $ 42,374            8,592        4,806        3,613        2,236

++ Annualized.
* For the period from October 1, 1993 (commencement of operations) to December 31, 1993.
** Calculation based on average shares outstanding during the period.
# The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                                   UTILITY FUND

[Utility Fund logo appears here]

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     SEVEN MONTHS
                                                                         ENDED                  YEAR ENDED DECEMBER 31,
                                                                     JULY 31, 1997#        1996           1995         1994*
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD...............................      $  10.57          $ 10.80       $   9.00       $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................................          0.25             0.41           0.44         0.45
Net realized and unrealized gain (loss) on investments............          0.87             0.05           2.25        (1.01)
Total from investment operations..................................          1.12             0.46           2.69        (0.56)
LESS DISTRIBUTIONS FROM
Net investment income.............................................         (0.24)           (0.41)         (0.44)       (0.44)
Net realized gain on investments..................................             0            (0.28)         (0.45)           0
Total distributions...............................................         (0.24)           (0.69)         (0.89)       (0.44)
NET ASSET VALUE END OF PERIOD.....................................      $  11.45          $ 10.57       $  10.80       $ 9.00
Total return+.....................................................         10.72%            4.40%         30.70%       (5.60%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..................................................          1.00%++          0.87%          0.79%        0.53%++
  Total expenses, excluding indirectly paid expenses..............          0.99%++           N/A            N/A          N/A
  Total expenses, excluding fee waivers & expense reimbursements..          1.19%++          1.15%          1.18%        1.43%++
  Net investment income...........................................          3.85%++          3.87%          4.51%        5.07%++
Portfolio turnover rate...........................................            50%              59%            88%          23%
Average commission rate paid per share............................      $ 0.0593          $0.0605            N/A          N/A
NET ASSETS END OF PERIOD (THOUSANDS)..............................      $ 91,638          $96,243       $107,872       $4,190

+  Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
* For the period from January 4, 1994 (commencement of class operations) to December 31, 1994.
# The Fund changed its fiscal year ended from December 31 to July 31, effective July 31, 1997.

                                                                      SEVEN MONTHS
                                                                         ENDED                  YEAR ENDED DECEMBER 31,
                                                                     JULY 31, 1997#        1996           1995          1994*
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD...............................      $  10.58          $ 10.81       $   9.00       $ 10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................................          0.20             0.33           0.37          0.39
Net realized and unrealized gain (loss) on investments............          0.87             0.05           2.26         (1.01)
Total from investment operations..................................          1.07             0.38           2.63         (0.62)
LESS DISTRIBUTIONS FROM
Net investment income.............................................         (0.19)           (0.33)         (0.37)        (0.38)
Net realized gain on investments..................................             0            (0.28)         (0.45)            0
Total distributions...............................................         (0.19)           (0.61)         (0.82)        (0.38)
NET ASSET VALUE END OF PERIOD.....................................      $  11.46          $ 10.58       $  10.81       $  9.00
Total return+.....................................................         10.21%            3.60%         29.90%        (6.20%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..................................................          1.75%++          1.62%          1.53%         1.27%++
  Total expenses, excluding indirectly paid expenses..............          1.74%++           N/A            N/A           N/A
  Total expenses, excluding fee waivers & expense reimbursements..          1.94%++          1.89%          1.93%         2.11%++
  Net investment income...........................................          3.10%++          3.12%          3.78%         4.19%++
Portfolio turnover rate...........................................            50%              59%            88%           23%
Average commission rate paid per share............................      $ 0.0593          $0.0605            N/A           N/A
NET ASSETS END OF PERIOD (THOUSANDS)..............................      $ 36,738          $38,511       $ 35,662       $28,792

+  Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
* For the period from January 4, 1994 (commencement of class operations) to December 31, 1994.
# The Fund changed its fiscal year ended from December 31 to July 31, effective July 31, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                                   UTILITY FUND

[Utility Fund logo appears here]

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      SEVEN MONTHS
                                                                         ENDED                 YEAR ENDED DECEMBER 31,
                                                                     JULY 31, 1997#        1996          1995        1994*
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD...............................      $  10.58          $ 10.82       $ 9.01       $ 9.33
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................................          0.20             0.33         0.37         0.12
Net realized and unrealized gain (loss) on investments............          0.87             0.04         2.26        (0.33)
Total from investment operations..................................          1.07             0.37         2.63        (0.21)
LESS DISTRIBUTIONS FROM
Net investment income.............................................         (0.19)           (0.33)       (0.37)       (0.11)
Net realized gain on investments..................................             0            (0.28)       (0.45)           0
Total distributions...............................................         (0.19)           (0.61)       (0.82)       (0.11)
NET ASSET VALUE END OF PERIOD.....................................      $  11.46          $ 10.58       $10.82       $ 9.01
Total return+.....................................................         10.21%            3.50%       29.80%       (2.20%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..................................................          1.75%++          1.63%        1.54%        1.94%++
  Total expenses, excluding indirectly paid expenses..............          1.74%++           N/A          N/A          N/A
  Total expenses, excluding fee waivers & expense reimbursements..          1.94%++          1.90%        1.93%        2.78%++
  Net investment income...........................................          3.10%++          3.13%        3.76%        3.96%++
Portfolio turnover rate...........................................            50%              59%          88%          23%
Average commission rate paid per share............................      $ 0.0593          $0.0605          N/A          N/A
NET ASSETS END OF PERIOD (THOUSANDS)..............................      $    379          $   396       $  246       $  128

+  Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
* For the period from September 2, 1994 (commencement of class operations) to December 31, 1994.
# The Fund changed its fiscal year ended from December 31 to July 31, effective July 31, 1997.

                                                                      SEVEN MONTHS
                                                                         ENDED                 YEAR ENDED DECEMBER 31,
                                                                     JULY 31, 1997#        1996          1995        1994*
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD...............................      $  10.58          $ 10.82       $ 9.00       $ 9.51
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................................          0.25             0.44         0.47         0.37
Net realized and unrealized gain (loss) on investments............          0.88             0.03         2.27        (0.50)
Total from investment operations..................................          1.13             0.47         2.74        (0.13)
LESS DISTRIBUTIONS FROM
Net investment income.............................................         (0.25)           (0.43)       (0.47)       (0.37)
In excess of net investment income................................             0                0            0        (0.01)
Net realized gain on investments..................................             0            (0.28)       (0.45)           0
Total distributions...............................................         (0.25)           (0.71)       (0.92)       (0.38)
NET ASSET VALUE END OF PERIOD.....................................      $  11.46          $ 10.58       $10.82       $ 9.00
Total return......................................................         10.85%            4.50%       31.30%       (1.60%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..................................................          0.94%++          0.61%        0.54%        0.40%++
  Total expenses, excluding indirectly paid expenses..............          0.93%++           N/A          N/A          N/A
  Total expenses, excluding fee waivers & expense reimbursements..          0.73%++          0.89%        0.93%        1.24%++
  Net investment income...........................................          4.06%++          4.01%        4.76%        4.93%++
Portfolio turnover rate...........................................            50%              59%          88%          23%
Average commission rate paid per share............................      $ 0.0593          $0.0605          N/A          N/A
NET ASSETS END OF PERIOD (THOUSANDS)..............................      $  1,627          $ 2,000       $7,791       $5,201

++ Annualized.
* For the period from February 28, 1994 (commencement of class operations) to December 31, 1994.
# The Fund changed its fiscal year ended from December 31 to July 31, effective July 31, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                                    VALUE FUND

[Value Fund logo appears here]

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    SEVEN MONTHS
                                                                       ENDED             YEAR ENDED DECEMBER 31,
                                                                   JULY 31, 1997#      1996        1995        1994
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD.............................      $  20.57        $ 20.45     $ 16.62     $17.63
INCOME FROM INVESTMENT OPERATIONS
Net investment income...........................................          0.21           0.38        0.55       0.52
Net realized and unrealized gain (loss) on investments..........          4.05           3.49        4.69      (0.20)
Total from investment operations................................          4.26           3.87        5.24       0.32
LESS DISTRIBUTIONS FROM
Net investment income...........................................         (0.19)         (0.41)      (0.51)     (0.51)
Net realized gain on investments................................             0          (3.32)      (0.90)     (0.82)
In excess of net investment income..............................             0          (0.02)          0          0
Total distributions.............................................         (0.19)         (3.75)      (1.41)     (1.33)
NET ASSET VALUE END OF PERIOD...................................      $  24.64        $ 20.57     $ 20.45     $16.62
Total return+...................................................         20.78%         18.90%      31.80%      1.90%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses................................................          0.92%++        0.91%       0.90%      0.93%
  Total expenses, excluding indirectly paid expenses............          0.92%++         N/A         N/A        N/A
  Total expenses, excluding fee waiver & expense reimbursement..           N/A            N/A         N/A        N/A
  Net investment income.........................................          1.66%++        1.77%       2.78%      2.96%
Portfolio turnover rate.........................................             6%            91%         53%        70%
Average commission rate paid per share..........................      $ 0.0600        $0.0588         N/A        N/A
NET ASSETS END OF PERIOD (MILLIONS).............................      $    392        $   328     $   292     $  189


                                                         YEAR ENDED DECEMBER 31,
                                                                   1993
CLASS A SHARES
NET ASSET VALUE BEGINNING OF PERIOD.............................  $17.11
INCOME FROM INVESTMENT OPERATIONS
Net investment income...........................................    0.47
Net realized and unrealized gain (loss) on investments..........    1.10
Total from investment operations................................    1.57
LESS DISTRIBUTIONS FROM
Net investment income...........................................   (0.47)
Net realized gain on investments................................   (0.58)
In excess of net investment income..............................       0
Total distributions.............................................   (1.05)
NET ASSET VALUE END OF PERIOD...................................  $17.63
Total return+...................................................    9.30%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses................................................    0.99%
  Total expenses, excluding indirectly paid expenses............     N/A
  Total expenses, excluding fee waiver & expense reimbursement..     N/A
  Net investment income.........................................    2.63%
Portfolio turnover rate.........................................      46%
Average commission rate paid per share..........................     N/A
NET ASSETS END OF PERIOD (MILLIONS).............................  $  190

                                                                       YEAR ENDED DECEMBER 31,         YEAR ENDED MARCH 31,
                                                                    1992        1991        1990*       1990       1989
CLASS A SHARES (CONTINUED)
NET ASSET VALUE BEGINNING OF PERIOD.............................   $ 17.08     $ 14.61     $ 15.12     $14.45     $12.83
INCOME FROM INVESTMENT OPERATIONS
Net investment income...........................................      0.44        0.46        0.36       0.54       0.36
Net realized and unrealized gain (loss) on investments..........      0.89        3.17       (0.44)      1.70       2.11
Total from investment operations................................      1.33        3.63       (0.08)      2.24       2.47
LESS DISTRIBUTIONS FROM
Net investment income...........................................     (0.43)      (0.43)      (0.36)     (0.57)     (0.38)
Net realized gain on investments................................     (0.87)      (0.73)      (0.02)     (1.00)     (0.47)
In excess of net investment income..............................         0           0       (0.05)         0          0
Total distributions.............................................     (1.30)      (1.16)      (0.43)     (1.57)     (0.85)
NET ASSET VALUE END OF PERIOD...................................   $ 17.11     $ 17.08     $ 14.61     $15.12     $14.45
Total return+...................................................      8.00%      25.10%      (0.50%)    15.50%     19.70%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses................................................      1.01%       0.96%       1.39%++    1.55%      1.71%
  Total expenses, excluding indirectly paid expenses............       N/A         N/A         N/A        N/A        N/A
  Total expenses, excluding fee waiver & expense reimbursement..      1.02%       1.05%        N/A        N/A        N/A
  Net investment income.........................................      2.37%*      2.78%       3.28%++    3.42%      2.72%
Portfolio turnover rate.........................................        56%         69%         13%        11%        24%
Average commission rate paid per share..........................       N/A         N/A         N/A        N/A        N/A
NET ASSETS END OF PERIOD (MILLIONS).............................   $   169     $   136     $   105     $   96     $   83


                                                           YEAR ENDED MARCH 31,
                                                                     1988
CLASS A SHARES (CONTINUED)
NET ASSET VALUE BEGINNING OF PERIOD.............................  $14.66
INCOME FROM INVESTMENT OPERATIONS
Net investment income...........................................    0.26
Net realized and unrealized gain (loss) on investments..........   (1.30)
Total from investment operations................................   (1.04)
LESS DISTRIBUTIONS FROM
Net investment income...........................................   (0.26)
Net realized gain on investments................................   (0.53)
In excess of net investment income..............................       0
Total distributions.............................................   (0.79)
NET ASSET VALUE END OF PERIOD...................................  $12.83
Total return+...................................................   (7.10%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses................................................    1.74%
  Total expenses, excluding indirectly paid expenses............     N/A
  Total expenses, excluding fee waiver & expense reimbursement..     N/A
  Net investment income.........................................    1.92%
Portfolio turnover rate.........................................      24%
Average commission rate paid per share..........................     N/A
NET ASSETS END OF PERIOD (MILLIONS).............................  $   22

+  Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
# The Fund changed its fiscal year ended from December 31 to July 31, effective July 31, 1997.
* For the nine months ended December 31, 1990. The Fund changed fiscal year end from March 31 to December 31, effective December 31, 1990.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                                    VALUE FUND

[Value Fund logo appears here]

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          SEVEN MONTHS
                                                             ENDED                          YEAR ENDED DECEMBER 31,
                                                         JULY 31, 1997#         1996           1995           1994          1993*
CLASS B SHARES
NET ASSET VALUE BEGINNING OF PERIOD...................      $  20.58          $  20.45       $  16.62       $  17.63       $ 17.24
INCOME FROM INVESTMENT OPERATIONS
Net investment income.................................          0.12              0.22           0.39           0.42          0.35
Net realized and unrealized gain (loss) on
  investments.........................................          4.03              3.50           4.70          (0.20)         1.01
Total from investment operations......................          4.15              3.72           5.09           0.22          1.36
LESS DISTRIBUTIONS FROM
Net investment income.................................         (0.10)            (0.25)         (0.36)         (0.41)        (0.35)
Net realized gain on investments......................             0             (3.32)         (0.90)         (0.82)        (0.58)
In excess of net investment income....................             0                 0              0              0         (0.04)
In excess of net realized gain on investments.........             0             (0.02)             0              0             0
Total distributions...................................         (0.10)            (3.59)         (1.26)         (1.23)        (0.97)
NET ASSET VALUE END OF PERIOD.........................      $  24.63          $  20.58       $  20.45       $  16.62       $ 17.63
Total return+.........................................         20.23%            18.10%         30.90%          1.30%         8.00%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses......................................          1.67%++           1.66%          1.65%          1.53%        1.48%++
  Total expenses, excluding indirectly paid expenses..          1.67%++            N/A            N/A            N/A           N/A
  Net investment income...............................          0.92%++           1.01%          2.04%          2.36%        2.09%++
Portfolio turnover rate...............................             6%               91%            53%            70%           46%
Average commission rate paid per share................      $ 0.0600          $ 0.0588            N/A            N/A           N/A
NET ASSETS END OF PERIOD (THOUSANDS)..................      $276,256          $197,411       $141,072       $104,297       $59,953

+  Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
# The Fund changed its fiscal year ended from December 31 to July 31, effective July 31, 1997.
* For the period from February 2, 1993 (commencement of operations) to December 31, 1993.

                                                            SEVEN MONTHS
                                                               ENDED                  YEAR ENDED DECEMBER 31,
                                                           JULY 31, 1997#        1996          1995          1994*
CLASS C SHARES
NET ASSET VALUE BEGINNING OF PERIOD......................     $  20.56          $ 20.44       $ 16.61       $ 18.28
INCOME FROM INVESTMENT OPERATIONS
Net investment income....................................         0.12             0.22          0.39          0.19
Net realized and unrealized gain (loss) on investments...         4.03             3.50          4.70         (0.81)
Total from investment operations.........................         4.15             3.72          5.09         (0.62)
LESS DISTRIBUTIONS FROM
Net investment income....................................        (0.10)           (0.26)        (0.36)        (0.19)
Net realized gain on investments.........................            0            (3.32)        (0.90)        (0.82)
In excess of net investment income.......................            0                0             0         (0.04)
In excess of net realized gain on investments............            0            (0.02)            0             0
Total distributions......................................        (0.10)           (3.60)        (1.26)        (1.05)
NET ASSET VALUE END OF PERIOD............................     $  24.61          $ 20.56       $ 20.44       $ 16.61
Total return+............................................        20.25%           18.10%        30.90%        (3.40%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.........................................         1.66%++          1.67%         1.65%         1.68%++
  Total expenses, excluding indirectly paid expenses.....         1.66%++           N/A           N/A           N/A
  Net investment income..................................         0.94%++          1.00%         2.03%         2.16%++
Portfolio turnover rate..................................            6%              91%           53%           70%
Average commission rate paid per share...................     $ 0.0600          $0.0588           N/A           N/A
NET ASSETS END OF PERIOD (THOUSANDS).....................     $  2,507          $ 1,458       $   811       $   485

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from September 2, 1994 (commencement of class operations) to December 31, 1994.
# The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                                    VALUE FUND

[Value Fund logo appears here]

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                              SEVEN MONTHS
                                                 ENDED                             YEAR ENDED DECEMBER 31,
                                             JULY 31, 1997#       1996         1995         1994         1993         1992
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD.......      $  20.57         $ 20.45      $ 16.61      $ 17.63      $ 17.11      $ 17.08
INCOME FROM INVESTMENT OPERATIONS
Net investment income.....................          0.25            0.44         0.57         0.56         0.52         0.49
Net realized and unrealized gain (loss) on
  investments.............................          4.03            3.49         4.72        (0.20)        1.12         0.90
Total from investment operations..........          4.28            3.93         5.29         0.36         1.64         1.39
LESS DISTRIBUTIONS FROM
Net investment income.....................         (0.21)          (0.47)       (0.55)       (0.56)       (0.52)       (0.49)
Net realized gain on investments..........             0           (3.32)       (0.90)       (0.82)       (0.58)       (0.87)
In excess of net investment income........             0               0            0            0        (0.02)           0
In excess of net realized gain on
  investments.............................             0           (0.02)           0            0            0            0
Total distributions.......................         (0.21)          (3.81)       (1.45)       (1.38)       (1.12)       (1.36)
NET ASSET VALUE END OF
  PERIOD..................................      $  24.64         $ 20.57      $ 20.45      $ 16.61      $ 17.63      $ 17.11
Total return..............................         20.93%          19.20%       32.20%        2.10%        9.70%        8.30%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..........................          0.67%++         0.66%        0.65%        0.68%        0.65%        0.68%
  Total expenses, excluding indirectly
    paid expenses.........................          0.67%++          N/A          N/A          N/A          N/A          N/A
  Total expenses, excluding fee waivers &
    expense reimbursements................           N/A             N/A          N/A          N/A          N/A         0.69%
  Net investment income...................          1.91%++         2.02%        3.02%        3.21%        2.98%        2.90%
Portfolio turnover rate...................             6%             91%          53%          70%          46%          56%
Average commission rate paid per share....      $ 0.0600         $0.0588          N/A          N/A          N/A          N/A
NET ASSETS END OF PERIOD (MILLIONS).......      $  1,149         $   996      $   761      $   507      $   463      $   326


                                    YEAR ENDED DECEMBER 31,
                                             1991*
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF PERIOD.......  $ 14.28
INCOME FROM INVESTMENT OPERATIONS
Net investment income.....................     0.47
Net realized and unrealized gain (loss) on
  investments.............................     3.53
Total from investment operations..........     4.00
LESS DISTRIBUTIONS FROM
Net investment income.....................    (0.47)
Net realized gain on investments..........    (0.73)
In excess of net investment income........        0
In excess of net realized gain on
  investments.............................        0
Total distributions.......................    (1.20)
NET ASSET VALUE END OF
  PERIOD..................................  $ 17.08
Total return..............................    25.40%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses..........................     0.69%++
  Total expenses, excluding indirectly
    paid expenses.........................      N/A
  Total expenses, excluding fee waivers &
    expense reimbursements................     0.77%++
  Net investment income...................     3.04%++
Portfolio turnover rate...................       69%
Average commission rate paid per share....      N/A
NET ASSETS END OF PERIOD (MILLIONS).......  $   271

++ Annualized.
* For the period from January 3, 1991 (commencement of class operations) to December 31, 1991.
# The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
                              FUND FOR TOTAL RETURN

                                       [Fund for Total Return logo appears here]

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    EIGHT MONTHS
                                                                       ENDED                 YEAR ENDED NOVEMBER 30,
                                                                   JULY 31, 1997#     1996       1995       1994       1993
CLASS A SHARES
NET ASSET VALUE, BEGINNING OF PERIOD..............................    $  17.33       $ 13.83    $ 11.75    $ 12.31    $ 12.06
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................................        0.18          0.26       0.25       0.24       0.21
Net realized and unrealized gain (loss) on investments............        3.34          3.83       2.80      (0.56)      1.31
Total from investment operations..................................        3.52          4.09       3.05      (0.32)      1.52
LESS DISTRIBUTIONS FROM
Net investment income.............................................       (0.16)        (0.26)     (0.25)     (0.24)     (0.21)
In excess of net investment income................................           0             0      (0.07)         0      (0.03)
Net ralized gains on investments..................................           0         (0.33)     (0.65)         0      (1.03)
Total distributions...............................................       (0.16)        (0.59)     (0.97)     (0.24)     (1.27)
NET ASSET VALUE, END OF PERIOD....................................    $  20.69       $ 17.33    $ 13.83    $ 11.75    $ 12.31
Total return+.....................................................       20.40%        29.83%     26.57%     (2.65%)    12.67%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS
  Total expenses..................................................        1.24%++       1.41%      1.69%      1.59%      1.85%
  Total expenses, excluding indirectly paid expenses..............        1.22%++       1.39%      1.67%       N/A        N/A
  Total expenses, excluding fee waivers & expense reimbursements..         N/A           N/A        N/A        N/A        N/A
  Net investment income...........................................        1.46%++       1.66%      1.94%      1.93%      1.63%
Portfolio turnover rate...........................................          41%           41%        77%        57%        92%
Average commission rate paid per share............................    $ 0.0501       $0.0037        N/A        N/A        N/A
NET ASSETS, END OF PERIOD (THOUSANDS).............................    $ 47,812       $40,487    $27,037    $23,162    $26,367

                                                                               YEAR ENDED NOVEMBER 30,
                                                                    1992       1991       1990       1989       1988       1987*
CLASS A SHARES (CONTINUED)
NET ASSET VALUE, BEGINNING OF PERIOD.............................. $ 11.45    $ 10.29    $ 10.89    $  9.41    $  8.59    $ 10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................................    0.23       0.34       0.41       0.42       0.46       0.30
Net realized and unrealized gain (loss) on investments............    1.19       1.38      (0.61)      2.01       0.89      (1.47)
Total from investment operations..................................    1.42       1.72      (0.20)      2.43       1.35      (1.17)
LESS DISTRIBUTIONS FROM
Net investment income.............................................   (0.23)     (0.35)     (0.40)     (0.42)     (0.53)     (0.24)
In excess of net investment income................................   (0.05)     (0.05)         0          0          0          0
Net ralized gains on investments..................................   (0.53)     (0.16)         0      (0.53)         0          0
Total distributions...............................................   (0.81)     (0.56)     (0.40)     (0.95)     (0.53)     (0.24)
NET ASSET VALUE, END OF PERIOD.................................... $ 12.06    $ 11.45    $ 10.29    $ 10.89    $  9.41    $  8.59
Total return+.....................................................   12.56%     16.70%     (1.85%)    26.17%     15.98%     11.94%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS
  Total expenses..................................................    1.85%      1.88%      2.00%      2.00%      1.47%     1.00%+++
  Total expenses, excluding indirectly paid expenses..............     N/A        N/A        N/A        N/A        N/A        N/A
  Total expenses, excluding fee waivers & expense reimbursements..     N/A        N/A       2.41%      2.48%      2.92%     4.77%+++
  Net investment income...........................................    1.87%      2.98%      3.85%      3.94%      4.87%     4.94%+++
Portfolio turnover rate...........................................      66%        43%        51%        50%        64%        16%
Average commission rate paid per share............................     N/A        N/A        N/A        N/A        N/A        N/A
NET ASSETS, END OF PERIOD (THOUSANDS)............................. $23,607    $22,974    $22,080    $22,764    $20,735    $ 7,672

+   Initial sales charge or contingent deferred sales charge is not reflected.
++  Annualized.
+++ Annualized for the period from April 14, 1987 (commencement of investment operations) to November 30, 1987.
#   The Fund changed its fiscal year end from November 30 to July 31, effective
July 31, 1997.
* For the period from February 13, 1987 (commencement of operations) to November 30, 1987.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
                              FUND FOR TOTAL RETURN

[Fund for Total Return logo appears here]

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           EIGHT MONTHS
                                                              ENDED                 YEAR ENDED NOVEMBER 30,
                                                          JULY 31, 1997#     1996       1995       1994       1993*
CLASS B SHARES
NET ASSET VALUE, BEGINNING OF PERIOD.....................    $  17.31       $ 13.84    $ 11.77    $ 12.32    $ 12.65
INCOME FROM INVESTMENT OPERATIONS
Net investment income....................................        0.09          0.15       0.15       0.15       0.10
Net realized and unrealized gain (loss) on investments...        3.31          3.80       2.82      (0.56)      0.74
Total from investment operations.........................        3.40          3.95       2.97      (0.41)      0.84
LESS DISTRIBUTIONS FROM
Net investment income....................................       (0.08)        (0.15)     (0.15)     (0.14)     (0.10)
In excess of net investment income.......................           0             0      (0.10)         0      (0.04)
Net realized gains on investments........................           0         (0.33)     (0.65)         0      (1.03)
Total distributions......................................       (0.08)        (0.48)     (0.90)     (0.14)     (1.17)
NET ASSET VALUE, END OF PERIOD...........................    $  20.63       $ 17.31    $ 13.84    $ 11.77    $ 12.32
Total return+............................................       19.68%        28.73%     25.59%     (3.36%)     6.68%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS
  Total expenses.........................................        2.02%++       2.18%      2.47%      2.31%      2.64%++
  Total expenses, excluding indirectly paid expenses.....        2.00%++       2.16%      2.46%       N/A        N/A
  Net investment income..................................        0.58%++       0.88%      1.06%      1.27%      0.84%++
Portfolio turnover rate..................................          41%           41%        77%        57%        92%
Average commission rate paid per share...................    $ 0.0501       $0.0037        N/A        N/A        N/A
NET ASSETS, END OF PERIOD (THOUSANDS)....................    $ 94,309       $43,526    $20,605    $ 7,314    $ 4,283

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from February 1, 1993 (commencement of class operations) to November 30, 1993.
# The Fund changed its fiscal year end from November 30 to July 31, effective July 31, 1997.

                                                            EIGHT MONTHS
                                                               ENDED                 YEAR ENDED NOVEMBER 30,
                                                           JULY 31, 1997#     1996       1995       1994       1993*
CLASS C SHARES
NET ASSET VALUE, BEGINNING OF PERIOD.....................     $  17.32       $ 13.85    $ 11.78    $ 12.33    $ 12.65
INCOME FROM INVESTMENT OPERATIONS
Net investment income....................................         0.09          0.14       0.16       0.15       0.10
Net realized and unrealized gain (loss) on investments...         3.32          3.81       2.81      (0.56)      0.75
Total from investment operations.........................         3.41          3.95       2.97      (0.41)      0.85
LESS DISTRIBUTIONS FROM
Net investment income....................................        (0.08)        (0.15)     (0.16)     (0.14)     (0.10)
In excess of net investment income.......................            0             0      (0.09)         0      (0.04)
Net realized gain on investments.........................            0         (0.33)     (0.65)         0      (1.03)
Total distributions......................................        (0.08)        (0.48)     (0.90)     (0.14)     (1.17)
NET ASSET VALUE, END OF PERIOD...........................     $  20.65       $ 17.32    $ 13.85    $ 11.78    $ 12.33
Total return+............................................        19.73%        28.71%     25.57%     (3.36%)     6.76%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS
  Total expenses.........................................         2.01%++       2.17%      2.47%      2.34%      2.64%++
  Total expenses, excluding indirectly paid expenses.....         1.99%++       2.15%      2.44%       N/A        N/A
  Net investment income..................................         0.66%++       0.89%      1.16%      1.21%      0.83%++
Portfolio turnover rate..................................           41%           41%        77%        57%        92%
Average commission rate paid per share...................     $ 0.0501       $0.0037        N/A        N/A        N/A
NET ASSETS, END OF PERIOD (THOUSANDS)....................     $ 21,125       $14,562    $ 9,503    $ 5,968    $ 5,030

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from February 1, 1993 (commencement of class operations) to November 30, 1993.
# The Fund changed its fiscal year end from November 30 to July 31, effective July 31, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
                              FUND FOR TOTAL RETURN

                                       [Fund for Total Return logo appears here]

                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                            FOR THE PERIOD FROM
                                                                                                             JANUARY 13, 1997
                                                                                                             (DATE OF INITIAL
                                                                                                             PUBLIC OFFERING)
                                                                                                             TO JULY 31, 1997#
CLASS Y SHARES
NET ASSET VALUE, BEGINNING OF PERIOD.....................................................................         $ 17.74
INCOME FROM INVESTMENT OPERATIONS
Net investment income....................................................................................            0.18
Net realized and unrealized gain on investments..........................................................            2.86
Total from investment operations.........................................................................            3.04
LESS DISTRIBUTIONS FROM
Net investment income....................................................................................           (0.16)
Total distributions......................................................................................           (0.16)
NET ASSET VALUE, END OF PERIOD...........................................................................         $ 20.62
Total return.............................................................................................           17.22%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS
  Total expenses.........................................................................................            1.34%++
  Total expenses, excluding indirectly paid expenses.....................................................            1.34%++
  Net investment income..................................................................................            0.79%++
Portfolio turnover rate..................................................................................              41%
Average commission rate paid per share...................................................................         $0.0501
NET ASSETS, END OF PERIOD (THOUSANDS)....................................................................         $    93

++ Annualized.
# The Fund changed its fiscal year end from November 30 to July 31, effective July 31, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                              GROWTH AND INCOME FUND
[G&I Fund logo
appears here]
                            SCHEDULE OF INVESTMENTS
                                 July 31, 1997

  SHARES                                                 VALUE
COMMON STOCKS-- 77.2%
                   BANKS-- 4.7%
   118,440         Banc One Corp.................... $    6,647,445
    80,000         Bank of New York Co., Inc.
                     (The)..........................      3,885,000
   191,000         BSB Bancorp, Inc.................      7,425,125
    94,000         Carolina First Corp..............      1,586,250
   101,250         Central Fidelity Banks, Inc......      4,037,344
    41,750         Crestar Financial Corp...........      1,970,078
    45,000         Cullen/Frost Bankers, Inc........      2,103,750
   157,500         First Security Corp..............      4,232,812
    39,700         First Virginia Banks, Inc........      2,788,925
   210,000         Hibernia Corp. Cl. A.............      3,176,250
    83,700         Norwest Corp.....................      5,278,331
    65,000         Peoples Heritage Financial
                     Group..........................      2,591,875
   110,000         State Street Boston Corp.........      6,166,875
    45,000         Summit Bancorp...................      2,652,188
   108,900         Susquehanna Bancshares, Inc......      3,021,975
    20,000         Wells Fargo & Co.................      5,498,750
                                                         63,062,973
                   BUILDING, CONSTRUCTION &
                   FURNISHINGS-- 1.2%
   320,000      *  Furniture Brands International,
                     Inc............................      6,580,000
   113,000         Lone Star Industries, Inc........      5,989,000
    80,000         Medusa Corp......................      3,700,000
                                                         16,269,000
                   BUSINESS EQUIPMENT &
                   SERVICES-- 11.4%
   502,500         Air Express International Corp...     15,546,094
   815,000         Circle International Group,
                     Inc............................     21,190,000
    48,000      *  Cisco Systems, Inc...............      3,819,000
   350,000         Computer Associates
                     International, Inc.............     23,821,875
   120,000      *  Compuware Corp...................      7,425,000
   133,000         Equifax, Inc.....................      4,513,688
   300,000      *  Medic Computer Systems, Inc......      8,100,000
   500,000      *  Metromail Corp...................     10,031,250
    10,000      *  MSC Industrial Direct Co., Inc...        432,500
    78,000      *  Oracle Systems Corp..............      4,246,125
   640,200         Pittston Burlington Group........     15,844,950
   500,000      *  Platinum Technology Corp.........      7,750,000
   235,000      *  Policy Management Systems Corp...     12,822,187
   900,000         Reynolds & Reynolds Co. (The),
                     Cl. A..........................     17,437,500
    50,000         Wackenhut Corp. (The) Cl. B......        943,750
                                                        153,923,919
  SHARES                                                 VALUE
COMMON STOCKS-- CONTINUED
                   CHEMICAL & AGRICULTURAL
                   PRODUCTS-- 3.6%
    65,000         Air Products & Chemicals, Inc.... $    5,732,187
    79,000         Du Pont (E. I.) De Nemours &
                     Co.............................      5,288,062
   265,000         Engelhard Corp...................      5,697,500
   165,000         Grace (W.R.) & Co................     10,147,500
    42,300         H.B. Fuller Co...................      2,183,738
    79,000         Pioneer Hi-Bred International,
                     Inc............................      5,846,000
   260,000         Praxair, Inc.....................     14,332,500
                                                         49,227,487
                   COMMUNICATION SYSTEMS &
                   SERVICES-- 0.7%
   160,000      *  AirTouch Communications..........      5,270,000
   168,000      *  Aspect Telecommunications Corp...      3,551,625
                                                          8,821,625
                   CONSUMER PRODUCTS &
                   SERVICES-- 2.6%
    96,000         Campbell Soup Co.................      4,980,000
    90,000         Colgate-Palmolive Co.............      6,817,500
    45,000         CPC International, Inc...........      4,317,187
    52,000         Gillette Co. (The)...............      5,148,000
    72,000         Harley-Davidson, Inc.............      3,834,000
   150,000         Philip Morris Companies, Inc.....      6,768,750
   105,000         UST, Inc.........................      3,051,563
                                                         34,917,000
                   DIVERSIFIED COMPANIES-- 1.3%
    70,200         General Electric Co..............      4,927,162
    35,000      *  ITT Corp.........................      2,237,813
   195,000         ITT Industries, Inc..............      5,520,937
   125,000         Morton International, Inc........      4,179,688
                                                         16,865,600
                   ELECTRICAL EQUIPMENT &
                   SERVICES-- 5.7%
    57,000      *  3Com Corp........................      3,117,188
    80,000      *  Adaptec, Inc.....................      3,370,000
    42,000      *  Applied Materials, Inc...........      3,858,750
   201,000         AVX Corp.........................      6,356,625
   165,000         Baldor Electric Co...............      5,156,250
   205,000         Belden, Inc......................      7,943,750
    70,000         Dallas Semiconductor Corp........      2,734,375
    72,000         Intel Corp.......................      6,610,500
   210,000      *  KLA Instruments Corp.............     12,718,125
    85,000      *  Lam Research Corp................      4,494,375
    42,000      *  LSI Logic Corp...................      1,325,625

                                  (CONTINUED)

                                    EVERGREEN
                              GROWTH AND INCOME FUND
                                                               [G&I Fund logo
                                                                appears here]
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 July 31, 1997

  SHARES                                                 VALUE

COMMON STOCKS-- CONTINUED
                   ELECTRICAL EQUIPMENT &
                   SERVICES-- CONTINUED
     3,875      *  NCR Corp......................... $      124,242
   500,000         Sensormatic Electronics Corp.....      6,687,500
   200,000      *  Unitrode Corp....................     11,887,500
                                                         76,384,805
                   ENERGY-- 6.9%
    25,000         Anadarko Petroleum Corp..........      1,746,875
   134,000      *  Atwood Oceanics, Inc.............     11,390,000
   250,000         Berry Petroleum Co. Cl. A........      4,203,125
    45,000         Coastal Corp. (The)..............      2,446,875
   165,000      *  Denbury Resources, Inc...........      2,877,188
    63,140         Halliburton Co...................      2,904,440
   110,000      *  Houston Exploration, Co. (The)...      1,794,375
    25,000         Kerr-McGee Corp..................      1,565,625
    66,161         Monterey Resources, Inc..........      1,008,955
    95,000         Murphy Oil Corp..................      4,945,938
   425,000      *  Oryx Energy Co...................     10,492,187
   775,000      *  Reading & Bates Corp.............     25,768,750
   150,000      *  Santa Fe Energy Resources, Inc...      1,293,750
   350,000         Southwestern Energy Co...........      4,812,500
   100,000         Tosco Corp.......................      3,131,250
    95,000         Transocean Offshore, Inc.........      7,760,312
    63,520         Union Pacific Resource Group,
                     Inc............................      1,568,150
    87,000         Williams Companies, Inc. (The)...      3,980,250
                                                         93,690,545
                   FINANCE & INSURANCE-- 3.4%
   340,000         Federal Home Loan Mortgage
                     Corp...........................     12,261,250
   290,000         Federal National Mortgage
                     Association....................     13,720,625
   100,000         Hartford Financial Services
                     Group, Inc. (The)..............      8,712,500
   115,000         LaSalle Re Holdings, Ltd.........      3,838,125
    67,500         Meadowbrook Insurance Group,
                     Inc............................      1,729,687
   106,000         Price (T.) Rowe & Associates,
                     Inc............................      5,750,500
                                                         46,012,687
                   FOOD RETAILING & DISTRIBUTION--
                   0.1%
    50,000      *  Dominick's Supermarkets, Inc.....      1,450,000
                   FOREST PRODUCTS-- 0.2%
   120,000         Deltic Timber Corp...............      3,262,500
  SHARES                                                 VALUE
COMMON STOCKS-- CONTINUED
                   HEALTHCARE PRODUCTS &
                   SERVICES-- 11.2%
   110,000         Abbott Laboratories.............. $    7,198,125
    65,000      *  Amgen, Inc.......................      3,822,813
   110,000      *  Elan Corp, plc...................      5,225,000
   425,000      *  Foundation Health Systems, Inc.
                     Cl. A..........................     13,759,375
   178,500      *  Health Management Associates,
                     Inc. Cl. A.....................      5,700,844
    55,000      *  HealthCare COMPARE Corp..........      3,135,000
   206,000      *  HEALTHSOUTH Corp.................      5,459,000
    24,000         Johnson & Johnson................      1,495,500
    90,100      *  Laboratory Corp. of America
                     Holdings.......................        225,250
   290,000      *  Lincare Holdings, Inc............     14,210,000
   235,000      *  Living Centers of America, Inc...      9,238,437
    60,000         Manor Care, Inc..................      1,980,000
   200,000         McKesson Corp....................     17,337,500
    42,350      *  MedPartners, Inc.................      1,005,813
    99,200         Pfizer, Inc......................      5,914,800
   226,000         Schering-Plough Corp.............     12,331,125
   225,000         Shared Medical System Corp.......     12,150,000
    25,000      *  Spacelabs Medical, Inc...........        550,000
   138,000      *  Sybron International Corp........      5,649,375
   120,000      *  Tenet Healthcare Corp............      3,592,500
    95,000      *  Vencor, Inc......................      3,829,687
    34,000         Warner-Lambert Co................      4,749,375
    40,020      *  Wellpoint Health Networks, Inc...      1,970,985
   370,000         West Co., Inc. (The).............     10,868,750
                                                        151,399,254
                   INDUSTRIAL SPECIALTY PRODUCTS
                   & SERVICES-- 5.4%
    42,625      *  Autoliv, Inc.....................      1,483,883
   150,000         Borg-Warner Automotive, Inc......      8,362,500
    42,000         Carpenter Technology Corp........      1,995,000
    65,500         Danaher Corp.....................      3,631,156
    51,000         Dover Corp.......................      3,640,125
    53,200         J & L Specialty Steel, Inc.......        718,200
   525,000         JLG Industries, Inc..............      5,807,812
    33,500         Magna Group, Inc.................      2,236,125
    23,650         Newmont Mining Corp..............        975,563
   594,000         Pittston Brink's Group...........     20,678,625
   300,000      *  Strattec Security Corp.**........      5,925,000
   210,000         Sundstrand Corp..................     13,020,000
    15,000         Tecumseh Products Co. Cl. A......        843,750
    25,000         Vulcan Materials Co..............      2,146,875
    22,500         York International Corp..........      1,087,031
                                                         72,551,645

                                  (CONTINUED)

                                    EVERGREEN
                              GROWTH AND INCOME FUND
[G&I Fund logo
appears here]
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 July 31, 1997

  SHARES                                                 VALUE

COMMON STOCKS-- CONTINUED
                   INFORMATION SERVICES &
                   TECHNOLOGY-- 0.2%
    63,436         First Data Corp.................. $    2,767,396
                   LEISURE & TOURISM-- 1.8%
    90,000         Carnival, Corp. Cl. A............      3,791,250
    60,000      *  Choice Hotels Holdings, Inc......      1,087,500
   821,400         Gaylord Entertainment Co. Cl. A..     19,046,212
                                                         23,924,962
                   PAPER & PACKAGING-- 0.2%
    75,000         Westvaco Corp....................      2,507,813
                   PUBLISHING, BROADCASTING &
                   ENTERTAINMENT-- 7.1%
   248,820      *  American Radio Systems Corp.
                     Cl. A..........................     10,792,567
    49,805         Comcast Corp.....................      1,129,951
    39,000         Disney Walt Co. (The)............      3,151,688
   270,000      *  Emmis Broadcasting Corp. Cl. A...     11,508,750
    42,000      *  Evergreen Media Corp. Cl. A......      1,932,000
   425,000      *  Jacor Communications, Inc........     18,221,875
    63,300      *  Katz Media Group, Inc............        684,431
    40,000         Knight-Ridder, Inc...............      1,987,500
   275,000      *  Lin Television Corp..............     13,234,375
    15,000         McGraw-Hill Companies, Inc.......      1,017,188
    43,000         Scripps, (E.W.) , Inc............      1,757,625
   185,000         TCA Cable TV, Inc................      6,983,750
   250,000         Time Warner, Inc.................     13,640,625
    50,000      *  U.S. West, Inc...................      1,103,125
    35,000      *  Univision Communications, Inc.
                     Cl. A..........................      1,505,000
     8,276      *  Viacom Inc. Cl. A................        252,935
     2,800         Washington Post Co. (The)........      1,158,500
   168,000      *  Young Broadcasting Inc. Cl. A....      5,166,000
                                                         95,227,885
                   RETAILING & WHOLESALE-- 0.4%
   109,800      *  Carson Pirie Scott & Co..........      3,643,987
    12,500         Mercantile Stores Co., Inc.......        839,844
    20,000         Sears, Roebuck & Co..............      1,266,250
                                                          5,750,081
                   THRIFT INSTITUTIONS-- 1.9%
   515,000         Webster Financial Corp...........     26,200,625
                   TRANSPORTATION-- 5.2%
   840,000      *  Atlas Air, Inc...................     22,260,000
   190,000         Burlington Northern Santa Fe.....     18,346,875
   202,200         Kansas City Southern Industries,
                     Inc............................     15,240,825
  SHARES                                                 VALUE
COMMON STOCKS-- CONTINUED
                   TRANSPORTATION-- CONTINUED
   126,000         Petroleum Helicopters, Inc....... $    2,047,500
   170,000         Union Pacific Corp...............     12,186,875
                                                         70,082,075
                   UTILITIES-- 2.0%
    62,000         AT & T Corp......................      2,282,375
   100,000         Century Telephone Enterprises,
                     Inc............................      3,675,000
    64,000         Commonwealth Energy System.......      1,636,000
    70,000         Houston Industries., Inc.........      1,465,625
    50,000         Illinova Corp....................      1,178,125
    75,000         MCI Communications Corp..........      2,648,437
    40,000         Texas Utilities Co...............      1,417,500
   400,000         TNP Enterprises, Inc.............      9,800,000
    45,000         Unicom Corp......................      1,020,938
    60,000      *  WorldCom, Inc....................      2,096,250
                                                         27,220,250
                   TOTAL COMMON STOCKS
                     (COST $675,874,912)............  1,041,520,127
PREFERRED STOCKS-- 0.0% (A)
                   HEALTHCARE PRODUCTS &
                   SERVICES-- 0.0% (A)
   130,000      *  Fresenius National Med Care, Inc.
                     Series D.......................          9,750
                   TOTAL PREFERRED STOCKS
                     (COST $22,740).................          9,750
CORPORATE BONDS-- 0.2%
                   ENERGY-- 0.1%
                   Columbia Gas Systems, Inc. (The)
   106,000         6.39%, 11/28/00..................        106,511
   101,000         6.61%, 11/28/02..................        102,431
   101,000         6.80%, 11/28/05..................        102,803
   101,000         7.05%, 11/28/07..................        104,020
   101,000         7.32%, 11/28/10..................        104,639
   101,000         7.42%, 11/28/15..................        102,954
   101,000         7.62%, 11/28/25..................        103,187
                                                            726,545
                   PUBLISHING, BROADCASTING &
                   ENTERTAINMENT-- 0.1%
                   Time Warner, Inc.
   206,000         6.7725%, 8/15/00.................        206,207
   123,000         7.975%, 8/15/04..................        130,578
   247,000         8.11%, 8/15/06...................        266,452
   247,000         8.18%, 8/15/07...................        267,709
    92,000         Viacom Inc.
                     8.00%, 7/7/06..................         91,080
                                                            962,026
                   TOTAL CORPORATE BONDS
                     (COST $1,595,465)..............      1,688,571

                                  (CONTINUED)

                                    EVERGREEN
                              GROWTH AND INCOME FUND
                                                               [G&I Fund logo
                                                                appears here]

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 July 31, 1997

  SHARES                                                 VALUE

SHORT-TERM INVESTMENTS-- 22.1%
                   COMMERCIAL PAPER-- 19.4%
                   AC Acquisition Holding Co.
12,325,000         5.58%, 8/21/97................... $   12,286,792
 1,100,000         5.48%, 9/16/97...................      1,092,298
 7,800,000         American Honda Finance Corp.
                     5.53%, 9/12/97.................      7,749,677
 1,300,000         BankAmerica Corp.
                     5.52%, 8/5/97..................      1,299,203
13,600,000         BMW U.S. Capital Corp.
                     5.54%, 8/22/97.................     13,556,049
   250,000         Case Equipment Loan Trust
                     5.50%, 9/5/97..................        248,663
                   Columbia/HCA Healthcare Corp.
12,700,000         5.53%, 8/29/97...................     12,645,376
 3,400,000         5.54%, 9/9/97....................      3,379,594
10,450,000         Dupont (E.I.) De Nemours & Co.
                   5.50%, 8/27/97...................     10,408,490
 4,200,000         Finova Capital Corp.
                     5.53%, 9/4/97..................      4,178,064
   800,000         Four Winds Funding Corp.
                     5.54%, 8/15/97.................        798,277
 2,500,000         Lucent Technologies, Inc.
                     5.49%, 8/8/97..................      2,497,331
                   Market Street Funding Corp.
 2,150,000         5.54%, 8/22/97...................      2,143,052
 3,350,000         5.53%, 9/22/97...................      3,323,241
 9,500,000         5.55%, 9/22/97...................      9,423,842
 2,150,000         Martin Marietta Corp.
                     5.63%, 8/7/97..................      2,147,983
 6,900,000         Merrill Lynch & Co., Inc.
                     5.52%, 9/3/97..................      6,865,086
 3,400,000         Metropolitan Life, Inc.
                     5.53%, 8/12/97.................      3,394,255
20,000,000         National Fuel Gas Co.
                     5.52%, 9/22/97.................     19,840,533
12,325,000         Pepsico, Inc.
                     5.53%, 8/15/97.................     12,298,494
16,750,000         PHH Corp.
                     5.57%, 8/21/97.................     16,698,168
  SHARES                                                 VALUE
SHORT-TERM INVESTMENTS-- CONTINUED
                   COMMERCIAL PAPER-- CONTINUED
15,000,000         Sharp Electronics Corp.
                     5.52%, 9/19/97................. $   14,887,300
12,350,000         Shell Oil Co.
                     5.45%, 8/25/97.................     12,305,128
 8,600,000         Sigma Finance, Inc.
                     5.52%, 9/22/97.................      8,531,429
 6,400,000         Southland Corp.
                     5.57%, 8/7/97..................      6,394,059
20,000,000         Sumamer Life Insurance
                     5.50%, 8/11/97.................     19,969,445
 9,150,000         Toyota Motor Credit Corp.
                     5.50%, 8/14/97.................      9,131,827
19,000,000         Trident Capital Finance, Inc.
                     5.52%, 9/4/97..................     18,900,947
   700,000         Twin Towers, Inc.
                     5.52%, 9/5/97..................        696,243
   250,000         UBS Finance Delaware, Inc.
                     5.50%, 8/7/97..................        249,771
10,000,000         Windmill Funding Corp.
                     5.55%, 8/21/97.................      9,969,167
14,000,000         Xerox Corp.
                     5.46%, 8/28/97.................     13,942,670
                                                        261,252,454
                   GOVERNMENT AGENCY NOTES &
                   BONDS-- 2.7%
20,000,000         Federal Home Loan Mortgage
                     5.36%, 8/22/97.................     19,937,467
17,000,000         Federal National Mortgage
                     Association
                     5.39%, 8/29/97.................     16,928,732
                                                         36,866,199
                   TOTAL SHORT-TERM INVESTMENTS
                     (COST $298,118,653)............    298,118,653

                   TOTAL INVESTMENTS--
                     (COST $975,611,770)....   99.5%  1,341,337,101
                   OTHER ASSETS AND
                     LIABILITIES-- NET......     0.5      7,355,278
                   NET ASSETS...............  100.0% $1,348,692,379

 * Non-income producing securities.
** Investment in a non-controlled affiliate. The Fund owns over 5% of outstanding voting securities. The Fund has a cost basis of $4,482,537 in this issue at July 31, 1997. The Fund did not earn any income from this investment during the period ended July 31, 1997.
 (a) Less than one-tenth of a percent.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                              INCOME AND GROWTH FUND
[I&G Fund logo
appears here]

                            SCHEDULE OF INVESTMENTS
                                 July 31, 1997


  SHARES                                                 VALUE
COMMON STOCKS-- 73.0%
                   AUTOMOTIVE EQUIPMENT &
                   MANUFACTURING-- 0.5%
    99,900         Dana Corp......................... $  4,539,206
                   BANKS-- 17.8%
    17,850         AmSouth Bancorp...................      770,897
 2,200,000         Australian & New Zealand Banking
                     Group Ltd.......................   17,592,366
   142,000         BancorpSouth, Inc.................    4,260,000
   230,402         Bank of Melbourne Ltd.............    1,691,314
    49,000         Bankers Trust New York Corp.......    4,958,187
   192,500      +  CB Bancshares, Inc................    6,785,625
    24,850         CCB Financial Corp................    2,068,762
 1,908,000         Commonwealth Bank of Australia....   17,489,820
    30,000         Deposit Guaranty Corp.............      982,500
    77,606         F&M National Corp.................    2,100,212
   490,300         First Hawaiian, Inc...............   18,386,250
     3,000         First of America Bank Corp........      166,500
    20,000         First Tennessee National Corp.....    1,040,000
    80,500         First Virginia Banks, Inc.........    5,655,125
     7,500         Firstbank of Illinois Co..........      323,438
     4,100         FirstMerit Corp...................      199,875
   150,000         Fleet Financial Group, Inc........   10,181,250
    33,551         Hudson Chartered Bancorp, Inc.....      949,913
   212,940         Interchange Financial Services
                     Corp............................    4,764,532
   203,251         Jefferson Bankshares, Inc.........    8,079,227
   175,900         Magna Group, Inc..................    6,486,312
    12,000         Mercantile Bancorporation, Inc....      846,750
   257,400         National Australia Bank, Ltd......   18,790,200
   274,537         ONBANCorp, Inc....................   13,898,436
    12,500         One Valley Bancorp of West
                     Virginia, Inc...................      538,281
    79,254         Second Bancorp, Inc...............    1,842,656
    74,250         Susquehanna Bancshares, Inc.......    2,060,438
     3,500         United Bankshares, Inc............      152,688
   107,320         USBancorp, Inc....................    6,358,710
 1,700,000         Westpac Banking Corp., Ltd........   11,076,722
                                                       170,496,986
                   BUILDING, CONSTRUCTION &
                   FURNISHINGS-- 1.0%
   130,000         Armstrong World Industries,
                     Inc.............................    9,595,625
                   BUSINESS EQUIPMENT &
                   SERVICES-- 0.7%
    60,000         International Business Machines
                     Corp............................    6,345,000
  SHARES                                                 VALUE
COMMON STOCKS-- CONTINUED
                   CHEMICAL & AGRICULTURAL
                   PRODUCTS-- 1.5%
    60,000         Du Pont (E.I.) De Nemours & Co.... $  4,016,250
     2,310         Ems-Chemie Holding AG.............   10,343,967
                                                        14,360,217
                   CONSUMER PRODUCTS &
                   SERVICES-- 0.2%
   150,640         Knape & Vogt Manufacturing Co.....    2,410,240
                   DIVERSIFIED COMPANIES-- 1.1%
   524,900         Tomkins Plc, ADR..................   11,088,512
                   ELECTRICAL EQUIPMENT &
                   SERVICES-- 0.1%
    31,000         Westinghouse Electric Corp........      745,938
                   ENERGY-- 6.9%
   247,600         Consolidated Natural Gas Co.......   14,329,850
   353,600         Enron Global Power & Pipelines
                     LLC.............................   11,735,100
   513,200         Equitable Resources, Inc..........   15,299,775
   473,491         Monterey Resources, Inc...........    7,220,738
    60,000         Murphy Oil Corp...................    3,123,750
   131,150         Northwest Natural Gas Co..........    3,409,900
   684,429      *  Santa Fe Energy Resources, Inc....    5,903,200
 1,000,000         Santos Ltd.-- ADR.................    4,806,861
                                                        65,829,174
                   FINANCE & INSURANCE-- 2.1%
    50,000         Chubb Corp........................    3,534,156
   100,000         LaSalle Re Holdings, Ltd..........    3,337,500
   195,800         Ohio Casualty Corp................    9,202,600
    71,600         Provident Co., Inc................    4,537,650
                                                        20,611,906
                   FOOD & BEVERAGE PRODUCTS-- 0.3%
   105,600         Sbarro, Inc.......................    2,844,600
                   HEALTHCARE PRODUCTS &
                   SERVICES-- 3.3%
    45,000         Abbott Laboratories...............    2,944,687
    53,000         ADAC Laboratories.................    1,033,500
   100,000         Baxter International, Inc.........    5,781,250
    59,400         Bristol-Myers Squibb Co...........    4,659,187
   200,000         Glaxo Wellcome Plc-- ADR..........    8,500,000
    25,000         Rhone Poulenc Rorer, Inc..........    2,360,938
    47,500         Shared Medical System Corp........    2,565,000
   106,800         U.S. Surgical Corp................    3,964,950
                                                        31,809,512

                                  (CONTINUED)

                                    EVERGREEN
                              INCOME AND GROWTH FUND
                                                               [I&G Fund logo
                                                                appears here]

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 July 31, 1997

  SHARES                                                 VALUE

COMMON STOCKS-- CONTINUED
                   INDUSTRIAL SPECIALTY PRODUCTS &
                   SERVICES-- 0.2%
    15,000         Fisher Scientific International,
                     Inc............................. $    726,563
    26,000         Keystone International, Inc.......      940,875
                                                         1,667,438
                   METAL PRODUCTS & SERVICES-- 0.8%
   200,601         Freeport McMoRan Copper & Gold,
                     Inc. Class A....................    5,466,377
    29,800         Phelps Dodge Corp.................    2,534,863
                                                         8,001,240
                   PAPER & PACKAGING-- 0.4%
    60,000         Union Camp Corp...................    3,513,750
                   PUBLISHING, BROADCASTING &
                   ENTERTAINMENT-- 0.5%
   186,500         Reader's Digest Assn., Inc.
                     (The)...........................    4,650,844
                   REAL ESTATE-- 6.3%
    85,400         Bradley Real Estate, Inc. REIT....    1,601,250
    55,000         Burnham Pacific Properties, Inc.
                     REIT............................      783,750
   150,000         Columbus Realty Trust REIT........    3,553,125
   120,000         Crown American Realty Trust REIT..    1,162,500
   649,800         Evans Withycombe Residential, Inc.
                     REIT............................   13,767,637
   381,200         Gables Residential Trust REIT.....   10,173,275
   484,512         Horizon Group, Inc. REIT..........    6,450,066
   611,700      +  Kranzco Realty Trust REIT.........   10,513,594
    53,900         Patriot American Hospitality, Inc.
                     REIT............................    1,344,144
   158,000         Post Property, Inc. REIT..........    6,310,125
   157,500         Prentiss Properties Trust REIT....    4,095,000
    69,000         Sunstone Hotel Investors, Inc.
                     REIT............................      966,000
                                                        60,720,466
                   RETAILING & WHOLESALE-- 1.4%
   200,000         Mercantile Stores Co., Inc........   13,437,500
                   TELECOMMUNICATION SERVICES &
                   EQUIPMENT-- 0.3%
     5,000         Portugal Telecom SA, ADR..........      201,250
    95,000         Telefonica del Peru SA, ADR.......    2,345,313
                                                         2,546,563
                   THRIFT INSTITUTIONS-- 2.2%
    82,782         CFX Corp..........................    1,655,640
    30,800         Eagle Financial Corp..............    1,039,500
    56,000         First Essex Bancorp, Inc..........      994,000
   363,000         IPC Holdings Ltd..................   10,799,250
  SHARES                                                 VALUE
COMMON STOCKS-- CONTINUED
                   THRIFT INSTITUTIONS-- CONTINUED
   120,000         Jacksonville Bancorp, Inc......... $  1,965,000
    99,000      +  People's Savings Financial
                     Corp............................    4,257,000
                                                        20,710,390
                   TRANSPORTATION-- 1.7%
   452,000         KLM Royal Dutch Air Lines.........   16,159,000
                   UTILITIES-- ELECTRIC-- 15.4%
    54,100         Carolina Power & Light Co.........    1,927,312
   290,400         Central Hudson Gas & Electric
                     Corp............................    9,637,650
   155,200         Florida Progress Corp.............    4,995,500
   239,000         FPL Group, Inc....................   11,442,125
   749,000         Houston Industries., Inc..........   15,682,187
    94,900         Illinova Corp.....................    2,236,081
   200,000         LG&E Energy Corp..................    4,362,500
 1,177,100         Long Island Lighting Co...........   28,912,519
 1,400,000         PP&L Resources, Inc...............   28,612,500
   910,300         Public Service Enterprise Group,
                     Inc.............................   22,529,925
   201,300         Texas Utilities Co................    7,133,569
   400,200         TNP Enterprises, Inc..............    9,804,900
                                                       147,276,768
                   UTILITIES-- GAS-- 1.2%
    73,300         Chesapeake Utilities Corp.........    1,218,613
   115,900         New Jersey Resources Corp.........    3,665,337
   136,800         Peoples Energy Corp...............    5,249,700
    29,300         Piedmont Natural Gas Co., Inc.....      732,500
    10,000         South Jersey Industry, Inc........      227,500
     8,300         Yankee Energy System, Inc.........      199,200
                                                        11,292,850
                   UTILITIES-- TELEPHONE-- 2.6%
   565,100         Frontier Corp.....................   11,655,187
   100,000         GTE Corp..........................    4,650,000
   230,000         U.S. West Communications Group,
                     Inc.............................    8,409,375
                                                        24,714,562
                   OTHER SECURITIES-- 4.5%...........   43,421,850
                   TOTAL COMMON STOCKS
                     (COST $617,914,115).............  698,790,137
CONVERTIBLE PREFERRED-- 19.7%
                   BANKS-- 0.9%
   210,000         National Australia Bank, Ltd.
                     7.875%,.........................    6,168,750
    50,000         SunAmerica, Inc.
                     $3.188, PERCS...................    2,287,500
                                                         8,456,250

                                  (CONTINUED)

                                    EVERGREEN
                              INCOME AND GROWTH FUND
[I&G Fund logo
appears here]

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 July 31, 1997

  SHARES                                                 VALUE

CONVERTIBLE PREFERRED-- CONTINUED
                   CHEMICAL & AGRICULTURAL
                   PRODUCTS-- 2.5%
   655,700         Atlantic Richfield Co.
                     9.0%, DECS (Exchangeable for
                     Lyondell Petrochemical Co.
                     common stock)................... $ 16,146,613
   225,000         Merrill Lynch & Co., Inc.
                     6.25%, Series IGL, STRYPES
                     (Exchangeable for IMC Global,
                     Inc. common stock)..............    7,889,062
                                                        24,035,675
                   COMMUNICATION SYSTEMS &
                   SERVICES-- 3.0%
   696,000         AirTouch Communications
                     6.0%............................   22,098,000
    50,000         Worldcom, Inc.
                     8.0%, DECS......................    6,131,250
                                                        28,229,250
                   ENERGY-- 0.8%
    50,000         Calenergy Capital Trust
                     6.25%, TIDES....................    3,725,000
    50,000         Callon Petroleum Co.
                     8.50% Series A..................    1,931,250
    48,000         Nuevo Energy Co.
                     5.75%, Series A, TECONS.........    2,400,000
                                                         8,056,250
                   FINANCE & INSURANCE-- 1.8%
   205,000         Allstate Corp. (The)
                     6.76%, due 1998, DECS
                     (Exchangeable for PMI Group,
                     Inc. common stock)..............   10,070,625
   100,000         American General Corp.
                     $3.00, Series A, MIPS...........    6,950,000
                                                        17,020,625
                   FOOD & BEVERAGE PRODUCTS-- 2.6%
    23,900         Ralston Purina Co.
                     7.00%, SAILS (Exchangeable for
                     Interstate Bakeries common
                     stock)..........................    1,487,775
   405,000         Wendys Financing I
                     5.00%, TECONS...................   23,439,375
                                                        24,927,150
                   INDUSTRIAL SPECIALTY PRODUCTS &
                   SERVICES-- 0.3%
   150,000         Worthington Industries, Inc.
                     7.25%, DECS (Exchangeable for
                     Rouge Steel Co. common stock)...    2,550,000
  SHARES                                                 VALUE
CONVERTIBLE PREFERRED-- CONTINUED
                   METAL PRODUCTS & SERVICES-- 1.3%
   212,800         Freeport McMoRan Copper & Gold,
                     Inc. 7.0%, EDS.................. $  5,812,100
   120,000         Timet Capital Trust I
                     6.625%, BUCS, 144A..............    6,495,600
                                                        12,307,700
                   PAPER & PACKAGING-- 1.5%
   295,000         Crown Cork & Seal Co., Inc.
                     4.5%, MIPS......................   14,344,375
                   PUBLISHING, BROADCASTING &
                   ENTERTAINMENT-- 1.9%
   220,000         Houston Industries, Inc.
                     7.00%, ACES (Exchangeable for
                     Time Warner, Inc. common
                     stock)..........................   11,797,500
   253,000         Merrill Lynch & Co., Inc.
                     6.0%, STRYPES,
                     (exchangeable for Cox
                     Communications, Inc. common
                     stock)..........................    6,072,000
                                                        17,869,500
                   TRANSPORTATION-- 0.9%
    78,400         CNF Trust I
                     5.00%, Series A, TECONS.........    4,508,000
    75,000         Hvide Capital Trust
                     6.5%, 144A......................    4,650,000
                                                         9,158,000
                   UTILITIES-- 2.2%
    85,300         MCN Corp.
                     8.75%, PRIDES...................    2,473,700
   315,000         Philippine Long Distance Telephone
                     Co., GDS 7.00%, Series III......   18,742,500
                                                        21,216,200
                   TOTAL CONVERTIBLE PREFERRED
                     (COST $176,025,506).............  188,170,975
PRINCIPAL
  AMOUNT
CONVERTIBLE DEBENTURES-- 5.9%
                   BANKS-- 0.2%
$1,500,000         Magna Group, Inc.
                     8.75%, 11/1/98..................    2,025,000
                   BUSINESS EQUIPMENT &
                   SERVICES-- 0.1%
   750,000         Personnel Group Of America, Inc.
                     5.75%, 7/1/04, 144A.............      860,625

                                  (CONTINUED)

                                    EVERGREEN
                              INCOME AND GROWTH FUND
                                                                [I&G Fund logo
                                                                appears here]

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 July 31, 1997

PRINCIPAL
  AMOUNT                                                 VALUE

CONVERTIBLE DEBENTURES-- CONTINUED
                   ELECTRICAL EQUIPMENT &
                   SERVICES-- 2.4%
$3,000,000         Adaptec Inc.
                     4.75%, 2/1/04, 144A............. $  3,221,400
 3,500,000         HMT Technology Corp.
                     5.75%, 1/15/04, 144A............    3,185,000
 9,700,000         Photronics, Inc.
                     6.00%, 6/1/04...................   11,882,500
 2,500,000         Sci Systems, Inc.
                     5.00%, 5/1/06, 144A.............    4,362,500
                                                        22,651,400
                   ENERGY-- 0.6%
 3,775,000         Offshore Logistics, Inc.
                     6.00%, 12/15/03, 144A...........    4,133,625
 1,500,000         Swift Energy Co.
                     6.25%, 11/15/06.................    1,537,500
                                                         5,671,125
                   HEALTHCARE PRODUCTS &
                   SERVICES-- 0.3%
 1,320,000         Beverly Enterprises, Inc.
                     7.625%, 3/15/03.................    1,346,400
 1,369,000         Maxxim Medical, Inc.
                     6.75%, 3/1/03...................    1,533,280
                                                         2,879,680
                   INDUSTRIAL SPECIALTY PRODUCTS &
                   SERVICES-- 0.5%
   500,000         Robbins & Myers, Inc.
                     6.50%, 9/1/03...................      727,500
 3,000,000         Solectron Corp.
                     6.00%, 3/1/06, 144A.............    4,042,500
                                                         4,770,000
PRINCIPAL
  AMOUNT                                                 VALUE
CONVERTIBLE DEBENTURES-- CONTINUED
                   OIL FIELD SERVICES-- 0.7%
$1,250,000         Key Energy Group, Inc.
                     7.50%, 7/1/03, 144A............. $  2,712,500
 1,000,000         Nabors Industries, Inc.
                     5.00%, 5/15/06..................    1,855,000
 2,000,000         Seacor Holdings, Inc.
                     5.375%, 11/15/06................    2,240,000
                                                         6,807,500
                   RETAILING & WHOLESALE-- 1.1%
 5,000,000         Costco Wholesale Companies, Inc.
                     5.75%, 5/15/02..................    5,356,500
 4,000,000         Proffitt's, Inc.
                     4.75%, 11/1/03..................    4,900,000
                                                        10,256,500
                   TOTAL CONVERTIBLE DEBENTURES
                     (COST $47,069,353)..............   55,921,830
SHORT-TERM INVESTMENTS-- 1.4%
                   GOVERNMENT AGENCY NOTES &
                   BONDS-- 1.4%
13,200,000         Federal Home Loan Bank
                     5.43%, 8/27/97..................   13,148,234
                   TOTAL SHORT-TERM INVESTMENTS
                     (COST $13,148,234)..............   13,148,234

                   TOTAL INVESTMENTS--
                     (COST $854,157,208).....  100.0%  956,031,176
                   OTHER ASSETS AND
                     LIABILITIES-- NET.......     0.0      437,776
                   NET ASSETS................  100.0% $956,468,952

                                  (CONTINUED)

                                    EVERGREEN
                              INCOME AND GROWTH FUND
[I&G Fund logo
appears here]

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 July 31, 1997

 * Non-income producing securities.
+ Investment in a non-controlled affiliate. The Fund owns over 5% of outstanding voting securities. The Fund has a cost basis of $18,665,490 in these issues at July 31, 1997. The Fund earned $652,022 of income from these investments during the period ended July 31, 1997.

144A-- Rule 144A securities are restricted as to resale to qualified institutional investors.

ADR-- American Depository Receipts.
ACES-- Automatically Convertible Equity Securities.
BUCS-- Beneficial Unsecured Convertible Securities.
DECS-- Dividend Enhanced Convertible Stock.
EDS-- Exchangeable Depositary Shares.
GDS-- Global Depositary Shares.
MIPS-- Monthly Income Preferred Shares.
PERCS-- Preferred Equity Redemption Cumulative Stock.
PRIDES-- Preferred Redeemable Increased Dividend Equity Securities REIT-- Real Estate Investment Trust.
SAILS-- Stock Appreciation Income Linked Securities.
STRYPES-- Structured Yield Product Exchangeable for Stock.
TECONS-- Term Convertible Shares.
TIDES-- Term Income Deferrable Equitable Securities.

GEOGRAPHIC DIVERSIFICATION
The Fund may invest in securities principally traded in markets outside the United States. While investments in such securities are intended to reduce risk by providing further diversification, foreign investments involve sovereign risk in addition to the credit and market risks normally associated with domestic securities. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. At July 31, 1997, the Fund had investments, excluding short-term investments, in the following countries:

                                                    MARKET        PERCENTAGE OF
COUNTRY                                             VALUE          NET ASSETS
United States................................    $769,577,247          80.5%
Australia....................................      79,256,554           8.3%
Bermuda......................................      14,136,750           1.5%
Brazil.......................................       4,920,300           0.5%
Canada.......................................       7,611,549           0.8%
France.......................................      10,343,967           1.1%
Peru.........................................       2,345,313           0.2%
Portugal.....................................         201,250           0.0%
Philippines..................................      18,742,500           2.0%
The Netherlands..............................      16,159,000           1.7%
United Kingdom...............................      19,588,512           2.0%
                                                 $942,882,942          98.6%

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                           SMALL CAP EQUITY INCOME FUND
                                                              [Small Cap Equity
                                                              Income Fund logo
                                                              appears here]

                            SCHEDULE OF INVESTMENTS
                                 July 31, 1997


 SHARES                                                    VALUE
COMMON STOCKS-- 75.3%
                  AEROSPACE & DEFENSE-- 1.9%
   18,000         Curtiss Wright Corp.................. $ 1,122,750
                  BANKS-- 11.2%
    3,750         ABC Bancorp..........................      62,813
   21,000         Amcore Financial, Inc................     609,000
    3,000         BancorpSouth, Inc....................      90,000
   19,200         BSB Bancorp, Inc.....................     746,400
   19,500         CB Bancshares, Inc...................     687,375
   31,000         Commercial Bankshares, Inc...........     594,812
    2,500         First Midwest Bancorp, Inc...........      87,500
   30,000         First Oak Brook Bancshares Inc. Cl.
                    A..................................   1,035,000
   21,761         First State Bancorp..................     424,339
    9,747         Hudson Chartered Bancorp, Inc........     275,962
   30,000         Independent Bancshares, Inc..........     435,000
   13,962         Interchange Financial Services
                    Corp...............................     312,400
    2,500         One Valley Bancorp of West Virginia,
                    Inc................................     107,656
    9,834         Pacific Century Financial Corp.......     502,149
   14,000         South Alabama Bancorp, Inc...........     248,500
    8,160         State Financial Services Corp........     171,360
    7,500         Susquehanna Bancshares, Inc..........     208,125
                                                          6,598,391
                  BUILDING, CONSTRUCTION &
                  FURNISHINGS-- 2.6%
   28,000         La-Z-Boy Chair Co....................   1,051,750
   30,100         Shelby Williams Industries, Inc......     462,788
                                                          1,514,538
                  BUSINESS EQUIPMENT &
                  SERVICES-- 0.9%
   21,400         American Business Products, Inc......     518,950
                  CHEMICAL & AGRICULTURAL PRODUCTS--
                  1.8%
   20,000         Learonal, Inc........................     647,500
   15,500         Stepan Co............................     402,031
                                                          1,049,531
                  CONSUMER PRODUCTS &
                  SERVICES-- 3.8%
   50,000         General Housewares Corp..............     443,750
   52,000         Oneida, Ltd..........................   1,534,000
    6,000         Polaris Industries, Inc..............     173,625
    2,800         Russ Berrie & Co., Inc...............      71,575
                                                          2,222,950
                  DIVERSIFIED COMPANIES-- 2.2%
   32,000         Mathews International Corp...........   1,284,000
 SHARES                                                    VALUE
COMMON STOCKS-- CONTINUED
                  ELECTRICAL EQUIPMENT &
                  SERVICES-- 2.2%
   28,000         BGS Systems, Inc..................... $   805,000
   37,500         Computer Language Research, Inc......     365,625
   10,000         Tech/OPS Sevcon, Inc.................     125,000
                                                          1,295,625
                  ENERGY-- 3.0%
   32,800         Berry Petroleum Co. Cl. A............     551,450
   22,300         Penn Virginia Corp...................   1,234,863
                                                          1,786,313
                  FINANCE & INSURANCE-- 3.0%
      800         American Heritage Life Investment
                    Corp...............................      30,400
   26,600         Arthur J. Gallagher & Co.............     964,250
    5,000         LaSalle Re Holdings, Ltd.............     166,875
   16,000         Trenwick Group, Inc..................     612,000
                                                          1,773,525
                  FOOD & BEVERAGE PRODUCTS-- 4.8%
   69,000         Bridgford Foods Corp.................     681,375
    2,000         Farmer Brothers Co...................     266,000
   20,000         Lance, Inc...........................     395,000
   16,000         Luby's Cafeterias, Inc...............     315,000
   76,100         Piccadilly Cafeterias, Inc...........     994,056
   10,000         Schultz Sav O Stores Inc.............     183,750
                                                          2,835,181
                  HEALTHCARE PRODUCTS &
                  SERVICES-- 1.1%
   12,000         Kinetic Concepts, Inc................     228,000
   15,000         West Co., Inc. (The).................     440,625
                                                            668,625
                  INDUSTRIAL SPECIALTY PRODUCTS &
                  SERVICES-- 8.7%
   24,500         Badger Meter, Inc....................   1,016,750
   22,298         Flowserve Corp.......................     760,906
   84,100         Gorman Rupp Co.......................   1,639,950
    6,400         Met-Pro Corp.........................     102,400
   25,200         Raven Industries, Inc................     611,100
    8,100         Research, Inc........................      58,725
   43,300         Spartech Corp........................     665,737
    8,000         Woodward Governor Co.................     279,000
                                                          5,134,568
                  MACHINERY-- DIVERSIFIED-- 3.5%
   55,000         Hardinge Brothers, Inc...............   1,828,750
    5,800         Tennant Co...........................     205,900
                                                          2,034,650

                                  (CONTINUED)

                                    EVERGREEN
                           SMALL CAP EQUITY INCOME FUND
[Small Cap Equity
Income Fund logo
appears here]

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 July 31, 1997

 SHARES                                                    VALUE

COMMON STOCKS-- CONTINUED
                  OIL-- 1.6%
   60,000         Quaker State Corp.................... $   952,500
                  REAL ESTATE-- 6.3%
      891         Bradley Real Estate, Inc. REIT.......      16,706
    2,000         CBL & Associates Properties, Inc.
                    REIT...............................      51,000
   36,000         Columbus Realty Trust REIT...........     852,750
   46,000         Evans Withycombe Residential, Inc.
                    REIT...............................     974,625
   20,000         Gables Residential Trust REIT........     533,750
   40,000         Innkeepers USA Trust REIT............     562,500
    1,000         Kranzco Realty Trust REIT............      17,188
    2,500         Sovran Self Storage, Inc. REIT.......      74,219
    4,000         Summit Properties, Inc. REIT.........      79,000
   40,000         Sunstone Hotel Investors, Inc. REIT..     560,000
                                                          3,721,738
                  TELECOMMUNICATION SERVICES &
                  EQUIPMENT-- 1.1%
  126,000         UNR Industries, Inc..................     614,250
                  TEXTILE & APPAREL-- 0.5%
   20,500         Superior Surgical Manufacturing Co.,
                    Inc................................     281,875
                  THRIFT INSTITUTIONS-- 5.2%
    6,000         First Essex Bancorp, Inc.............     106,500
    4,000         First Financial Holdings, Inc........     131,500
   16,000         First Palm Beach Bancorp, Inc........     514,000
   50,000         Horizon Financial Corp...............     787,500
   38,000         Jacksonville Bancorp, Inc............     622,250
   12,000         Maryland Federal Bancorp, Inc........     594,000
    7,000         People's Savings Financial Corp......     301,000
                                                          3,056,750
                  UTILITIES-- ELECTRIC-- 3.2%
   33,000         Madison Gas & Electric Co............     668,250
   26,000         Northwestern Public Service Co.......     487,500
   14,000         Otter Tail Power Co..................     446,250
   12,000         TNP Enterprises, Inc.................     294,000
                                                          1,896,000
                  UTILITIES-- GAS-- 6.5%
   29,100         Chesapeake Utilities Corp............     483,787
   30,000         Connecticut Energy Corp..............     684,375
   28,800         Delta Natural Gas Co., Inc...........     500,400
    4,000         Energen Corp.........................     145,000
   24,000         Enron Global Power & Pipelines LLC...     796,500
    7,400         NUI Corp.............................     170,200
   26,000         Public Service Company of North
                    Carolina, Inc......................     513,500
   26,000         Southwest Gas Corp...................     482,625
    2,000         United Cities Gas Co.................      47,500
                                                          3,823,887
 SHARES                                                    VALUE
COMMON STOCKS-- CONTINUED
                  UTILITIES-- TELEPHONE-- 0.2%
    4,000         Hickory Tech Corporation............. $   122,000
                  TOTAL COMMON STOCKS
                    (COST $38,477,528).................  44,308,597
CONVERTIBLE PREFERRED-- 7.5%
                  ENERGY-- 1.0%
   16,000         Callon Petroleum Co.
                    8.50%, Series A....................     618,000
                  FINANCE & INSURANCE-- 1.3%
   12,000         American Heritage Life Investment
                    Corp.
                    8.50%, PRIDES......................     742,500
                  INDUSTRIAL SPECIALTY PRODUCTS &
                  SERVICES-- 1.8%
   63,000         Worthington Industries, Inc.
                    7.25%, DECS........................   1,071,000
                  PUBLISHING, BROADCASTING &
                  ENTERTAINMENT-- 0.2%
    4,000         AMC Entertainment, Inc.
                  $1.75................................     144,000
                  TRANSPORTATION-- 3.2%
   30,000         Hvide Capital Trust
                    6.50%, 144A........................   1,860,000
                  TOTAL CONVERTIBLE PREFERRED
                    (COST $3,831,717)..................   4,435,500
CONVERTIBLE DEBENTURES-- 11.2%
                  BANKS-- 1.4%
  700,000         First State Bancorp.
                    7.50%, 4/30/17.....................     840,000
                  BUILDING, CONSTRUCTION &
                  FURNISHINGS-- 0.5%
  270,000         Toll Corp.
                    4.75%, 1/15/04.....................     289,238
                  BUSINESS EQUIPMENT &
                  SERVICES-- 0.4%
  200,000         Personnel Group Of America, Inc.
                    5.75%, 7/1/04, 144A................     229,500
                  ELECTRICAL EQUIPMENT &
                  SERVICES-- 2.2%
1,050,000         Photronics, Inc.
                    6.00%, 6/1/04......................   1,286,250
                  ENERGY-- 1.7%
  250,000         Key Energy Group, Inc.
                    7.50%, 7/1/03, 144A................     542,500
  425,000         Offshore Logistics, Inc.
                    6.00%, 12/15/03, 144A..............     465,375
                                                          1,007,875

                                  (CONTINUED)

                                    EVERGREEN
                           SMALL CAP EQUITY INCOME FUND
                                                               [Small Cap Equity
                                                              Income Fund logo
                                                              appears here]

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 July 31, 1997

 SHARES                                                    VALUE

CONVERTIBLE DEBENTURES-- CONTINUED
                  HEALTHCARE PRODUCTS &
                  SERVICES-- 1.0%
  140,000         Maxxim Medical, Inc.
                    6.75%, 3/1/03...................... $   156,800
  480,000         Meridian Diagnostics, Inc.
                    7.00%, 9/1/06......................     410,400
                                                            567,200
                  INDUSTRIAL SPECIALTY PRODUCTS &
                  SERVICES-- 1.5%
  610,000         Robbins & Myers, Inc.
                    6.50%, 9/1/03......................     887,550
                  RETAILING & WHOLESALE-- 2.5%
  500,000         Central Garden & Pet Co.
                    6.00%, 11/15/03, 144A..............     567,500
  750,000         Proffitt's, Inc.
                    4.75%, 11/1/03.....................     918,750
                                                          1,486,250
                  TOTAL CONVERTIBLE DEBENTURES
                    (COST $5,488,238)..................   6,593,863
 SHARES                                                    VALUE
SHORT-TERM INVESTMENTS-- 3.0%
                  GOVERNMENT AGENCY NOTES &
                  BONDS-- 3.0%
                  Federal Home Loan Bank
  350,000         5.37%, 8/15/97....................... $   349,269
  350,000         5.43%, 8/27/97.......................     348,627
                  Federal Home Loan Mortgage
  250,000         5.36%, 8/22/97.......................     249,218
   20,000         5.36%, 8/26/97.......................      19,926
  270,000         5.37%, 8/27/97.......................     268,953
  500,000         5.37%, 8/28/97.......................     497,986
                                                          1,733,979
                  TOTAL SHORT-TERM INVESTMENTS
                    (COST $1,733,979)..................   1,733,979

                   TOTAL INVESTMENTS--
                     (COST $49,531,462).......   97.0%   57,071,939
                   OTHER ASSETS AND
                     LIABILITIES-- NET........     3.0    1,773,247
                   NET ASSETS.................  100.0%  $58,845,186

144A-- Rule 144A securities are restricted as to resale to qualified institutional investors.
DECS-- Dividend Enhanced Convertible Stock
PRIDES-- Preferred Redeemable Increased Dividend Equity Securities. REIT-- Real Estate Investment Trust.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                                   UTILITY FUND
[Utility Fund logo
appears here]

                            SCHEDULE OF INVESTMENTS
                                 July 31, 1997


   SHARES                                                VALUE
COMMON STOCKS-- 80.9%
                     AUTOMOTIVE EQUIPMENT &
                     MANUFACTURING-- 3.1%
   100,000           Ford Motor Co................... $  4,087,500
                     NATURAL GAS DIVERSIFIED-- 3.2%
   108,075           Enron Corp......................    4,100,095
                     OIL/GAS PRODUCTIONS-- 2.1%
   350,000           Chesapeake Energy Corp..........    2,756,250
                     TELECOMMUNICATION SERVICES &
                     EQUIPMENT-- 3.3%
    50,000           Nokia Corp......................    4,281,250
                     UTILITIES-- ELECTRIC-- 46.0%
    82,000           American Electric Power Co.,
                       Inc...........................    3,669,500
   100,000           Central Hudson Gas & Electric
                       Corp..........................    3,318,750
   100,000           CINergy Corp....................    3,362,500
    88,774           Duke Energy Corp................    4,499,732
   150,000           Enova Corp......................    3,637,500
    80,000           FPL Group, Inc..................    3,830,000
   100,000           GPU, Inc........................    3,468,750
   170,000           Houston Industries., Inc........    3,559,375
   140,000           Illinova Corp...................    3,298,750
   125,000           Long Island Lighting Co.........    3,070,313
    48,000           NIPSCO Industries, Inc..........    2,022,000
   100,000           PacifiCorp......................    2,231,250
   100,000           Pinnacle West Capital Corp......    3,156,250
   150,000           PP&L Resources, Inc.............    3,065,625
   100,000           Public Service Co. of
                       Colorado......................    4,162,500
   100,000           Public Service Enterprise Group,
                       Inc...........................    2,475,000
   100,000           Texas Utilities Co..............    3,543,750
   120,000           UtiliCorp United, Inc...........    3,577,500
                                                        59,949,045
                     UTILITIES-- GAS-- 5.7%
   105,000           NICOR Inc.......................    3,845,625
    50,000           Northwest Natural Gas Co........    1,300,000
    60,000           Peoples Energy Corp.............    2,302,500
                                                         7,448,125
                     UTILITIES-- TELEPHONE-- 17.5%
   100,000           ALLTEL Corp.....................    3,287,500
    40,000           Ameritech Corp..................    2,697,500
    70,000           BellSouth Corp..................    3,316,250
    80,000           GTE Corp........................    3,720,000
    50,000           SBC Communications, Inc.........    2,959,375
   SHARES                                                VALUE
COMMON STOCKS-- CONTINUED
                     UTILITIES-- TELEPHONE-- CONTINUED
    60,000           Sprint Corp..................... $  2,970,000
   105,000           U.S. West Communications Group,
                       Inc...........................    3,839,062
                                                        22,789,687
                     TOTAL COMMON STOCKS
                       (COST $91,325,591)............  105,411,952
CONVERTIBLE PREFERRED-- 18.8%
                     OIL INTEGRATED DOMESTIC-- 2.2%
    50,000           Unocal Corp.
                       6.25% 144A....................    2,931,250
                     PUBLISHING, BROADCASTING &
                     ENTERTAINMENT-- 2.5%
    60,000           Houston Industries Inc.
                       (Exchangeable for Time Warner
                       Common Stock)
                       7.0%, ACES....................    3,217,500
                     UTILITIES-- ELECTRIC-- 3.9%
    50,000           AES Trust I Series A
                       5.375% TECONS.................    3,200,000
   100,000           Companhia Paranaense De Energia-
                       Copel, Plc-- ADR
                       6.25%, TIDES..................    1,925,000
                                                         5,125,000
                     UTILITIES-- GAS-- 2.9%
    70,000           MCN Financing III
                       8% PRIDES.....................    3,832,500
                     UTILITIES-- TELEPHONE-- 7.3%
   125,000           AirTouch Communications, Inc.
                       6.0%, Series B................    3,968,750
    24,000           Compania de Inversiones en
                       Telecomunicaciones SA PRIDES*
                       (exchangeable for ADS's of
                       Telefonica de Argentina SA)
                       7.00% 3/3/98 144A.............    1,758,000
   100,000           Sprint Corp. (Exchangeable for
                       Southern N.E. Telephone Common
                       Stock)
                       8.25%, DECS...................    3,737,500
                                                         9,464,250

                     TOTAL CONVERTIBLE PREFERRED
                       (COST $21,681,625)............   24,570,500

                                  (CONTINUED)

                                    EVERGREEN
                                   UTILITY FUND
                                                            [Utility Fund logo
                                                            appears here]
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 July 31, 1997

PRINCIPAL
  AMOUNT                                                  VALUE

REPURCHASE AGREEMENT-- 2.3%
$2,958,828         Donaldson Lufkin & Jenrette
                     Securities purchased 7/31/97,
                     5.75%, maturing 8/1/97, maturing
                     value $2,959,301(a)
                     (cost-- $2,958,828).............  $  2,958,828

                  TOTAL INVESTMENTS--
                    (COST $115,966,044)......  102.0%   132,941,280
                  OTHER ASSETS AND
                    LIABILITIES-- NET........   (2.0)   (2,558,607)
                  NET ASSETS.................  100.0%  $130,382,673

* Non-income producing securities.
(a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at July 31, 1997.
144A-- Rule 144A securities are restricted as to resale to qualified institutional investors.

ADR-- American Depository Receipts.
ADS-- American Depository Shares.
ACES-- Automatically Convertible Equity Securities.
DECS-- Dividend Enhanced Convertible Stock.
PRIDES-- Preferred Redeemable Increased Dividend Equity Securities. PRIDES*-- Provisionally Redeemable Income Debt Exchangeable for Stock. TECONS-- Term Convertible Shares.
TIDES-- Term Income Deferrable Equitable Securities.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    EVERGREEN
                                    VALUE FUND
[Value Fund logo
appears here]

                            SCHEDULE OF INVESTMENTS
                                 July 31, 1997


  SHARES                                                 VALUE
COMMON STOCKS-- 91.7%
                    AUTOMOTIVE EQUIPMENT &
                    MANUFACTURING-- 1.4%
    626,500         Ford Motor Co................... $   25,608,188
                    BANKS-- 16.3%
    400,000         BankBoston Corp.................     33,975,000
    380,000         Bankers Trust Corp..............     38,451,250
    800,000         Central Fidelity Banks, Inc.....     31,900,000
     95,000         Chase Manhattan Corp............     10,788,438
     75,000         Citicorp CCI....................     10,181,250
    675,000         CoreStates Financial Corp.......     41,639,062
    450,000         First Chicago NBD Corp..........     34,143,750
    367,500         First Security Corp.............      9,876,563
    425,000         First Tennessee National Corp...     22,100,000
    405,000         NationsBank Corp................     28,830,937
    230,000         SouthTrust Corp.................     10,838,750
    240,000         Summit Bancorp..................     14,145,000
    200,000         Union Planters Corp.............     10,575,000
                                                        297,445,000
                    BUSINESS EQUIPMENT &
                    SERVICES-- 2.2%
    841,610      *  Cabletron Systems, Inc..........     28,509,539
    100,000         International Business Machines
                      Corp..........................     10,575,000
                                                         39,084,539
                    CHEMICAL & AGRICULTURAL
                    PRODUCTS-- 1.9%
    366,200         Dow Chemical Co.................     34,789,000
                    COMMUNICATION SYSTEMS &
                    SERVICES-- 1.0%
    225,500      *  Cisco Systems, Inc..............     17,941,344
                    CONSUMER PRODUCTS &
                    SERVICES-- 2.7%
    200,000         Black & Decker Corp.............      8,425,000
    888,300         Philip Morris Companies, Inc....     40,084,538
                                                         48,509,538
                    DIVERSIFIED COMPANIES-- 11.7%
    300,000         Fluor Corp......................     18,450,000
    808,200         Fortune Brands, Inc.............     28,640,587
  1,000,000         Frontier Corp...................     20,625,000
    673,200         General Electric Co.............     47,250,225
    170,000         Loews Corp......................     18,381,250
    560,000         Tenneco, Inc....................     26,110,000
    657,015      *  Tyco International Ltd..........     53,218,215
                                                        212,675,277
  SHARES                                                 VALUE
COMMON STOCKS-- CONTINUED
                    ELECTRICAL EQUIPMENT &
                    SERVICES-- 4.8%
    350,000      *  Applied Materials, Inc.......... $   32,156,250
    850,000         CINergy Corp....................     28,581,250
    463,900         Varian Associates, Inc..........     27,022,175
                                                         87,759,675
                    ENERGY-- 9.4%
  1,027,500         Cabot Corp......................     29,091,094
    247,600         Mobil Corp......................     18,941,400
    637,500         Sonat, Inc......................     31,795,312
    154,800         Texaco, Inc.....................     17,966,475
  1,350,000         Tosco Corp......................     42,271,875
    700,000         Union Pacific Resource Group,
                      Inc...........................     17,281,250
    360,000         Unocal Corp.....................     14,400,000
                                                        171,747,406
                    FINANCE & INSURANCE-- 2.7%
    300,000         Hartford Financial Services
                      Group, Inc. (The).............     26,137,500
    525,000         Travelers Property Casualty
                      Corp. Cl. A...................     22,575,000
                                                         48,712,500
                    FOOD & BEVERAGE
                    PRODUCTS-- 5.3%
  1,481,500         American Stores Co..............     37,407,875
    808,200      *  Gallaher Group Plc..............     14,497,087
    644,400         General Mills, Inc..............     44,544,150
                                                         96,449,112
                    HEALTHCARE PRODUCTS &
                    SERVICES-- 7.5%
    555,800         Bristol-Myers Squibb Co.........     43,595,563
    790,300         Pharmacia & Upjohn, Inc.........     29,833,825
  1,349,999      *  Tenet Healthcare Corp...........     40,415,595
  1,100,800      *  Value Health, Inc...............     22,016,000
                                                        135,860,983
                    INDUSTRIAL SPECIALTY PRODUCTS &
                    SERVICES-- 1.1%
    229,600         Aluminum Co. of America.........     20,319,600
                    INFORMATION SERVICES &
                    TECHNOLOGY-- 1.2%
    240,800         Intel Corp......................     22,108,450

                                  (CONTINUED)

                                    EVERGREEN
                                    VALUE FUND
                                                             [Value Fund logo
                                                             appears here]

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 July 31, 1997

  SHARES                                                 VALUE

COMMON STOCKS-- CONTINUED
                    MANUFACTURING--
                    DISTRIBUTING-- 1.3%
    500,000      *  Teradyne, Inc................... $   23,375,000
                    OIL-- 6.6%
    342,900         Ashland Inc.....................     18,216,563
    200,000         Enron Corp......................      7,587,500
    370,000         Kerr-McGee Corp.................     23,171,250
    965,000         Ultramar Diamond Shamrock
                      Corp..........................     32,086,250
    841,350         Williams Companies., Inc.
                      (The).........................     38,491,762
                                                        119,553,325
                    RETAILING & WHOLESALE-- 0.5%
  1,602,475      *  Shoney's Inc....................      9,715,005
                    TELECOMMUNICATION SERVICES &
                    EQUIPMENT-- 3.0%
    646,600         Nokia Corp......................     55,365,125
                    TRANSPORTATION-- 3.4%
    262,100         Burlington Northern Santa Fe....     25,309,031
    322,900         Norfolk Southern Corp...........     35,761,175
                                                         61,070,206
                    UTILITIES-- 7.7%
    500,000         CMS Energy Corp.................     18,500,000
    700,000         GPU, Inc........................     24,281,250
    683,200         GTE Corp........................     31,768,800
    637,800         Houston Industries., Inc........     13,353,937
  1,200,000         Illinova Corp...................     28,275,000
    671,800         NICOR Inc.......................     24,604,675
                                                        140,783,662
                    TOTAL COMMON STOCKS
                      (COST $1,195,171,697).........  1,668,872,935
  SHARES                                                 VALUE
CONVERTIBLE PREFERRED-- 1.5%
                    ENERGY-- 0.7%
    227,664         Unocal Corp.
                      6.25%, 144A................... $   13,346,802
                    MANUFACTURING--
                    DISTRIBUTING-- 0.8%
     98,200         Case Corp.
                      4.50%, Series A, 144A.........     14,877,300
                    TOTAL CONVERTIBLE PREFERRED
                      (COST $24,199,251)............     28,224,102

 PRINCIPAL
   AMOUNT

REPURCHASE AGREEMENT-- 6.6%
                     Donaldson, Lufkin & Jenrette
$119,249,601           Securities purchased 7/31/97,
                       5.75%, maturing 8/1/97,
                       maturing value $119,268,648
                       (a)
                       (cost-- $119,249,601)........    119,249,601
                     TOTAL INVESTMENTS--
                       (COST
                       $1,338,620,549)......   99.8%  1,816,346,638
                     OTHER ASSETS AND
                       LIABILITIES-- NET....     0.2      3,875,282
                     NET ASSETS.............  100.0% $1,820,221,920

 * Non-income producing securities.
(a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at
   July 31, 1997.
144A-- Rule 144A securities are restricted as to resale to qualified institutional investors.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     KEYSTONE
                              FUND FOR TOTAL RETURN
[Fund for Total Return
logo appears here]
                            SCHEDULE OF INVESTMENTS
                                 July 31, 1997

  SHARES                                                 VALUE
COMMON STOCKS-- 88.2%
                    AEROSPACE & DEFENSE-- 1.8%
     30,000         Boeing Co. (The)................ $    1,764,375
      9,800         Northrop Grumman Corp...........      1,128,225
                                                          2,892,600
                    AUTOMOTIVE EQUIPMENT &
                    MANUFACTURING-- 3.5%
     50,000         Federal-Mogul Corp..............      1,768,750
     50,000         Ford Motor Co...................      2,043,750
     40,000      *  Lear Corp.......................      1,915,000
                                                          5,727,500
                    BANKS-- 3.3%
     30,000         BankAmerica Corp................      2,265,000
     17,500         BankBoston Corp.................      1,486,406
     15,000         Chase Manhattan Corp............      1,703,438
                                                          5,454,844
                    BUSINESS EQUIPMENT &
                    SERVICES-- 6.9%
     50,000      *  BMC Software, Inc...............      3,009,375
     20,000         Hewlett-Packard Co..............      1,401,250
     30,000         International Business Machines
                      Corp..........................      3,172,500
    100,000      *  Laidlaw, Inc. Cl. B.............      1,593,750
     15,000      *  Microsoft Corp..................      2,120,156
                                                         11,297,031
                    CAPITAL GOODS-- 3.9%
     70,000         General Electric Co.............      4,913,125
     50,000         Regal Beloit Corp...............      1,415,625
                                                          6,328,750
                    CHEMICAL & AGRICULTURAL
                    PRODUCTS-- 4.6%
     15,000         Dow Chemical Co.................      1,425,000
     30,000         Du Pont (E. I.) De Nemours &
                      Co............................      2,008,125
     50,000         Monsanto Co.....................      2,490,625
     46,500         Morton International, Inc.......      1,554,844
                                                          7,478,594
                    CONSUMER PRODUCTS &
                    SERVICES-- 4.7%
     15,000         Gillette Co. (The)..............      1,485,000
     75,000         Philip Morris Companies, Inc....      3,384,375
     10,000         Procter & Gamble Co. (The)......      1,521,250
     29,900         Stewart Enterprises, Inc.
                      Cl. A.........................      1,295,044
                                                          7,685,669
  SHARES                                                 VALUE
COMMON STOCKS-- CONTINUED
                    DIVERSIFIED COMPANIES-- 5.2%
    100,000      *  Brown & Sharpe Manufacturing Co.
                      Cl. A......................... $    1,325,000
     75,000      *  Owens Illinois, Inc.............      2,587,500
     50,000      *  Thermo Electron Corp............      1,709,375
     35,000         Tyco International Ltd..........      2,835,000
                                                          8,456,875
                    ELECTRICAL EQUIPMENT &
                    SERVICES-- 8.1%
     50,033      *  Analog Devices, Inc.............      1,572,912
     30,000         Emerson Electric Co.............      1,770,000
     20,000         Intel Corp......................      1,835,625
     40,000         Motorola, Inc...................      3,212,500
     25,000      *  Solectron Corp..................      1,971,875
     25,000         Texas Instruments, Inc..........      2,875,000
                                                         13,237,912
                    ENVIRONMENTAL SERVICES-- 1.2%
     50,000      *  USA Waste Services, Inc.........      2,015,625
                    FINANCE & INSURANCE-- 6.1%
     25,000         Hartford Life, Inc. Cl. A.......      1,028,125
     15,000         Loews Corp......................      1,621,875
     30,000         Nationwide Financial Services,
                      Inc.
                      Cl. A.........................        907,500
     20,000         PMI Group, Inc. (The)...........      1,180,000
     12,500         Student Loan Marketing
                      Association...................      1,874,219
     25,000         Travelers Group, Inc............      1,798,437
     35,000         Travelers Property Casualty
                      Corp. Cl. A...................      1,505,000
                                                          9,915,156
                    FOOD & BEVERAGE
                    PRODUCTS-- 3.2%
     25,000         Anheuser Busch Companies.,
                      Inc...........................      1,073,438
     50,000      *  General Cigar Holdings, Inc.
                      Cl. A.........................      1,231,250
     35,000         H.J. Heinz Co...................      1,616,562
     30,000         Nabisco Holdings Corp.
                      Cl. A.........................      1,275,000
                                                          5,196,250
                    HEALTHCARE PRODUCTS &
                    SERVICES-- 7.2%
     40,000         American Home Products Corp.....      3,297,500
     60,000         Bristol-Myers Squibb Co.........      4,706,250
     35,000         Johnson & Johnson...............      2,180,938
     14,700         Merck & Co., Inc................      1,527,881
                                                         11,712,569

                                  (CONTINUED)

                                     KEYSTONE
                              FUND FOR TOTAL RETURN
                                                         [Fund for Total Return
                                                          logo appears here]
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 July 31, 1997

  SHARES                                                 VALUE

COMMON STOCKS-- CONTINUED
                    LEISURE & TOURISM-- 0.9%
     35,000         Carnival, Corp. Cl. A........... $    1,474,375
                    NATURAL GAS-- 1.6%
     15,000         Burlington Resources, Inc.......        708,750
     25,000         Enron Corp......................        948,438
     20,000         Sonat, Inc......................        997,500
                                                          2,654,688
                    OIL-- 5.8%
     15,000         Amoco Corp......................      1,410,000
     10,000         Atlantic Richfield Co...........        748,125
     15,000         Chevron Corp....................      1,186,875
     20,000         Exxon Corp......................      1,285,000
     12,000         Mobil Corp......................        918,000
     18,700         Pennzoil Co.....................      1,460,937
     12,000         Texaco, Inc.....................      1,392,750
     25,000         Unocal Corp.....................      1,000,000
                                                          9,401,687
                    OIL FIELD SERVICES-- 1.4%
     21,000      *  Falcon Drilling Co., Inc........        606,375
     16,000         Halliburton Co..................        736,000
     12,000         Schlumberger Ltd................        916,500
                                                          2,258,875
                    PAPER & PACKAGING-- 1.3%
     50,000         Unisource Worldwide, Inc........        931,250
     20,000         Weyerhaeuser Co.................      1,245,000
                                                          2,176,250
                    PUBLISHING, BROADCASTING &
                    ENTERTAINMENT-- 1.1%
     75,000         Westinghouse Electric Corp......      1,804,688
                    REAL ESTATE-- 7.4%
     30,000         Storage USA, Inc. REIT..........      1,237,500
     30,000         Bay Apartment Communities, Inc.
                      REIT..........................      1,153,125
     40,000      *  Boston Properties, Inc. REIT....      1,115,000
     25,000         Camden Property Trust REIT......        756,250
     50,000      *  Equity Office Properties Trust
                      REIT..........................      1,450,000
     25,000         Equity Residential Properties
                      Trust REIT....................      1,260,937
     30,000         First Industrial Realty Trust,
                      Inc. REIT.....................        928,125
     33,000         Golf Trust of America, Inc.
                      REIT..........................        932,250
  SHARES                                                 VALUE
COMMON STOCKS-- CONTINUED
                    REAL ESTATE-- CONTINUED
     45,000         Patriot American Hospitality,
                      Inc. REIT..................... $    1,122,187
     49,000         Prentiss Properties Trust
                      REIT..........................      1,274,000
     25,000         Spieker Properties, Inc. REIT...        929,688
                                                         12,159,062
                    RETAILING & WHOLESALE-- 2.3%
     50,000      *  Costco Companies., Inc..........      1,895,313
     50,000         Wal-Mart Stores, Inc............      1,878,125
                                                          3,773,438
                    TELECOMMUNICATION SERVICES &
                    EQUIPMENT-- 5.1%
     17,000         Ameritech Corp..................      1,146,437
     14,000         BellSouth Corp..................        663,250
     50,000         Deutsche Telekom AG, ADR........      1,168,750
     18,000         GTE Corp........................        837,000
     15,000         Loral Space & Communications
                      Ltd. 144A.....................        761,250
     25,000         Northern Telecom Ltd............      2,614,062
     19,000         SBC Communications, Inc.........      1,124,563
                                                          8,315,312
                    TRANSPORTATION-- 1.6%
     50,300         Canadian National Railway Co....      2,612,456
                    TOTAL COMMON STOCKS
                      (COST $101,764,915)...........    144,030,206
CONVERTIBLE PREFERRED-- 5.4%
                    BUSINESS EQUIPMENT &
                    SERVICES-- 0.6%
     35,000         Houghton Mifflin Co
                      6.00%, SAILS..................        962,500
                    FINANCE & INSURANCE-- 2.6%
     15,000         Allstate Corp. (The)
                      6.76%, Exchangeable Notes Due
                      4/15/98, DECS.................        736,875
     10,000         Conseco, Inc.
                      7.00%, PRIDES.................      1,430,000
     25,000         Salomon, Inc.
                      7.625%, DECS..................        900,000
     27,500         SunAmerica, Inc.
                      $3.188, PERCS.................      1,258,125
                                                          4,325,000

                                  (CONTINUED)

                                     KEYSTONE
                              FUND FOR TOTAL RETURN
[Fund for Total Return
logo appears here]

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 July 31, 1997

  SHARES                                                 VALUE

CONVERTIBLE PREFERRED-- CONTINUED
                    METAL PRODUCTS &
                    SERVICES-- 0.5%
     15,000         Timet Capital Trust I
                      6.625%, BUCS, 144A............ $      815,625
                    RETAILING & WHOLESALE-- 1.7%
     50,000         Kmart Financing I
                      7.75%.........................      2,725,000
                    TOTAL CONVERTIBLE PREFERRED
                      (COST $8,562,374).............      8,828,125
CONVERTIBLE DEBENTURES-- 2.8%
                    CAPITAL GOODS-- 0.4%
    400,000         Robbins & Myers, Inc.
                      6.50%, 9/1/03.................        572,000
                    CONSUMER PRODUCTS &
                    SERVICES-- 1.3%
  1,000,000         CUC International, Inc.
                      3.00%, 2/15/02, 144A..........      1,033,440
  1,000,000         Sunrise Assisted Living, Inc.
                      5.50%, 6/15/02, 144A..........      1,170,000
                                                          2,203,440
                    ENVIRONMENTAL SERVICES-- 0.5%
    500,000         US Filter Corp.
                      6.00%, 9/15/05, 144A..........        868,125
  SHARES                                                 VALUE
CONVERTIBLE DEBENTURES-- CONTINUED
                    RETAILING & WHOLESALE-- 0.6%
    750,000         Staples, Inc.
                      4.50%, 10/1/00, 144A.......... $      944,063
                    TOTAL CONVERTIBLE DEBENTURES
                      (COST $3,650,000).............      4,587,628

 PRINCIPAL
  AMOUNT

REPURCHASE AGREEMENT-- 3.5%
$ 5,803,000         Keystone Joint Repurchase
                      Agreement Investments in
                      repurchase agreements, in a
                      joint trading account purchased
                      7/31/97, 5.815%, maturing
                      8/1/97, maturing value
                      $5,803,937 (a)
                      (cost-- $5,803,000).............    5,803,000
                    TOTAL INVESTMENTS--
                      (COST $119,780,289).....   99.9%  163,248,959
                    OTHER ASSETS AND
                      LIABILITIES-- NET.......     0.1       88,810
                    NET ASSETS................  100.0% $163,337,769

 * Non-income producing securities.
(a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at
   July 31, 1997.
144A-- Rule 144A securities are restricted as to resale to qualified institutional investors.

ADR-- American Depository Receipts.
BUCS-- Beneficial Unsecured Convertible Securities.
DECS-- Dividend Enhanced Convertible Stock.
PERCS-- Preferred Equity Redemption Cumulative Stock.
PRIDES-- Preferred Redeemable Increased Dividend Equity Securities. REIT-- Real Estate Investment Trust.
SAILS-- Stock Appreciation Income Linked Securities.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE

                                          [Evergreen Keystone logo appears here]

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 July 31, 1997

                                               GROWTH AND      INCOME AND      SMALL CAP
                                                 INCOME          GROWTH      EQUITY INCOME     UTILITY          VALUE
                                                  FUND            FUND           FUND            FUND            FUND
ASSETS
  Investments at value (identified cost,
    $975,611,770, $854,157,208,
    $49,531,462, $115,966,044,
    $1,338,620,549 and $119,780,289,
    respectively)..........................  $1,341,337,101   $956,031,176    $57,071,939    $132,941,280   $1,816,346,638
  Foreign currency, at value (identified
    cost, $728,604)........................               0        726,556              0               0                0
  Cash.....................................          59,553         59,996         12,054               0                0
  Receivable for Fund shares sold..........      11,793,688        498,983      1,660,187          84,097        3,962,110
  Receivable for investments sold..........         800,785     28,229,812        216,544               0                0
  Dividends and interest receivable........         811,482      2,671,624        120,475         550,448        3,268,766
  Foreign tax reclaim receivable...........               0        144,457              0          14,773                0
  Unamortized organization expense.........               0              0          8,209               0                0
  Prepaid expenses and other assets........          52,196         38,807         21,087          33,975           28,818
      Total assets.........................   1,354,854,805    988,401,411     59,110,495     133,624,573    1,823,606,332
LIABILITIES
  Payable for investments purchased........       3,216,172     30,496,546        172,816       3,009,441                0
  Payable for Fund shares repurchased......       1,207,905        294,886          7,938         117,608        1,943,742
  Advisory fee payable.....................       1,015,659        782,429         45,607          38,105          800,295
  Distribution fee payable.................         499,041         38,950          8,420          53,137          306,191
  Due to related parties...................           4,571         28,942              0               0           41,718
  Accrued expenses and other liabilities...         219,078        290,706         30,528          23,609          292,466
      Total liabilities....................       6,162,426     31,932,459        265,309       3,241,900        3,384,412
NET ASSETS.................................  $1,348,692,379   $956,468,952    $58,845,186    $130,382,673   $1,820,221,920
NET ASSETS REPRESENTED BY
  Paid-in capital..........................  $  959,749,798   $810,797,352    $50,140,980    $101,882,730   $1,282,326,696
  Undistributed net investment income
    (accumulated distributions in excess of
    net investment income).................         (10,791)     1,748,160         54,884         170,484        2,948,270
  Accumulated undistributed net realized
    gains on investments...................      23,228,041     42,048,929      1,108,845      11,354,223       57,220,865
  Net unrealized appreciation on
    investments and foreign currency
    related transactions...................     365,725,331    101,874,511      7,540,477      16,975,236      477,726,089
      Total net assets                       $1,348,692,379   $956,468,952    $58,845,186    $130,382,673   $1,820,221,920
NET ASSETS CONSIST OF
  Class A..................................  $  166,331,730   $ 11,954,975    $ 4,239,468    $ 91,638,151   $  392,231,175
  Class B..................................     542,405,067     43,976,735      9,461,757      36,737,882      276,255,780
  Class C..................................      23,970,925        950,016      2,769,938         379,331        2,506,664
  Class Y..................................     615,984,657    899,587,226     42,374,023       1,627,309    1,149,228,301
      Total net assets.....................  $1,348,692,379   $956,468,952    $58,845,186    $130,382,673   $1,820,221,920
SHARES OUTSTANDING
  Class A..................................       6,101,395        499,294        270,261       8,001,245       15,920,815
  Class B..................................      20,017,483      1,846,743        604,997       3,205,111       11,217,935
  Class C..................................         884,622         39,893        177,252          33,095          101,865
  Class Y..................................      22,572,148     37,520,690      2,697,579         142,005       46,643,861
NET ASSET VALUE PER SHARE
  Class A..................................  $        27.26   $      23.94    $     15.69    $      11.45   $        24.64
  Class A-- Offering price (based on sales
    charge of 4.75%).......................  $        28.62   $      25.13    $     16.47    $      12.02   $        25.87
  Class B..................................  $        27.10   $      23.81    $     15.64    $      11.46   $        24.63
  Class C..................................  $        27.10   $      23.81    $     15.63    $      11.46   $        24.61
  Class Y..................................  $        27.29   $      23.98    $     15.71    $      11.46   $        24.64

                                               FUND FOR
                                             TOTAL RETURN
ASSETS
  Investments at value (identified cost,
    $975,611,770, $854,157,208,
    $49,531,462, $115,966,044,
    $1,338,620,549 and $119,780,289,
    respectively)..........................  $163,248,959
  Foreign currency, at value (identified
    cost, $728,604)........................             0
  Cash.....................................           513
  Receivable for Fund shares sold..........       411,079
  Receivable for investments sold..........             0
  Dividends and interest receivable........       215,198
  Foreign tax reclaim receivable...........         5,909
  Unamortized organization expense.........             0
  Prepaid expenses and other assets........        47,897
      Total assets.........................   163,929,555
LIABILITIES
  Payable for investments purchased........       202,118
  Payable for Fund shares repurchased......       324,156
  Advisory fee payable.....................             0
  Distribution fee payable.................        41,347
  Due to related parties...................             0
  Accrued expenses and other liabilities...        24,165
      Total liabilities....................       591,786
NET ASSETS.................................  $163,337,769
NET ASSETS REPRESENTED BY
  Paid-in capital..........................  $111,464,266
  Undistributed net investment income
    (accumulated distributions in excess of
    net investment income).................      (165,774)
  Accumulated undistributed net realized
    gains on investments...................     8,570,610
  Net unrealized appreciation on
    investments and foreign currency
    related transactions...................    43,468,667
      Total net assets                       $163,337,769
NET ASSETS CONSIST OF
  Class A..................................  $ 47,811,561
  Class B..................................    94,308,619
  Class C..................................    21,125,065
  Class Y..................................        92,524
      Total net assets.....................  $163,337,769
SHARES OUTSTANDING
  Class A..................................     2,311,356
  Class B..................................     4,571,389
  Class C..................................     1,023,037
  Class Y..................................         4,487
NET ASSET VALUE PER SHARE
  Class A..................................  $      20.69
  Class A-- Offering price (based on sales
    charge of 4.75%).......................  $      21.72
  Class B..................................  $      20.63
  Class C..................................  $      20.65
  Class Y..................................  $      20.62

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE

[Evergreen Keystone logo appears here]

                            STATEMENTS OF OPERATIONS
                   For the fiscal period ended July 31, 1997*

                                          GROWTH AND      INCOME AND       SMALL CAP
                                            INCOME          GROWTH       EQUITY INCOME      UTILITY         VALUE
                                             FUND            FUND            FUND            FUND            FUND
INVESTMENT INCOME
  Interest............................   $  6,788,322    $  1,911,374     $   214,624     $   315,785    $  3,327,625
  Dividends (net of foreign
    withholding taxes of $2,188,
    $616,492, $0, $13,932, $66,594 and
    $9,996, respectively).............      5,272,237      25,509,573         442,383       3,384,897      21,209,437
TOTAL INCOME..........................     12,060,559      27,420,947         657,007       3,700,682      24,537,062
EXPENSES
  Management fee......................      5,736,248       4,371,784         180,153         382,537       4,753,235
  Distribution Plan expenses..........      2,437,220         204,355          22,325         351,019       1,858,117
  Transfer agent fees.................        972,612         615,213          17,226         114,229         656,927
  Administrative and services fees....              0               0               0          28,507         352,965
  Registration fees...................        164,820          37,061          35,869          40,605          60,606
  Custodian fees......................        150,578         166,126          20,060          64,097         249,997
  Printing............................        149,010          83,901           5,783          42,726         157,711
  Professional fees...................         18,699          32,599          16,637          17,318          33,306
  Amortization of organization
    expenses..........................              0               0           3,327          13,764               0
  Trustees fees.......................          5,555          27,903           3,966           3,756          31,008
  Other...............................         20,626          13,309           3,076           9,895          30,523
      Total expenses..................      9,655,368       5,552,251         308,422       1,068,453       8,184,395
  Less: Indirectly paid expenses......         (2,717)        (20,952)         (1,323)         (8,117)         (1,012)
  Fee waivers and/or reimbursement
    from Investment Adviser...........              0               0         (35,183)       (146,640)              0
      Net expenses....................      9,652,651       5,531,299         271,916         913,696       8,183,383
  NET INVESTMENT INCOME...............      2,407,908      21,889,648         385,091       2,786,986      16,353,679
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS AND FOREIGN CURRENCY
  RELATED TRANSACTIONS
  Net realized gain from
    Investments.......................     23,375,321      43,892,663       1,108,151      11,377,530      58,756,392
    Foreign currency related
      transactions....................              0         194,336               0               0               0
  Net realized gain on investments and
    foreign currency related
    transactions......................     23,375,321      44,086,999       1,108,151      11,377,530      58,756,392
  Net change in unrealized
    appreciation on investments and
    foreign currency related
    transactions......................    188,382,086      42,180,501       6,035,485      (1,002,220)    239,837,361
  Net realized and unrealized gain on
    investments and foreign currency
    related transactions..............    211,757,407      86,267,500       7,143,636      10,375,310     298,593,753
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS...................   $214,165,315    $108,157,148     $ 7,528,727     $13,162,296    $314,947,432

                                          FUND FOR
                                        TOTAL RETURN
INVESTMENT INCOME
  Interest............................  $   460,814
  Dividends (net of foreign
    withholding taxes of $2,188,
    $616,492, $0, $13,932, $66,594 and
    $9,996, respectively).............    1,820,865
TOTAL INCOME..........................    2,281,679
EXPENSES
  Management fee......................      546,092
  Distribution Plan expenses..........      646,911
  Transfer agent fees.................      190,455
  Administrative and services fees....       10,250
  Registration fees...................       52,957
  Custodian fees......................       39,951
  Printing............................       17,484
  Professional fees...................       19,568
  Amortization of organization
    expenses..........................            0
  Trustees fees.......................            0
  Other...............................        5,445
      Total expenses..................    1,529,113
  Less: Indirectly paid expenses......      (14,235 )
  Fee waivers and/or reimbursement
    from Investment Adviser...........            0
      Net expenses....................    1,514,878
  NET INVESTMENT INCOME...............      766,801
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS AND FOREIGN CURRENCY
  RELATED TRANSACTIONS
  Net realized gain from
    Investments.......................    8,565,826
    Foreign currency related
      transactions....................       67,725
  Net realized gain on investments and
    foreign currency related
    transactions......................    8,633,551
  Net change in unrealized
    appreciation on investments and
    foreign currency related
    transactions......................   15,979,989
  Net realized and unrealized gain on
    investments and foreign currency
    related transactions..............   24,613,540
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS...................  $25,380,341

* Each of the Funds changed their fiscal year end to July 31. The Statements of Operations are for the following periods: for Fund for Total Return, the eight months ended July 31, 1997; for Growth and Income Fund, Small Cap Equity Income Fund, Utility Fund and Value Fund, the seven months ended July 31, 1997; and Income and Growth Fund, the six months ended July 31, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE

                                          [Evergreen Keystone logo appears here]

                            STATEMENTS OF OPERATIONS

                                  GROWTH AND      INCOME AND         SMALL CAP
                                    INCOME          GROWTH         EQUITY INCOME       UTILITY           VALUE
                                    FUND**          FUND*             FUND**            FUND**           FUND**
INVESTMENT INCOME
  Interest....................   $  4,585,041    $  3,845,707       $    86,418       $  452,100      $  2,988,223
  Dividends (net of foreign
    withholding taxes of
    $3,984, $1,278,418, $0,
    $18,580, $23,070, and
    $5,991, respectively).....      6,484,943      53,144,164           221,319        6,423,879        34,250,957
TOTAL INCOME..................     11,069,984      56,989,871           307,737        6,875,979        37,239,180
EXPENSES
  Management fee..............      5,287,338       8,823,541            63,333          725,733         6,950,730
  Distribution Plan
    expenses..................      1,415,844         279,046             5,239          635,044         2,452,995
  Transfer agent fees.........        329,132         871,200            50,036          224,192           631,695
  Administrative service
    fees......................              0               0                 0           70,215           670,060
  Registration fees...........        219,285         101,620            71,195           45,962           166,097
  Custodian fees..............        184,341         289,300            59,940           91,954           328,227
  Professional fees...........         48,605          32,629            15,594           30,625            87,113
  Printing....................         34,721         383,131            11,634           85,237           294,326
  Insurance...................         13,443          54,655             7,193            2,903            17,785
  Trustees fees...............         11,987          49,710             5,346            1,386            17,961
  Interest expense............              0         220,252                 0                0                 0
  Amortization of organization
    expenses..................              0               0             5,744                0                 0
  Other.......................          4,589          33,481             1,724           21,098            23,242
      Total expenses..........      7,549,285      11,138,565           296,978        1,934,349        11,640,231
  Less: Indirectly paid
    expenses..................              0               0                 0                0                 0
  Fee waivers and/or
    reimbursement from
    Investment Adviser........         (5,000)              0          (196,739)        (396,483)                0
      Net expenses............      7,544,285      11,138,565           100,239        1,537,866        11,640,231
  NET INVESTMENT INCOME.......      3,525,699      45,851,306           207,498        5,338,113        25,598,949
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Net realized gain on:
  Investment transactions.....     11,660,346      27,747,824           329,191        3,459,558       216,135,176
  Foreign currency
    transactions..............              0          84,342                 0                0                 0
  Covered call options........              0         784,954                 0                0                 0
  Net realized gain on
    investments, foreign
    currency and covered call
    options...................     11,660,346      28,617,120           329,191        3,459,558       216,135,176
  Net change in unrealized
    appreciation
    (depreciation) of:
    Investments...............    102,653,116      43,509,351           833,605       (3,509,310)       11,014,356
    Foreign currency
      transactions............              0          (1,098)                0                0                 0
  Net change in unrealized
    appreciation on
    investments and foreign
    currency..................    102,653,116      43,508,253           833,605       (3,509,310)       11,014,356
  Net realized and unrealized
    gain (loss) on
    investments, foreign
    currencies and covered
    call options..............    114,313,462      72,125,373         1,162,796          (49,752)      227,149,532
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...   $117,839,161    $117,976,679       $ 1,370,294       $5,288,361      $252,748,481

                                   FUND FOR
                                TOTAL RETURN***
INVESTMENT INCOME
  Interest....................    $   289,654
  Dividends (net of foreign
    withholding taxes of
    $3,984, $1,278,418, $0,
    $18,580, $23,070, and
    $5,991, respectively).....      1,807,120
TOTAL INCOME..................      2,096,774
EXPENSES
  Management fee..............        448,266
  Distribution Plan
    expenses..................        448,502
  Transfer agent fees.........        165,963
  Administrative service
    fees......................         27,066
  Registration fees...........         43,415
  Custodian fees..............         62,950
  Professional fees...........         28,295
  Printing....................         21,283
  Insurance...................              0
  Trustees fees...............              0
  Interest expense............              0
  Amortization of organization
    expenses..................              0
  Other.......................          9,069
      Total expenses..........      1,254,809
  Less: Indirectly paid
    expenses..................        (11,473)
  Fee waivers and/or
    reimbursement from
    Investment Adviser........              0
      Net expenses............      1,243,336
  NET INVESTMENT INCOME.......        853,438
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Net realized gain on:
  Investment transactions.....      1,756,488
  Foreign currency
    transactions..............        156,942
  Covered call options........              0
  Net realized gain on
    investments, foreign
    currency and covered call
    options...................      1,913,430
  Net change in unrealized
    appreciation
    (depreciation) of:
    Investments...............     16,084,525
    Foreign currency
      transactions............              0
  Net change in unrealized
    appreciation on
    investments and foreign
    currency..................     16,084,525
  Net realized and unrealized
    gain (loss) on
    investments, foreign
    currencies and covered
    call options..............     17,997,955
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...    $18,851,393

*-- year ended January 31, 1997; **-- year ended December 31, 1996; and ***-- year ended November 30, 1996

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE

[Evergreen Keystone logo appears here]

                      STATEMENTS OF CHANGES IN NET ASSETS
                   For the fiscal period ended July 31, 1997*

                                       GROWTH AND       INCOME AND       SMALL CAP
                                         INCOME           GROWTH       EQUITY INCOME      UTILITY           VALUE
                                          FUND             FUND            FUND             FUND             FUND
OPERATIONS
  Net investment income...........   $    2,407,908    $ 21,889,648     $   385,091     $  2,786,986    $   16,353,679
  Net realized gain on investments
    and foreign currency related
    transactions..................       23,375,321      44,086,999       1,108,151       11,377,530        58,756,392
  Net change in unrealized
    appreciation on investments
    and foreign currency related
    transactions..................      188,382,086      42,180,501       6,035,485       (1,002,220)      239,837,361
    Net increase in net assets
      resulting from operations...      214,165,315     108,157,148       7,528,727       13,162,296       314,947,432
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A.......................         (342,216)       (248,453)        (11,097)      (2,030,267)       (2,943,697)
    Class B.......................                0        (790,199)        (17,755)        (639,939)       (1,098,593)
    Class C.......................                0         (19,512)         (6,915)          (6,346)           (9,131)
    Class Y.......................       (2,065,692)    (20,540,101)       (297,079)         (40,667)      (10,102,012)
  In excess of net investment
    income:
    Class A.......................          (15,263)              0               0                0                 0
    Class B.......................                0               0               0                0                 0
    Class C.......................                0               0               0                0                 0
    Class Y.......................          (92,131)              0               0                0                 0
  Net realized gain on
    investments:
    Class A.......................                0               0          (1,322)               0                 0
    Class B.......................                0               0          (2,116)               0                 0
    Class C.......................                0               0            (824)               0                 0
    Class Y.......................                0               0         (35,401)               0                 0
    Total distributions to
      shareholders................       (2,515,302)    (21,598,265)       (372,509)      (2,717,219)      (14,153,433)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold:
    Class A.......................       71,457,862       2,114,635       3,587,404          494,721        21,010,689
    Class B.......................      236,281,947       6,799,151       8,164,490        1,349,827        50,184,755
    Class C.......................       12,290,220          66,274       2,529,352           13,731         1,018,408
    Class Y.......................      145,062,792       8,929,797      36,298,202          259,189       137,931,136
  Net asset value of shares issued
    in reinvestment of
    distributions:
    Class A.......................          352,344         225,329          12,209        1,602,820         2,835,467
    Class B.......................            3,746         710,178          19,472          571,837         1,086,571
    Class C.......................                0          15,602           7,467            5,855             9,201
    Class Y.......................        1,641,399      18,026,674         165,502           17,278         6,740,306
  Payment for shares redeemed:
    Class A.......................      (15,573,680)     (1,121,079)        (37,984)     (14,079,531)      (24,085,514)
    Class B.......................      (18,705,681)     (2,685,666)       (142,514)      (6,601,705)      (15,577,742)
    Class C.......................       (1,340,999)       (189,123)        (91,950)         (66,033)         (355,395)
    Class Y.......................      (75,878,946)    (67,224,141)     (8,498,878)        (779,946)     (184,606,592)
    Net increase (decrease) in net
      assets resulting from
      capital share
      transactions................      355,591,004     (34,332,369)     42,012,772      (17,211,957)       (3,808,710)
      Total increase (decrease) in
        net assets................      567,241,017      52,226,514      49,168,990       (6,766,880)      296,985,289
NET ASSETS
  Beginning of period.............      781,451,362     904,242,438       9,676,196      137,149,553     1,523,236,631
  END OF PERIOD...................   $1,348,692,379    $956,468,952     $58,845,186     $130,382,673    $1,820,221,920
Undistributed net investment
  income..........................   $      (10,791)   $  1,748,160     $    54,884     $    170,484    $    2,948,270

                                      FUND FOR
                                    TOTAL RETURN
OPERATIONS
  Net investment income...........  $    766,801
  Net realized gain on investments
    and foreign currency related
    transactions..................     8,633,551
  Net change in unrealized
    appreciation on investments
    and foreign currency related
    transactions..................    15,979,989
    Net increase in net assets
      resulting from operations...    25,380,341
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A.......................      (368,590)
    Class B.......................      (315,494)
    Class C.......................       (78,332)
    Class Y.......................             0
  In excess of net investment
    income:
    Class A.......................             0
    Class B.......................             0
    Class C.......................             0
    Class Y.......................             0
  Net realized gain on
    investments:
    Class A.......................             0
    Class B.......................             0
    Class C.......................             0
    Class Y.......................             0
    Total distributions to
      shareholders................      (762,416)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold:
    Class A.......................     9,464,499
    Class B.......................    48,001,066
    Class C.......................     6,315,824
    Class Y.......................        85,018
  Net asset value of shares issued
    in reinvestment of
    distributions:
    Class A.......................       331,175
    Class B.......................       275,911
    Class C.......................        73,683
    Class Y.......................             0
  Payment for shares redeemed:
    Class A.......................   (10,121,645)
    Class B.......................   (11,087,288)
    Class C.......................    (3,193,608)
    Class Y.......................             0
    Net increase (decrease) in net
      assets resulting from
      capital share
      transactions................    40,144,635
      Total increase (decrease) in
        net assets................    64,762,560
NET ASSETS
  Beginning of period.............    98,575,209
  END OF PERIOD...................  $163,337,769
Undistributed net investment
  income..........................  $   (165,774)

* Each of the Funds changed their fiscal year end to July 31. The Statements of Changes in Net Assets are for the following periods: for Fund for Total Return, the eight months ended July 31, 1997; for Growth and Income Fund, Small Cap Equity Income Fund, Utility Fund and Value Fund, the seven months ended July 31, 1997; and Income and Growth Fund, the six months ended July 31, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE

                                          [Evergreen Keystone logo appears here]

                      STATEMENTS OF CHANGES IN NET ASSETS

                                       GROWTH AND      INCOME AND       SMALL CAP
                                         INCOME          GROWTH       EQUITY INCOME      UTILITY           VALUE
                                         FUND**          FUND*           FUND**           FUND**           FUND**
OPERATIONS
  Net investment income............   $  3,525,699    $ 45,851,306     $   207,498     $  5,338,113    $   25,598,949
  Net realized gain (loss) on
    investments and foreign
    currency related
    transactions...................     11,660,346      28,617,120         329,191        3,459,558       216,135,176
  Net change in unrealized
    appreciation (depreciation) on
    investments and foreign
    currency related transactions..    102,653,116      43,508,253         833,605       (3,509,310)       11,014,356
    Net increase (decrease) in net
      assets resulting from
      operations...................    117,839,161     117,976,679       1,370,294        5,288,361       252,748,481
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A........................       (346,965)       (379,400)         (7,618)      (3,887,411)       (5,758,586)
    Class B........................        (65,442)     (1,152,510)         (9,798)      (1,173,301)       (1,939,188)
    Class C........................         (2,714)        (39,024)           (710)         (11,835)          (14,165)
    Class Y........................     (3,093,315)    (45,453,926)       (186,039)        (229,804)      (19,538,457)
  In excess of net investment
    income:
    Class A........................           (602)              0               0                0                 0
    Class B........................           (114)              0               0                0                 0
    Class C........................             (5)              0               0                0                 0
    Class Y........................         (5,366)              0               0                0                 0
  Net realized gain on investments:
    Class A........................     (1,255,570)              0         (12,475)      (2,465,668)      (45,832,278)
    Class B........................     (3,652,416)              0         (27,933)        (979,858)      (27,532,324)
    Class C........................       (141,822)              0          (1,936)         (10,055)         (204,292)
    Class Y........................     (6,629,223)              0        (279,606)         (53,192)     (141,841,285)
  In excess of net realized gain on
    investments:
    Class A........................         (4,767)              0               0          (16,378)         (229,771)
    Class B........................        (13,868)              0               0           (6,509)         (138,028)
    Class C........................           (538)              0               0              (67)           (1,024)
    Class Y........................        (25,172)              0               0             (353)         (711,093)
    Total distributions to
      shareholders.................    (15,237,899)    (47,024,860)       (526,115)      (8,834,431)     (243,740,491)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold:
    Class A........................     76,959,622       5,918,321         285,774        2,626,118        23,895,251
    Class B........................    185,314,202      19,899,458         341,494        8,401,385        47,442,303
    Class C........................      7,294,757         684,918          48,265          274,673           832,827
    Class Y........................    200,509,060      28,512,144       3,628,792        1,120,499       324,801,783
  Net asset value of shares issued
    in reinvestment of
    distributions:
    Class A........................      1,546,893         341,281          19,575        5,051,093        49,562,452
    Class B........................      3,613,927       1,003,747          36,358        1,935,353        28,693,188
    Class C........................        115,108          29,305           1,697           20,723           215,421
    Class Y........................      7,729,161      40,431,169         316,899           74,971       108,890,530
  Payment for shares redeemed:
    Class A........................    (21,729,967)     (1,646,836)       (213,193)     (16,984,094)      (39,736,035)
    Class B........................    (13,411,376)     (2,649,792)        (11,697)      (6,652,890)      (18,943,891)
    Class C........................       (597,615)       (328,507)        (22,125)        (135,909)         (377,207)
    Class Y........................   (135,786,868)   (193,045,864)       (912,038)      (6,607,014)     (316,060,052)
  Shares issued in acquistion of
    FFB Lexicon Capital
    Appreciation Fund..............    159,432,723               0               0                0                 0
    Class Y........................
  Shares issued in acquistion of
    FFB Lexicon Select Value
    Fund...........................              0               0               0                0        95,883,824
    Class Y........................
  Shares issued in acquistion of
    FFB Lexicon Equity Fund........              0               0               0                0        14,077,973
    Class Y........................
    Net increase (decrease) in net
      assets resulting from capital
      share transactions...........    470,989,627    (100,850,656)      3,519,801      (10,875,092)      319,178,367
      Total increase (decrease) in
        net assets.................    573,590,889     (29,898,837)      4,363,980      (14,421,162)      328,186,357
NET ASSETS
  Beginning of period..............    207,860,473     934,141,275       5,312,216      151,570,715     1,195,050,274
  END OF PERIOD....................   $781,451,362    $904,242,438     $ 9,676,196     $137,149,553    $1,523,236,631
Undistributed net investments
  income (accumulated distributions
  in excess of net investment
  income)..........................   $      6,087    $  1,321,369     $     3,333     $    100,717    $      292,413

                                       FUND FOR
                                        TOTAL
                                      RETURN***
OPERATIONS
  Net investment income............  $   853,438
  Net realized gain (loss) on
    investments and foreign
    currency related
    transactions...................    1,913,430
  Net change in unrealized
    appreciation (depreciation) on
    investments and foreign
    currency related transactions..   16,084,525
    Net increase (decrease) in net
      assets resulting from
      operations...................   18,851,393
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A........................     (539,949 )
    Class B........................     (273,356 )
    Class C........................     (112,998 )
    Class Y........................            0
  In excess of net investment
    income:
    Class A........................            0
    Class B........................            0
    Class C........................            0
    Class Y........................            0
  Net realized gain on investments:
    Class A........................     (754,551 )
    Class B........................     (808,105 )
    Class C........................     (270,058 )
    Class Y........................            0
  In excess of net realized gain on
    investments:
    Class A........................            0
    Class B........................            0
    Class C........................            0
    Class Y........................            0
    Total distributions to
      shareholders.................   (2,759,017 )
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold:
    Class A........................   11,818,891
    Class B........................   23,867,265
    Class C........................    6,185,359
    Class Y........................            0
  Net asset value of shares issued
    in reinvestment of
    distributions:
    Class A........................    1,193,118
    Class B........................      974,432
    Class C........................      362,645
    Class Y........................            0
  Payment for shares redeemed:
    Class A........................   (6,837,747 )
    Class B........................   (8,156,600 )
    Class C........................   (4,069,150 )
    Class Y........................            0
  Shares issued in acquistion of
    FFB Lexicon Capital
    Appreciation Fund..............            0
    Class Y........................
  Shares issued in acquistion of
    FFB Lexicon Select Value
    Fund...........................            0
    Class Y........................
  Shares issued in acquistion of
    FFB Lexicon Equity Fund........            0
    Class Y........................
    Net increase (decrease) in net
      assets resulting from capital
      share transactions...........   25,338,213
      Total increase (decrease) in
        net assets.................   41,430,589
NET ASSETS
  Beginning of period..............   57,144,620
  END OF PERIOD....................  $98,575,209
Undistributed net investments
  income (accumulated distributions
  in excess of net investment
  income)..........................  $  (233,100 )

*-- year ended January 31, 1997; **-- year ended December 31, 1996; and ***-- year ended November 30, 1996

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE

[Evergreen Keystone logo appears here]

                      STATEMENTS OF CHANGES IN NET ASSETS

                                       GROWTH AND      INCOME AND       SMALL CAP
                                         INCOME          GROWTH       EQUITY INCOME      UTILITY           VALUE
                                         FUND**          FUND*           FUND**           FUND**           FUND**
OPERATIONS
  Net investment income............   $  1,291,809    $ 53,831,619     $   159,722     $  3,889,362    $   29,177,545
  Net realized gain on
    investments....................      5,206,584      18,456,772         232,995        6,197,705        50,649,714
  Net change in unrealized
    appreciation (depreciation) on
    investments....................     28,342,991     126,889,047         786,111       17,561,515       196,633,111
    Net increase in net assets
      resulting from operations....     34,841,384     199,177,438       1,178,828       27,648,582       276,460,370
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A........................        (93,250)       (115,623)         (5,089)      (2,358,231)       (6,221,428)
    Class B........................       (104,385)       (338,493)         (4,875)      (1,177,734)       (2,281,745)
    Class C........................         (5,584)        (10,937)           (421)          (6,275)          (12,030)
    Class Y........................     (1,088,590)    (53,434,290)       (155,906)        (298,965)      (19,218,021)
  In excess of net investment
    income:
    Class A........................           (518)              0               0                0                 0
    Class B........................           (580)              0               0                0                 0
    Class C........................            (31)              0               0                0                 0
    Class Y........................         (6,050)              0               0                0                 0
  Net realized gain on investments:
    Class A........................       (468,664)              0          (8,583)      (4,315,104)      (12,319,599)
    Class B........................     (1,156,785)              0         (10,427)      (1,416,839)       (5,935,694)
    Class C........................        (48,338)              0            (900)          (9,717)          (33,758)
    Class Y........................     (3,524,196)              0        (196,151)        (316,309)      (32,229,160)
    Total distributions to
      shareholders.................     (6,496,971)    (53,899,343)       (382,352)      (9,899,174)      (78,251,435)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold:
    Class A........................     17,981,665       4,349,310         210,178        1,885,138        12,018,651
    Class B........................     43,094,733      13,730,445         248,049        4,989,454        18,428,845
    Class C........................      1,808,328         469,424          19,533          109,078           307,770
    Class Y........................     68,368,276      34,117,050         973,677        1,826,095       278,777,942
  Net asset value of shares issued
    in reinvestment of
    distributions:
    Class A........................        545,083         101,915          13,667        5,335,896        17,771,730
    Class B........................      1,234,636         302,547          14,752        2,287,981         7,933,916
    Class C........................         50,033           8,587           1,317           15,571            45,762
    Class Y........................      3,882,512      48,020,816         285,901           84,251        40,900,972
  Payment for shares redeemed:
    Class A........................     (1,048,468)       (423,996)        (30,712)     (13,551,249)      (35,747,673)
    Class B........................     (1,763,506)       (692,877)        (26,158)      (6,110,450)      (13,658,563)
    Class C........................        (96,507)         (4,731)              0          (37,152)         (149,074)
    Class Y........................    (27,997,743)   (253,504,082)       (807,286)        (487,291)     (193,762,147)
  Shares issued in acquisition of
    ABT Utility Income Fund, Inc.
    Class A........................              0               0               0       99,162,259                 0
  Shares issued in acquisition of
    ABT Growth & Income Trust
    Class A........................              0               0               0                0        63,356,435
    Net increase (decrease) in net
      assets resulting from capital
      share transactions...........    106,059,042    (153,525,592)        902,918       95,509,581       196,224,566
      Total increase (decrease) in
        net assets.................    134,403,455      (8,247,497)      1,699,394      113,258,989       394,433,501
NET ASSETS
  Beginning of period..............     73,457,018     942,388,772       3,612,822       38,311,726       800,616,773
  END OF PERIOD....................   $207,860,473    $934,141,275     $ 5,312,216     $151,570,715    $1,195,050,274
Undistributed net investment
  income...........................   $          0    $  2,410,572     $         0     $     68,090    $    1,943,860

                                       FUND FOR
                                        TOTAL
                                      RETURN***
OPERATIONS
  Net investment income............  $   708,899
  Net realized gain on
    investments....................    2,737,174
  Net change in unrealized
    appreciation (depreciation) on
    investments....................    7,477,718
    Net increase in net assets
      resulting from operations....   10,923,791
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Class A........................     (466,226 )
    Class B........................     (149,198 )
    Class C........................      (93,475 )
    Class Y........................            0
  In excess of net investment
    income:
    Class A........................     (138,497 )
    Class B........................     (110,954 )
    Class C........................      (54,085 )
    Class Y........................            0
  Net realized gain on investments:
    Class A........................   (1,220,537 )
    Class B........................     (868,298 )
    Class C........................     (423,790 )
    Class Y........................            0
    Total distributions to
      shareholders.................   (3,525,060 )
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold:
    Class A........................    3,618,417
    Class B........................   13,668,348
    Class C........................    3,797,262
    Class Y........................            0
  Net asset value of shares issued
    in reinvestment of
    distributions:
    Class A........................    1,664,588
    Class B........................    1,002,721
    Class C........................      527,153
    Class Y........................            0
  Payment for shares redeemed:
    Class A........................   (5,386,215 )
    Class B........................   (3,483,004 )
    Class C........................   (2,107,107 )
    Class Y........................            0
  Shares issued in acquisition of
    ABT Utility Income Fund, Inc.
    Class A........................            0
  Shares issued in acquisition of
    ABT Growth & Income Trust
    Class A........................            0
    Net increase (decrease) in net
      assets resulting from capital
      share transactions...........   13,302,163
      Total increase (decrease) in
        net assets.................   20,700,894
NET ASSETS
  Beginning of period..............   36,443,726
  END OF PERIOD....................  $57,144,620
Undistributed net investment
  income...........................  $   (35,682 )

*-- year ended January 31, 1996; **-- year ended December 31, 1995 and ***-- year ended November 30, 1995

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                                EVERGREEN KEYSTONE

                                          [Evergreen Keystone logo appears here]

                     COMBINED NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Evergreen Keystone Growth and Income Funds consist of Evergreen Growth and Income Fund ("Growth and Income"), Evergreen Income and Growth Fund ("Income and Growth"), Evergreen Small Cap Equity Income Fund ("Small Cap"), Evergreen Utility Fund ("Utility"), Evergreen Value Fund ("Value") and Keystone Fund for Total Return ("Total Return"), each of which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. Growth and Income is a Massachusetts business trust organized in 1986. Income and Growth is a Massachusetts business trust organized in 1986, and was originally organized as a Maryland Corporation in 1978. Small Cap is a separate series of The Evergreen American Retirement Trust, a Massachusetts business trust organized in 1987. Utility and Value are separate series of The Evergreen Investment Trust, a Massachusetts business trust organized in 1984. Total Return is a Massachusetts business trust organized in 1986. Growth and Income, Income and Growth, Small Cap, Utility, Value and Total Return, are collectively referred to herein as the "Funds".

The Funds offer Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

2. ACQUISITION INFORMATION

Effective January 1, 1996, First Fidelity Bancorporation ("First Fidelity") merged with First Union National Bank of North Carolina ("First Union"). Effective on the close of business on January 19, 1996, Growth and Income acquired substantially all of the net assets of FFB Lexicon Capital Appreciation Fund, an open-end investment company registered under the 1940 Act valued at $159,432,723. The net assets were exchanged through a non-taxable exchange for 8,631,861 Class Y shares of Growth and Income valued at $18.47 per share. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $31,537,903. The aggregate net assets of Growth and Income upon the acquisition were $375,936,243.

Effective on the close of business on January 19, 1996, Value acquired substantially all the net assets of FFB Lexicon Select Value Fund and FFB Equity Fund, open-end investment companies registered under the 1940 Act valued at $95,883,824 and $14,077,973, respectively. The net assets of these Funds were exchanged through a non-taxable exchange for 4,720,676 and 692,924 Class Y shares of Value, valued at $20.31 per share. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $12,858,729 and $2,218,691, respectively. The aggregate net assets of Value upon the acquisitions were $1,310,431,335.

In addition, on June 30, 1995, Value acquired substantially all of the net assets of ABT Growth and Income Trust, an open-end investment company registered under the 1940 Act valued at $63,356,435. The net assets were exchanged through a non-taxable exchange for 3,289,535 Class A Shares of Value valued at $19.26 per share. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $10,278,721. The aggregate net assets of Value upon the acquisition were $935,777,632.

On June 30, 1995, Utility acquired substantially all of the net assets of ABT Utility Income Fund, Inc., an open-end investment company registered under the 1940 Act valued at $99,162,259. The net assets were exchanged through a non-taxable exchange for 10,160,068 Class A Shares of Utility valued at $9.76 per share. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $6,321,522. The aggregate net assets of Utility upon the acquisition were $140,913,190.

3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

                                EVERGREEN KEYSTONE

[Evergreen Keystone logo appears here]

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

A. VALUATION OF SECURITIES
The Funds value securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") at the last reported sales price on the exchange where primarily traded. The Funds value securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price. U.S. government obligations held by the Funds are valued at the mean between the over-the-counter bid and asked prices. Corporate bonds, other fixed-income securities, and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service, including restricted securities, are valued at fair value as determined in good faith according to procedures established by the Board of Trustees. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. REPURCHASE AGREEMENTS
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, Total Return, along with certain other funds managed by Keystone, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. REVERSE REPURCHASE AGREEMENTS
To obtain short-term financing, Small Cap, Utility, Value and Total Return may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. FOREIGN CURRENCY
The books and records of the Funds are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions and foreign currency related transactions. Foreign currency gains and losses from the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received is included in dividend and interest income. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on investments.

E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. SECURITY TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes which are accrued as applicable. Capital gains realized on some foreign securities may be subject to foreign taxes and are accrued as applicable.

G. FEDERAL INCOME TAXES
The Funds have qualified and intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable income, net tax-exempt income and net capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

                                EVERGREEN KEYSTONE

                                          [Evergreen Keystone logo appears here]

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

H. DISTRIBUTIONS
Distributions from net investment income for the Funds, except Utility, are declared and paid quarterly. Distributions for Utility from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for realized gains from foreign currency related transactions and certain distributions received from real estate investment trusts.

L. CLASS ALLOCATIONS
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

M. ORGANIZATION EXPENSES
Organization expenses are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Funds are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

4. CAPITAL SHARE TRANSACTIONS

The Funds, except Total Return, have an unlimited number of $0.0001 par value shares of beneficial interest authorized. Total Return has an unlimited number of shares of beneficial interest with no par value, authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class Y. Transactions in shares of the Funds were as follows:

GROWTH AND INCOME

                                                      PERIOD ENDED                 YEAR ENDED                  YEAR ENDED
                                                     JULY 31, 1997**            DECEMBER 31, 1996          DECEMBER 31, 1995*
                                                    SHARES         AMOUNT       SHARES         AMOUNT       SHARES         AMOUNT
CLASS A
Shares sold..................................    2,967,692   $ 71,457,862    3,719,917   $ 76,959,622    1,049,648   $ 17,981,665
Shares issued on reinvestment of
  distribution...............................       14,532        352,344       69,271      1,546,893       29,563        545,083
Shares redeemed..............................     (645,446)   (15,573,680)  (1,044,500)   (21,729,967)     (59,282)    (1,048,468)
Net increase.................................    2,336,778     56,236,526    2,744,688     56,776,548    1,019,929     17,478,280
CLASS B
Shares sold..................................    9,881,863    236,281,947    8,914,571    185,314,202    2,516,682     43,094,733
Shares issued on reinvestment of
  distribution...............................          166          3,746      160,953      3,613,927       66,937      1,234,636
Shares redeemed..............................     (779,920)   (18,705,681)    (646,461)   (13,411,376)     (97,308)    (1,763,506)
Net increase.................................    9,102,109    217,580,012    8,429,063    175,516,753    2,486,311     42,565,863
CLASS C
Shares sold..................................      511,624     12,290,220      348,918      7,294,757      106,185      1,808,328
Shares issued on reinvestment of
  distribution...............................           --             --        5,130        115,108        2,716         50,033
Shares redeemed..............................      (55,491)    (1,340,999)     (29,065)      (597,615)      (5,395)       (96,507)
Net increase.................................      456,133     10,949,221      324,983      6,812,250      103,506      1,761,854
CLASS Y
Shares sold..................................    6,060,064    145,062,792    9,899,164    200,509,060    3,937,086     68,368,276
Shares issued in acquisition of FFB Lexicon
  Capital Appreciation Fund..................           --             --    8,631,861    159,432,723           --             --
Shares issued on reinvestment of
  distribution...............................       67,571      1,641,399      349,251      7,729,161      211,697      3,882,512
Shares redeemed..............................   (3,163,527)   (75,878,946)  (6,820,349)  (135,786,868)  (1,658,100)   (27,997,743)
Net increase.................................    2,964,108     70,825,245   12,059,927    231,884,076    2,490,683     44,253,045
Total net increase resulting from Fund share
  transactions...............................   14,859,128   $355,591,004   23,558,661   $470,989,627    6,100,429   $106,059,042

 * The Funds share activity for Class A, Class B and Class C reflect the period from January 3, 1995 (commencement of class operations) through December 31, 1995.
** The Fund changed its fiscal year end from December 31 to July 31, effective
   July 31, 1997.

                                EVERGREEN KEYSTONE

[Evergreen Keystone logo appears here]

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

INCOME AND GROWTH
                                                     PERIOD ENDED                  YEAR ENDED                   YEAR ENDED
                                                    JULY 31, 1997*              JANUARY 31, 1997             JANUARY 31, 1996
                                                   SHARES         AMOUNT       SHARES          AMOUNT        SHARES          AMOUNT
CLASS A
Shares sold.................................       96,124   $  2,114,635      288,739   $   5,918,321       228,841   $   4,349,310
Shares issued on reinvestment of
  distribution..............................       10,209        225,329       16,567         341,281         5,285         101,915
Shares redeemed.............................      (51,264)    (1,121,079)     (80,074)     (1,646,836)      (22,041)       (423,996)
Net increase................................       55,069      1,218,885      225,232       4,612,766       212,085       4,027,229
CLASS B
Shares sold.................................      308,925      6,799,151      973,616      19,899,458       719,805      13,730,445
Shares issued on reinvestment of
  distribution..............................       32,359        710,178       48,861       1,003,747        15,667         302,547
Shares redeemed.............................     (123,038)    (2,685,666)    (128,458)     (2,649,792)      (35,675)       (692,877)
Net increase................................      218,246      4,823,663      894,019      18,253,413       699,797      13,340,115
CLASS C
Shares sold.................................        2,951         66,274       33,684         684,918        24,468         469,424
Shares issued on reinvestment of
  distribution..............................          712         15,602        1,429          29,305           445           8,587
Shares redeemed.............................       (9,060)      (189,123)     (15,865)       (328,507)         (262)         (4,731)
Net increase (decrease).....................       (5,397)      (107,247)      19,248         385,716        24,651         473,280
CLASS Y
Shares sold.................................      407,330      8,929,797    1,398,445      28,512,144     1,829,669      34,117,050
Shares issued on reinvestment of
  distribution..............................      816,636     18,026,674    1,968,663      40,431,169     2,547,340      48,020,816
Shares redeemed.............................   (3,049,701)   (67,224,141)  (9,386,347)   (193,045,864)  (13,511,557)   (253,504,082)
Net decrease................................   (1,825,735)   (40,267,670)  (6,019,239)   (124,102,551)   (9,134,548)   (171,366,216)
Total net decrease resulting from Fund share
  transactions..............................   (1,557,817)  $(34,332,369)  (4,880,740)  $(100,850,656)   (8,198,015)  $(153,525,592)

* The Fund changed its fiscal year end from January 31 to July 31, effective July 31, 1997.

                                EVERGREEN KEYSTONE

                                          [Evergreen Keystone logo appears here]

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SMALL CAP EQUITY INCOME
                                                                PERIOD ENDED              YEAR ENDED             YEAR ENDED
                                                               JULY 31, 1997**        DECEMBER 31, 1996      DECEMBER 31, 1995*
                                                              SHARES        AMOUNT    SHARES       AMOUNT    SHARES        AMOUNT
CLASS A
Shares sold.............................................     246,413   $ 3,587,404    23,318   $  285,774    20,272     $ 210,178
Shares issued on reinvestment of distribution...........         854        12,209     1,564       19,575     1,218        13,667
Shares redeemed.........................................      (2,663)      (37,984)  (17,926)    (213,193)   (2,789)      (30,712)
Net increase............................................     244,604     3,561,629     6,956       92,156    18,701       193,133
CLASS B
Shares sold.............................................     560,543     8,164,490    27,963      341,494    24,055       248,049
Shares issued on reinvestment of distribution...........       1,366        19,472     2,883       36,358     1,305        14,752
Shares redeemed.........................................      (9,769)     (142,514)     (966)     (11,697)   (2,383)      (26,158)
Net increase............................................     552,140     8,041,448    29,880      366,155    22,977       236,643
CLASS C
Shares sold.............................................     178,877     2,529,352     3,956       48,265     1,928        19,533
Shares issued on reinvestment of distribution...........         524         7,467       136        1,697       116         1,317
Shares redeemed.........................................      (6,447)      (91,950)   (1,838)     (22,125)        0             0
Net increase............................................     172,954     2,444,869     2,254       27,837     2,044        20,850
CLASS Y
Shares sold.............................................   2,593,853    36,298,202   289,906    3,628,792    93,274       973,677
Shares issued on reinvestment of distribution...........      11,719       165,502    25,358      316,899    25,655       285,901
Shares redeemed.........................................    (562,869)   (8,498,878)  (75,598)    (912,038)  (76,033)     (807,286)
Net increase............................................   2,042,703    27,964,826   239,666    3,033,653    42,896       452,292
Total net increase resulting from Fund share
  transactions..........................................   3,012,401   $42,012,772   278,756   $3,519,801    86,618     $ 902,918

 * The Fund share activity for Class A, Class B and Class C shares reflect the period from January 3, 1995, January 3, 1995, January 24, 1995, respectively, (commencement of class operations) through December 31, 1995.
** The Fund changed its fiscal year end from December 31 to July 31, effective
   July 31, 1997.

                                EVERGREEN KEYSTONE

[Evergreen Keystone logo appears here]

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

UTILITY
                                                     PERIOD ENDED                 YEAR ENDED                    YEAR ENDED
                                                    JULY 31, 1997**            DECEMBER 31, 1996            DECEMBER 31, 1995
                                                   SHARES         AMOUNT       SHARES         AMOUNT        SHARES           AMOUNT
CLASS A
Shares sold.................................       45,144   $    494,721      246,512   $  2,626,118       190,219   $    1,885,138
Shares issued in acquisition of ABT Utility
  Income Fund, Inc..........................           --             --           --             --    10,160,068       99,162,259
Shares issued on reinvestment of
  distribution..............................      147,141      1,602,820      478,287      5,051,093       505,736        5,335,896
Shares redeemed.............................   (1,294,589)   (14,079,531)  (1,609,448)   (16,984,094)   (1,333,516)     (13,551,249)
Net increase (decrease).....................   (1,102,304)   (11,981,990)    (884,649)    (9,306,883)    9,522,507       92,832,044
CLASS B
Shares sold.................................      123,876      1,349,827      787,800      8,401,385       506,602        4,989,454
Shares issued on reinvestment of
  distribution..............................       52,424        571,837      183,056      1,935,353       222,027        2,287,981
Shares redeemed.............................     (611,224)    (6,601,705)    (630,402)    (6,652,890)     (626,919)      (6,110,450)
Net increase (decrease).....................     (434,924)    (4,680,041)     340,454      3,683,848       101,710        1,166,985
CLASS C
Shares sold.................................        1,231         13,731       25,812        274,673        10,650          109,078
Shares issued on reinvestment of
  distribution..............................          536          5,855        1,963         20,723         1,497           15,571
Shares redeemed.............................       (6,079)       (66,033)     (13,100)      (135,909)       (3,614)         (37,152)
Net increase (decrease).....................       (4,312)       (46,447)      14,675        159,487         8,533           87,497
CLASS Y
Shares sold.................................       23,627        259,189      106,165      1,120,499       184,329        1,826,095
Shares issued on reinvestment of
  distribution..............................        1,585         17,278        7,089         74,971         8,025           84,251
Shares redeemed.............................      (72,220)      (779,946)    (644,560)    (6,607,014)      (49,697)        (487,291)
Net increase (decrease).....................      (47,008)      (503,479)    (531,306)    (5,411,544)      142,657        1,423,055
Total net increase (decrease) resulting from
  Fund share transactions...................   (1,588,548)  $(17,211,957)  (1,060,826)  $(10,875,092)    9,775,407   $   95,509,581

** The Fund changed its fiscal year end from December 31 to July 31, effective
   July 31, 1997.

                                EVERGREEN KEYSTONE

                                          [Evergreen Keystone logo appears here]

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

VALUE
                                                   PERIOD ENDED                  YEAR ENDED                     YEAR ENDED
                                                 JULY 31, 1997**              DECEMBER 31, 1996             DECEMBER 31, 1995
                                                SHARES          AMOUNT        SHARES          AMOUNT        SHARES           AMOUNT
CLASS A
Shares sold..............................      948,931   $  21,010,689     1,109,850   $  23,895,251       628,945    $  12,018,651
Shares issued in acquisition of ABT
  Growth and Income Trust................            0               0             0               0     3,289,535       63,356,435
Shares issued on reinvestment of
  distribution...........................      127,041       2,835,467     2,371,895      49,562,452       883,572       17,771,730
Shares redeemed..........................   (1,099,102)    (24,085,514)   (1,836,296)    (39,736,035)   (1,863,758)     (35,747,673)
Net increase (decrease)..................      (23,130)       (239,358)    1,645,449      33,721,668     2,938,294       57,399,143
CLASS B
Shares sold..............................    2,284,482      50,184,755     2,197,426      47,442,303       951,887       18,428,845
Shares issued on reinvestment of
  distribution...........................       48,527       1,086,571     1,374,236      28,693,188       394,396        7,933,916
Shares redeemed..........................     (709,716)    (15,577,742)     (873,740)    (18,943,891)     (723,565)     (13,658,563)
Net increase.............................    1,623,293      35,693,584     2,697,922      57,191,600       622,718       12,704,198
CLASS C
Shares sold..............................       46,777       1,018,408        38,761         832,827        15,721          307,770
Shares issued on reinvestment of
  distribution...........................          410           9,201        10,328         215,421         2,274           45,762
Shares redeemed..........................      (16,263)       (355,395)      (17,818)       (377,207)       (7,532)        (149,074)
Net increase.............................       30,924         672,214        31,271         671,041        10,463          204,458
CLASS Y
Shares sold..............................    6,289,283     137,931,136    15,195,754     324,801,783    14,762,272      278,777,942
Shares issued in acquisition of FFB
  Lexicon Select Value Fund..............            0               0     4,720,676      95,883,824             0                0
Shares issued in acquisition of FFB
  Equity Fund............................            0               0       692,924      14,077,973             0                0
Shares issued on reinvestment of
  distribution...........................      302,057       6,740,306     5,208,388     108,890,530     2,044,972       40,900,972
Shares redeemed..........................   (8,383,008)   (184,606,592)  (14,584,293)   (316,060,052)  (10,121,343)    (193,762,147)
Net increase (decrease)..................   (1,791,668)    (39,935,150)   11,233,449     227,594,058     6,685,901      125,916,767
Total net increase (decrease) resulting
  from Fund share transactions...........     (160,581)  $  (3,808,710)   15,608,091   $ 319,178,367    10,257,376    $ 196,224,566

** The Fund changed its fiscal year end from December 31 to July 31, effective
   July 31, 1997.

                                EVERGREEN KEYSTONE

[Evergreen Keystone logo appears here]

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

KEYSTONE FUND FOR TOTAL RETURN
                                                            PERIOD ENDED               YEAR ENDED                YEAR ENDED
                                                          JULY 31, 1997*#           NOVEMBER 30, 1996         NOVEMBER 30, 1995
                                                         SHARES         AMOUNT      SHARES        AMOUNT      SHARES        AMOUNT
CLASS A
Shares sold........................................     521,092   $  9,464,499     756,854   $11,818,891     280,062   $ 3,618,417
Shares issued on reinvestment of distribution......      18,071        331,175      71,945     1,193,118     126,167     1,664,588
Shares redeemed....................................    (564,385)   (10,121,645)   (446,563)   (6,837,747)   (422,494)   (5,386,215)
Net increase (decrease)............................     (25,222)      (325,971)    382,236     6,174,262     (16,265)     (103,210)
CLASS B
Shares sold........................................   2,651,702     48,001,066   1,503,008    23,867,265   1,057,718    13,668,348
Shares issued on reinvestment of distribution......      15,072        275,911      57,897       974,432      75,397     1,002,721
Shares redeemed....................................    (609,684)   (11,087,288)   (534,970)   (8,156,600)   (266,010)   (3,483,004)
Net increase.......................................   2,057,090     37,189,689   1,025,935    16,685,097     867,105    11,188,065
CLASS C
Shares sold........................................     350,562      6,315,824     398,635     6,185,359     303,795     3,797,262
Shares issued on reinvestment of distribution......       4,023         73,683      21,672       362,645      39,802       527,153
Shares redeemed....................................    (172,539)    (3,193,608)   (265,577)   (4,069,150)   (164,102)   (2,107,107)
Net increase.......................................     182,046      3,195,899     154,730     2,478,854     179,495     2,217,308
CLASS Y
Shares sold........................................       4,487         85,018           0             0           0             0
Shares issued on reinvestment of distribution......           0              0           0             0           0             0
Shares redeemed....................................           0              0           0             0           0             0
Net increase.......................................       4,487         85,018           0             0           0             0
Total net increase resulting from Fund share
  transactions.....................................   2,218,401   $ 40,144,635   1,562,901   $25,338,213   1,030,335   $13,302,163

* The Fund share activity for Class Y shares reflect the period from January 13, 1997 (commencement of class operations) through July 31, 1997.
# The Fund changed its fiscal year end from November 30 to July 31, effective
  July 31, 1997.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities, excluding short-term securities, were as follows for the period ended July 31, 1997 and each Fund's previous fiscal year end:

                                                    PERIOD ENDED
                                                   JULY 31, 1997**          FUND'S PREVIOUS FISCAL YEAR*
                                               COST OF        PROCEEDS        COST OF          PROCEEDS
                                              PURCHASES      FROM SALES      PURCHASES        FROM SALES
Growth and Income.........................   $229,043,231   $ 47,424,367   $  238,741,288   $   61,805,548
Income and Growth.........................    626,983,951    657,874,692    1,474,882,363    1,463,903,225
Small Cap.................................     42,724,562      3,893,209        6,550,736        3,042,710
Utility...................................     64,274,576     81,054,578       83,136,428       96,084,227
Value.....................................     95,991,449    159,700,317    1,210,509,734    1,274,623,554
Total Return..............................     88,212,224     49,211,301       49,291,647       27,160,592

         * Investment activity for Growth and Income, Small Cap, Utility and Value is for the year ended December 31, 1996, Income and Growth is for the year ended January 31, 1997 and Total Return is for the year ended November 30, 1996.
        ** Investment activity for Growth and Income, Small Cap, Utility and Value is for the seven months ended July 31, 1997, Income and Growth is for the six months ended July 31, 1997 and Total Return is for the eight months ended July 31, 1997.

                                EVERGREEN KEYSTONE

                                          [Evergreen Keystone logo appears here]

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

On July 31, 1997, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                                                 GROSS          GROSS       NET UNREALIZED
                                                  TAX          UNREALIZED     UNREALIZED     APPRECIATION
                                                  COST        APPRECIATION   DEPRECIATION   (DEPRECIATION)
Growth and Income.........................   $  975,656,115   $372,134,629   $ 6,453,643     $365,680,986
Income and Growth.........................      854,284,316    136,340,327    33,866,911      102,473,416
Small Cap.................................       49,531,462      8,139,049       598,572        7,540,477
Utility...................................      115,966,044     19,364,529     2,389,293       16,975,236
Value.....................................    1,339,048,825    500,743,472    23,445,659      477,297,813
Total Return..............................      119,780,289     44,851,368     1,382,698       43,468,670

6. DISTRIBUTION PLANS

Evergreen Keystone Distributor, Inc. (formerly, Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS") is serving as principal underwriter to the Funds. Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. (formerly, Keystone Investment Distributors Company) ("EKIS"), a wholly-owned subsidiary of Keystone, served as Total Return's principal underwriter.

Each Fund has adopted Distribution Plans for each class of shares, except Class Y, as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the fund to reimburse its principal underwriter for costs related to selling shares of the fund and for various other services. These costs, which consist primarily of commissions and services fees to broker-dealers who sell shares of the fund, are paid by shareholders through expenses called "Distribution Plan expenses". Each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net assets of the class. Class B and Class C also presently pay distribution fees equal to 0.75% of the average daily net assets of the Class. Distribution Plan expenses are calculated daily and paid monthly.

With respect to Class B and Class C shares, the principal underwriter may pay distribution costs greater than the allowable annual amounts the Fund is permitted to pay. The Fund may reimburse the principal underwriter for such excess amounts in later years with annual interest at the prime rate plus 1.00%.

EKD has entered into a Shareholder Services agreement with First Union Brokerage Services ("FUBS"), an affiliate of First Union, whereby they will pay FUBS services fees up to the annual limit of .25 of 1% of average daily net assets of its Class B and Class C shares of the Funds.

                                EVERGREEN KEYSTONE

[Evergreen Keystone logo appears here]

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the period ended July 31, 1997 and each Fund's previous fiscal year, amounts paid to EKD and/or EKIS pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows

                                                                         PERIOD ENDED JULY 31, 1997*
                                                                      CLASS A      CLASS B      CLASS C
Growth and Income..................................................   $175,321    $2,170,223    $ 91,676
Income and Growth..................................................     13,129       186,670       4,556
Small Cap..........................................................      1,710        15,062       5,553
Utility............................................................    134,715       214,190       2,114
Value..............................................................    509,860     1,337,333      10,924
Total Return.......................................................     66,585       460,418     119,908

        * Distribution Plan expenses for Growth and Income, Small Cap, Utility and Value are for the seven months ended July 31, 1997, Income and Growth are for the six months ended July 31, 1997 and Total Return are for the eight months ended July 31, 1997.

                                                                            PREVIOUS FISCAL YEAR**
                                                                      CLASS A      CLASS B      CLASS C
Growth and Income..................................................   $122,222    $1,245,549    $ 48,073
Income and Growth..................................................     18,106       252,431       8,509
Small Cap..........................................................        618         4,265         356
Utility............................................................    252,753       378,500       3,791
Value..............................................................    767,254     1,674,133      11,608
Total Return.......................................................     75,270       260,237     112,995

        ** Distribution Plan expenses for Growth and Income, Small Cap,
           Utility and Value are for the fiscal year ended December 31, 1996, Income and Growth are for the fiscal year ended January 31, 1997 and Total Return are for the fiscal year ended November 30, 1996.

Each of the Distribution Plans for Total Return may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to EKIS and/or EKD may continue as compensation for services which had been provided while the Distribution Plan was in effect.

EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from each Fund. EKD intends to seek full payment of such distribution costs from each Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.

EKD and/or its predecessor has advised the Funds that it has retained the following amounts from front-end sales charges resulting from the sales of Class A shares during the period ended July 31, 1997 and each Fund's previous fiscal year:

                                                                          PERIOD ENDED       PREVIOUS
                                                                         JULY 31, 1997*    FISCAL YEAR**
Growth and Income.....................................................      $169,177         $ 158,858
Income and Growth.....................................................         4,194            20,208
Small Cap.............................................................         6,942               340
Utility...............................................................         1,789             7,857
Value.................................................................        51,343            56,609
Total Return..........................................................         9,998            75,270

         * Front end sales commissions for Growth and Income, Small Cap, Utility and Value are for the seven months ended July 31, 1997, Income and Growth are for the six months ended July 31, 1997 and Total Return are for the eight months ended July 31, 1997.
        ** Front end sales commissions for Growth and Income, Small Cap,
           Utility and Value are for the fiscal year ended December 31, 1996, Income and Growth are for the fiscal year ended January 31, 1997 and Total Return are for the fiscal year ended November 30, 1996.

Contingent deferred sales charges paid by redeeming shareholders are paid to EKD or its predecessor.

7. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND OTHER AFFILIATED
TRANSACTIONS

First Union is entitled to an annual fee of .50 of 1% of Utility's and Value's average daily net assets pursuant to each Fund's investment advisory agreement. First Union voluntarily waived $146,640 and $396,483, respectively, of its fee for Utility for the seven months ended July 31, 1997 and year ended December 31, 1996.

                                EVERGREEN KEYSTONE

                                          [Evergreen Keystone logo appears here]

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Pursuant to an agreement with Growth and Income's, Income and Growth's and Small Cap's investment adviser, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, Evergreen Asset is entitled to an annual fee based on each Fund's average daily net assets, respectively, in accordance with the following schedule:

First $750 million..............................................   1.00%
Next $250 million...............................................   0.90%
Over $1 billion.................................................   0.80%

Evergreen Asset has agreed to reimburse Small Cap to the extent that the Fund's operating expenses (including the investment advisory fee and amortization of organizational expenses but excluding interest, taxes, brokerage commissions, 12b-1 distribution and shareholder services fees and extraordinary expenses) exceed 1.50% of its average daily net assets. Evergreen Asset waived advisory fees aggregating $53,123 and $63,333 for the seven months ended July 31, 1997 and the year ended December 31, 1996, respectively pursuant to this agreement. Additionally, for the year ended December 31, 1996 Evergreen Asset reimbursed other expenses amounting to $133,406. First Union and Evergreen Asset can modify or terminate voluntary waivers at any time.

Keystone Investment Management Company ("Keystone"), a subsidiary of First Union Corporation ("First Union"), is the investment adviser for Total Return. In return for providing investment management and administrative services to Total Return, the Fund pays Keystone a management fee that is calculated daily and paid monthly. The management fee is computed at an annual rate of 1.50% of Total Return's gross investment income plus an amount determined by applying percentage rates starting at 0.60% and declining to 0.30% per annum as net assets increase, to the average daily net asset value of the Fund.

Evergreen Keystone Investment Services, Inc. ("EKIS"), a subsidiary of First Union, is the administrator for the Funds. Prior to March 11, 1997, Evergreen Asset was the administrator for Growth and Income, Income and Growth, Small Cap, Utility and Value. Furman Selz LLC ("Furman Selz") was the sub-administrator through December 31, 1996 for Growth and Income, Income and Growth, Small Cap, Utility and Value. Effective January 1, 1997, BISYS acquired Furman Selz' mutual fund unit and accordingly BISYS Fund Services became sub-administrator for the Funds. The administrator (and sub-administrator) for each Fund is (are) entitled to an annual fee based on the average daily net assets of the funds administered by EKIS for which First Union or its investment advisory subsidiaries are also the investment advisers. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of the Fund. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and decline to .004% as net assets increase, to the average daily net asset value of the Fund. For Growth and Income, Income and Growth, Small Cap and Total Return the administration and sub-administration fee is paid by their respective investment advisor and is not a Fund expense.

Lieber & Company, an affiliate of First Union, is the investment sub-adviser to Growth and Income, Income and Growth, and Small Cap and also provides brokerage services with respect to substantially all security transactions of each Fund effected on the New York or American Stock Exchanges. For the period ended July 31, 1997 and the previous fiscal year, Growth and Income, Income and Growth, and Small Cap incurred the following brokerage commissions with Lieber & Company:

                                                                          PERIOD ENDED       PREVIOUS
                                                                         JULY 31, 1997*    FISCAL YEAR**
Growth and Income.....................................................     $  348,590       $   429,888
Income and Growth.....................................................      1,066,378         2,835,293
Small Cap.............................................................         61,390            13,246

         * Commissions paid to Leiber & Co. for Growth and Income and Small Cap are for the seven months ended July 31, 1997, Income and Growth are for the six months ended July 31, 1997.
        ** Commissions paid to Leiber & Co for Growth and Income and
           Small Cap are for the fiscal year ended December 31, 1996, Income and Growth are for the fiscal ended January 31, 1997.

Lieber & Company is reimbursed by Evergreen Asset, at no additional expense to the Funds, for its cost of providing investment advisory services.

During the period ended July 31, 1997 and the year ended November 30, Total Return Fund paid or accrued to EKIS $10,250 and $27,066, respectively, for certain accounting services.

Evergreen Keystone Service Company ("EKSC") (formerly, Keystone Investor Resource Center, Inc.), a wholly-owned subsidiary of Keystone, serves as the transfer and dividend disbursing agent for the Total Return Fund. Effective May 5, 1997, EKSC also began providing the transfer and dividend disbursing agent services for Growth and Income, Income and Growth, Small Cap, Utility and Value that were formerly provided by State Street Bank and Trust Company ("State Street"). For certain accounts, First Union had been sub-contracted by State Street to maintain shareholder sub-account records, take fund purchase and redemption orders and answer inquiries.

                                EVERGREEN KEYSTONE

[Evergreen Keystone logo appears here]

               COMBINED NOTES TO FINANCIAL STATEMENTS (CONTINUED)

For each account of Growth and Income and Value, First Union earned the following fees:

                                                                          PERIOD ENDED       PREVIOUS
                                                                         JULY 31, 1997*    FISCAL YEAR**
Growth and Income.....................................................      $ 27,062         $  11,011
Value.................................................................       159,620           110,847

         * First Union fees for Growth and Income and Value are for the seven months ended July 31, 1997.
        ** First Union fees for Growth and Income and Value are for the fiscal year ended December 31, 1996.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

8. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

9. DEFERRED TRUSTEES' FEES

Each Independent Trustee of Growth and Income, Income and Growth, Small Cap, Utility and Value may defer any or all compensation related to performance of duties as a Trustee. Each Trustee's deferred balances are allocated to deferral accounts which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Keystone Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees's fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of July 31, 1997, the value of the Trustees deferral account for Growth and Income, Income and Growth, Small Cap, Utility, and Value was $10,791, $70,668, $6,067, $5,597, and $55,017.

10. FINANCING AGREEMENT

On October 31, 1996, a financing agreement between all of the Evergreen Funds and State Street, Societe Generale and ABN AMRO Bank N.V. (collectively, the "Banks") became effective. Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly between the Banks. Borrowings under this facility bear interest at 0.75% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. State Street acts as agent for the Banks, and as agent is entitled to a fee of $15,000 which is allocated to all of the Evergreen Funds. During the period ended July 31, 1997 and the previous year, Growth and Income, Income and Growth, Small Cap, Utility and Value had no significant borrowings under this agreement.

11. CONCENTRATION OF CREDIT RISK

Utility invests a substantial portion of its assets in issuers in the Utilities industry, therefore, it may be more affected by economic and political developments in that industry than would be a comparable general equity fund.

12. CHANGE IN FISCAL YEAR END

Growth and Income, Small Cap, Utility and Value changed their fiscal year end from December 31 to July 31, effective July 31, 1997. Income and Growth changed its fiscal year end from January 31 to July 31, effective July 31, 1997. Keystone Fund for Total Return changed its fiscal year end from November 30 to July 31, effective July 31, 1997.

13. DISTRIBUTIONS TO SHAREHOLDERS

For Small Cap, $39,663 ( approximately $0.01 per share) of the dividend declared on June 20, 1997 has been redesignated as a distribution from long-term capital gains.

A distribution of $0.058, $0.031, $0.031 and $0.066 per share for class A, class B, class C and Class Y, respectively, for Total Return was declared on August 22, 1997 from net investment income. This distribution was payable on August 26, 1997 to shareholders of record at the close of business on August 22, 1997. These dividends are not reflected in these financial statements.

A distribution of $0.041, $0.034, $0.034 and $0.043 per share for Class A, Class B, Class C and Class Y, respectively, for Utility Fund was declared on August 14, 1997 from net investment income. This distribution was payable on August 16, 1997 to shareholders of record at the close of business on August 14, 1997. These dividends are not reflected in these financial statements.

                                EVERGREEN KEYSTONE

                                          [Evergreen Keystone logo appears here]

                          INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
  Evergreen Growth and Income Fund
  Evergreen American Retirement Trust
  Evergreen Investment Trust
  Keystone Fund for Total Return

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Evergreen Keystone Growth and Income Funds listed below as of July 31, 1997, and the related statements of operations, statements of changes in net assets and financial highlights for each of the years or periods listed below:

    EVERGREEN GROWTH AND INCOME FUND-- statements of operations and changes in net assets for the seven months ended July 31, 1997 and the year ended December 31, 1996 and financial highlights for the periods presented on pages 26-28, except for the periods ended prior to December 31, 1996. The financial highlights for the periods ended prior to December 31, 1996 and the statement of changes in net assets for the year ended December 31, 1995 were audited by other auditors, whose opinion thereon dated February 15, 1996 was unqualified.

    EVERGREEN SMALL CAP EQUITY INCOME FUND (ONE OF THE SERIES CONSTITUTING EVERGREEN AMERICAN RETIREMENT TRUST)-- statements of operations and changes in net assets for the seven months ended July 31, 1997 and the year ended December 31, 1996 and financial highlights for the periods presented on pages 32 and 33, except for the periods ended prior to December 31, 1996. The financial highlights for the periods ended prior to December 31, 1996 and the statement of changes in net assets for the year ended December 31, 1995, were audited by other auditors, whose opinion thereon dated February 15, 1996 was unqualified.

    EVERGREEN UTILITY FUND (ONE OF THE SERIES CONSTITUTING EVERGREEN INVESTMENT TRUST)-- statements of operations for the seven months ended July 31, 1997 and the year ended December 31, 1996, the statements of changes in net assets for the seven months ended July 31, 1997 and each of the years in the two-year period ended December 31, 1996 and the financial highlights for the periods presented on pages 34 and 35.

    EVERGREEN VALUE FUND (ONE OF THE SERIES CONSTITUTING EVERGREEN INVESTMENT TRUST)-- statements of operations for the seven months ended July 31, 1997 and the year ended December 31, 1996, statements of changes in net assets for the seven months ended July 31, 1997 and each of the years in the two-year period ended December 31, 1996 and the financial highlights for the periods presented on pages 36-38.

    KEYSTONE FUND FOR TOTAL RETURN-- statements of operations for the eight months ended July 31, 1997 and the year ended November 30, 1996, statements of changes in net assets for the eight months ended July 31, 1997 and each of the years in the two-year period ended November 30, 1996 and the financial highlights for the periods presented on pages 39-41.

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Growth and Income Fund, Evergreen Small Cap Equity Income Fund, Evergreen Utility Fund, Evergreen Value Fund, and Keystone Fund for Total Return as of July 31, 1997, the results of their operations, the changes in their net assets and financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                         KPMG Peat Marwick LLP

Boston, Massachusetts
August 22, 1997

                                EVERGREEN KEYSTONE

[Evergreen Keystone logo appears here]

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
EVERGREEN INCOME AND GROWTH FUND

In our opinion, the accompanying Statement of Assets and Liabilities, including the Statement of Investments, and the Statements of Operations and of Changes in Net Assets and the Financial Highlights present fairly, in all material respects, the financial position of Evergreen Income and Growth Fund (the "Fund") at July 31, 1997, and the results of its operations, the changes in its net assets, and its financial highlights for the six months ended July 31, 1997 and the year ended January 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The Statement of Changes in Net Assets for the year ended January 31, 1996, and the financial highlights for each of the years or periods ended from March 31, 1988 through January 31, 1996 were audited by other auditors, whose report dated March 21, 1996 was unqualified.

Price Waterhouse LLP

1177 Avenue of the Americas
New York, NY 10036

August 26, 1997

                                EVERGREEN KEYSTONE

                                          [Evergreen Keystone logo appears here]

             FEDERAL INCOME TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

During the period ended July 31, 1997, the Funds paid the following distributions in shares or cash:

                                                                               LONG-TERM       ORDINARY
                                                                TOTAL        CAPITAL GAIN       INCOME
                                                            DISTRIBUTIONS    DISTRIBUTIONS     DIVIDENDS
Evergreen Growth and Income Fund.........................    $ 2,515,302        $     0       $ 2,515,302
Evergreen Income and Growth Fund.........................     21,598,265              0        21,598,265
Evergreen Small Cap Equity Income Fund...................        372,509         39,663           332,846
Evergreen Utility Fund...................................      2,717,219              0         2,717,219
Evergreen Value Fund.....................................     14,153,433              0        14,153,433
Keystone Fund for Total Return...........................        789,414              0           789,414

Of the ordinary income distributions stated above for Evergreen Growth and Income Fund, Evergreen Income and Growth Fund, Evergreen Small Cap Equity Income Fund, Evergreen Utility Fund, Evergreen Value Fund, and Keystone Fund for Total Return, 100.0%, 48.4%, 38.0%, 53.2%, 56.6% and 53.9%, respectively, are eligible for the corporate dividend received deduction. The above figures may differ from those previously reported and those cited elsewhere in this report due to differences in the calculation of income and capital gains for accounting (book) purposes and Internal Revenue Service (tax) purposes. In January 1998, we will send you complete information on the distributions paid during the calendar year 1997 to help you in completing your federal tax return.

SEMI-ANNUAL FINANCIAL STATEMENTS
Growth and Income, Small Cap, Utility and Value have prepared a semi-annual report to shareholders as of June 30, 1997. This report was filed with the Securities & Exchange Commission, but was not mailed to shareholders. If you would like to obtain a copy of this report please call 1(800)343-2898.

This brochure must be preceded or accompanied by a prospectus of an Evergreen Keystone fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

                             NOT     May lose value
                            FDIC     No bank guarantee
                          INSURED

                       Evergreen Keystone Distributor, Inc.

                                                           Form #540390 Rev. 01
                                                                           9/97
61177

                            EVERGREEN KEYSTONE FUNDS
                  EVERGREEN KEYSTONE INVESTMENT SERVICES, INC.
                               200 Berkeley Street
                              Boston, MA 02116-5034


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, NW
Washington, D.C.


Attn: File Room

Re: Evergreen Growth & Income Fund
    File No. 811-4715
    CCC # 4#95edgi
    CIK # 0000795891

    Evergreen Income & Growth Fund
    File No. 811-2829
    CCC # 4#95cdtr
    CIK # 0000275346

    Keystone Fund For Total Return
    File No.  811-4950
    CCC # dcv2#rwt
    CIK # 0000808335

    Evergreen Investment Trust (Evergreen Value Fund and Evergreen Utility Fund) File No. 811-4154
    CCC # 4apyfsr*
    CIK # 0000757440

    Evergreen American Retirement Trust (Evergreen Small Cap Equity Income Fund) File No. 811-5434
    CCC # g5jfsee@
    CIK # 0000826733


Commissioners:

Please be advised that the Annual Report for the above referenced Fund(s) were submitted to your office on September 5, 1997, via electronic transmission (EDGAR).

Any questions or comments about this document should be directed to the undersigned at (617) 210-3570.



                                                     Very Truly Yours,

                                                     /s/ Doug Miller
                                                     Doug Miller
                                                     Assistant Vice President









COMBINED
ANNUAL REPORT
SHAREHOLDERS


September 30, 1997

 . The U.S. Government Securities Fund

 . The Style Manager: Large Cap Fund

 . The Style Manager Fund

 . The Virginia Municipal Bond Fund

 . The Maryland Municipal Bond Fund

 . The Treasury Money Market Fund

 . The Money Market Fund

 . The Tax-Free Money Market Fund

Funds Managed by

[LOGO] VIRTUS
       CAPITAL MANAGEMENT, INC.

The Investment Adviser to The Virtus Funds is Virtus Capital Management, Inc., a subsidiary of Signet Banking corporation. The Virtus Funds are administered by subsidiaries of Federated Investors, independent of Signet.

Investment products are not deposits, obligations of, or guaranteed by any bank. They are not insured by FDIC. They involve risk, including the possible loss of principal invested.

Virtus Capital Management, Inc. is the investment adviser for The Virtus Funds. Federated Securities Corp. is the distributor of The Funds.

Federated Securities Corp., Distributor, is independent of Signet Bank.


[LOGO] VIRTUS
       FUNDS


MESSAGE TO SHAREHOLDERS
-------------------------------------------------------------------------------

Dear Investor:

Here is your Annual Report for The Virtus Funds, which covers the 12-month period from October 1, 1996 through September 30, 1997.

On the following pages, you will find complete financial information for every fund in the Virtus family. The sections for The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Style Manager Fund, The Virginia Municipal Bond Fund and The Maryland Municipal Bond Fund begin with a management discussion and analysis by the portfolio manager, followed by a long-term performance graph. Each fund also contains a complete list of holdings, and the financial statements.

As the following fund-by-fund summary indicates, the reporting period was very strong for stocks and improved for bonds:

 . THE U.S. GOVERNMENT SECURITIES FUND paid a dividend stream totaling $0.60 per share for Investment Shares ($0.63 for Trust Shares). These dividends helped the fund produce a total return of 6.89% for Investment Shares (7.16% for Trust Shares) in an improved bond market.* The net asset value of both share classes increased slightly from $9.89 on the first day of the period to $9.95 on the last day of the period. At the end of the reporting period, net assets amounted to more than $157 million.

 . THE STYLE MANAGER: LARGE CAP FUND produced a strong total return of 37.02% for
  Investment Shares (37.37% for Trust Shares) in a highly favorable environment for stocks.* The fund's high-quality stock portfolio paid dividends of $0.14 per share and capital gains of $1.83 per share for Investment Shares (and dividends of $0.18 per share and capital gains of $1.83 per share for Trust Shares). The net asset value of each share class rose 19% from the first day of the period to the last day of the period. At the end of the reporting period, net assets amounted to more than $106 million.

 . THE STYLE MANAGER FUND produced an extremely strong total return of 44.01%* through dividends totaling $0.24 per share and capital gains totaling $0.63 per share. In a highly favorable stock market environment, the fund's net asset value soared from $11.47 on the first day of the period to $15.37 on the last day. Net assets exceeded $76 million on the last day of the reporting period.

 . THE VIRGINIA MUNICIPAL BOND FUND paid double-tax-free dividends** of $0.42 per share for Investment Shares ($0.45 for Trust Shares) through a portfolio that included 29 Virginia municipal bonds. This income stream helped the fund produce a total return of 7.74% for Investment Shares (8.00% for Trust Shares) in a difficult bond market.* The net asset value for both share classes increased from $10.68 on the first day of the period to $11.07 on the last day of the period. Net assets totaled more than $78 million on the last day of the reporting period.

 . THE MARYLAND MUNICIPAL BOND FUND paid double-tax-free dividends** totaling
  $0.37 per share for Investment Shares ($0.40 for Trust Shares). This income stream helped the fund produce a total return of 6.92% for Investment Shares (7.19% for Trust Shares) in a difficult bond market.* The net asset value for both share classes increased from $10.56 on the first day of the period to $10.91 on the last day of the period. At the end of the reporting period, net assets totaled more than $33 million.

 . THE TREASURY MONEY MARKET FUND, a portfolio of U.S. Treasury money market securities, paid dividends totaling $0.05 per share for both Trust Shares and Investment Shares. Assets totaled more than $317 million on the last day of the reporting period.+

 . THE MONEY MARKET FUND paid dividends totaling $0.05 per share for both Trust
  Shares and Investment Shares through its portfolio of high-quality money market securities. The fund ended the reporting period with more than $241 million in net assets.+

 . THE TAX-FREE MONEY MARKET FUND, a portfolio of municipal money market securities, paid tax-free dividends totaling $0.03 per share.++ At the end of the reporting period, net assets reached more than $57 million.+


Thank you for pursuing your financial goals through The Virtus Funds. We hope you are pleased with your progress.

Sincerely,
/s/ John S. Hall
John S. Hall
Chief Investment Officer
Virtus Capital Management, Inc.
Investment Adviser to The Virtus Funds

November 15, 1997
--------
 * Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Reflecting the fund's contingent deferred sales charge, the total returns of The Virtus Funds were as follows: The U.S. Government Securities Fund (Investment Shares): 4.75%; The Style Manager
  Fund: 41.85%; The Style Manager: Large Cap Fund (Investment Shares):
  34.75%; The Virginia Municipal Bond Fund (Investment Shares): 5.70%; and The Maryland Municipal Bond Fund (Investment Shares): 4.87%.
**Income may be subject to the federal alternative minimum tax.
 +Although money market funds seek to maintain a stable net asset value of $1.00 a share, there is no guarantee that they will be able to do so. An investment in the fund is neither insured nor guaranteed by the U.S. government.
++Income may be subject to the federal alternative minimum tax and state and local taxes.


THE U.S. GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------------------
  MANAGEMENT DISCUSSION AND ANALYSIS
  ----------------------------------------------------------------------------

Overall, during the last year, we have experienced a relatively calm U.S. fixed income market. While interest rates on maturities longer than two years declined by roughly .50% during the year, that was reasonably mild compared to yield changes observed over the last 20 years. Even the extreme yields observed on five-year Treasuries remained in a fairly narrow range by historical standards. The five-year Treasury saw a low yield of about 5.80% and a high yield of about 6.80% during the 12-month period ended September 30, 1997. One recent study indicated that a year in which interest rates moved by less than 2.00% is reasonably uncommon.

Our overall average maturity position has remained neutral since November 1996. We felt that interest rates would not move by large amounts, and shifted our investment focus from direct Treasuries to mortgage-backed securities and a few callable agencies, which seek to provide a better total return through a higher income component during periods when interest rates are reasonably quiet. Thus, we were able to provide a good total return despite not actively making changes to the average maturity of the portfolio in anticipation of changes in interest rates. For the fiscal year ended September 30, 1997, the fund produced average annual total returns of 6.89% and 7.16% for Investment Shares and Trust Shares, respectively.*

Most of the additional mortgage-backed securities were purchased in the earlier part of the year. After the first quarter of 1997, the yield advantage of buying mortgage-backed securities fell to near historical lows and subsequent additional investments have been postponed. Only recently have yields become slightly more attractive on mortgage-backed securities. For the time being, the fund will maintain an average maturity similar to that of the Lehman Brothers Intermediate Government Bond Index**, and will consider buying additional mortgage-backed securities to help improve the income and total return characteristics when we believe the additional yield received will compensate us for the additional risk of pre-payments associated with mortgage-backed securities.
--------
 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
** Lehman Brothers Intermediate Government Bond Index is comprised of all publicly issued, non-convertible domestic debt of the U.S. government or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. This index is unmanaged and investments cannot be made in an index.


THE U.S. GOVERNMENT SECURITIES FUND--Investment Shares
--------------------------------------------------------------------------------

 GROWTH OF $10,000 INVESTED IN THE U.S. GOVERNMENT SECURITIES FUND--INVESTMENT
                                    SHARES.

  The graph below illustrates the hypothetical investment of $10,000** in The U.S. Government Securities Fund (the "Fund") from October 16, 1990 (start of performance) to September 30, 1997, compared to the Lehman Brothers Intermediate Government Bond Index ("LBIGB").+


GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX A

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED SEPTEMBER 30, 1997
1 Year                                                     4.75%
5 Year                                                     4.70%
Start of Performance (10/16/90)                            7.10%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 *Reflects operations of the Fund from the start of performance 10/16/90 through 9/30/97 on a cumulative basis.

**Represents a hypothetical investment of $10,000 in the Fund. Certain investors are subject to a 2.00% contingent deferred sales charge on shares redeemed within five years of purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

***Total return quoted reflects all applicable contingent deferred sales charges.

 +The LBIGB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LBIGB has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.


THE U.S. GOVERNMENT SECURITIES FUND--Trust Shares
--------------------------------------------------------------------------------

    GROWTH OF $10,000 INVESTED IN THE U.S. GOVERNMENT SECURITIES FUND--TRUST
                                    SHARES.

  The graph below illustrates the hypothetical investment of $10,000** in The U.S. Government Securities Fund (the "Fund") from October 16, 1990 (start of performance) to September 30, 1997, compared to the Lehman Brothers Intermediate Government Bond Index ("LBIGB").+

GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX B

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED SEPTEMBER 30, 1997
1 Year                                                     7.16%
5 Year                                                     4.93%
Start of Performance (10/16/90)                            7.27%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*Reflects operations of the Fund from the start of performance 10/16/90 through 9/30/97 on a cumulative basis.

**Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions.

+The LBIGB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LBIGB has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.


THE U.S. GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                             VALUE
 ----------- ---------------------------------------------------   ------------
 LONG-TERM INVESTMENTS--98.9%
 ---------------------------------------------------------------
             U.S. TREASURY BONDS--12.9%
             ---------------------------------------------------
 $ 4,500,000 United States Treasury Bond, 11.75%, 11/15/2014       $  6,534,225
             ---------------------------------------------------
  13,000,000 United States Treasury Bond, 7.50%, 5/15/2002           13,785,590
             ---------------------------------------------------   ------------
              Total U.S. Treasury Bonds                              20,319,815
             ---------------------------------------------------   ------------
             U.S. TREASURY NOTES--30.3%
             ---------------------------------------------------
  22,000,000 United States Treasury Note, 7.125%, 2/29/2000          22,623,920
             ---------------------------------------------------
   2,000,000 United States Treasury Note, 7.50%, 11/15/2001           2,109,080
             ---------------------------------------------------
  22,000,000 United States Treasury Note, 8.875%, 2/15/1999          22,902,220
             ---------------------------------------------------   ------------
              Total U.S. Treasury Notes                              47,635,220
             ---------------------------------------------------   ------------
             GOVERNMENT OBLIGATIONS--55.7%
             ---------------------------------------------------
     993,000 Federal Agricultural Mortgage Association, 7.37%,
             8/1/2006                                                 1,036,771
             ---------------------------------------------------
  11,350,428 Federal Home Loan Bank, 6.50%, 9/1/2008                 11,330,667
             ---------------------------------------------------
   7,801,431 Federal Home Loan Bank, 6.50%, 11/1/2009                 7,818,516
             ---------------------------------------------------
      81,255 Federal Home Loan Bank, 7.968%, 8/1/2019                    85,404
             ---------------------------------------------------
      29,676 Federal Home Loan Bank, 8.342%, 12/1/2020                   30,979
             ---------------------------------------------------
   8,500,000 Federal Home Loan Mortgage Corp., 7.36%, 6/5/2007        8,825,525
             ---------------------------------------------------
     541,561 Federal Home Loan Mortgage Corp., REMIC, 7.80%,
             5/15/2012                                                  542,514
             ---------------------------------------------------
   5,000,000 Federal Home Loan Mortgage Corp., 7.974%, 4/20/2005      5,062,750
             ---------------------------------------------------
   4,480,000 Federal National Mortgage Association, 6.16%,
             4/3/2001                                                 4,496,486
             ---------------------------------------------------
   4,500,547 Federal National Mortgage Association, 7.00%,
             12/1/1999                                                4,543,933
             ---------------------------------------------------
   3,705,860 Federal National Mortgage Association, 7.00%,
             8/1/2001                                                 3,756,816
             ---------------------------------------------------
  15,418,905 Federal National Mortgage Association, 7.00%,
             4/1/2011                                                15,597,148
             ---------------------------------------------------
  23,204,872 Federal National Mortgage Association, 7.50%,
             8/1/2026                                                23,618,151
             ---------------------------------------------------
     341,912 Federal National Mortgage Association, 8.50%,
             12/1/2001                                                  354,200
             ---------------------------------------------------
      64,350 Federal National Mortgage Association, 8.83%,
             6/1/2019                                                    66,987
             ---------------------------------------------------
     167,619 Government National Mortgage Association, 8.00%,
             3/15/2017                                                  175,948
             ---------------------------------------------------
     320,648 Government National Mortgage Association, 9.00%,
             9/15/2021                                                  345,196
             ---------------------------------------------------   ------------
              Total Government Obligations                           87,687,991
             ---------------------------------------------------   ------------
              TOTAL LONG-TERM INVESTMENTS (IDENTIFIED COST
             $154,447,718)                                          155,643,026
             ---------------------------------------------------   ------------


THE U.S. GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                            VALUE
 ----------- --------------------------------------------------   ------------
 (A) REPURCHASE AGREEMENT--0.3%
 --------------------------------------------------------------
 $   460,430 CS First Boston Corp., 6.05%, dated 9/30/1997, due
             10/1/1997
             (AT AMORTIZED COST)                                  $    460,430
             --------------------------------------------------   ------------
              TOTAL INVESTMENTS (IDENTIFIED COST
             $154,908,148)(B)                                     $156,103,456
             --------------------------------------------------   ------------

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(b) The cost of investments for federal tax purposes amounts to $154,908,148. The net unrealized appreciation of investments on a federal tax basis amounts to $1,195,308 which is comprised of $1,747,639 appreciation and $552,331 depreciation at September 30, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($157,425,080) at September 30, 1997.

The following acronym is used throughout this portfolio:

REMIC--Real Estate Mortgage Investment Conduit

(See Notes which are an integral part of the Financial Statements)


THE STYLE MANAGER: LARGE CAP FUND
-------------------------------------------------------------------------------
  MANAGEMENT DISCUSSION AND ANALYSIS
  ----------------------------------------------------------------------------

While small cap value stocks had a very successful year relative to small cap growth stocks*, large cap growth and value stocks remained neck and neck. In August 1997, we transitioned the fund to a more neutral position and now are roughly 50% value and 50% growth oriented.

Virtus Capital Management, Inc. continues to implement the "Style" approach to managing the fund. We seek to capture the predominant investment style to take greater advantage of market trends. This involves opportunistic positioning defined by investment style. "Style" refers to two widely accepted descriptions of stocks known as growth and value. Growth stocks are those companies with above-average earnings expectations. Value stocks are those companies selling at a low price relative to the actual value of their underlying assets. During the 12-month period ended September 30, 1997, the Standard & Poor's ("S&P") 500 Value Index+ produced a total return of 39.22%, and the S&P 500 Growth Index+ returned 41.48%, again neck and neck performance in a very strong year. During the same period, S&P 500 Index+ returned 40.7%. For the 12-month period ended September 30, 1997, the fund produced average annual total returns of 37.02% and 37.37% for Investment Shares and Trust Shares, respectively.++
--------
  * Small cap stocks have historically experienced greater volatility than average.
  + The S&P 500 is an unmanaged index comprised of common stocks in industry, transportation and financial and public utility companies. The S&P 500 Value Index and the S&P 500 Growth Index are sub-indices of the S&P 500 Index. Investments cannot be made in an index.
 ++ Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


THE STYLE MANAGER: LARGE CAP FUND--Investment Shares
--------------------------------------------------------------------------------

  GROWTH OF $10,000 INVESTED IN THE STYLE MANAGER: LARGE CAP FUND--INVESTMENT
                                    SHARES.

  The graph below illustrates the hypothetical investment of $10,000** in The Style Manager: Large Cap Fund (the "Fund") from October 16, 1990 (start of performance) to September 30, 1997, compared to the Standard & Poor's 500 Index ("S&P 500").+

GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX C

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED SEPTEMBER 30, 1997
1 Year                                                     34.75%
5 Year                                                     13.84%
Start of Performance (10/16/90)                            14.03%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*Reflects operations of the Fund from the start of performance 10/16/90 through 9/30/97 on a cumulative basis.

**Represents a hypothetical investment of $10,000 in the Fund. Certain investors are subject to a 2.00% contingent deferred sales charge on shares redeemed within five years of purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

***Total return quoted reflects all applicable contingent deferred sales charges.

 +The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.


THE STYLE MANAGER: LARGE CAP FUND--Trust Shares
--------------------------------------------------------------------------------

 GROWTH OF $10,000 INVESTED IN THE STYLE MANAGER: LARGE CAP FUND--TRUST SHARES

  The graph below illustrates the hypothetical investment of $10,000** in The Style Manager: Large Cap Fund (the "Fund") from October 16, 1990 (start of performance) to September 30, 1997, compared to the Standard & Poor's 500 Index ("S&P 500").+

GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX D

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED SEPTEMBER 30, 1997
1 Year                                                     37.37%
5 Year                                                     14.09%
Start of Performance (10/16/90)                            14.21%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*Reflects operations of the Fund from the start of performance 10/16/90 through 9/30/97 on a cumulative basis.

**Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions.

+The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The S&P has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.


THE STYLE MANAGER: LARGE CAP FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

  SHARES                                     VALUE
 --------- ----------------------------   ------------
 COMMON STOCKS--97.6%
 --------------------------------------
           AEROSPACE & DEFENSE--1.7%
           ----------------------------
    25,600 Boeing Co.                     $  1,393,600
           ----------------------------
     3,600 Lockheed Martin Corp.               383,850
           ----------------------------   ------------
            Total                            1,777,450
           ----------------------------   ------------
           AIRLINES--0.4%
           ----------------------------
     1,500 (a)AMR Corp.                        166,031
           ----------------------------
     2,400 Delta Air Lines, Inc.               226,050
           ----------------------------   ------------
            Total                              392,081
           ----------------------------   ------------
           ALUMINUM--0.5%
           ----------------------------
    17,000 Alcan Aluminum, Ltd.                590,750
           ----------------------------   ------------
           AUTO PARTS & EQUIPMENT--0.5%
           ----------------------------
     5,200 Goodyear Tire & Rubber Co.          357,500
           ----------------------------
     3,100 TRW, Inc.                           170,113
           ----------------------------   ------------
            Total                              527,613
           ----------------------------   ------------
           AUTOMOBILES--1.8%
           ----------------------------
    22,600 Chrysler Corp.                      831,962
           ----------------------------
    23,400 Ford Motor Co.                    1,058,850
           ----------------------------   ------------
            Total                            1,890,812
           ----------------------------   ------------
           BANKS MAJOR REGIONAL--7.0%
           ----------------------------
    16,400 Banc One Corp.                      915,325
           ----------------------------
    18,100 Bank of New York Co., Inc.          868,800
           ----------------------------
     8,300 Barnett Banks, Inc.                 587,225
           ----------------------------
    19,800 First Union Corp.                   991,237
           ----------------------------
     4,100 Fleet Financial Group, Inc.         268,806
           ----------------------------
     4,300 KeyCorp                             273,588
           ----------------------------
    10,600 Mellon Bank Corp.                   580,350
           ----------------------------
     5,500 National City Corp.                 338,594
           ----------------------------
    16,200 NationsBank Corp.                 1,002,375
           ----------------------------
    10,900 Norwest Corp.                       667,625
           ----------------------------
    12,600 PNC Financial Corp.                 615,038
           ----------------------------
     5,200 SunTrust Banks, Inc.                353,275
           ----------------------------   ------------
            Total                            7,462,238
           ----------------------------   ------------
           BANKS-MONEY CENTER--2.3%
           ----------------------------
    15,600 BankAmerica Corp.                 1,143,675
           ----------------------------
     6,600 Citicorp                            883,987
           ----------------------------
     6,000 First Chicago NBD Corp.             451,500
           ----------------------------   ------------
            Total                            2,479,162
           ----------------------------   ------------


THE STYLE MANAGER: LARGE CAP FUND
--------------------------------------------------------------------------------

  SHARES                                              VALUE
 --------- -------------------------------------   ------------
 COMMON STOCKS--CONTINUED
 -----------------------------------------------
           BEVERAGE-ALCOHOLIC--0.5%
           -------------------------------------
    15,000 Seagram Co. Ltd.                        $    528,750
           -------------------------------------   ------------
           BEVERAGE-SOFT DRINK--2.2%
           -------------------------------------
    38,700 Coca-Cola Co.                              2,358,281
           -------------------------------------   ------------
           BIOTECHNOLOGY--0.1%
           -------------------------------------
     2,900 (a)Amgen, Inc.                               139,019
           -------------------------------------   ------------
           BROADCAST MEDIA--1.1%
           -------------------------------------
    27,900 (a)Tele-Communications, Inc., Class A        571,950
           -------------------------------------
    28,900 (a)U.S. West Media Group                     644,831
           -------------------------------------   ------------
            Total                                     1,216,781
           -------------------------------------   ------------
           BUILDING MATERIALS--0.4%
           -------------------------------------
     9,500 Masco Corp.                                  435,219
           -------------------------------------   ------------
           BUILDING SUPPLIES--0.5%
           -------------------------------------
     4,400 Home Depot, Inc.                             229,350
           -------------------------------------
    10,800 Sherwin-Williams Co.                         317,925
           -------------------------------------   ------------
            Total                                       547,275
           -------------------------------------   ------------
           CHEMICALS--1.6%
           -------------------------------------
     7,200 Air Products & Chemicals, Inc.               597,150
           -------------------------------------
     7,600 Dow Chemical Co.                             689,225
           -------------------------------------
     8,700 Union Carbide Corp.                          423,581
           -------------------------------------   ------------
            Total                                     1,709,956
           -------------------------------------   ------------
           CHEMICALS-DIVERSE--0.6%
           -------------------------------------
     6,100 Du Pont (E.I.) de Nemours & Co.              375,531
           -------------------------------------
     8,600 Morton International, Inc.                   305,300
           -------------------------------------   ------------
            Total                                       680,831
           -------------------------------------   ------------
           CHEMICALS-SPECIALTY--0.7%
           -------------------------------------
     5,900 Grace (W.R.) & Co.                           434,388
           -------------------------------------
     7,000 Great Lakes Chemical Corp.                   345,188
           -------------------------------------   ------------
            Total                                       779,576
           -------------------------------------   ------------
           COMMUNICATION EQUIPMENT--0.3%
           -------------------------------------
     6,400 Harris Corp.                                 292,800
           -------------------------------------   ------------
           COMPUTER HARDWARE--4.7%
           -------------------------------------
    11,900 (a)Compaq Computer Corp.                     889,525
           -------------------------------------
     6,700 (a)Dell Computer Corp.                       649,062
           -------------------------------------
     9,800 (a)Digital Equipment Corp.                   424,462
           -------------------------------------
     3,700 (a)EMC Corp. Mass                            215,987
           -------------------------------------
    22,700 International Business Machines Corp.      2,404,781
           -------------------------------------
     4,700 (a)Seagate Technology, Inc.                  169,788
           -------------------------------------
    11,300 (a)Silicon Graphics, Inc.                    296,625
           -------------------------------------   ------------
            Total                                     5,050,230
           -------------------------------------   ------------


THE STYLE MANAGER: LARGE CAP FUND
--------------------------------------------------------------------------------

  SHARES                                                VALUE
 --------- ---------------------------------------   ------------
 COMMON STOCKS--CONTINUED
 -------------------------------------------------
           COMPUTER SERVICES--2.3%
           ---------------------------------------
     5,300 (a)3Com Corp.                             $    271,625
           ---------------------------------------
    12,200 (a)Cisco Systems, Inc.                         891,362
           ---------------------------------------
     8,800 Computer Associates International, Inc.        631,950
           ---------------------------------------
    18,600 (a)Oracle Corp.                                677,738
           ---------------------------------------   ------------
            Total                                       2,472,675
           ---------------------------------------   ------------
           COMPUTER SOFTWARE--0.2%
           ---------------------------------------
     4,300 (a)Parametric Technology Corp.                 189,738
           ---------------------------------------   ------------
           CONTAINERS & PACKAGING--0.1%
           ---------------------------------------
     1,700 Union Camp Corp.                               104,869
           ---------------------------------------   ------------
           COSMETICS & TOILETRIES--2.5%
           ---------------------------------------
     1,800 Colgate-Palmolive Co.                          125,437
           ---------------------------------------
     9,100 Gillette Co.                                   785,444
           ---------------------------------------
    24,800 Procter & Gamble Co.                         1,712,750
           ---------------------------------------   ------------
            Total                                       2,623,631
           ---------------------------------------   ------------
           ELECTRIC COMPANIES--3.6%
           ---------------------------------------
     6,800 Carolina Power & Light Co.                     244,375
           ---------------------------------------
    10,800 Consolidated Edison Co.                        367,200
           ---------------------------------------
    11,600 Duke Power Co.                                 573,475
           ---------------------------------------
    29,700 Edison International                           749,925
           ---------------------------------------
    13,600 Entergy Corp.                                  354,450
           ---------------------------------------
    28,400 P G & E Corp.                                  658,525
           ---------------------------------------
    15,500 Peco Energy Co.                                363,281
           ---------------------------------------
    24,200 Southern Co.                                   546,013
           ---------------------------------------   ------------
            Total                                       3,857,244
           ---------------------------------------   ------------
           ELECTRICAL EQUIPMENT--3.3%
           ---------------------------------------
    13,100 AMP, Inc.                                      701,669
           ---------------------------------------
    41,400 General Electric Co.                         2,817,788
           ---------------------------------------   ------------
            Total                                       3,519,457
           ---------------------------------------   ------------
           ELECTRONICS-DEFENSE--0.4%
           ---------------------------------------
     7,000 Raytheon Co.                                   413,875
           ---------------------------------------   ------------
           ELECTRONICS-DISTRIBUTORS--0.3%
           ---------------------------------------
     3,900 (W.W.) Grainger Inc.                           347,100
           ---------------------------------------   ------------
           ELECTRONICS-SEMICONDUCTORS--3.5%
           ---------------------------------------
     3,400 (a)Applied Materials, Inc.                     323,850
           ---------------------------------------
    26,200 Intel Corp.                                  2,418,588
           ---------------------------------------
    10,200 (a)LSI Logic Corp.                             327,675
           ---------------------------------------
     4,900 Micron Technology, Inc.                        169,969
           ---------------------------------------
     3,800 Texas Instruments, Inc.                        513,475
           ---------------------------------------   ------------
            Total                                       3,753,557
           ---------------------------------------   ------------


THE STYLE MANAGER: LARGE CAP FUND
--------------------------------------------------------------------------------

  SHARES                                                    VALUE
 --------- -------------------------------------------   ------------
 COMMON STOCKS--CONTINUED
 -----------------------------------------------------
           ENTERTAINMENT--1.3%
           -------------------------------------------
    17,200 (a)Viacom, Inc., Class B                      $    543,950
           -------------------------------------------
    10,200 Disney (Walt) Co.                                  822,375
           -------------------------------------------   ------------
            Total                                           1,366,325
           -------------------------------------------   ------------
           FINANCIAL--3.7%
           -------------------------------------------
     5,500 American Express Co.                               450,312
           -------------------------------------------
    13,100 American General Corp.                             679,562
           -------------------------------------------
    30,200 Federal Home Loan Mortgage Corp.                 1,064,550
           -------------------------------------------
    21,200 Morgan Stanley, Dean Witter, Discover & Co.      1,146,125
           -------------------------------------------
     9,300 Washington Mutual, Inc.                            648,675
           -------------------------------------------   ------------
            Total                                           3,989,224
           -------------------------------------------   ------------
           FOODS--0.2%
           -------------------------------------------
     4,400 Kellogg Co.                                        185,350
           -------------------------------------------   ------------
           GOLD & PRECIOUS METAL MINES--0.4%
           -------------------------------------------
    15,100 Barrick Gold Corp.                                 373,725
           -------------------------------------------   ------------
           HEALTHCARE--2.7%
           -------------------------------------------
    10,000 Abbott Laboratories                                639,375
           -------------------------------------------
    10,600 American Home Products Corp.                       773,800
           -------------------------------------------
    18,000 Bristol-Myers Squibb Co.                         1,489,500
           -------------------------------------------   ------------
            Total                                           2,902,675
           -------------------------------------------   ------------
           HEALTHCARE-DRUGS MAJOR--3.9%
           -------------------------------------------
    12,900 Eli Lilly & Co.                                  1,553,644
           -------------------------------------------
    21,100 Pfizer, Inc.                                     1,267,319
           -------------------------------------------
    19,500 Pharmacia & Upjohn, Inc.                           711,750
           -------------------------------------------
    11,400 Schering Plough Corp.                              587,100
           -------------------------------------------   ------------
            Total                                           4,119,813
           -------------------------------------------   ------------
           HEALTHCARE-HOSPITAL MANAGEMENT--0.7%
           -------------------------------------------
    27,700 Columbia/HCA Healthcare Corp.                      796,375
           -------------------------------------------   ------------
           HEALTHCARE-MEDICAL PRODUCTS & SUPPLY--2.5%
           -------------------------------------------
    14,400 Baxter International, Inc.                         752,400
           -------------------------------------------
     3,800 (a)Boston Scientific Corp.                         209,712
           -------------------------------------------
     2,800 Guidant Corp.                                      156,800
           -------------------------------------------
    18,200 Johnson & Johnson                                1,048,775
           -------------------------------------------
    10,600 Medtronic, Inc.                                    498,200
           -------------------------------------------   ------------
            Total                                           2,665,887
           -------------------------------------------   ------------
           HOUSEHOLD FURNITURE & APPLIANCES--0.1%
           -------------------------------------------
     2,100 Whirlpool Corp.                                    139,256
           -------------------------------------------   ------------
           INSURANCE-BROKERS--0.5%
           -------------------------------------------
     9,300 AON Corp.                                          491,737
           -------------------------------------------   ------------


THE STYLE MANAGER: LARGE CAP FUND
--------------------------------------------------------------------------------

  SHARES                                             VALUE
 --------- ------------------------------------   ------------
 COMMON STOCKS--CONTINUED
 ----------------------------------------------
           INSURANCE-LIFE/HEALTH--0.9%
           ------------------------------------
     3,900 Aetna Services, Inc.                   $    317,606
           ------------------------------------
     8,200 Conseco, Inc.                               400,262
           ------------------------------------
     3,000 Jefferson-Pilot Corp.                       237,000
           ------------------------------------   ------------
            Total                                      954,868
           ------------------------------------   ------------
           INSURANCE-MULTILINE--2.1%
           ------------------------------------
     6,200 American International Group, Inc.          639,762
           ------------------------------------
     2,600 Lincoln National Corp.                      181,025
           ------------------------------------
    20,100 Travelers Group, Inc.                     1,371,825
           ------------------------------------   ------------
            Total                                    2,192,612
           ------------------------------------   ------------
           INSURANCE-PROPERTY--0.9%
           ------------------------------------
     8,000 Chubb Corp.                                 568,500
           ------------------------------------
     7,800 SAFECO Corp.                                413,400
           ------------------------------------   ------------
            Total                                      981,900
           ------------------------------------   ------------
           INVESTMENT BANK-BROKERAGE--0.7%
           ------------------------------------
    10,600 Merrill Lynch & Co., Inc.                   786,388
           ------------------------------------   ------------
           IRON & STEEL--0.1%
           ------------------------------------
     3,000 USX-U.S. Steel Group, Inc.                  104,250
           ------------------------------------   ------------
           LODGING-HOTELS--0.4%
           ------------------------------------
     5,600 (a)ITT Corp.                                379,400
           ------------------------------------   ------------
           MACHINERY--1.0%
           ------------------------------------
     9,800 Cooper Industries, Inc.                     529,812
           ------------------------------------
    11,700 Ingersoll-Rand Co.                          503,831
           ------------------------------------   ------------
            Total                                    1,033,643
           ------------------------------------   ------------
           MANUFACTURER-SPECIAL--0.4%
           ------------------------------------
     9,600 Parker-Hannifin Corp.                       432,000
           ------------------------------------   ------------
           MANUFACTURING-DIVERSE--2.1%
           ------------------------------------
     7,800 Allied-Signal, Inc.                         331,500
           ------------------------------------
     2,000 Minnesota Mining & Manufacturing Co.        185,000
           ------------------------------------
     8,000 Tenneco, Inc.                               383,000
           ------------------------------------
     4,200 Textron, Inc.                               273,000
           ------------------------------------
     3,300 Unilever N.V., ADR                          701,663
           ------------------------------------
     4,600 United Technologies Corp.                   372,600
           ------------------------------------   ------------
            Total                                    2,246,763
           ------------------------------------   ------------
           METALS & MINING--0.3%
           ------------------------------------
    11,900 Inco Ltd.                                   298,244
           ------------------------------------   ------------
           NATURAL GAS--0.3%
           ------------------------------------
     6,900 Williams Cos., Inc. (The)                   323,006
           ------------------------------------   ------------


THE STYLE MANAGER: LARGE CAP FUND
--------------------------------------------------------------------------------

  SHARES                                             VALUE
 --------- ------------------------------------   ------------
 COMMON STOCKS--CONTINUED
 ----------------------------------------------
           OIL & GAS-DRILL & EQUIPMENT--0.7%
           ------------------------------------
     8,800 Baker Hughes, Inc.                     $    385,000
           ------------------------------------
     3,800 Schlumberger Ltd.                           319,913
           ------------------------------------   ------------
            Total                                      704,913
           ------------------------------------   ------------
           OIL-DOMESTIC--1.1%
           ------------------------------------
     8,900 Phillips Petroleum Co.                      459,463
           ------------------------------------
    19,200 USX Corp.                                   714,000
           ------------------------------------   ------------
            Total                                    1,173,463
           ------------------------------------   ------------
           OIL-INTERNATIONAL--7.4%
           ------------------------------------
     6,300 Amoco Corp.                                 607,162
           ------------------------------------
     9,900 Chevron Corp.                               823,556
           ------------------------------------
    46,700 Exxon Corp.                               2,991,719
           ------------------------------------
    12,600 Mobil Corp.                                 932,400
           ------------------------------------
    45,700 Royal Dutch Petroleum Co., ADR            2,536,350
           ------------------------------------   ------------
            Total                                    7,891,187
           ------------------------------------   ------------
           PAPER & FOREST PRODUCTS--1.3%
           ------------------------------------
     3,300 Champion International Corp.                201,094
           ------------------------------------
    13,100 International Paper Co.                     721,319
           ------------------------------------
     8,600 Weyerhaeuser Co.                            510,625
           ------------------------------------   ------------
            Total                                    1,433,038
           ------------------------------------   ------------
           PHOTOGRAPH/IMAGING--0.9%
           ------------------------------------
    11,600 Xerox Corp.                                 976,575
           ------------------------------------   ------------
           RAILROADS--1.1%
           ------------------------------------
     2,800 Burlington Northern Santa Fe                270,550
           ------------------------------------
     7,900 CSX Corp.                                   462,150
           ------------------------------------
     1,100 Norfolk Southern Corp.                      113,575
           ------------------------------------
     5,500 Union Pacific Corp.                         344,438
           ------------------------------------   ------------
            Total                                    1,190,713
           ------------------------------------   ------------
           RETAIL-DEPARTMENT STORES--2.2%
           ------------------------------------
    13,600 (a)Federated Department Stores, Inc.        586,500
           ------------------------------------
    11,200 May Department Stores Co.                   610,400
           ------------------------------------
     7,700 Nordstrom, Inc.                             490,875
           ------------------------------------
    11,400 J.C. Penney Co., Inc.                       664,050
           ------------------------------------   ------------
            Total                                    2,351,825
           ------------------------------------   ------------
           RETAIL-DRUG STORES--0.5%
           ------------------------------------
     9,500 CVS Corp.                                   540,312
           ------------------------------------   ------------
           RETAIL-GENERAL MERCHANDISE--1.6%
           ------------------------------------
    10,100 (a)Costco Cos., Inc.                        380,012
           ------------------------------------
    16,800 Sears, Roebuck & Co.                        956,550
           ------------------------------------


THE STYLE MANAGER: LARGE CAP FUND
--------------------------------------------------------------------------------

   SHARES                                               VALUE
 ---------- --------------------------------------   ------------
 COMMON STOCKS--CONTINUED
 -------------------------------------------------
            RETAIL-GENERAL MERCHANDISE--CONTINUED
            --------------------------------------
      8,800 Wal-Mart Stores, Inc.                    $    322,300
            --------------------------------------   ------------
             Total                                      1,658,862
            --------------------------------------   ------------
            RETAIL-SPECIALTY--0.5%
            --------------------------------------
     15,100 (a)Toys 'R' Us, Inc.                          536,050
            --------------------------------------   ------------
            SERVICES-COMMERCIAL & CONSUMER--0.4%
            --------------------------------------
     12,800 Service Corp. International                   412,000
            --------------------------------------   ------------
            SERVICES-DATA PROCESSING--0.3%
            --------------------------------------
      8,120 First Data Corp., Class                       305,007
            --------------------------------------   ------------
            SPECIALTY PRINTING--0.4%
            --------------------------------------
     10,900 Donnelley (R.R.) & Sons Co.                   388,994
            --------------------------------------   ------------
            TELECOMMUNICATIONS-CELLULAR--0.7%
            --------------------------------------
     20,900 (a)Airtouch Communications, Inc.              740,644
            --------------------------------------   ------------
            TELECOMMUNICATIONS-EQUIPMENT--1.3%
            --------------------------------------
     10,600 Lucent Technologies, Inc.                     862,575
            --------------------------------------
      3,500 Northern Telecom Ltd.                         363,781
            --------------------------------------
      3,000 (a)Tellabs, Inc.                              154,500
            --------------------------------------   ------------
             Total                                      1,380,856
            --------------------------------------   ------------
            TELECOMMUNICATIONS-LONG DISTANCE--3.3%
            --------------------------------------
     40,800 AT&T Corp.                                  1,807,950
            --------------------------------------
     25,500 MCI Communications Corp.                      749,063
            --------------------------------------
     13,700 Sprint Corp.                                  685,000
            --------------------------------------
      7,000 (a)WorldCom, Inc.                             247,625
            --------------------------------------   ------------
             Total                                      3,489,638
            --------------------------------------   ------------
            TELEPHONE--2.8%
            --------------------------------------
     10,398 Bell Atlantic Corp.                           836,421
            --------------------------------------
     30,300 BellSouth Corp.                             1,401,375
            --------------------------------------
     20,200 U.S. West, Inc.                               777,700
            --------------------------------------   ------------
             Total                                      3,015,496
            --------------------------------------   ------------
            TEXTILES-APPAREL--0.4%
            --------------------------------------
      5,100 V.F. Corp.                                    472,388
            --------------------------------------   ------------
            TOBACCO--1.4%
            --------------------------------------
      9,200 Fortune Brands, Inc.                          309,925
            --------------------------------------
      9,200 (a)Gallaher Group PLC, ADR                    176,525
            --------------------------------------
     23,600 Philip Morris Cos., Inc.                      980,875
            --------------------------------------   ------------
             Total                                      1,467,325
            --------------------------------------   ------------
            TRUCKS & PARTS--0.1%
            --------------------------------------
      1,900 Cummins Engine Co., Inc.                      148,319
            --------------------------------------   ------------


THE STYLE MANAGER: LARGE CAP FUND
-------------------------------------------------------------------------------

 SHARES OR
 PRINCIPAL
   AMOUNT                                                            VALUE
 ---------- ---------------------------------------------------   ------------
 COMMON STOCKS--CONTINUED
 --------------------------------------------------------------
            WASTE MANAGEMENT--0.9%
            ---------------------------------------------------
     24,300 Browning-Ferris Industries, Inc.                      $    924,919
            ---------------------------------------------------   ------------
             TOTAL COMMON STOCKS (IDENTIFIED COST $83,618,762)     104,106,935
            ---------------------------------------------------   ------------
 (B) REPURCHASE AGREEMENT--2.4%
 --------------------------------------------------------------
 $2,576,249 Credit Suisse First Boston, 6.05%, dated 9/30/1997,
            due 10/1/1997 (AT AMORTIZED COST)                        2,576,249
            ---------------------------------------------------   ------------
             TOTAL INVESTMENTS (IDENTIFIED COST $86,195,011)(C)   $106,683,184
            ---------------------------------------------------   ------------

(a) Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(c) The cost of investments for federal tax purposes amounts to $86,195,011. The net unrealized appreciation of investments on a federal tax basis amounts to $20,488,173 which is comprised of $22,202,146 appreciation and $1,713,973 depreciation at September 30, 1997.

Note: The categories of investments are shown as a percentage of net assets
     ($106,684,527) at September 30, 1997.

The following acronyms are used throughout this portfolio:

ADR--American Depository Receipt
PLC--Public Limited Company

(See Notes which are an integral part of the Financial Statements)


THE STYLE MANAGER FUND
-------------------------------------------------------------------------------
  MANAGEMENT DISCUSSION AND ANALYSIS
  ----------------------------------------------------------------------------

The 12-month period ended September 30, 1997 was highlighted by significant growth in small cap stocks*. Feeling that small cap growth stocks were particularly overvalued, the fund focused on small cap value stocks for the majority of 1997. During the 12-month period ended September 30, 1997, small cap value stocks recorded a total return of 48.9% as measured by the S&P 600 Value Index**, whereas small cap growth stocks returned only 25.2% as measured by the S&P 600 Growth Index**. The S&P 600 Index** recorded a total return 37.0% and the S&P 500 Index returned 40.7% for the 12-month period ended September 30, 1997. During the 12-month period ended September 30, 1997, the fund produced an average annual total return of 44.01%.***

We continue to focus on small cap value stocks which have demonstrated greater stability in an investment environment characterized by excessive risk measures. In general, we believe that small cap value stocks will remain less volatile than small cap growth stocks over time. Due to our value orientation, the fund remains positioned in a defensive mode.
--------
  * Small capitalization stocks have historically experienced greater volatility than average.
 ** The S&P 600 Index is an unmanaged capitalization weighted index representing all major industries in the mid-range of the U.S. stock market. The S&P 600 Growth Index and the S&P 600 Value Index are sub- indices of the S&P 600 Index. Investments cannot be made in an index.
*** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


THE STYLE MANAGER FUND
--------------------------------------------------------------------------------

             GROWTH OF $10,000 INVESTED IN THE STYLE MANAGER FUND.

  The graph below illustrates the hypothetical investment of $10,000** in The Style Manager Fund (the "Fund") from March 7, 1995 (start of performance) to September 30, 1997, compared to the Standard & Poor's 500 Index ("S&P 500").+

GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX E

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED SEPTEMBER 30, 1997
1 Year                                                     41.85%
Start of Performance (3/7/95)                            28.04

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*Reflects operations of the Fund from the start of performance 3/7/95 through 9/30/97 on a cumulative basis.

**Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% contingent deferred sales charge on any redemption less than five years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

***Total return quoted reflects all applicable contingent deferred sales charges.

 +The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. The index is unmanaged.


THE STYLE MANAGER FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

   SHARES                                      VALUE
 ---------- -----------------------------   -----------
 COMMON STOCKS--98.2%
 ----------------------------------------
            AEROSPACE & DEFENSE--1.2%
            -----------------------------
     22,200 Orbital Sciences Corp.          $   543,900
            -----------------------------
     20,100 Trimble Navigation Ltd.             394,463
            -----------------------------   -----------
             Total                              938,363
            -----------------------------   -----------
            AIR FREIGHT--0.5%
            -----------------------------
     27,500 Fritz Companies, Inc.               405,625
            -----------------------------   -----------
            APPAREL--0.7%
            -----------------------------
     15,500 Kellwood Co.                        549,281
            -----------------------------   -----------
            AUTO PARTS & EQUIPMENT--1.3%
            -----------------------------
      6,700 SPX Corp.                           392,788
            -----------------------------
     15,400 Smith (A.O.) Corp.                  610,225
            -----------------------------   -----------
             Total                            1,003,013
            -----------------------------   -----------
            BANKING-MAJOR REGIONAL--13.3%
            -----------------------------
      7,920 Associated Banc Corp.               356,895
            -----------------------------
     10,043 Bankers Trust New York Corp.      1,230,267
            -----------------------------
      6,400 CCB Financial Corp.                 516,000
            -----------------------------
     11,900 Central Fidelity Banks, Inc.        526,575
            -----------------------------
     14,300 Centura Banks, Inc.                 787,394
            -----------------------------
      9,812 Commerce Bancorp, Inc.              381,441
            -----------------------------
      9,600 Commercial Federal Corp.            452,400
            -----------------------------
     10,600 Cullen Frost Bankers, Inc.          502,175
            -----------------------------
     27,200 Deposit Guaranty Corp.              906,100
            -----------------------------
     11,100 First Commercial Corp.              532,800
            -----------------------------
     15,500 First Michigan Bank Corp.           641,312
            -----------------------------
     23,600 Firstmerit Corp.                    637,200
            -----------------------------
     22,650 Keystone Financial, Inc.            855,038
            -----------------------------
     13,200 Magna Group, Inc.                   520,575
            -----------------------------
     15,400 Riggs National Corp.                362,863
            -----------------------------
     15,975 Summit Bancorp                      709,889
            -----------------------------
     11,100 Susquehanna Bankshares, Inc.        341,325
            -----------------------------   -----------
             Total                           10,260,249
            -----------------------------   -----------
            BUILDING MATERIALS--1.5%
            -----------------------------
     14,700 Lone Star Industries, Inc.          793,800
            -----------------------------
     13,400 TJ International, Inc.              342,538
            -----------------------------   -----------
             Total                            1,136,338
            -----------------------------   -----------
            CHEMICALS--2.2%
            -----------------------------
     10,000 Cambrex Corp.                       466,250
            -----------------------------
     12,800 ChemFirst, Inc.                     321,600
            -----------------------------
     14,600 Dexter Corp.                        584,912
            -----------------------------


THE STYLE MANAGER FUND
--------------------------------------------------------------------------------

   SHARES                                             VALUE
 ---------- ------------------------------------   -----------
 COMMON STOCKS--CONTINUED
 -----------------------------------------------
            CHEMICALS--CONTINUED
            ------------------------------------
     15,400 Mississippi Chemical Corp.             $   300,300
            ------------------------------------   -----------
             Total                                   1,673,062
            ------------------------------------   -----------
            COMMERCIAL SERVICES--0.4%
            ------------------------------------
      9,300 Primark Corp.                              274,931
            ------------------------------------   -----------
            COMMUNICATION EQUIPMENT--0.7%
            ------------------------------------
     18,800 Allen Telecom, Inc.                        535,800
            ------------------------------------   -----------
            COMPUTER SOFTWARE--1.0%
            ------------------------------------
     34,700 Platinum Technology, Inc.                  746,050
            ------------------------------------   -----------
            COMPUTERS-PERIPHERAL--1.4%
            ------------------------------------
     31,000 Komag, Inc.                                631,625
            ------------------------------------
     17,700 Telxon Corp.                               433,650
            ------------------------------------   -----------
             Total                                   1,065,275
            ------------------------------------   -----------
            COMPUTERS-NETWORKING--0.7%
            ------------------------------------
     28,700 Network Equipment Technologies, Inc.       500,456
            ------------------------------------   -----------
            DEPARTMENT STORES--2.4%
            ------------------------------------
     14,000 Carson Pirie Scott & Co.                   552,125
            ------------------------------------
     13,400 Proffitts, Inc.                            793,950
            ------------------------------------
     20,400 Shopko Stores, Inc.                        530,400
            ------------------------------------   -----------
             Total                                   1,876,475
            ------------------------------------   -----------
            DISTRIBUTORS-FOOD & HEALTH--0.7%
            ------------------------------------
     20,100 Rykoff Sexton, Inc.                        520,088
            ------------------------------------   -----------
            DRUG STORES--0.8%
            ------------------------------------
     22,600 Longs Drug Stores Corp.                    603,138
            ------------------------------------   -----------
            ELECTRIC COMPANIES--2.8%
            ------------------------------------
     33,500 Atlantic Energy, Inc. NJ                   600,906
            ------------------------------------
     37,179 MidAmerican Energy Holdings Co.            641,338
            ------------------------------------
     13,500 United Illuminating Co.                    491,906
            ------------------------------------
     20,500 United Water Resources, Inc.               381,813
            ------------------------------------   -----------
             Total                                   2,115,963
            ------------------------------------   -----------
            ELECTRICAL EQUIPMENT--0.7%
            ------------------------------------
     29,700 Anixter International, Inc.                510,469
            ------------------------------------   -----------
            ELECTRONICS-DISTRIBUTORS--1.9%
            ------------------------------------
     23,100 Kent Electronics Corp.                     912,450
            ------------------------------------
     13,900 Marshall Industries                        538,625
            ------------------------------------   -----------
             Total                                   1,451,075
            ------------------------------------   -----------
            ELECTRONICS-INSTRUMENTS--0.5%
            ------------------------------------
      7,600 John Fluke Manufacturing, Co.              410,400
            ------------------------------------   -----------
            ELECTRONICS-SEMICONDUCTORS--3.0%
            ------------------------------------
     17,500 Cyrix Corp.                                586,250
            ------------------------------------
     14,500 Dallas Semiconductor Corp.                 648,875
            ------------------------------------


THE STYLE MANAGER FUND
--------------------------------------------------------------------------------

   SHARES                                              VALUE
 ---------- -------------------------------------   -----------
 COMMON STOCKS--CONTINUED
 ------------------------------------------------
            ELECTRONICS-SEMICONDUCTORS--CONTINUED
            -------------------------------------
     11,300 Photronic Labs, Inc.                    $   684,356
            -------------------------------------
     16,700 Zilog, Inc.                                 364,269
            -------------------------------------   -----------
             Total                                    2,283,750
            -------------------------------------   -----------
            ENTERTAINMENT--0.9%
            -------------------------------------
      9,900 Carmike Cinemas, Inc., Class A              297,000
            -------------------------------------
      9,800 GC Cos., Inc.                               421,400
            -------------------------------------   -----------
             Total                                      718,400
            -------------------------------------   -----------
            FOOD CHAINS--0.6%
            -------------------------------------
     26,400 Ruddick Corp.                               425,700
            -------------------------------------   -----------
            FOODS--1.3%
            -------------------------------------
     33,400 Chiquita Brands International               538,575
            -------------------------------------
     16,400 Smithfield Foods, Inc.                      492,000
            -------------------------------------   -----------
             Total                                    1,030,575
            -------------------------------------   -----------
            FOOTWEAR--0.8%
            -------------------------------------
      8,200 Timberland Co., Class A                     653,950
            -------------------------------------   -----------
            GAMING & LOTTERY--1.0%
            -------------------------------------
     28,100 Grand Casinos, Inc.                         430,281
            -------------------------------------
     16,800 Showboat, Inc.                              342,300
            -------------------------------------   -----------
             Total                                      772,581
            -------------------------------------   -----------
            GOLD & PRECIOUS METAL MINES--1.1%
            -------------------------------------
     32,100 Coeur d'Alene Mines Corp.                   523,631
            -------------------------------------
     16,300 Stillwater Mining Co.                       347,394
            -------------------------------------   -----------
             Total                                      871,025
            -------------------------------------   -----------
            HARDWARE & TOOLS--0.5%
            -------------------------------------
      9,800 Toro Co.                                    388,325
            -------------------------------------   -----------
            HEALTHCARE-DIVERSIFIED--0.6%
            -------------------------------------
     12,700 Sierra Health Services, Inc.                465,138
            -------------------------------------   -----------
            HEALTHCARE-LONG TERM CARE--2.7%
            -------------------------------------
     18,800 Genesis Health Ventures, Inc.               732,025
            -------------------------------------
     14,200 Integrated Health Services, Inc.            474,812
            -------------------------------------
     13,600 Living Centers of America, Inc.             554,200
            -------------------------------------
     20,700 Mariner Health Group, Inc.                  326,025
            -------------------------------------   -----------
             Total                                    2,087,062
            -------------------------------------   -----------
            HEALTHCARE-MANAGED CARE--0.4%
            -------------------------------------
     19,500 Coventry Corp.                              321,750
            -------------------------------------   -----------
            HOMEBUILDING--1.4%
            -------------------------------------
     15,093 Fleetwood Enterprises, Inc.                 506,559
            -------------------------------------
     14,800 U.S. Home Corp.                             571,650
            -------------------------------------   -----------
             Total                                    1,078,209
            -------------------------------------   -----------


THE STYLE MANAGER FUND
--------------------------------------------------------------------------------

   SHARES                                                 VALUE
 ---------- ----------------------------------------   -----------
 COMMON STOCKS--CONTINUED
 ---------------------------------------------------
            HOMEFURNISHINGS--1.4%
            ----------------------------------------
     18,800 Fieldcrest Cannon, Inc.                    $   648,600
            ----------------------------------------
      8,300 Springs Industries, Inc., Class A              435,750
            ----------------------------------------   -----------
             Total                                       1,084,350
            ----------------------------------------   -----------
            HOSPITAL MANAGEMENT--1.0%
            ----------------------------------------
     17,000 Universal Health Services, Inc., Class B       735,250
            ----------------------------------------   -----------
            HOTELS--1.4%
            ----------------------------------------
     22,700 Prime Hospitality Corp.                        512,169
            ----------------------------------------
     19,300 Marcus Corp.                                   562,113
            ----------------------------------------   -----------
             Total                                       1,074,282
            ----------------------------------------   -----------
            HOUSEHOLD FURNITURE & APPLIANCES--1.9%
            ----------------------------------------
     12,900 Bassett Furniture Industries, Inc.             367,650
            ----------------------------------------
     21,400 Ethan Allen Interiors, Inc.                    663,400
            ----------------------------------------
     11,100 Kimball International, Inc., Class B           466,200
            ----------------------------------------   -----------
             Total                                       1,497,250
            ----------------------------------------   -----------
            INSURANCE-LIFE/HEALTH--1.4%
            ----------------------------------------
      9,100 Life Re Corp.                                  480,025
            ----------------------------------------
     12,500 Protective Life Corp.                          631,250
            ----------------------------------------   -----------
             Total                                       1,111,275
            ----------------------------------------   -----------
            INSURANCE-MULTILINE--0.8%
            ----------------------------------------
     17,800 American Bankers Insurance Group, Inc.         649,700
            ----------------------------------------   -----------
            INSURANCE-PROPERTY--3.9%
            ----------------------------------------
      9,000 Allied Group, Inc.                             457,312
            ----------------------------------------
      7,900 Capital Re Corp.                               481,900
            ----------------------------------------
      9,200 Enhance Financial Services Group, Inc.         503,700
            ----------------------------------------
      9,500 First American Financial Corp.                 570,000
            ----------------------------------------
     13,400 Frontier Insurance Group, Inc.                 509,200
            ----------------------------------------
     10,000 Orion Capital Corp.                            453,125
            ----------------------------------------   -----------
             Total                                       2,975,237
            ----------------------------------------   -----------
            INVESTMENT BANKING/BROKERAGE--3.6%
            ----------------------------------------
      7,100 Interra Financial, Inc.                        426,444
            ----------------------------------------
     13,467 Legg Mason, Inc.                               710,367
            ----------------------------------------
     14,100 Piper Jaffray Cos., Inc.                       430,931
            ----------------------------------------
     17,300 Quick & Reilly Group, Inc.                     647,669
            ----------------------------------------
     14,800 Raymond James Financial, Inc.                  532,800
            ----------------------------------------   -----------
             Total                                       2,748,211
            ----------------------------------------   -----------
            IRON & STEEL--0.6%
            ----------------------------------------
     12,500 Quanex Corp.                                   438,281
            ----------------------------------------   -----------
            LEISURE TIME--0.5%
            ----------------------------------------
     14,700 K2, Inc.                                       369,337
            ----------------------------------------   -----------


THE STYLE MANAGER FUND
--------------------------------------------------------------------------------

  SHARES                                                     VALUE
 --------- --------------------------------------------   -----------
 COMMON STOCKS--CONTINUED
 ------------------------------------------------------
           MACHINERY & EQUIPMENT--0.4%
           --------------------------------------------
    16,700 Global Industrial Technologies, Inc.           $   345,481
           --------------------------------------------   -----------
           MANUFACTURING-DIVERSIFIED--1.6%
           --------------------------------------------
    21,000 Figgie International Holdings, Inc., Class A       309,750
           --------------------------------------------
    28,200 Premark International, Inc.                        902,400
           --------------------------------------------   -----------
            Total                                           1,212,150
           --------------------------------------------   -----------
           MANUFACTURING-SPECIALIZED--3.9%
           --------------------------------------------
    11,100 Aptargroup, Inc.                                   620,906
           --------------------------------------------
    11,218 Flowserve Corp.                                    335,138
           --------------------------------------------
    13,000 Greenfield Industries, Inc.                        373,750
           --------------------------------------------
    14,600 Halter Marine Group, Inc.                          706,275
           --------------------------------------------
    12,300 Ionics, Inc.                                       545,044
           --------------------------------------------
    13,300 Regal Beloit Corp.                                 408,975
           --------------------------------------------   -----------
            Total                                           2,990,088
           --------------------------------------------   -----------
           NATURAL GAS--2.7%
           --------------------------------------------
     9,800 Eastern Enterprises                                365,662
           --------------------------------------------
    17,300 K N Energy, Inc.                                   791,475
           --------------------------------------------
    16,400 Northwest Natural Gas Co.                          422,300
           --------------------------------------------
    18,300 Piedmont Natural Gas, Inc.                         532,988
           --------------------------------------------   -----------
            Total                                           2,112,425
           --------------------------------------------   -----------
           OFFICE EQUIPMENT & SUPPLIES--0.5%
           --------------------------------------------
    11,300 Standard Register                                  376,431
           --------------------------------------------   -----------
           OIL & GAS--2.8%
           --------------------------------------------
    22,300 Camco International, Inc.                        1,555,425
           --------------------------------------------
    25,400 Snyder Oil Corp.                                   576,263
           --------------------------------------------   -----------
            Total                                           2,131,688
           --------------------------------------------   -----------
           PAPER & FOREST PRODUCTS--1.4%
           --------------------------------------------
    28,600 Longview Fibre Co.                                 568,425
           --------------------------------------------
    10,700 Rayonier, Inc.                                     517,613
           --------------------------------------------   -----------
            Total                                           1,086,038
           --------------------------------------------   -----------
           PHARMACEUTICALS--0.5%
           --------------------------------------------
    16,900 Alpharma, Inc., Class A                            378,137
           --------------------------------------------
     2,817 Alpharma, Inc., Rights                              15,844
           --------------------------------------------   -----------
            Total                                             393,981
           --------------------------------------------   -----------
           PRINTING & PUBLISHING--0.5%
           --------------------------------------------
    11,700 Bowne & Co., Inc.                                  410,962
           --------------------------------------------   -----------
           PROPERTY--1.7%
           --------------------------------------------
    10,600 Fremont General Corp.                              506,150
           --------------------------------------------
     9,100 Selective Insurance Group, Inc.                    468,650
           --------------------------------------------
    11,300 Zenith National Insurance Corp.                    322,756
           --------------------------------------------   -----------
            Total                                           1,297,556
           --------------------------------------------   -----------


THE STYLE MANAGER FUND
--------------------------------------------------------------------------------

   SHARES                                                           VALUE
 ---------- --------------------------------------------------   -----------
 COMMON STOCKS--CONTINUED
 -------------------------------------------------------------
            RESTAURANTS--2.2%
            --------------------------------------------------
     11,900 IHOP Corp.                                           $   425,425
            --------------------------------------------------
     20,300 Landrys Seafood Restaurants, Inc.                        596,313
            --------------------------------------------------
     13,800 Ruby Tuesday, Inc.                                       351,900
            --------------------------------------------------
     13,300 ShowBiz Pizza Time, Inc.                                 305,900
            --------------------------------------------------   -----------
             Total                                                 1,679,538
            --------------------------------------------------   -----------
            RETAIL--0.9%
            --------------------------------------------------
     13,100 Fabri-Centers of America, Class A                        302,937
            --------------------------------------------------
     12,750 Hughes Supply, Inc.                                      384,891
            --------------------------------------------------   -----------
             Total                                                   687,828
            --------------------------------------------------   -----------
            RETAIL-SPECIALTY--2.4%
            --------------------------------------------------
     14,600 Michaels Stores, Inc.                                    446,213
            --------------------------------------------------
     22,200 O'Reilly Automotive, Inc.                                505,050
            --------------------------------------------------
     31,050 Pier 1 Imports, Inc.                                     556,959
            --------------------------------------------------
     17,000 Sports Authority, Inc.                                   316,625
            --------------------------------------------------   -----------
             Total                                                 1,824,847
            --------------------------------------------------   -----------
            SAVINGS & LOAN--5.6%
            --------------------------------------------------
     15,600 Astoria Financial Corp.                                  784,875
            --------------------------------------------------
     18,100 Charter One Financial, Inc.                            1,070,162
            --------------------------------------------------
     18,600 Downey Financial Corp.                                   453,375
            --------------------------------------------------
     15,100 JSB Financial, Inc.                                      738,956
            --------------------------------------------------
     10,900 RCSB Financial, Inc.                                     594,050
            --------------------------------------------------
     27,900 St. Paul Bancorp, Inc.                                   697,500
            --------------------------------------------------   -----------
             Total                                                 4,338,918
            --------------------------------------------------   -----------
            SERVICES-COMMERCIAL & CONSUMER--1.7%
            --------------------------------------------------
     21,700 Cerner Corp.                                             519,444
            --------------------------------------------------
     17,000 Franklin Covey Co.                                       474,937
            --------------------------------------------------
     14,247 Ogden Corp.                                              336,585
            --------------------------------------------------   -----------
             Total                                                 1,330,966
            --------------------------------------------------   -----------
            SERVICES-COMPUTER SYSTEMS--0.5%
            --------------------------------------------------
     13,600 BancTec, Inc.                                            362,100
            --------------------------------------------------   -----------
            TRUCKERS--2.8%
            --------------------------------------------------
     22,900 Alexander and Baldwin, Inc.                              592,537
            --------------------------------------------------
     18,100 American Freightways Corp.                               343,900
            --------------------------------------------------
     16,700 Werner Enterprises, Inc.                                 404,975
            --------------------------------------------------
     24,000 Yellow Corp.                                             781,500
            --------------------------------------------------   -----------
             Total                                                 2,122,912
            --------------------------------------------------   -----------
            TRUCKS & PARTS--0.6%
            --------------------------------------------------
     15,600 Wabash National Corp.                                    451,425
            --------------------------------------------------   -----------
             TOTAL COMMON STOCKS (IDENTIFIED COST $60,491,069)    75,511,023
            --------------------------------------------------   -----------



THE STYLE MANAGER FUND
-------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                            VALUE
 ---------- ---------------------------------------------------   -----------
 (A) REPURCHASE AGREEMENT--1.6%
 --------------------------------------------------------------
 $1,219,266 C.S. First Boston, 6.05%, dated 9/30/1997, due
            10/1/1997
            (AT AMORTIZED COST)                                   $ 1,219,266
            ---------------------------------------------------   -----------
             TOTAL INVESTMENTS (IDENTIFIED COST $61,710,335)(B)   $76,730,289
            ---------------------------------------------------   -----------

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(b) The cost of investments for federal tax purposes amounts to $61,750,880. The net unrealized appreciation of investments on a federal tax basis amounts to $14,979,409 which is comprised of $15,597,054 appreciation and $617,645 depreciation at September 30, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($76,873,948) at September 30, 1997.

(See Notes which are an integral part of the Financial Statements)


THE VIRGINIA MUNICIPAL BOND FUND
-------------------------------------------------------------------------------
  MANAGEMENT DISCUSSION AND ANALYSIS
  ----------------------------------------------------------------------------

During the last year, interest rates have been relatively calm, but the year ended with lower yields than were seen at the beginning of the year. Municipal bonds, in general, outperformed Treasuries during the same period as a lack of supply and a quieting of tax reform allowed the municipal bond market to gain strength.

Towards the end of the year, yields on municipal bonds were at their most attractive level relative to Treasuries at any time in the last three months. This shift created a buying opportunity especially in the 10 to 15 year maturity range desirable for this fund. We expect that the supply of municipal bonds will remain relatively weak through the end of this calendar year and we would expect municipal bonds to continue to outperform Treasuries during the same period.

Going forward, we expect overall interest rates to remain relatively calm with a gradual bias toward lower interest rates. We will continue to maintain an average maturity of about 15 years in an attempt to maximize yield while keeping risk to changes in interest rates somewhat lower than the average fund.

THE VIRGINIA MUNICIPAL BOND FUND--Investment Shares
--------------------------------------------------------------------------------

   GROWTH OF $10,000 INVESTED IN THE VIRGINIA MUNICIPAL BOND FUND--INVESTMENT
                                    SHARES.

  The graph below illustrates the hypothetical investment of $10,000** in The Virginia Municipal Bond Fund (the "Fund") from October 24, 1990 (start of performance) to September 30, 1997, compared to the Lehman Brothers 10 Year Municipal Bond Index ("LBMBI").+

GRAPHIC REPRESENTATION OMITTED. SEE APPEDIX F

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED SEPTEMBER 30, 1997
1 Year                                                     5.70%
5 Year                                                     5.73%
Start of Performance (10/24/90)                            6.45%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*Reflects operations of the Fund from the start of performance 10/24/90 through 9/30/97 on a cumulative basis.

**Represents a hypothetical investment of $10,000 in the Fund. Certain investors are subject to a 2.00% contingent deferred sales charge on shares redeemed within five years of purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

***Total return quoted reflects all applicable contingent deferred sales charges.

+The LBMBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LBMBI has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.


THE VIRGINIA MUNICIPAL BOND FUND--Trust Shares
--------------------------------------------------------------------------------

 GROWTH OF $10,000 INVESTED IN THE VIRGINIA MUNICIPAL BOND FUND--TRUST SHARES.

  The graph below illustrates the hypothetical investment of $10,000** in The Virginia Municipal Bond Fund (the "Fund") from October 24, 1990 (start of performance) to September 30, 1997, compared to the Lehman Brothers 10 Year Municipal Bond Index ("LBMBI").+

GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX G

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED SEPTEMBER 30, 1997
1 Year                                                     8.00%
5 Year                                                     5.96%
Start of Performance (10/24/90)                            6.62%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*Reflects operations of the Fund from the start of performance 10/24/90 through 9/30/97 on a cumulative basis.

**Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions.

+The LBMBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LBMBI has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.


THE VIRGINIA MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

 PRINCIPAL                                                  CREDIT
   AMOUNT                                                   RATING*    VALUE
 ---------- ---------------------------------------------   ------- -----------
 LONG-TERM MUNICIPAL SECURITIES--95.6%
 --------------------------------------------------------
            VIRGINIA--95.6%
            ---------------------------------------------
 $1,000,000 Albemarle County, VA IDA, Hospital Revenue
            Refunding Bonds, 5.75% (Martha Jefferson
            Hospital), 10/1/2008                               A    $ 1,056,730
            ---------------------------------------------
  1,000,000 Arlington County, VA, GO UT Bonds, 5.30%
            (Original Issue Yield: 5.40%), 6/1/2011           AAA     1,030,440
            ---------------------------------------------
  3,175,000 Big Stone Gap, VA Redevelopment & Housing
            Authority, Correctional Facility Lease
            Revenue Bonds, 6.00% (Wallens Ridge
            Development Project), 9/1/2007                    AA      3,500,247
            ---------------------------------------------
  2,890,000 Chesapeake Bay Bridge & Tunnel District, VA,
            Revenue Bonds, 5.875% (FGIC INS)/(Original
            Issue Yield: 5.95%), 7/1/2010                     AAA     3,116,605
            ---------------------------------------------
  3,500,000 Chesapeake, VA, GO UT Bonds, 5.375% (Commonwealth of Virginia
            GTD)/(Original
            Issue Yield: 5.45%), 5/1/2010                     AA      3,635,870
            ---------------------------------------------
  2,980,000 Chesterfield County, VA, GO UT Bonds, 5.25%,
            3/1/2010                                          AA+     3,051,550
            ---------------------------------------------
  2,860,000 Commonwealth of Virginia, GO UT Bonds,
            5.375%, 6/1/2009                                  AAA     2,993,905
            ---------------------------------------------
  4,000,000 Commonwealth of Virginia, GO UT Public
            Facilities Bonds (Series A), 5.70% (Original
            Issue Yield: 5.75%), 6/1/2008                     AAA     4,289,720
            ---------------------------------------------
  2,545,000 Danville, VA IDA, Hospital Refunding Revenue Bonds, 6.20% (Danville
            Regional Medical Center)/(FGIC INS)/(Original Issue Yield:
            6.30%), 10/1/2009                                 AAA     2,779,395
            ---------------------------------------------
  2,605,000 Fairfax County, VA Sewer Revenue, Revenue
            Bonds, 5.625%, 7/15/2011                          AA      2,748,197
            ---------------------------------------------
  1,140,000 Fairfax County, VA Sewer Revenue, Sewer
            Refunding Revenue Bonds, 5.30% (AMBAC INS),
            11/15/2006                                        AAA     1,197,467
            ---------------------------------------------
  1,505,000 Fairfax County, VA Sewer Revenue, Sewer
            Refunding Revenue Bonds, 5.40% (AMBAC INS),
            11/15/2007                                        AAA     1,583,681
            ---------------------------------------------
            Fairfax County, VA Water Authority, 6.00%,
  2,000,000 4/1/2022                                          AA      2,167,290
            ---------------------------------------------
  1,000,000 Fairfax County, VA Water Authority, Revenue
            Refunding Bonds, 4.65% (Original Issue Yield:
            4.85%), 4/1/2010                                  AA        977,750
            ---------------------------------------------
  3,500,000 Fairfax County, VA, (Series A), 5.25% (State Aid Withholding
            LOC)/(Original Issue Yield:
            5.35%), 6/1/2009                                  AAA     3,627,960
            ---------------------------------------------
  2,000,000 Henrico County, VA IDA, Refunding Revenue Bonds, 5.60% (Bon Secours
            Health System)/(MBIA INS)/(Original Issue Yield:
            5.65%), 8/15/2010                                 AAA     2,090,720
            ---------------------------------------------
    600,000 Loudoun County, VA IDA, Lease Revenue Bonds,
            5.50% (Northern Virginia Criminal
            Justice)/(Original Issue Yield: 5.829%),
            6/1/2008                                          AA-       623,910
            ---------------------------------------------
  1,000,000 Loudoun County, VA, GO UT Refunding Bonds
            (Series A), 5.50% (Commonwealth of Virginia
            GTD)/(Original Issue Yield: 5.649%),
            10/1/2007                                         AA-     1,061,750
            ---------------------------------------------
  4,440,000 Newport News, VA, GO UT, 5.75%, 1/15/2017         AA-     4,607,743
            ---------------------------------------------
  3,000,000 Norfolk, VA, GO UT Bonds, 5.25% (Commonwealth of Virginia
            GTD)/(Original Issue Yield:
            5.55%), 6/1/2011                                  AA      3,052,140
            ---------------------------------------------


THE VIRGINIA MUNICIPAL BOND FUND
-------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                  CREDIT
 OR SHARES                                                 RATING*    VALUE
 ---------- --------------------------------------------   ------- -----------
 LONG-TERM MUNICIPAL SECURITIES--CONTINUED
 -------------------------------------------------------
 $2,000,000 Norfolk, VA, GO UT Bonds, 5.70% (MBIA INS),      AAA
            6/1/2008                                               $ 2,152,380
            --------------------------------------------
  2,535,000 Portsmouth, VA, GO UT Bonds, 5.00% (FGIC
            INS), 8/1/2011                                   AAA     2,532,313
            --------------------------------------------
  3,375,000 Riverside, VA Regional Jail Authority, Jail
            Facility Revenue Bonds, 5.625% (MBIA
            INS)/(Original Issue Yield: 5.75%), 7/1/2007     AAA     3,638,655
            --------------------------------------------
  1,185,000 Roanoke, VA IDA, Hospital Revenue Refunding
            Bonds (Series B), 6.00% (Roanoke Memorial
            Hospital)/(Original Issue Yield: 6.10%),
            7/1/2007                                         AA-     1,260,212
            --------------------------------------------
  3,510,000 Virginia College Building Authority, Revenue
            Bonds, 5.40% (21ST Century College Program),
            8/1/2015                                         AA      3,555,700
            --------------------------------------------
  7,255,000 Virginia State Public Building Authority,
            Revenue Bonds, 5.20% (Original Issue Yield:
            5.40%), 8/1/2010                                 AA      7,366,146
            --------------------------------------------
  2,030,000 Virginia State Transportation Board, Revenue
            Bonds, 6.00% (Northern Virginia
            Transportation District)/(Original Issue
            Yield: 6.10%), 5/15/2008                         AA      2,198,348
            --------------------------------------------
  1,000,000 Virginia State Transportation Board,
            Transportation Contract Revenue Refunding
            Bonds, 5.375% (U.S. Route 58 Corridor
            PG-A), 5/15/2007                                 AA      1,048,000
            --------------------------------------------
  2,325,000 Virginia State University-Virginia
            Commonwealth, Revenue Bonds, 5.75% (Original
            Issue Yield: 5.827%), 5/1/2021                   AA-     2,386,055
            --------------------------------------------           -----------
             TOTAL LONG-TERM MUNICIPAL SECURITIES
              (IDENTIFIED COST $72,293,301)                         75,330,879
            --------------------------------------------           -----------
 MUTUAL FUND ISSUES--3.5%
 -------------------------------------------------------
    928,302 Goldman Sachs & Co. ILA Tax Exempt                         928,302
            --------------------------------------------
  1,793,570 Municipal Fund for Temporary Investment                  1,793,570
            --------------------------------------------           -----------
             TOTAL MUTUAL FUND ISSUES (AT NET ASSET
              VALUE)                                                 2,721,872
            --------------------------------------------           -----------
             TOTAL INVESTMENTS (IDENTIFIED COST
              $75,015,173)(A)                                      $78,052,751
            --------------------------------------------           -----------

(a) The cost of investments for federal tax purposes amounts to $75,015,173. The net unrealized appreciation of investments on a federal tax basis amounts to $3,037,578 which is comprised of $3,041,196 appreciation and $3,618 depreciation at September 30, 1997.

* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

Note: The categories of investments are shown as a percentage of net assets
     ($78,772,564) at September 30, 1997.

The following acronyms are used throughout this portfolio:

AMBAC--American Municipal Bond Assurance Corporation FGIC--Financial Guaranty Insurance Company GO--General Obligation GTD--Guaranty IDA--Industrial Development Authority INS--Insured LOC--Letter of Credit MBIA--Municipal Bond Investors Assurance UT--Unlimited Tax

(See Notes which are an integral part of the Financial Statements)


THE MARYLAND MUNICIPAL BOND FUND
-------------------------------------------------------------------------------
  MANAGEMENT DISCUSSION AND ANALYSIS
  ----------------------------------------------------------------------------

During the last year, interest rates have been relatively calm, but the year ended with lower yields than were seen at the beginning of the year. Municipal bonds, in general, outperformed Treasuries during the same period as a lack of supply and a quieting of tax reform allowed the municipal bond market to gain strength.

Towards the end of the year, yields on municipal bonds were at their most attractive level relative to Treasuries at any time in the last three months. This shift created a buying opportunity especially in the 10 to 15 year maturity range desirable for this fund. We expect that the supply of municipal bonds will remain relatively weak through the end of this calendar year and we would expect municipal bonds to continue to outperform Treasuries during the same period. Bonds for the Maryland area continue to enjoy good demand, and typically yield 5 to 10 basis points less than similar bonds nationwide.

Going forward, we expect overall interest rates to remain relatively calm with a gradual bias toward lower interest rates. We will continue to maintain an average maturity of about 15 years in an attempt to maximize yield while keeping risk to changes in interest rates somewhat lower than the average fund.


THE MARYLAND MUNICIPAL BOND FUND--Investment Shares
--------------------------------------------------------------------------------

   GROWTH OF $10,000 INVESTED IN THE MARYLAND MUNICIPAL BOND FUND--INVESTMENT
                                    SHARES.

  The graph below illustrates the hypothetical investment of $10,000** in The Maryland Municipal Bond Fund (the "Fund") from October 30, 1990 (start of performance) to September 30, 1997, compared to the Lehman Brothers 10 Year Municipal Bond Index ("LBMBI").+

GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX H

AVERAGE ANNUAL TOTAL RETURN*** FOR THE PERIOD ENDED SEPTEMBER 30, 1997
1 Year                                                     4.87%
5 Year                                                     5.33%
Start of Performance (10/30/90)                            6.01%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*Reflects operations of the Fund from the start of performance 10/30/90 through 9/30/97 on a cumulative basis.

**Represents a hypothetical investment of $10,000 in the Fund. Certain investors are subject to a 2.00% contingent deferred sales charge on shares redeemed within five years of purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

***Total return quoted reflects all applicable contingent deferred sales charges.

+The LBMBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LBMBI has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.


THE MARYLAND MUNICIPAL BOND FUND--Trust Shares
--------------------------------------------------------------------------------

 GROWTH OF $10,000 INVESTED IN THE MARYLAND MUNICIPAL BOND FUND--TRUST SHARES.

  The graph below illustrates the hypothetical investment of $10,000** in The Maryland Municipal Bond Fund (the "Fund") from October 30, 1990 (start of performance) to September 30, 1997, compared to the Lehman Brothers 10 Year Municipal Bond Index ("LBMBI").+

GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX I

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED SEPTEMBER 30, 1997
1 Year                                                     7.19%
5 Year                                                     5.56%
Start of Performance (10/30/90)                            6.18%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*Reflects operations of the Fund from the start of performance 10/30/90 through 9/30/97 on a cumulative basis.

**Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions.

+The LBMBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LBMBI has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.


THE MARYLAND MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

 PRINCIPAL                                                  CREDIT
   AMOUNT                                                   RATING*    VALUE
 ---------- ---------------------------------------------   ------- -----------
 LONG-TERM MUNICIPAL SECURITIES--91.0%
 --------------------------------------------------------
            MARYLAND--91.0%
            ---------------------------------------------
 $1,000,000 Baltimore County, MD Revenue Authority,
            Revenue Refunding Bonds, 5.25% (Original
            Issue Yield: 5.40%), 7/1/2008                      A    $ 1,038,610
            ---------------------------------------------
  1,000,000 Baltimore, MD, GO UT Bonds (Series A), 5.375%
            (AMBAC INS), 10/15/2008                           AAA     1,035,650
            ---------------------------------------------
  1,500,000 Calvert County, MD, Pollution Control Revenue
            Bonds, 5.55% (Baltimore Gas & Electric
            Co.)/(Original Issue Yield: 5.601%),
            7/15/2014                                          A      1,528,065
            ---------------------------------------------
  1,400,000 Carroll County, MD, GO UT, 5.35%, 12/1/2016       AA      1,411,144
            ---------------------------------------------
  1,000,000 Harford County, MD, GO UT, 4.65%, 12/1/2006       AA-     1,012,150
            ---------------------------------------------
  1,430,000 Howard County, MD, GO Refunding Bonds (Series
            A), 5.25% (Original Issue Yield: 5.60%),
            8/15/2011                                         AA+     1,460,416
            ---------------------------------------------
  1,000,000 Maryland Health & Higher Educational Facilities Authority, Refunding
            Revenue Bonds, 5.30% (Francis Scott Key Medical Center)/(FGIC
            INS)/(Original Issue Yield:
            5.40%), 7/1/2008                                  AAA     1,037,220
            ---------------------------------------------
  1,500,000 Maryland Health & Higher Educational
            Facilities Authority, Revenue Bonds, 5.20%
            (Frederick Memorial Hospital)/(FGIC
            INS)/(Original Issue Yield: 5.30%), 7/1/2008      AAA     1,565,205
            ---------------------------------------------
  1,740,000 Maryland National Capital Park & Planning
            Commission, GO UT Bonds, 5.125% (Park
            Aquisition & Development-S-2)/
            (Original Issue Yield: 5.25%), 7/1/2010           AA      1,773,982
            ---------------------------------------------
  1,470,000 Maryland State Community Development
            Administration, Revenue Bonds (Single Family
            Program-Fifth Series), 5.40%, 4/1/2008            Aa      1,508,279
            ---------------------------------------------
  1,800,000 Maryland State Stadium Authority, Revenue
            Bonds, 5.875% (AMBAC INS), 12/15/2011             AAA     1,927,980
            ---------------------------------------------
    850,000 Maryland State Transportation Authority,
            Refunding Revenue Bonds, 5.80% (Original
            Issue Yield: 5.90%), 7/1/2006                     A+        927,223
            ---------------------------------------------
  1,000,000 Maryland State, GO UT Bonds, 5.25%, 6/15/2007     AAA     1,054,210
            ---------------------------------------------
  2,500,000 Maryland State, GO UT Bonds, 5.70% (Original
            Issue Yield: 5.75%), 3/15/2010                    AAA     2,682,875
            ---------------------------------------------
    820,000 Montgomery County, MD, GO UT Refunding Bonds (Series A), 5.75%
            (Original Issue Yield:
            5.85%), 7/1/2006                                  AAA       897,146
            ---------------------------------------------
  1,000,000 Ocean City, MD, GO UT Refunding Bonds, 5.50%
            (MBIA Insurance Corporation INS), 3/15/2009       AAA     1,046,760
            ---------------------------------------------
    500,000 Prince Georges County, MD, GO UT Bonds, 5.50% (Stormwater
            Management)/(Original Issue
            Yield: 5.55%), 3/15/2008                          AA        524,910
            ---------------------------------------------
  1,435,000 Prince Georges County, MD IDA, Lease Revenue
            Bonds, 6.00% (Hyattsville District Court
            Facility)/(Original Issue Yield: 6.10%),
            7/1/2009                                          AA      1,590,941
            ---------------------------------------------
  1,425,000 Rockville, MD, GO UT Revenue Refunding Bonds,
            4.90% (Original Issue Yield: 5.00%),
            4/15/2007                                         AA+     1,449,995
            ---------------------------------------------


THE MARYLAND MUNICIPAL BOND FUND
-------------------------------------------------------------------------------

 PRINCIPAL
 AMOUNT OR                                                 CREDIT
   SHARES                                                  RATING*    VALUE
 ---------- --------------------------------------------   ------- -----------
 LONG-TERM MUNICIPAL SECURITIES--CONTINUED
 -------------------------------------------------------
 $1,500,000 University of Maryland, System Auxiliary
            Facilities & Tuition Revenue Bonds (Series
            A), 5.40% (Original Issue Yield: 5.45%),
            4/1/2009                                         AA+   $ 1,573,170
            --------------------------------------------
  1,600,000 Washington Suburban Sanitation District, MD,
            GO UT Bonds, 5.375%, 6/1/2011                    AA      1,627,520
            --------------------------------------------
  1,700,000 Washington Suburban Sanitation District, MD,
            GO UT Bonds, 5.50%, 6/1/2010                     AA      1,768,781
            --------------------------------------------           -----------
             TOTAL LONG-TERM MUNICIPAL SECURITIES
             (IDENTIFIED COST $29,252,821)                          30,442,232
            --------------------------------------------           -----------
 MUTUAL FUND ISSUES--8.0%
 -------------------------------------------------------
  1,430,264 Goldman Sachs & Co.                                      1,430,264
            --------------------------------------------
  1,243,349 Municipal Fund for Temporary Investment                  1,243,349
            --------------------------------------------           -----------
             TOTAL MUTUAL FUND ISSUES (AT NET ASSET                  2,673,613
            VALUE)                                                 -----------
            --------------------------------------------
             TOTAL INVESTMENTS (IDENTIFIED COST                    $33,115,845
            $31,926,434)(A)                                        -----------
            --------------------------------------------

At September 30, 1997, 4.7% of the total investments at market value were subject to alternative minimum tax.

(a) The cost of investments for federal tax purposes amounts to $31,926,434. The unrealized appreciation of investments on a federal tax basis amounts to $1,189,411 at September 30, 1997.

* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

Note: The categories of investments are shown as a percentage of net assets
     ($33,468,781) at September 30, 1997.

The following acronym(s) are used throughout this portfolio:

AMBAC--American Municipal Bond Assurance Corporation
FGIC--Financial Guaranty Insurance Company
GO--General Obligation
IDA--Industrial Development Authority
INS--Insured
MBIA--Municipal Bond Investors Assurance
UT--Unlimited Tax

(See Notes which are an integral part of the Financial Statements)


THE TREASURY MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
-------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                          VALUE
 ----------- ------------------------------------------------   ------------
 U.S. TREASURY OBLIGATIONS--52.6%
 ------------------------------------------------------------
             U.S. TREASURY BILL--15.7%
             ------------------------------------------------
 $50,000,000 10/16/1997                                         $ 49,906,604
             ------------------------------------------------
                                                                ------------
                                                                ------------
             U.S. TREASURY NOTES--36.9%
             ------------------------------------------------
  12,000,000 5/125%, 4/30/1998                                    11,935,655
             ------------------------------------------------
  31,000,000 5.625% - 5.750%, 10/31/1997                          31,002,067
             ------------------------------------------------
  15,000,000 6.125%, 5/15/1998                                    15,031,852
             ------------------------------------------------
   8,000,000 6.125%, 8/31/1998                                     8,024,535
             ------------------------------------------------
   3,000,000 6.250%, 7/31/1998                                     3,014,931
             ------------------------------------------------
  27,000,000 7.875%, 1/15/1998                                    27,168,155
             ------------------------------------------------
   7,000,000 8.250%, 7/15/1998                                     7,135,850
             ------------------------------------------------
  14,000,000 8.750%, 10/15/1997                                   14,016,352
             ------------------------------------------------
                                                                ------------
              Total                                              117,329,397
             ------------------------------------------------
                                                                ------------
              TOTAL U.S. TREASURY OBLIGATIONS                    167,236,001
             ------------------------------------------------   ------------
 (A) REPURCHASE AGREEMENTS--47.0%
 ------------------------------------------------------------
  40,000,000 CS First Boston, 6.050%, dated 9/30/1997, due
             10/1/1997                                            40,000,000
             ------------------------------------------------
  40,000,000 Merrill Lynch, Pierce, Fenner and Smith, 6.050%,
             dated
             9/30/1997, due 10/1/1997                             40,000,000
             ------------------------------------------------
  29,310,947 Prudential Securities, Inc., 6.050%, dated
             9/30/1997, due 10/1/1997                             29,310,947
             ------------------------------------------------
  40,000,000 Smith Barney, Inc., 6.000%, dated 9/30/1997, due
             10/1/1997                                            40,000,000
             ------------------------------------------------
                                                                ------------
              TOTAL REPURCHASE AGREEMENTS                        149,310,947
             ------------------------------------------------   ------------
                                                                ------------
              TOTAL INVESTMENTS (AT AMORTIZED COST)(B)          $316,546,948
             ------------------------------------------------   ------------

(a) The repurchase agreements are fully collateralized by U.S. Treasury and/or agency obligations based on market prices at the date of the portfolio.

(b) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets
     ($317,749,268) at September 30, 1997.

(See Notes which are an integral part of the Financial Statements)


THE MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                             VALUE
 ----------- ---------------------------------------------------   ------------
 (A) COMMERCIAL PAPER--55.0%
 ---------------------------------------------------------------
             ASSET BACKED--12.7%
             ---------------------------------------------------
 $ 7,000,000 Ascot Capital Corp., 5.621%, 12/5/1997                $  6,929,981
             ---------------------------------------------------
  10,000,000 Centre Square Funding, 5.574%, 10/20/1997                9,970,708
             ---------------------------------------------------
             Fleet Funding Corp., 5.557%-5.578%, 10/6/1997-
   6,000,000 10/10/1997                                               5,994,168
             ---------------------------------------------------
   8,000,000 Sigma Finance, 5.697%-5.716%, 2/2/1998-2/27/1998         7,827,485
             ---------------------------------------------------   ------------
              Total                                                  30,722,342
             ---------------------------------------------------   ------------
             BANKING-FINANCE--2.5%
             ---------------------------------------------------
   3,000,000 Banc One Funding Corp., 5.605%, 12/12/1997               2,966,820
             ---------------------------------------------------
   3,000,000 Credit Suisse First Boston, 5.691%, 1/16/1998            2,950,691
             ---------------------------------------------------   ------------
              Total                                                   5,917,511
             ---------------------------------------------------   ------------
             COMMERCIAL SERVICES--1.5%
             ---------------------------------------------------
   3,600,000 McGraw-Hill Cos., Inc., 5.565%, 10/7/1997                3,596,700
             ---------------------------------------------------   ------------
             CONSUMER NON-DURABLES--2.9%
             ---------------------------------------------------
             Campbell Soup Co., 5.476%-5.688%, 11/18/1997-
   7,000,000 4/17/1998                                                6,904,653
             ---------------------------------------------------   ------------
             FINANCE-AUTOMOTIVE--1.2%
             ---------------------------------------------------
             Ford Motor Credit Corp., 5.725%-5.857%, 10/27/1997-
   3,000,000 4/13/1998                                                2,962,196
             ---------------------------------------------------   ------------
             FINANCE-RETAIL--2.9%
             ---------------------------------------------------
   7,000,000 Xerox Credit Corp., 5.493%-5.495%, 11/5/1997             6,964,067
             ---------------------------------------------------   ------------
             FINANCE-LEASING--3.3%
             ---------------------------------------------------
             Pitney Bowes Credit Corp., 5.679%-5.837%,
   8,000,000 10/2/1997-1/9/1998                                       7,922,860
             ---------------------------------------------------   ------------
             FINANCIAL SERVICES--14.8%
             ---------------------------------------------------
   2,000,000 American General Finance Corp., 5.780%, 6/9/1998         1,922,748
             ---------------------------------------------------
             General Electric Capital Corp., 5.761%-5.813%,
   8,000,000 5/6/1998-6/9/1998                                        7,700,036
             ---------------------------------------------------
   2,000,000 Marsh & McLennan Cos., Inc., 5.597%, 12/18/1997          1,976,167
             ---------------------------------------------------
             Merrill Lynch & Co., Inc., 5.741%-5.981%, 1/5/1998-
  11,640,000 4/13/1998                                               11,379,917
             ---------------------------------------------------
   5,000,000 Republic New York Corp., 5.654%, 3/27/1998               4,864,792
             ---------------------------------------------------
             Smith Barney, Inc., 5.560%-5.564%, 10/10/1997-
   8,000,000 11/17/1997                                               7,960,030
             ---------------------------------------------------   ------------
              Total                                                  35,803,690
             ---------------------------------------------------   ------------
             HEALTH SERVICES--4.1%
             ---------------------------------------------------
  10,000,000 Schering Corp., 5.813%-5.822%, 10/7/1997-12/2/1997       9,946,639
             ---------------------------------------------------   ------------
             PROCESS INDUSTRIES--2.5%
             ---------------------------------------------------
             Du Pont (E.I.) de Nemours & Co., 5.847%-5.890%,
   6,000,000 10/28/1997                                               5,974,350
             ---------------------------------------------------   ------------
             PRODUCER MANUFACTURING--1.2%
             ---------------------------------------------------
   3,000,000 Xerox Corp., 5.579%, 10/15/1997                          2,993,583
             ---------------------------------------------------   ------------


THE MONEY MARKET FUND
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT
  OR SHARES                                                           VALUE
 ----------- ---------------------------------------------------   ------------
 (A) COMMERCIAL PAPER--CONTINUED
 ---------------------------------------------------------------
             UTILITIES--5.4%
             ---------------------------------------------------
             Southern California Edison Co., 5.604%-5.665%,
 $ 8,000,000 10/17/1997-11/14/1997                                 $  7,967,456
             ---------------------------------------------------
   5,000,000 Virginia Electric Power Co., 9.375%, 6/1/1998            5,105,256
             ---------------------------------------------------   ------------
              Total                                                  13,072,712
             ---------------------------------------------------   ------------
              TOTAL COMMERCIAL PAPER                                132,781,303
             ---------------------------------------------------   ------------
 CORPORATE BONDS--12.2%
 ---------------------------------------------------------------
             BANKING-FINANCE--4.5%
             ---------------------------------------------------
             Associates Corp. of North America, 8.375%,
   4,000,000 1/15/1998                                                4,026,490
             ---------------------------------------------------
     900,000 CIT Group Holdings, Inc., 6.750%, 4/30/1998                901,848
             ---------------------------------------------------
   4,000,000 NationsBank Corp., 6.625%, 1/15/1998                     4,007,304
             ---------------------------------------------------
   2,000,000 Norwest Financial, Inc., 8.500%, 8/15/1998               2,042,512
             ---------------------------------------------------   ------------
              Total                                                  10,978,154
             ---------------------------------------------------   ------------
             FINANCE-LEASING--3.2%
             ---------------------------------------------------
   3,000,000 International Lease Finance Corp., 5.609%, 1/5/1998      2,956,160
             ---------------------------------------------------
             International Lease Finance Corp., 8.125%,
   4,760,000 1/15/1998                                                4,789,290
             ---------------------------------------------------   ------------
              Total                                                   7,745,450
             ---------------------------------------------------   ------------
             FINANCIAL SERVICES--2.1%
             ---------------------------------------------------
   5,000,000 American General Finance Corp., 8.250%, 1/15/1998        5,032,656
             ---------------------------------------------------   ------------
             OIL/GAS--0.2%
             ---------------------------------------------------
     500,000 Texaco Capital, Inc., 9.000%, 11/15/1997                   501,886
             ---------------------------------------------------   ------------
             PROCESS INDUSTRIES--0.8%
             ---------------------------------------------------
   1,925,000 Du Pont (E.I.) de Nemours & Co., 8.650%, 12/1/1997       1,933,167
             ---------------------------------------------------   ------------
             RESTAURANT/FOOD SERVICE--1.4%
             ---------------------------------------------------
   3,238,000 PepsiCo, Inc., 6.125%, 1/15/1998                         3,241,451
             ---------------------------------------------------   ------------
              TOTAL CORPORATE BONDS                                  29,432,764
             ---------------------------------------------------   ------------
 CORPORATE NOTES--2.2%
 ---------------------------------------------------------------
             BANKING-FINANCE--1.3%
             ---------------------------------------------------
   3,000,000 CIT Group Holdings, Inc., 6.500%, 7/13/1998              3,016,257
             ---------------------------------------------------   ------------
             ELECTRONIC TECHNOLOGY--0.9%
             ---------------------------------------------------
   2,250,000 Rockwell International Corp., 7.625%, 2/17/1998          2,264,006
             ---------------------------------------------------   ------------
              TOTAL CORPORATE NOTES                                   5,280,263
             ---------------------------------------------------   ------------
 GOVERNMENT AGENCIES--23.7%
 ---------------------------------------------------------------
             (b)Federal National Mortgage Association, 5.360%,
   2,000,000 12/14/1998                                               2,000,382
             ---------------------------------------------------
  55,250,000 (b)Student Loan Marketing Association, 5.220%-
               5.410%, 10/30/1997-3/7/2001                           55,262,286
             ---------------------------------------------------   ------------
              TOTAL GOVERNMENT AGENCIES                              57,262,668
             ---------------------------------------------------   ------------

THE MONEY MARKET FUND
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                    VALUE
 ----------- ------------------------------------------   ------------
 (C) REPURCHASE AGREEMENT--6.8%
 ------------------------------------------------------
             Prudential Securities, Inc., 6.050%, dated
 $16,490,289 9/30/1997, due 10/1/1997                     $ 16,490,289
             ------------------------------------------   ------------
              TOTAL INVESTMENTS (AT AMORTIZED COST)(D)    $241,247,287
             ------------------------------------------   ------------

(a) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.

(b) Current rate and next reset date shown.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(d) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets
      ($241,510,750) at September 30, 1997.

(See Notes which are an integral part of the Financial Statements)



THE TAX-FREE MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

 PRINCIPAL                                                  CREDIT
   AMOUNT                                                   RATING*    VALUE
 ---------- ---------------------------------------------   ------- -----------
 SHORT-TERM MUNICIPAL SECURITIES--99.2%
 --------------------------------------------------------
            ALABAMA--4.4%
            ---------------------------------------------
 $2,500,000 Columbia, AL IDB , PCR (Series C) Daily VRDNs
            (Alabama Power Co.)                                A    $ 2,500,000
            ---------------------------------------------           -----------
            ALASKA--5.2%
            ---------------------------------------------
  3,000,000 Alaska State Housing Finance Corp., Revenue
            Bonds (Series 1991C) Weekly VRDNs (Swiss Bank
            Capital Markets SPA)                              AAA     3,000,000
            ---------------------------------------------           -----------
            ARIZONA--3.5%
            ---------------------------------------------
  2,000,000 Arizona Health Facilities Authority, Pooled
            Loan Program Revenue Bonds (Series 1985B)
            Weekly VRDNs (FGIC INS)/(Chase Manhattan Bank
            N.A., New York LIQ)                               AAA     2,000,000
            ---------------------------------------------           -----------
            FLORIDA--5.7%
            ---------------------------------------------
  3,290,000 Putnam County, FL Development Authority, PCR Bonds (Series 1984H)
            Weekly VRDNs (Seminole Electric Cooperative, Inc (FL))/(National
            Rural Utilities Cooperative Finance Corp.
            LOC)                                              AA-     3,290,000
            ---------------------------------------------           -----------
            GEORGIA--12.6%
            ---------------------------------------------
  2,000,000 Burke County, GA Development Authority, PCR
            Bonds Daily VRDNs (Georgia Power Company
            Plant Vogtle)                                     A+      2,000,000
            ---------------------------------------------
  2,700,000 Gwinnett County, GA School District, GO UT
            Refunding Bonds, 4.40% Bonds, 2/1/1998            AA+     2,707,489
            ---------------------------------------------
  1,500,000 Monroe County, GA Development Authority IDRB,
            PCR Refunding Bonds (Series 2) Daily VRDNs
            (Gulf Power Co.)                                  A+      1,500,000
            ---------------------------------------------
  1,000,000 Putnam County, GA Development Authority Daily
            VRDNs (Georgia Power Co.)                         A+      1,000,000
            ---------------------------------------------           -----------
             Total                                                    7,207,489
            ---------------------------------------------           -----------
            MARYLAND--8.3%
            ---------------------------------------------
  1,000,000 Anne Arundel County, MD, GO UT, 4.00% Bonds,
            4/1/1998                                          AA+     1,001,229
            ---------------------------------------------
  1,750,000 Baltimore County, MD Metropolitan District,
            GO UT (65th Series), 5.00% Bonds, 6/1/1998        AAA     1,764,110
            ---------------------------------------------
  2,000,000 Maryland Health & Higher Educational
            Facilities Authority, Revenue Bonds Weekly
            VRDNs (Greater Baltimore Medical
            Center)/(First National Bank of Maryland,
            Baltimore LOC)                                    A1      2,000,000
            ---------------------------------------------           -----------
             Total                                                    4,765,339
            ---------------------------------------------           -----------
            MASSACHUSETTS--4.4%
            ---------------------------------------------
  2,500,000 Massachusetts IFA, (Series 1992A) Weekly
            VRDNs (Ogden Haverhill)/(Union Bank of
            Switzerland, Zurich LOC)                          AA+     2,500,000
            ---------------------------------------------           -----------
            MINNESOTA--0.7%
            ---------------------------------------------
    400,000 Beltrami County, MN, Environmental Control
            Authority Daily VRDNs (Northwood Panelboard
            Co.)/(Union Bank of Switzerland, Zurich LOC)      AA+       400,000
            ---------------------------------------------           -----------

THE TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

 PRINCIPAL                                                  CREDIT
   AMOUNT                                                   RATING*    VALUE
 ---------- ---------------------------------------------   ------- -----------
 SHORT-TERM MUNICIPAL SECURITIES--CONTINUED
 --------------------------------------------------------
            NEW YORK--10.3%
            ---------------------------------------------
 $1,000,000 New York City Municipal Water Finance
            Authority, Water and Sewer System Revenue
            Bonds (Series 1995 A) Daily VRDNs (FGIC
            INS)/(FGIC Securities Purchase, Inc. LIQ)         AAA   $ 1,000,000
            ---------------------------------------------
  1,000,000 New York City, NY Daily VRDNs (AMBAC INS)         AAA     1,000,000
            ---------------------------------------------
    900,000 New York City, NY Daily VRDNs (Morgan
            Guaranty Trust Co., New York LOC)                 AAA       900,000
            ---------------------------------------------
    100,000 New York City, NY, (Subseries B-4) Daily
            VRDNs                                             AA+       100,000
            ---------------------------------------------
    400,000 New York City, NY, GO Bonds Series-B Daily
            VRDNs (FGIC INS)/(FGIC Securities Purchase,
            Inc. LIQ)                                         AAA       400,000
            ---------------------------------------------
    500,000 New York City, NY, Series B Daily VRDNs (FGIC
            INS)/(FGIC Securities Purchase, Inc. LIQ)         AAA       500,000
            ---------------------------------------------
  2,000,000 New York City, NY, Subseries A-10 Daily VRDNs     AAA     2,000,000
            ---------------------------------------------           -----------
             Total                                                    5,900,000
            ---------------------------------------------           -----------
            OHIO--6.8%
            ---------------------------------------------
  1,900,000 Clermont County, OH , Revenue Bonds (Series
            B) Weekly VRDNs (Mercy Health Systems)            AA-     1,900,000
            ---------------------------------------------
  2,000,000 Ohio State Air Quality Development Authority, Revenue Bonds (Series
            B) Daily VRDNs (Cincinnati Gas and Electric Co.)/(J.P.
            Morgan Delaware, Wilmington LOC)                  AAA     2,000,000
            ---------------------------------------------           -----------
             Total                                                    3,900,000
            ---------------------------------------------           -----------
            PENNSYLVANIA--3.5%
            ---------------------------------------------
  2,000,000 Allegheny County, PA HDA, (Series 1990 A)
            Daily VRDNs (Presbyterian University
            Hospital)/(MBIA Insurance Corporation
            INS)/(PNC Bank, N.A. LIQ)                         AAA     2,000,000
            ---------------------------------------------           -----------
            TEXAS--6.1%
            ---------------------------------------------
  1,500,000 Lower Neches Valley, TX, Refunding Revenue Bonds, 3.75% TOBs
            (Chevron U.S.A., Inc.)
            2/16/1998                                         AA      1,500,000
            ---------------------------------------------
  2,000,000 Sabine River Authority, TX , PCR Bonds
            (Series B) Daily VRDNs (Texas Utilities
            Electric Co.)/(Union Bank of Switzerland,
            Zurich LOC)                                       AA+     2,000,000
            ---------------------------------------------           -----------
             Total                                                    3,500,000
            ---------------------------------------------           -----------
            VIRGINIA--26.0%
            ---------------------------------------------
  2,200,000 Fairfax County, VA IDA, Refunding Revenue
            Bonds (Series A) Weekly VRDNs (Fairfax
            Hospital System)                                  AA      2,200,000
            ---------------------------------------------
  2,000,000 Fairfax County, VA, GO UT (Series A), 5.50%
            Bonds, 6/1/1998                                   AAA     2,022,729
            ---------------------------------------------
  2,215,000 Loudoun County, VA, GO UT (Series A), 4.375%
            Bonds, 8/1/1998                                   AA-     2,226,345
            ---------------------------------------------
    965,000 Richmond, VA Public Utility, Series A, 8.00%
            Bonds (United States Treasury PRF), 1/15/1998
            (@102)                                            AAA       996,204
            ---------------------------------------------
  1,400,000 Virginia College Building Authority Weekly
            VRDNs (University of Richmond)/(Crestar Bank
            of Virginia, Richmond SA)                         Aa2     1,400,000
            ---------------------------------------------


THE TAX-FREE MONEY MARKET FUND
-------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                   CREDIT
 OR SHARES                                                  RATING*    VALUE
 ---------- ---------------------------------------------   ------- -----------
 SHORT-TERM MUNICIPAL SECURITIES--CONTINUED
 --------------------------------------------------------
 $2,000,000 Virginia State Housing Development Authority,
            (Series C), 3.80% TOBs, Mandatory Tender
            6/10/1998                                         AA+   $ 1,999,173
            ---------------------------------------------
    500,000 Virginia State Public Building Authority,
            (Series A), 3.90% Bonds, 8/1/1998                 AA        500,192
            ---------------------------------------------
  1,500,000 Virginia State Public School Authority,
            Series A, 6.00% Bonds, 1/1/1998                   AA      1,508,956
            ---------------------------------------------
  2,000,000 Virginia State Transportation Board, 7.70%
            Bonds (Route 28 Project)/(United States
            Treasury PRF), 3/1/1998 (@102)                    AAA     2,072,480
            ---------------------------------------------           -----------
             Total                                                   14,926,079
            ---------------------------------------------           -----------
            WYOMING--1.7%
            ---------------------------------------------
  1,000,000 Lincoln County, WY, Revenue Bonds Daily VRDNs
            (Exxon Corp.)                                     AA      1,000,000
            ---------------------------------------------           -----------
             TOTAL SHORT-TERM MUNICIPAL SECURITIES                   56,888,907
            ---------------------------------------------           -----------
 MUTUAL FUND ISSUES--0.4%
 --------------------------------------------------------
    247,772 Goldman Sachs & Co. (AT NET ASSET VALUE)                    247,772
            ---------------------------------------------           -----------
             TOTAL INVESTMENTS (AT AMORTIZED COST AND NET
            ASSET VALUE)(A)                                         $57,136,679
            ---------------------------------------------           -----------

(a) Also represents cost for federal tax purposes.

* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

Note: The categories of investments are shown as a percentage of net assets
      ($57,369,580) at September 30, 1997.

The following acronyms are used throughout this portfolio:

AMBAC--American Municipal Bond Assurance Corporation FGIC--Financial Guaranty Insurance Company GO--General Obligation HDA--Hospital Development Authority IDA--Industrial Development Authority IDB--Industrial Development Bond
IDRB--Industrial Development Revenue Bond IFA--Industrial Finance Authority
INS--Insured LIQ--Liquidity Agreement LOC--Letter of Credit MBIA--Municipal Bond Investors Assurance PCR--Pollution Control Revenue PRF--Prerefunded SA--Support Agreement SPA--Standby Purchase Agreement TOBs--Tender Option Bonds UT--Unlimited Tax VRDNs--Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)


THE VIRTUS FUNDS
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                            THE U.S.     THE STYLE                   THE          THE
                           GOVERNMENT     MANAGER:    THE STYLE   VIRGINIA     MARYLAND
                           SECURITIES    LARGE CAP     MANAGER    MUNICIPAL    MUNICIPAL
                              FUND          FUND        FUND      BOND FUND    BOND FUND
------------------------------------------------------------------------------------------
ASSETS:
Investments in
repurchase agreements     $    460,430  $  2,576,249 $ 1,219,266 $        --  $        --
Investments in
securities                 155,643,026   104,106,935  75,511,023  78,052,751   33,115,845
------------------------------------------------------------------------------------------
  Total investments in
  securities, at value    $156,103,456  $106,683,184 $76,730,289 $78,052,751  $33,115,845
------------------------------------------------------------------------------------------
Cash                                --           446          --          --           --
Income receivable            1,935,302       128,141      96,421   1,121,169      438,320
Receivable for shares
sold                           117,229        57,067     275,041      37,019          200
Deferred expenses                   --            --       9,103          --           --
------------------------------------------------------------------------------------------
  Total assets             158,155,987   106,868,838  77,110,854  79,210,939   33,554,365
------------------------------------------------------------------------------------------
LIABILITIES:
Payable for shares
redeemed                       249,193        87,484     187,792     238,933       13,519
Income distribution
payable                        362,543            --          --     105,709       33,929
Payable to Bank                  3,989            --          --          --           --
Accrued expenses               115,182        96,827      49,114      93,733       38,136
------------------------------------------------------------------------------------------
  Total liabilities            730,907       184,311     236,906     438,375       85,584
------------------------------------------------------------------------------------------
  TOTAL NET ASSETS        $157,425,080  $106,684,527 $76,873,948 $78,772,564  $33,468,781
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in capital           $174,339,274  $ 69,922,418 $48,156,564 $75,912,084  $32,631,102
Net unrealized
 appreciation of
 investments                 1,195,308    20,488,173  15,019,954   3,037,578    1,189,411
Accumulated net realized
 gain (loss) on
 investments               (18,155,068)   16,158,724  13,635,635    (177,098)    (351,732)
Accumulated
 undistributed net
 investment income              45,566       115,212      61,795          --           --
------------------------------------------------------------------------------------------
  TOTAL NET ASSETS        $157,425,080  $106,684,527 $76,873,948 $78,772,564  $33,468,781
------------------------------------------------------------------------------------------
NET ASSETS:
 Trust Shares             $ 52,177,289  $ 26,611,481 $        -- $19,891,348  $ 5,682,750
 Investment Shares         105,247,791    80,073,046  76,873,948  58,881,216   27,786,031
------------------------------------------------------------------------------------------
  Total                   $157,425,080  $106,684,527 $76,873,948 $78,772,564  $33,468,781
------------------------------------------------------------------------------------------
NET ASSET VALUE AND
OFFERING PRICE PER SHARE
 Trust Shares                    $9.95        $16.31          --      $11.07       $10.91
 Investment Shares               $9.95        $16.31      $15.37      $11.07       $10.91
------------------------------------------------------------------------------------------
REDEMPTION PROCEEDS PER
SHARE*
 Trust Shares                    $9.95        $16.31          --      $11.07       $10.91
 Investment Shares**             $9.75        $15.98      $15.06      $10.85       $10.69
------------------------------------------------------------------------------------------
SHARES OUTSTANDING
 Trust Shares                5,246,259     1,632,012          --   1,797,148      521,087
 Investment Shares          10,582,280     4,910,713   5,002,112   5,319,803    2,547,851
------------------------------------------------------------------------------------------
Total Shares Outstanding    15,828,539     6,542,725   5,002,112   7,116,951    3,068,938
------------------------------------------------------------------------------------------
Investments, at
identified cost           $154,908,148  $ 86,195,011 $61,710,335 $75,015,173  $31,926,434
------------------------------------------------------------------------------------------
Investments, at tax cost  $154,908,148  $ 86,195,011 $61,750,880 $75,015,173  $31,926,434
------------------------------------------------------------------------------------------

*See "Redeeming Shares" in the Prospectus.
**Computation of redemption proceeds per share: 98/100 of net asset value.

(See Notes which are an integral part of the Financial Statements)

THE VIRTUS FUNDS
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                                         THE TREASURY              THE TAX-FREE
                                            MONEY      THE MONEY      MONEY
                                         MARKET FUND  MARKET FUND  MARKET FUND
-------------------------------------------------------------------------------
ASSETS:
Investments in repurchase agreements     $149,310,947 $ 16,490,289 $        --
Investments in securities                 167,236,001  224,756,998  57,136,679
-------------------------------------------------------------------------------
  Total investments in securities, at
  value                                   316,546,948  241,247,287  57,136,679
-------------------------------------------------------------------------------
Income receivable                           2,578,221    1,133,016     371,750
Receivable for shares sold                      3,106       11,582      69,301
Deferred expenses                                  --           --       4,692
-------------------------------------------------------------------------------
  Total assets                            319,128,275  242,391,885  57,582,422
-------------------------------------------------------------------------------
LIABILITIES:
Payable for shares redeemed                   206,703       66,719       6,000
Income distribution payable                   930,196      602,201     135,472
Payable to Bank                                    --       67,897          --
Accrued expenses                              242,108      144,318      71,370
-------------------------------------------------------------------------------
  Total liabilities                         1,379,007      881,135     212,842
-------------------------------------------------------------------------------
  TOTAL NET ASSETS                       $317,749,268 $241,510,750 $57,369,580
-------------------------------------------------------------------------------
NET ASSETS:
 Trust Shares                            $196,450,150 $164,290,280 $        --
 Investment Shares                        121,299,118   77,220,470  57,369,580
-------------------------------------------------------------------------------
  TOTAL NET ASSETS                       $317,749,268 $241,510,750 $57,369,580
-------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PROCEEDS
PER SHARE
 Trust Shares                                   $1.00        $1.00          --
 Investment Shares                              $1.00        $1.00       $1.00
-------------------------------------------------------------------------------
SHARES OUTSTANDING
 Trust Shares                             196,450,150  164,290,280          --
 Investment Shares                        121,466,050   77,220,470  57,369,580
-------------------------------------------------------------------------------
Total Shares Outstanding                  317,916,200  241,510,750  57,369,580
-------------------------------------------------------------------------------
Investments, at amortized cost and net
asset value                              $316,546,948 $241,247,287 $57,136,679
-------------------------------------------------------------------------------
Investments, at tax cost                 $316,546,948 $241,247,287 $57,136,679
-------------------------------------------------------------------------------

(See Notes which are an integral part of the Financial Statements)


THE VIRTUS FUNDS
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                           THE U.S.     THE STYLE                              THE
                          GOVERNMENT    MANAGER:    THE STYLE  THE VIRGINIA  MARYLAND
                          SECURITIES    LARGE CAP    MANAGER    MUNICIPAL   MUNICIPAL
                             FUND         FUND        FUND      BOND FUND   BOND FUND
--------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                 $        --  $ 2,280,851 $ 1,853,994 $        --  $       --
Interest                   12,930,324      109,465     110,776   4,537,516   1,875,016
--------------------------------------------------------------------------------------
  Total income             12,930,324    2,390,316   1,964,770   4,537,516   1,875,016
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fee     1,325,841      749,609     830,673     650,276     273,851
Administrative personnel
and  services fee             172,113       97,360      75,125      84,421      75,000
Custodian fees                 46,191       47,362      31,329      28,448      12,079
Transfer and dividend
disbursing  agent fees
and expenses                  132,824      198,044      64,733      80,614      60,084
Directors'/Trustees'
fees                            3,071        3,593       2,496       2,754       2,202
Auditing fees                  15,412       18,571      12,506      14,195      14,018
Legal fees                      2,633       12,728       1,920       2,436          19
Portfolio accounting
fees                           58,744       59,472      38,520      62,576      55,277
Distribution services
fee--
 Investment Shares            279,386      175,775          --     158,225      73,620
Share registration costs       15,210       26,705      11,764      15,011       9,626
Printing and postage           14,918       15,397      26,489      12,992      20,995
Insurance premiums              4,006        6,951       2,903       2,092       2,368
Miscellaneous                   5,441        7,121      11,563       3,681          14
--------------------------------------------------------------------------------------
  Total expenses            2,075,790    1,418,688   1,110,021   1,117,721     599,153
Waivers--
 Waiver of investment
  advisory fee                 37,709           --     326,846          --          --
--------------------------------------------------------------------------------------
 Net expenses               2,038,081    1,418,688     783,175   1,117,721     599,153
--------------------------------------------------------------------------------------
  Net investment income    10,892,243      971,628   1,181,595   3,419,795   1,275,863
--------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss)
on  investments            (3,831,048)  16,227,730  13,831,352     579,805     163,436
Change in unrealized
appreciation
 of investments             4,711,022   14,347,096   9,985,998   2,442,760     982,703
--------------------------------------------------------------------------------------
 Net realized and
unrealized gain   (loss)
on investments                879,974   30,574,826  23,817,350   3,022,565   1,146,139
--------------------------------------------------------------------------------------
  Change in net assets
resulting    from
operations                $11,772,217  $31,546,454 $24,998,945 $ 6,442,360  $2,422,002
--------------------------------------------------------------------------------------

(See Notes which are an integral part of the Financial Statements)


THE VIRTUS FUNDS
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                                    THE TAX-
                                        THE TREASURY                  FREE
                                           MONEY       THE MONEY      MONEY
                                        MARKET FUND   MARKET FUND  MARKET FUND
------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                $20,757,671   $13,828,345  $2,158,617
------------------------------------------------------------------------------
  Total income                           20,757,671    13,828,345   2,158,617
------------------------------------------------------------------------------
EXPENSES:
Investment advisory fee                   1,897,464     1,250,019     302,027
Administrative personnel and services
fee                                         369,581       243,450      75,171
Custodian fees                              120,115        74,934      34,273
Transfer and dividend disbursing agent
fees and expenses                           240,905       123,295      44,277
Directors'/Trustees' fees                     5,057         3,656       3,408
Auditing fees                                20,051        16,000      16,613
Legal fees                                      412         4,687       2,434
Portfolio accounting fees                   109,149        75,599      46,105
Distribution services fee--Investment
Shares                                      331,053       206,038          --
Share registration costs                     18,320        24,568      12,242
Printing and postage                         26,923        28,499      23,513
Insurance premiums                            4,988         6,662       2,870
Miscellaneous                                 2,993         8,156       6,815
------------------------------------------------------------------------------
  Total expenses                          3,147,011     2,065,563     569,748
Waivers and Reimbursements--
 Waiver of investment advisory fee          (46,840)      (57,472)    (94,455)
 Reimbursements of other operating
expenses                                     (4,897)           --          --
------------------------------------------------------------------------------
  Total waivers and reimbursements          (51,737)      (57,472)    (94,455)
------------------------------------------------------------------------------
    Net expenses                          3,095,274     2,008,091     475,293
------------------------------------------------------------------------------
      Net investment income              17,662,397    11,820,254   1,683,324
------------------------------------------------------------------------------
        Change in net assets resulting
             from operations            $17,662,397   $11,820,254  $1,683,324
------------------------------------------------------------------------------

(See Notes which are an integral part of the Financial Statements)


THE VIRTUS FUNDS STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                               THE U.S. GOVERNMENT           THE STYLE MANAGER:
                                 SECURITIES FUND               LARGE CAP FUND
                           ----------------------------  ----------------------------
                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                           SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                               1997           1996           1997           1996
-------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN
 NET ASSETS:
 OPERATIONS--
 Net investment income     $ 10,892,243   $ 13,381,466   $    971,628   $  1,995,250
 Net realized gain (loss)
 on investments              (3,831,048)    (3,219,621)    16,227,730     12,982,465
 Net change in unrealized
  appreciation
  (depreciation) of
  investments                 4,711,022     (2,011,452)    14,347,096     (2,926,184)
-------------------------------------------------------------------------------------
   Change in net assets
  resulting from operations  11,772,217      8,150,393     31,546,454     12,051,531
-------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
 SHAREHOLDERS-- Distributions from net investment income:
   Trust Shares              (4,109,350)    (6,107,288)      (350,276)      (926,390)
   Investment Shares         (6,782,893)    (7,274,178)      (656,481)    (1,026,148)
 Distributions from net realized gains:
   Trust Shares                      --             --     (4,272,531)    (3,898,915)
   Investment Shares                 --             --     (7,971,845)    (3,989,082)
-------------------------------------------------------------------------------------
   Change in net assets
  resulting from
    distributions to
  shareholders              (10,892,243)   (13,381,466)   (13,251,133)    (9,840,535)
-------------------------------------------------------------------------------------
 SHARE TRANSACTIONS--
 Proceeds from sale of
 shares                      22,960,997     46,455,480     17,201,667     18,263,662
 Shares issued in
  connection with the
  acquisition                        --             --      1,509,197      9,245,450
 Net asset value of
  shares issued to
  shareholders in payment
  of
  distributions declared      5,396,173      6,142,681      9,353,220      5,478,249
 Cost of shares redeemed    (67,228,310)   (68,163,717)   (33,248,877)   (31,477,651)
-------------------------------------------------------------------------------------
   Change in net assets
  resulting from share
  transactions              (38,871,140)   (15,565,556)    (5,184,793)     1,509,710
-------------------------------------------------------------------------------------
    Change in net assets    (37,991,166)   (20,796,629)    13,110,528      3,720,706
 NET ASSETS:
 Beginning of period        195,416,246    216,212,875     93,573,999     89,853,293
-------------------------------------------------------------------------------------
 End of period             $157,425,080   $195,416,246   $106,684,527   $ 93,573,999
-------------------------------------------------------------------------------------
 Undistributed net
  investment income
  included in net assets
  at end of period         $     45,566   $     45,566   $    115,212   $    150,341
-------------------------------------------------------------------------------------

(See Notes which are an integral part of the Financial Statements)


THE VIRTUS FUNDS STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                             THE VIRGINIA MUNICIPAL
                             THE STYLE MANAGER FUND               BOND FUND
                           ----------------------------  ----------------------------
                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                           SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                               1997           1996           1997           1996
-------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN
 NET ASSETS:
 OPERATIONS--
 Net investment income     $  1,181,595   $  1,728,218   $  3,419,795   $  3,919,914
 Net realized gain (loss)
 on investments              13,831,352      4,542,510        579,805        780,289
 Net change in unrealized
  appreciation
  (depreciation) of
  investments                 9,985,998       (119,759)     2,442,760     (2,101,082)
-------------------------------------------------------------------------------------
   Change in net assets
  resulting
    from operations          24,998,945      6,150,969      6,442,360      2,599,121
-------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
 SHAREHOLDERS-- Distributions from net investment income:
   Trust Shares                      --             --       (965,706)    (1,287,834)
   Investment Shares         (1,233,260)    (1,638,472)    (2,454,089)    (2,632,080)
 Distributions from net realized gains:
   Trust Shares                      --             --             --             --
   Investment Shares         (3,328,990)    (8,143,290)            --             --
-------------------------------------------------------------------------------------
   Change in net assets
  resulting from
    distributions to
  shareholders               (4,562,250)    (9,781,762)    (3,419,795)    (3,919,914)
-------------------------------------------------------------------------------------
 SHARE TRANSACTIONS--
 Proceeds from sale of
 shares                      40,136,505     16,506,045      6,840,095     16,125,700
 Net asset value of
  shares issued to
  shareholders in payment
  of
  distributions declared      4,503,897      9,243,789      1,888,518      1,997,026
 Cost of shares redeemed    (50,985,728)   (37,724,499)   (26,788,539)   (27,234,673)
-------------------------------------------------------------------------------------
   Change in net assets
  resulting
    from share
  transactions               (6,345,326)   (11,974,665)   (18,059,926)    (9,111,947)
-------------------------------------------------------------------------------------
    Change in net assets     14,091,369    (15,605,458)   (15,037,361)   (10,432,740)
 NET ASSETS:
 Beginning of period         62,782,579     78,388,037     93,809,925    104,242,665
-------------------------------------------------------------------------------------
 End of period             $ 76,873,948   $ 62,782,579   $ 78,772,564   $ 93,809,925
-------------------------------------------------------------------------------------
 Undistributed net
  investment income
  included in net assets
  at end of period         $     61,795   $    113,460   $         --   $         --
-------------------------------------------------------------------------------------

(See Notes which are an integral part of the Financial Statements)

THE VIRTUS FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                             THE MARYLAND MUNICIPAL             THE TREASURY
                                    BOND FUND                 MONEY MARKET FUND
                           ----------------------------  ----------------------------
                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                           SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                               1997           1996           1997           1996
--------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN
  NET ASSETS:
 OPERATIONS--
 Net investment income     $  1,275,863   $  1,527,863   $  17,662,397  $  16,209,478
 Net realized gain
  (loss) on investments         163,436        186,173              --             --
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments                   982,703       (739,639)             --             --
--------------------------------------------------------------------------------------
   Change in net assets
    resulting
    from operations           2,422,002        974,397      17,662,397     16,209,478
--------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
  SHAREHOLDERS--
 Distributions from net investment income:
   Trust Shares                (261,815)      (352,284)    (11,714,695)   (11,356,506)
   Investment Shares         (1,015,074)    (1,175,552)     (5,947,702)    (4,852,972)
--------------------------------------------------------------------------------------
   Change in net assets
    resulting from
    distributions to
    shareholders             (1,276,889)    (1,527,836)    (17,662,397)   (16,209,478)
--------------------------------------------------------------------------------------
 SHARE TRANSACTIONS--
 Proceeds from sale of
  shares                      2,708,043      8,364,014     723,861,521    659,743,838
 Shares issued in
  connection with the
  acquisition                        --             --              --    122,108,127
 Net asset value of
  shares issued to
  shareholders in
  payment of
  distributions declared        770,265        989,879       5,621,031      4,898,441
 Cost of shares redeemed    (11,327,459)   (10,247,633)   (784,872,329)  (661,630,604)
--------------------------------------------------------------------------------------
   Change in net assets
    resulting
    from share
    transactions             (7,849,151)      (893,740)    (55,389,777)   125,119,802
--------------------------------------------------------------------------------------
    Change in net assets     (6,704,038)    (1,447,179)    (55,389,777)   125,119,802
 NET ASSETS:
 Beginning of period         40,172,819     41,619,998     373,139,045    248,019,243
--------------------------------------------------------------------------------------
 End of period             $ 33,468,781   $ 40,172,819   $ 317,749,268  $ 373,139,045
--------------------------------------------------------------------------------------
 Undistributed net
  investment income
  included in net assets
  at end of period         $         --   $      1,026   $          --  $          --
--------------------------------------------------------------------------------------

(See Notes which are an integral part of the Financial Statements)


THE VIRTUS FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                               THE TAX-FREE MONEY
                              THE MONEY MARKET FUND              MARKET FUND
                           ----------------------------  ----------------------------
                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                           SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                               1997           1996           1997           1996
--------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN
  NET ASSETS:
 OPERATIONS--
 Net investment income     $  11,820,254  $  12,191,680  $   1,683,324  $   2,734,120
--------------------------------------------------------------------------------------
   Change in net assets
    resulting
    from operations           11,820,254     12,191,680      1,683,324      2,734,120
--------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
  SHAREHOLDERS--
 Distributions from net investment income:
   Trust Shares               (8,056,642)    (8,395,610)            --             --
   Investment Shares          (3,763,612)    (3,796,070)    (1,683,324)    (2,734,120)
--------------------------------------------------------------------------------------
   Change in net assets
    resulting from
    distributions to
    shareholders             (11,820,254)   (12,191,680)    (1,683,324)    (2,734,120)
--------------------------------------------------------------------------------------
 SHARE TRANSACTIONS--
 Proceeds from sale of
  shares                     618,631,500    576,928,235    315,423,874    389,800,080
 Net asset value of
  shares issued to
  shareholders in
  payment of
  distributions declared       3,617,170      3,626,658        417,624        459,305
 Cost of shares redeemed    (624,937,753)  (551,929,373)  (310,970,825)  (419,737,938)
--------------------------------------------------------------------------------------
   Change in net assets
    resulting
    from share
    transactions              (2,689,083)    28,625,520      4,870,673    (29,478,553)
--------------------------------------------------------------------------------------
    Change in net assets      (2,689,083)    28,625,520      4,870,673    (29,478,553)
 NET ASSETS:
 Beginning of period         244,199,833    215,574,313     52,498,907     81,977,460
--------------------------------------------------------------------------------------
 End of period             $ 241,510,750  $ 244,199,833  $  57,369,580  $  52,498,907
--------------------------------------------------------------------------------------

(See Notes which are an integral part of the Financial Statements)


THE U.S. GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                       YEAR ENDED SEPTEMBER 30,
                             -------------------------------------------------
INVESTMENT SHARES              1997      1996      1995      1994       1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                      $ 9.89    $10.13    $ 9.83    $10.90     $10.95
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income           0.60      0.62      0.64      0.61       0.66
 Net realized and
 unrealized gain (loss) on
 investments                     0.06     (0.24)     0.30     (0.94)      0.03
-------------------------------------------------------------------------------
Total from investment
operations                       0.66      0.38      0.94     (0.33)      0.69
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net
 investment income              (0.60)    (0.62)    (0.64)    (0.61)     (0.66)
 Distributions from net
 realized gain on
 investments                      --        --        --        --       (0.08)
 Distributions in excess of
 net realized gain on
 investments (a)                  --        --        --      (0.13)       --
-------------------------------------------------------------------------------
Total distributions             (0.60)    (0.62)    (0.64)    (0.74)     (0.74)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
PERIOD                         $ 9.95    $ 9.89    $10.13    $ 9.83     $10.90
-------------------------------------------------------------------------------
TOTAL RETURN (B)                 6.89%     3.79%     9.84%    (3.36)%     6.82%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS
 Expenses                        1.25%     1.14%     1.01%     0.99%      0.77%
 Net investment income           6.07%     6.11%     6.41%     5.94%      5.91%
 Expense
 waiver/reimbursement (c)        0.02%     0.13%     0.28%     0.32%      0.43%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period
 (000 omitted)               $105,248  $116,418  $114,803  $112,439   $119,187
 Portfolio turnover                80%      118%       82%      227%       154%
-------------------------------------------------------------------------------
                                       YEAR ENDED SEPTEMBER 30,
                             -------------------------------------------------
TRUST SHARES                   1997      1996      1995      1994       1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                      $ 9.89    $10.13    $ 9.83    $10.90     $10.95
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income           0.63      0.64      0.66      0.63       0.67
 Net realized and
 unrealized gain (loss) on
 investments                     0.06     (0.24)     0.30     (0.94)      0.03
-------------------------------------------------------------------------------
Total from investment
operations                       0.69      0.40      0.96     (0.31)      0.70
-------------------------------------------------------------------------------
Less distributions
 Distributions from net
 investment income              (0.63)    (0.64)    (0.66)    (0.63)     (0.67)
 Distributions from net
 realized gain on
 investments                      --        --        --        --       (0.08)
 Distributions in excess of
 net realized gain on
 investments (a)                  --        --        --      (0.13)       --
-------------------------------------------------------------------------------
Total distributions             (0.63)    (0.64)    (0.66)    (0.76)     (0.75)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
PERIOD                         $ 9.95    $ 9.89    $10.13    $ 9.83     $10.90
-------------------------------------------------------------------------------
TOTAL RETURN (B)                 7.16%     4.05%    10.11%    (3.12)%     6.94%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS
 Expenses                        1.00%     0.89%     0.76%     0.74%      0.63%
 Net investment income           6.32%     6.36%     6.66%     6.19%      6.17%
 Expense
 waiver/reimbursement (c)        0.02%     0.13%     0.28%     0.32%      0.43%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period
 (000 omitted)                $52,177   $78,998  $101,410  $107,103   $112,334
 Portfolio turnover                80%      118%       82%      227%       154%
-------------------------------------------------------------------------------

(a) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. These distributions do not represent a return of capital for federal income tax purposes.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


THE STYLE MANAGER: LARGE CAP FUND
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                         YEAR ENDED SEPTEMBER 30,
                                  --------------------------------------------
INVESTMENT SHARES                 1997(C)   1996    1995(C)   1994      1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
PERIOD                             $13.68   $13.70   $11.80   $12.39    $12.02
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income               0.13     0.27     0.09     0.17      0.24
 Net realized and unrealized
 gain (loss) on investments          4.47     1.18     2.20    (0.39)     0.54
-------------------------------------------------------------------------------
Total from investment operations     4.60     1.45     2.29    (0.22)     0.78
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net
 investment income                  (0.14)   (0.27)   (0.09)   (0.17)    (0.25)
 Distributions from net realized
 gain on investments                (1.83)   (1.20)   (0.30)   (0.20)    (0.16)
-------------------------------------------------------------------------------
Total distributions                 (1.97)   (1.47)   (0.39)   (0.37)    (0.41)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $16.31   $13.68   $13.70   $11.80    $12.39
-------------------------------------------------------------------------------
TOTAL RETURN (A)                    37.02%   11.28%   20.02%   (1.72%)    6.31%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 Expenses                            1.49%    1.36%    1.21%    1.20%     0.87%
 Net investment income               0.88%    2.01%    0.67%    1.40%     1.81%
 Expense waiver/reimbursement
 (b)                                  --       --      0.21%    0.23%     0.55%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period (000
 omitted)                         $80,073  $59,891  $44,509  $26,739   $18,691
 Average commission rate paid
 (d)                              $0.0783  $0.0616      --       --        --
 Portfolio turnover                    56%     151%     208%     205%       67%
-------------------------------------------------------------------------------
                                         YEAR ENDED SEPTEMBER 30,
                                  --------------------------------------------
TRUST SHARES                      1997(C)   1996    1995(C)   1994      1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
PERIOD                             $13.68   $13.70   $11.80   $12.39    $12.02
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income               0.18     0.33     0.12     0.20      0.28
 Net realized and unrealized
 gain (loss) on investments          4.46     1.15     2.20    (0.40)     0.51
-------------------------------------------------------------------------------
Total from investment operations     4.64     1.48     2.32    (0.20)     0.79
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net
 investment income                  (0.18)   (0.30)   (0.12)   (0.19)    (0.26)
 Distributions from net realized
 gain on investments                (1.83)   (1.20)   (0.30)   (0.20)    (0.16)
-------------------------------------------------------------------------------
Total distributions                 (2.01)   (1.50)   (0.42)   (0.39)    (0.42)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $16.31   $13.68   $13.70   $11.80    $12.39
-------------------------------------------------------------------------------
TOTAL RETURN (A)                    37.37%   11.55%   20.33%   (1.50%)    6.42%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 Expenses                            1.24%    1.11%    0.96%    0.95%     0.66%
 Net investment income               1.17%    2.26%    0.92%    1.68%     2.09%
 Expense waiver/reimbursement
 (b)                                  --       --      0.21%    0.23%     0.55%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period (000
 omitted)                         $26,611  $33,683  $45,345  $70,374   $65,841
 Average commission rate paid
 (d)                              $0.0783  $0.0616      --       --        --
 Portfolio turnover                    56%     151%     208%     205%       67%
-------------------------------------------------------------------------------

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(c) Per share information presented is based on the monthly number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.
(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)


THE STYLE MANAGER FUND
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                             YEAR ENDED         PERIOD
                                            SEPTEMBER 30,        ENDED
                                           ----------------  SEPTEMBER 30,
INVESTMENT SHARES                           1997     1996       1995(A)
--------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $11.47   $12.03      $10.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income                        0.23     0.31        0.03
 Net realized and unrealized gain on
 investments                                  4.54     0.77        2.03
--------------------------------------------------------------------------
Total from investment operations              4.77     1.08        2.06
--------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net investment income    (0.24)   (0.29)      (0.03)
 Distributions from net realized gain on
 investments                                 (0.63)   (1.35)        --
--------------------------------------------------------------------------
Total distributions                          (0.87)   (1.64)      (0.03)
--------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $15.37   $11.47      $12.03
--------------------------------------------------------------------------
TOTAL RETURN (B)                             44.01%   10.19%      20.59%
--------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 Expenses                                     1.17%    0.99%       0.44%*
 Net investment income                        1.76%    2.63%       0.46%*
 Expense waiver/reimbursement (c)             0.50%    0.44%       1.03%*
--------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period (000 omitted)   $76,874  $62,783     $78,388
 Average commission rate paid (d)          $0.0789  $0.0514         --
 Portfolio turnover                             94%     112%         92%
--------------------------------------------------------------------------

* Computed on an annualized basis.

(a) Reflects operations for the period from March 7, 1995 (date of initial public investment) to September 30, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)

THE VIRGINIA MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                       YEAR ENDED SEPTEMBER 30,
                                ----------------------------------------------
INVESTMENT SHARES                1997     1996     1995     1994        1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
PERIOD                           $10.68   $10.81   $10.26   $11.26      $10.46
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income             0.42     0.41     0.45     0.45        0.51
 Net realized and unrealized
 gain (loss) on investments        0.39    (0.13)    0.55    (0.92)       0.89
-------------------------------------------------------------------------------
Total from investment
operations                         0.81     0.28     1.00    (0.47)       1.40
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net
 investment income                (0.42)   (0.41)   (0.45)   (0.45)(e)   (0.51)
 Distributions from net
 realized gain on
 investments                        --       --       --     (0.06)      (0.09)
 Distributions in excess of
 net realized gain on
 investments (a)                    --       --       --     (0.02)        --
-------------------------------------------------------------------------------
Total distributions               (0.42)   (0.41)   (0.45)   (0.53)      (0.60)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD   $11.07   $10.68   $10.81   $10.26      $11.26
-------------------------------------------------------------------------------
TOTAL RETURN (B)                   7.74%    2.60%   10.00%   (4.25)%     13.49%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 Expenses                          1.36%    1.32%    1.17%    1.15%       0.90%
 Net investment income             3.87%    3.78%    4.32%    4.22%       4.68%
 Expense waiver/reimbursement
 (c)                                --      0.02%    0.22%    0.27%       0.50%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period
 (000 omitted)                  $58,881  $65,700  $70,572  $74,706     $63,492
 Portfolio turnover                  19%     129%      26%      29%         17%
-------------------------------------------------------------------------------
                                       YEAR ENDED SEPTEMBER 30,
                                ----------------------------------------------
TRUST SHARES                     1997     1996     1995     1994        1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
PERIOD                           $10.68   $10.81   $10.26   $11.26      $10.46
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income             0.45     0.44     0.48     0.48        0.53
 Net realized and unrealized
 gain (loss) on investments        0.39    (0.13)    0.55    (0.92)       0.89
-------------------------------------------------------------------------------
Total from investment
operations                         0.84     0.31     1.03    (0.44)       1.42
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net
 investment income                (0.45)   (0.44)   (0.48)   (0.48)(d)   (0.53)
 Distributions from net
 realized gain on
 investments                        --       --       --     (0.06)      (0.09)
 Distributions in excess of
 net realized gain on
 investments (a)                    --       --       --     (0.02)        --
-------------------------------------------------------------------------------
Total distributions               (0.45)   (0.44)   (0.48)   (0.56)      (0.62)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD   $11.07   $10.68   $10.81   $10.26      $11.26
-------------------------------------------------------------------------------
TOTAL RETURN (B)                   8.00%    2.86%   10.27%   (4.01%)     13.62%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 Expenses                          1.11%    1.06%    0.92%    0.90%       0.75%
 Net investment income             4.12%    4.03%    4.57%    4.47%       4.85%
 Expense waiver/reimbursement
 (c)                                --      0.02%    0.22%    0.27%       0.50%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period
 (000 omitted)                  $19,891  $28,110  $33,670  $34,165     $41,204
 Portfolio turnover                  19%     129%      26%      29%         17%
-------------------------------------------------------------------------------

(a) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Amount includes distributions to shareholders in excess of net investment income of $0.0002 per share.
(e) Amount includes distributions to shareholders in excess of net investment income of $0.0001 per share.
(See Notes which are an integral part of the Financial Statements)


THE MARYLAND MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                         YEAR ENDED SEPTEMBER 30,
                                  --------------------------------------------
INVESTMENT SHARES                  1997     1996     1995     1994      1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
PERIOD                             $10.56   $10.69   $10.17   $11.24    $10.39
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income               0.37     0.38     0.40     0.45      0.49
 Net realized and unrealized
 gain (loss) on investments          0.35    (0.13)    0.54    (0.97)     0.85
-------------------------------------------------------------------------------
Total from investment operations     0.72     0.25     0.94    (0.52)     1.34
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net
 investment income                  (0.37)   (0.38)   (0.40)   (0.45)    (0.49)
 Distributions from net realized
 gain on investments                  --       --     (0.02)   (0.10)      --
-------------------------------------------------------------------------------
Total distributions                 (0.37)   (0.38)   (0.42)   (0.55)    (0.49)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $10.91   $10.56   $10.69   $10.17    $11.24
-------------------------------------------------------------------------------
TOTAL RETURN (A)                     6.92%    2.36%    9.81%   (4.74%)   13.24%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 Expenses                            1.69%    1.43%    1.24%    1.17%     1.00%
 Net investment income               3.45%    3.57%    4.24%    4.22%     4.50%
 Expense waiver/reimbursement
 (b)                                  --      0.25%    0.44%    0.51%     0.77%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period (000
 omitted)                         $27,786  $31,284  $32,172  $34,580   $33,907
 Portfolio turnover                    13%     138%      21%      27%       23%
-------------------------------------------------------------------------------
                                         YEAR ENDED SEPTEMBER 30,
                                  --------------------------------------------
TRUST SHARES                       1997     1996     1995     1994      1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
PERIOD                             $10.56   $10.69   $10.17   $11.24    $10.39
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income               0.40     0.41     0.42     0.48      0.50
 Net realized and unrealized
 gain (loss)
 on investments                      0.35    (0.13)    0.54    (0.97)     0.85
-------------------------------------------------------------------------------
Total from investment operations     0.75     0.28     0.96    (0.49)     1.35
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net
 investment income                  (0.40)   (0.41)   (0.42)   (0.48)    (0.50)
 Distributions from net realized
 gain on investments                  --       --     (0.02)   (0.10)      --
-------------------------------------------------------------------------------
Total distributions                 (0.40)   (0.41)   (0.44)   (0.58)    (0.50)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $10.91   $10.56   $10.69   $10.17    $11.24
-------------------------------------------------------------------------------
TOTAL RETURN (A)                     7.19%    2.61%   10.09%   (4.50%)   13.37%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 Expenses                            1.44%    1.18%    0.99%    0.92%     0.86%
 Net investment income               3.70%    3.82%    4.49%    4.46%     4.64%
 Expense waiver/reimbursement
 (b)                                  --      0.25%    0.44%    0.51%     0.77%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period (000
 omitted)                          $5,683   $8,889   $9,447  $11,301   $12,014
 Portfolio turnover                    13%     138%      21%      27%       23%
-------------------------------------------------------------------------------

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


THE TREASURY MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                        YEAR ENDED SEPTEMBER 30,
                              ------------------------------------------------
INVESTMENT SHARES               1997      1996      1995      1994      1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                       $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income            0.05      0.05      0.05      0.03      0.02
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net
 investment income               (0.05)    (0.05)    (0.05)    (0.03)    (0.02)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
PERIOD                          $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
-------------------------------------------------------------------------------
TOTAL RETURN (A)                  4.58%     4.67%     4.98%     2.90%     2.52%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 Expenses                         0.98%     0.90%     0.85%     0.84%     0.70%
 Net investment income            4.49%     4.49%     4.92%     3.05%     2.47%
 Expense
 waiver/reimbursement (b)         0.01%     0.09%     0.10%     0.18%     0.20%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period
 (000 omitted)                $121,299  $146,161   $39,363   $21,883   $20,382
-------------------------------------------------------------------------------
                                        YEAR ENDED SEPTEMBER 30,
                              ------------------------------------------------
TRUST SHARES                    1997      1996      1995      1994      1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                       $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income            0.05      0.05      0.05      0.03      0.03
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net
 investment income               (0.05)    (0.05)    (0.05)    (0.03)    (0.03)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
PERIOD                          $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
-------------------------------------------------------------------------------
TOTAL RETURN (A)                  4.84%     4.89%     5.24%     3.16%     2.64%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 Expenses                         0.73%     0.65%     0.60%     0.59%     0.58%
 Net investment income            4.74%     4.81%     5.17%     3.30%     2.60%
 Expense
 waiver/reimbursement (b)         0.01%     0.06%     0.10%     0.18%     0.20%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period
 (000 omitted)                $196,450  $226,978  $208,656  $304,285  $152,921
-------------------------------------------------------------------------------

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


THE MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                        YEAR ENDED SEPTEMBER 30,
                              ------------------------------------------------
INVESTMENT SHARES               1997      1996      1995      1994      1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                       $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income            0.05      0.05      0.05      0.03      0.03
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net
 investment income               (0.05)    (0.05)    (0.05)    (0.03)    (0.03)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
PERIOD                          $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
-------------------------------------------------------------------------------
TOTAL RETURN (A)                  4.67%     4.91%     5.11%     3.10%     2.77%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 Expenses                         0.97%     0.73%     0.80%     0.80%     0.64%
 Net investment income            4.57%     4.77%     5.04%     3.07%     2.68%
 Expense
 waiver/reimbursement (b)         0.02%     0.23%     0.21%     0.25%     0.30%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period
 (000 omitted)                 $77,220   $83,525   $41,813   $15,236    $9,905
-------------------------------------------------------------------------------
                                        YEAR ENDED SEPTEMBER 30,
                              ------------------------------------------------
TRUST SHARES                    1997      1996      1995      1994      1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                       $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
INCOME FROM INVESTMENT
OPERATIONS
 Net investment income            0.05      0.05      0.05      0.03      0.03
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net
 investment income               (0.05)    (0.05)    (0.05)    (0.03)    (0.03)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
PERIOD                          $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
-------------------------------------------------------------------------------
TOTAL RETURN (A)                  4.93%     5.04%     5.36%     3.35%     2.89%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 Expenses                         0.72%     0.60%     0.57%     0.55%     0.50%
 Net investment income            4.81%     4.93%     5.27%     3.25%     2.83%
 Expense
 waiver/reimbursement (b)         0.02%     0.12%     0.19%     0.25%     0.30%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period
 (000 omitted)                $164,290  $160,675  $173,761  $132,445  $134,397
-------------------------------------------------------------------------------

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

THE TAX-FREE MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                         YEAR ENDED SEPTEMBER 30,
                                      ----------------------------------
INVESTMENT SHARES                      1997     1996     1995    1994(A)
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $ 1.00   $ 1.00   $ 1.00   $ 1.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income                   0.03     0.03     0.03     0.01
----------------------------------------------------------------------------
LESS DISTRIBUTIONS
 Distributions from net investment
 income                                 (0.03)   (0.03)   (0.03)   (0.01)
----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD         $ 1.00   $ 1.00   $ 1.00   $ 1.00
----------------------------------------------------------------------------
TOTAL RETURN (B)                         2.83%    3.01%    3.53%    0.45%
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 Expenses                                0.79%    0.56%    0.39%    0.36%(c)
 Net investment income                   2.79%    2.95%    3.55%    2.65%(c)
 Expense waiver/reimbursement (d)        0.16%    0.20%    0.56%    0.70%(c)
----------------------------------------------------------------------------
SUPPLEMENTAL DATA
 Net assets, end of period (000
 omitted)                             $57,370  $52,499  $81,977  $21,967
----------------------------------------------------------------------------

(a) Reflects operations for the period from July 27, 1994 (date of initial public investment) to September 30, 1994.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) Computed on an annualized basis.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

THE VIRTUS FUNDS NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1997
-------------------------------------------------------------------------------

(1) ORGANIZATION

The Virtus Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of eight portfolios (individually referred to as the "Fund", or collectively as the "Funds"). All Funds, except The Style Manager Fund and The Tax-Free Money Market Fund are offered in two classes of shares: Trust Shares and Investment Shares. The Style Manager Fund and The Tax-Free Money Market Fund are presented as Investment Shares for financial statement purposes. The following portfolios comprise the Trust:

              PORTFOLIO NAME                           INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------
  The U.S. Government Securities Fund       Current Income
  ("Government Securities Fund") (d)
------------------------------------------------------------------------------------------
  The Style Manager: Large Cap Fund         Growth of capital and income
  (" Large Cap Fund") (d)
------------------------------------------------------------------------------------------
  The Style Manager Fund ("Style Manager    Growth of capital
  Fund") (d)
------------------------------------------------------------------------------------------
  The Virginia Municipal Bond Fund Current income exempt from federal regular
  ("Virginia Municipal Bond Fund") (n) income tax and the personal income tax imposed
                                            by the Commonwealth of Virginia
------------------------------------------------------------------------------------------
  The Maryland Municipal Bond Fund Current income exempt from federal regular
  ("Maryland Municipal Bond Fund") (n) income tax and the personal income tax imposed
                                            by the State of Maryland
------------------------------------------------------------------------------------------
  The Treasury Money Market Fund            Current income consistent with stability of
  ("Treasury Money Market Fund") (d)        principal
------------------------------------------------------------------------------------------
  The Money Market Fund                     Current income consistent with stability of
  ("Money Market Fund") (d)                 principal
------------------------------------------------------------------------------------------
  The Tax-Free Money Market Fund Current income exempt from federal income tax
  ("Tax-Free Money Market Fund") (d) consistent with stability of principal

(d) Diversified
(n) Non-diversified

The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

On June 24, 1996, the Large Cap Fund acquired all the net assets of the Blanchard American Equity Fund ("Acquired Fund") pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The acquisition was accomplished by a tax-free exchange of 695,476 shares of the Large Cap Fund (valued at $9,245,652) for the 845,351 shares of the Acquired Fund outstanding on June 21, 1996. The Acquired Fund's net assets of $9,245,652, which consisted of $7,444,690 of Paid in Capital and $2,066,228 of unrealized appreciation, were combined at that date with those of the Large Cap Fund. The aggregate net assets of the Large Cap Fund and the Acquired Fund immediately before the acquisition were $92,855,251 and $9,245,652, respectively.

On April 21, 1997, the Large Cap Fund acquired all the net assets of the Blanchard Capital Growth Fund ("Acquired Fund") pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The acquisition was accomplished by a tax-free exchange of 113,473 shares of the Large Cap Fund (valued at $1,509,197) for the 202,789 shares of the Acquired Fund outstanding on April 18, 1997. The Acquired Fund's net assets of $1,509,197, which consisted of $1,319,703 of Paid in Capital and $271,223 of unrealized appreciation, were combined at that date with those of the Large Cap Fund. The aggregate net assets of the Large Cap Fund and the Acquired Fund immediately before the acquisition were $91,970,866 and $1,509,197, respectively.


THE VIRTUS FUNDS
-------------------------------------------------------------------------------

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

   INVESTMENT VALUATIONS--Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. The Funds use the amortized cost method to value portfolio securities in accordance with Rule 2a-7 under the Act. For fluctuating net asset value Funds within the Trust, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end investment companies are valued at net asset value.

  REPURCHASE AGREEMENTS--It is the policy of the Funds to require a custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

  The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

  INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code").

  FEDERAL TAXES--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

  At September 30, 1997, Government Securities Fund, Virginia Municipal Bond Fund, and Maryland Municipal Bond Fund, for federal tax purposes, each had a capital loss carryforward, as noted below. These capital loss carryforwards will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

  FUNDS                        TOTAL TAX LOSS CARRYFORWARD
                               ---------------------------
  Government Securities Fund           $14,431,018
  Virginia Municipal Bond Fund         $   178,797
  Maryland Municipal Bond Fund         $   351,799


THE VIRTUS FUNDS
-------------------------------------------------------------------------------

  Pursuant to the Code, such capital loss carryforwards will expire as follows:

       GOVERNMENT SECURITIES FUND            VIRGINIA MUNICIPAL BOND FUND
   -------------------------------------  ------------------------------------
   EXPIRATION YEAR    EXPIRATION AMOUNT   EXPIRATION YEAR   EXPIRATION AMOUNT
   ---------------    -----------------   ---------------   -----------------
        2003              9,742,636            2004              178,797
        2004              1,378,030
        2005              3,310,352

          MARYLAND MUNICIPAL BOND FUND
   ----------------------------------------------
   EXPIRATION YEAR             EXPIRATION AMOUNT
   ---------------             -----------------

        2004                        351,799

  Additionally, net capital losses, as noted below, attributable to security transactions incurred after September 30, 1996 are treated as arising on October 1, 1997 the first day of the Funds' next taxable year.

    FUND                                            TOTAL TAX LOSS PUSHFORWARD
    --------------------------                      --------------------------
    Government Securities Fund                              $3,736,134

  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  DEFERRED EXPENSES--The costs incurred by each Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from each Fund's commencement date.

  USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  OTHER--Investment transactions are accounted for on the trade date.


THE VIRTUS FUNDS
--------------------------------------------------------------------------------

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At September 30, 1997, Treasury Money Market Fund, Money Market Fund, and Tax-Free Money Market Fund, capital paid-in aggregated $317,749,268, $241,510,750, and $57,369,580, respectively. Transactions in shares were as follows:

                                  GOVERNMENT
                                SECURITIES FUND           LARGE CAP FUND
                            ------------------------  ------------------------
FOR THE YEAR ENDED
SEPTEMBER 30, 1997:           SHARES      DOLLARS       SHARES      DOLLARS
--------------------------  ----------  ------------  ----------  ------------
INVESTMENT SHARES:
--------------------------
Shares sold                  1,348,256  $ 13,371,271     878,296  $ 12,745,846
--------------------------
Shares issued in
connection with the
acquisition                         --            --     113,473     1,509,197
--------------------------
Shares issued to
shareholders in payment of
distributions declared         544,149     5,396,169     640,836     8,496,790
--------------------------
Shares redeemed             (3,077,778)  (30,479,752) (1,098,303)  (16,038,717)
--------------------------  ----------  ------------  ----------  ------------
Net change resulting from
Investment Share
transactions                (1,185,373) $(11,712,312)    534,302  $  6,713,116
--------------------------  ----------  ------------  ----------  ------------
TRUST SHARES:
--------------------------
Shares sold                    966,507  $  9,589,726      64,549  $  4,455,821
--------------------------
Shares issued to
shareholders in payment of
distributions declared              --             4     324,411       856,430
--------------------------
Shares redeemed             (3,705,430)  (36,748,558) (1,219,486)  (17,210,160)
--------------------------  ----------  ------------  ----------  ------------
Net change resulting from
Trust Share transactions    (2,738,923)  (27,158,828)   (830,526)  (11,897,909)
--------------------------  ----------  ------------  ----------  ------------
Net change resulting from
Fund Share transactions     (3,924,296) $(38,871,140)   (296,224) $ (5,184,793)
--------------------------  ----------  ------------  ----------  ------------

                                  GOVERNMENT
                                SECURITIES FUND           LARGE CAP FUND
                            ------------------------  ------------------------
FOR THE YEAR ENDED
SEPTEMBER 30, 1996:           SHARES      DOLLARS       SHARES      DOLLARS
--------------------------  ----------  ------------  ----------  ------------
INVESTMENT SHARES:
--------------------------
Shares sold                  2,763,200  $ 27,838,858     965,024  $ 12,986,255
--------------------------
Shares issued in
connection with the
acquisition                         --            --     695,147     9,245,450
--------------------------
Shares issued to
shareholders in payment of
distributions declared         611,870     6,142,678     379,876     4,969,161
--------------------------
Shares redeemed             (2,935,461)  (29,411,819)   (913,112)  (13,464,743)
--------------------------  ----------  ------------  ----------  ------------
Net change resulting from
Investment Share
transactions                   439,609  $  4,569,717   1,126,935  $ 13,736,123
--------------------------  ----------  ------------  ----------  ------------
TRUST SHARES:
--------------------------
Shares sold                  1,853,668  $ 18,616,622     395,754  $  5,277,407
--------------------------
Shares issued to
shareholders in payment of
distributions declared               1             3      38,987       509,088
--------------------------
Shares redeemed             (3,875,084)  (38,751,898) (1,282,606)  (18,012,908)
--------------------------  ----------  ------------  ----------  ------------
Net change resulting from
Trust Share transactions    (2,021,415)  (20,135,273)   (847,865)  (12,226,413)
--------------------------  ----------  ------------  ----------  ------------
Net change resulting from
Fund Share transactions     (1,581,806) $(15,565,556)    279,070  $ (1,509,710)
--------------------------  ----------  ------------  ----------  ------------


THE VIRTUS FUNDS
--------------------------------------------------------------------------------

                                                     STYLE MANAGER FUND
                                                   ------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1997:               SHARES      DOLLARS
-------------------------------------------------  ----------  ------------
INVESTMENT SHARES:
-------------------------------------------------
Shares sold                                         3,251,568  $ 40,136,505
-------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                383,514     4,503,897
-------------------------------------------------
Shares redeemed                                    (4,107,368)  (50,985,728)
-------------------------------------------------  ----------  ------------
Net change resulting from Fund Share transactions    (472,286) $ (6,345,326)
-------------------------------------------------  ----------  ------------
FOR THE YEAR ENDED SEPTEMBER 30, 1996:               SHARES      DOLLARS
-------------------------------------------------  ----------  ------------
INVESTMENT SHARES:
-------------------------------------------------
Shares sold                                         1,489,971   $16,506,045
-------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                863,431     9,243,789
-------------------------------------------------
Shares redeemed                                    (3,397,734)  (37,724,499)
-------------------------------------------------  ----------  ------------
Net change resulting from Fund Share transactions  (1,044,332) $(11,974,665)
-------------------------------------------------  ----------  ------------

                                 VIRGINIA MUNICIPAL       MARYLAND MUNICIPAL
                                      BOND FUND               BOND FUND
                               ------------------------  ---------------------
FOR THE YEAR ENDED SEPTEMBER     SHARES      DOLLARS      SHARES     DOLLARS
30, 1997:                      ----------  ------------  --------  -----------
-----------------------------
INVESTMENT SHARES:
-----------------------------
Shares sold                       509,188  $  5,533,656   192,865  $ 2,067,713
-----------------------------
Shares issued to shareholders
in payment of distributions
declared                          173,844     1,888,518    71,862      770,265
-----------------------------
Shares redeemed                (1,515,555)  (16,472,000) (679,110)  (7,269,728)
-----------------------------  ----------  ------------  --------  -----------
Net change resulting from
Investment Share transactions    (832,523) $ (9,049,826) (414,383) $(4,431,750)
-----------------------------  ----------  ------------  --------  -----------
TRUST SHARES:
-----------------------------
Shares sold                       120,060  $  1,306,439    59,419  $   640,330
-----------------------------
Shares issued to shareholders
in payment of distributions
declared                               --            --        --           --
-----------------------------
Shares redeemed                  (955,166)  (10,316,539) (380,036)  (4,057,731)
-----------------------------  ----------  ------------  --------  -----------
Net change resulting from
Trust Share transactions         (835,106)   (9,010,100) (320,617)  (3,417,401)
-----------------------------  ----------  ------------  --------  -----------
Net change resulting from
Fund Share transactions        (1,667,629) $(18,059,926) (735,000) $(7,849,151)
-----------------------------  ----------  ------------  --------  -----------


THE VIRTUS FUNDS
--------------------------------------------------------------------------------

                                 VIRGINIA MUNICIPAL       MARYLAND MUNICIPAL
                                      BOND FUND               BOND FUND
                               ------------------------  ---------------------
FOR THE YEAR ENDED               SHARES      DOLLARS      SHARES     DOLLARS
SEPTEMBER 30, 1996:            ----------  ------------  --------  -----------
-----------------------------
INVESTMENT SHARES:
-----------------------------
Shares sold                     1,022,563  $ 11,073,171   574,103  $ 6,142,806
-----------------------------
Shares issued to shareholders
in payment of distributions
declared                          184,796     1,997,026    92,527      989,879
-----------------------------
Shares redeemed                (1,580,634)  (17,022,733) (712,478)  (7,557,624)
-----------------------------  ----------  ------------  --------  -----------
Net change resulting from
Investment Share transactions    (373,275) $ (3,952,536)  (45,848)   $(424,939)
-----------------------------  ----------  ------------  --------  -----------
TRUST SHARES:
-----------------------------
Shares sold                       468,285  $  5,052,529   209,103  $ 2,221,208
-----------------------------
Shares issued to shareholders
in payment of distributions
declared                               --            --        --           --
-----------------------------
Shares redeemed                  (950,703)  (10,211,940) (252,990)  (2,690,009)
-----------------------------  ----------  ------------  --------  -----------
Net change resulting from
Trust Share transactions         (482,418)   (5,159,411)  (43,887)    (468,801)
-----------------------------  ----------  ------------  --------  -----------
Net change resulting from
Fund Share transactions          (855,693) $ (9,111,947)  (89,735) $  (893,740)
-----------------------------  ----------  ------------  --------  -----------

                               TREASURY MONEY
                                 MARKET FUND                MONEY MARKET FUND
                         ----------------------------  ----------------------------
                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                         SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                             1997           1996           1997           1996
                         -------------  -------------  -------------  -------------
INVESTMENT SHARES:
-----------------------
Shares sold                67,174,914     92,237,108     92,778,441    144,072,045
-----------------------
Shares issued in
connection with the
Acquisition                        --    122,108,127             --             --
-----------------------
Shares issued to
shareholders in payment
of distributions
declared                    5,621,028      4,898,438      3,617,167      3,626,655
-----------------------
Shares redeemed           (97,657,884)  (112,278,779)  (102,699,797)  (105,987,535)
-----------------------  ------------   ------------   ------------   ------------
Net change resulting
from Investment Share
transactions              (24,861,942)   106,964,894     (6,304,189)    41,711,165
-----------------------  ------------   ------------   ------------   ------------
TRUST SHARES:
-----------------------
Shares sold               656,686,607    567,506,731    525,853,059    432,856,190
-----------------------
Shares issued to
shareholders in payment
of distributions
declared                            3              3              3              3
-----------------------
Shares redeemed          (687,214,445)  (549,184,891)  (522,237,956)  (445,941,838)
-----------------------  ------------   ------------   ------------   ------------
Net change resulting
from Trust Share
transactions              (30,527,835)    18,321,843      3,615,106    (13,085,645)
-----------------------  ------------   ------------   ------------   ------------
Net change resulting
from Fund Share
transactions              (55,389,777)   125,286,737     (2,689,083)    28,625,520
-----------------------  ------------   ------------   ------------   ------------

THE VIRTUS FUNDS
-------------------------------------------------------------------------------

                                                   TAX-FREE MONEY MARKET FUND
                                                   ----------------------------
                                                    YEAR ENDED     YEAR ENDED
                                                   SEPTEMBER 30,  SEPTEMBER 30,
                                                       1997           1996
                                                   -------------  -------------
INVESTMENT SHARES:
-------------------------------------------------
Shares sold                                         315,423,874    389,800,080
-------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                  417,624        459,305
-------------------------------------------------
Shares redeemed                                    (310,970,825)  (419,737,938)
-------------------------------------------------  ------------   ------------
Net change resulting from Fund Share transactions     4,870,673    (29,478,553)
-------------------------------------------------  ------------   ------------

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Virtus Capital Management, Inc., the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets (see below).

 FUND                          ANNUAL RATE
 ----------------------------  -----------
 Government Securities Fund         0.75%
 Large Cap Fund                     0.75%
 Style Manager Fund                 1.25%
 Virginia Municipal Bond Fund       0.75%
 Maryland Municipal Bond Fund       0.75%
 Treasury Money Market Fund         0.50%
 Money Market Fund                  0.50%
 Tax-Free Money Market Fund         0.50%

The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Effective October 22, 1996 the Adviser increased its annual fee to 1.25% on the Style Manager Fund.

Effective October 22, 1996 the Adviser entered into a sub-advisory agreement with Trend Capital Management ("Trend") on behalf of the Style Manager Fund and Large Cap Fund. Under the terms of a sub-advisory agreement between the Adviser and Trend, with respect to the Style Manager Fund, the Adviser will pay Trend an annual fee as follows: (a) an amount equal to .10% of the first $60 million of the Fund's average daily net assets; and (b) with respect to average daily net assets of the Fund in excess of $60 million, an amount equal to (i) one-third of the Adviser's advisory fee to the extent that such advisory fee is less than or equals 1% of the Fund's average daily net assets (but not to exceed .25% of the Fund's average daily net assets); plus (ii) to the extent that the annual advisory fee exceeds 1% of the Fund's average daily net assets, an additional amount equal to two-thirds of such excess. With respect to the Large Cap Fund, the Adviser will pay Trend an amount equal to .15% of the first $100 million of the Fund's average daily net assets; and .33 1/3% of the Fund's average daily net assets in excess of $100 million. Trend may voluntarily choose to reduce its compensation. Trend can modify of terminate this voluntary reduction at any time at its sole discretion.

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS"), under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to FAS is based on the level of average aggregate daily net assets of the Trust, the Blanchard Precious Metals Fund, Inc., and the Blanchard Funds, all of which are advised by the Adviser. The administrative fee received during any fiscal year shall be at least $50,000 per Fund. With respect to the Style Manager Fund and the Tax-Free Money Market Fund, the fee shall be at least $75,000.

DISTRIBUTION SERVICES FEE--The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, each Fund will reimburse Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of the Funds' Investment Shares. The Plan provides that the Funds may incur distribution expenses up to 0.25 % of the average daily net assets of the Investment Shares, annually, to reimburse FSC. The Tax-Free Money Market Fund and the Style Manager Fund will not accrue or pay any distribution expenses pursuant to the Plan until a second class of shares has been created for certain institutional investors.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ also maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

CUSTODIAN FEES--Signet Trust Company is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES--Organizational expenses were borne initially by FAS. The Funds have agreed to reimburse FAS for the organizational expenses during the five year period following each Fund's effective date. For the year ended September 30, 1997, the following amounts were paid pursuant to this agreement:

                                                                  AMOUNT REIMBURSED
                                                                    TO FAS FOR THE
                                      EXPENSES OF                     YEAR ENDED
 FUND                             ORGANIZING THE FUND             SEPTEMBER 30, 1997
 --------------------------       -------------------             ------------------
 Style Manager Fund                     $28,773                         $4,620
 Tax-Free Money Market Fund             $17,883                         $2,933

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 1997, were as follows:

FUND                           PURCHASES      SALES
                              ------------ ------------
Government Securities Fund    $138,698,434 $175,501,963
Large Cap Fund                  55,144,492   73,658,378
Style Manager Fund              61,085,310   70,071,792
Virginia Municipal Bond Fund    15,978,372   33,799,963
Maryland Municipal Bond Fund     4,638,966   13,686,700

(6) CONCENTRATION OF CREDIT RISK

Since Virginia Municipal Bond Fund and Maryland Municipal Bond Fund invest a substantial portion of their assets in issuers located in one state, they will be more susceptible to factors adversely affecting issuers of those states than would be a comparable general tax-exempt mutual fund. In order to reduce the credit risk associated with such factors, at September 30, 1997, 39% of the securities in Virginia Municipal Bond Fund's portfolio of investments were backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The value of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 11% of total investments. At September 30, 1997, 20% of the securities in Maryland Municipal Bond Fund's portfolio of investments were backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The value of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 9% of total investments.


THE VIRTUS FUNDS
-------------------------------------------------------------------------------

(7) PROPOSED FUND MERGER

On July 18, 1997, Signet Banking Corporation ("Signet") entered into a definitive Agreement and Plan of Reorganization whereby Signet was acquired by First Union Corporation ("First Union"). It is anticipated that the merger will be consummated on or about November 28, 1997.

As a result of this merger, First Union will succeed to the investment advisory and functions formerly performed for the funds by various units of Signet and various unaffiliated parties.

The Board of Trustees of the Trust has approved an Agreement and Plan of Reorganization pursuant to which, on or about February 27, 1998, all of the assets, and certain liabilities of the Funds would be acquired in exchange for shares of a similarly managed fund (the "Acquiring Fund") that is advised by affiliates of First Union. The reorganizations would result in the liquidation and termination of the Funds. Pursuant to the reorganizations, shareholders of the Funds will receive, tax-free, the number of shares of the acquiring fund having a value equal to the value of their shares immediately prior to the reorganizations. Consummation of the reorganizations is subject to approval of the shareholders of the Funds.


THE VIRTUS FUNDS
INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of The Virtus Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Virtus Funds (comprising the following portfolios: The U.S. Government Securities Fund, The Style Manager: Large Cap Fund, The Style Manager Fund, The Virginia Municipal Bond Fund, The Maryland Municipal Bond Fund, The Treasury Money Market Fund, The Money Market Fund, and The Tax-Free Money Market Fund) as of September 30, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1997 and 1996, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at September 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Virtus Funds as of September 30, 1997, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

As more fully described in Note 7, in November, 1997 the Funds are expected to enter into an Agreement and Plan of Reorganization, pursuant to which (subject to Fund shareholder approval) on or about February 27, 1998, all of the assets, and certain liabilities of the Funds would be acquired in exchange for shares of similarly managed funds that are advised by affiliates of First Union Corporation. The reorganization would result in the liquidation and termination of the Funds.

Deloitte & Touche LLP
Pittsburgh, Pennsylvania
November 7, 1997


TRUSTEES                              OFFICERS
--------------------------------------------------------------------------------

John F. Donahue                       John F. Donahue
Thomas G. Bigley                         Chairman
John T. Conroy, Jr.                   Edward C. Gonzales
William J. Copeland                      President and Treasurer
James E. Dowd                         J. Christopher Donahue
Lawrence D. Ellis, M.D.                  Executive Vice President
Edward L. Flaherty, Jr.               John W. McGonigle
Edward C. Gonzales                       Executive Vice President and
Peter E. Madden                          Secretary
John E. Murray, Jr.                   Joseph S. Machi
Wesley W. Posvar                         Vice President and Assistant
Marjorie P. Smuts                        Treasurer
                                      Richard B. Fisher
                                         Vice President
                                      C. Grant Anderson
                                         Assistant Secretary


This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus which contains facts concerning their objective and policies, management fees, expenses and other information.




                          Cusip 927913608     Cusip 927913855  Cusip 927913400
                          Cusip 927913707     Cusip 927913848  Cusip 927913301
                          Cusip 927913863     Cusip 927913830  Cusip 927913889
                          Cusip 927913871     Cusip 927913509  Cusip 927913103
                          Cusip 927913806                      Cusip 927913202


                                                             G00716-01 (11/97)




THE VIRTUS FUNDS APPENDIX


A. The graphic presentation here displayed consists of a line graph titled "Growth of $10,000 Invested in The U.S. Government Securities Fund-Investment Shares (the "Fund"). The corresponding components of the line graph are listed underneath. The Fund is represented by a broken line. The Lehman Brothers Intermediate Government Bond Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and The Lehman Brothers Intermediate Government Bond Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 10/16/90 through 9/30/97. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to The Lehman Brothers Intermediate Government Bond Index; the ending values are $16,120 and $16,983, respectively.

B. The graphic presentation here displayed consists of a line graph titled "Growth of $10,000 Invested in The U.S. Government Securities Fund-Trust Shares (the "Fund"). The corresponding components of the line graph are listed underneath. The Fund is represented by a broken line. The Lehman Brothers Intermediate Government Bond Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and The Lehman Brothers Intermediate Government Bond Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 10/16/90 through 9/30/97. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to The Lehman Brothers Intermediate Government Bond Index; the ending values are $16,301 and $16,983, respectively.

C. The graphic presentation here displayed consists of a line graph titled "Growth of $10,000 Invested in The Style Manager: Large Cap Fund-Investment Shares (the "Fund"). The corresponding components of the line graph are listed underneath. The Fund is represented by a broken line. The Standard & Poor's 500 Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and The Standard & Poor's 500 Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 10/16/90 through 9/30/97. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Standard & Poor's 500 Index; the ending values are $24,937 and $37,387, respectively.

D. The graphic presentation here displayed consists of a line graph titled "Growth of $10,000 Invested in The Style Manager: Large Cap Fund-Trust Shares (the "Fund"). The corresponding components of the line graph are listed underneath. The Fund is represented by a broken line. The Standard & Poor's 500 Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and The Standard & Poor's 500 Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 10/16/90 through 9/30/97. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Standard & Poor's 500 Index; the ending values are $25,208 and $37,387, respectively.

E. The graphic presentation here displayed consists of a line graph titled "Growth of $10,000 Invested in The Style Manager Fund (the "Fund"). The corresponding components of the line graph are listed underneath. The Fund is represented by a broken line. The Standard & Poor's 500 Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and The Standard & Poor's 500 Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 3/7/95 through 9/30/97. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Standard & Poor's 500 Index; the ending values are $18,536 and $20,576, respectively.

F. The graphic presentation here displayed consists of a line graph titled "Growth of $10,000 Invested in The Virginia Municipal Bond Fund-Investment Shares (the "Fund"). The corresponding components of the line graph are listed underneath. The Fund is represented by a broken line. The Lehman Brothers 10 Year Municipal Bond Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and The Lehman Brothers 10 Year Municipal Bond Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 10/24/90 through 9/30/97. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Lehman Brothers 10 Year Municipal Bond Index; the ending values are $15,433 and $17,493, respectively.

G. The graphic presentation here displayed consists of a line graph titled "Growth of $10,000 Invested in The Virginia Municipal Bond Fund-Trust Shares (the "Fund"). The corresponding components of the line graph are listed underneath. The Fund is represented by a broken line. The Lehman Brothers 10 Year Municipal Bond Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and The Lehman Brothers 10 Year Municipal Bond Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 10/24/90 through 9/30/97. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Lehman Brothers 10 Year Municipal Bond Index; the ending values are $15,605 and $17,493, respectively.

H. The graphic presentation here displayed consists of a line graph titled "Growth of $10,000 Invested in The Maryland Municipal Bond Fund-Investment Shares (the "Fund"). The corresponding components of the line graph are listed underneath. The Fund is represented by a broken line. The Lehman Brothers 10 Year Municipal Bond Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and The Lehman Brothers 10 Year Municipal Bond Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 10/30/90 through 9/30/97. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Lehman Brothers 10 Year Municipal Bond Index; the ending values are $14,974 and $17,493, respectively.

I. The graphic presentation here displayed consists of a line graph titled "Growth of $10,000 Invested in The Maryland Municipal Bond Fund-Trust Shares (the "Fund"). The corresponding components of the line graph are listed underneath. The Fund is represented by a broken line. The Lehman Brothers 10 Year Municipal Bond Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and The Lehman Brothers 10 Year Municipal Bond Index. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the Fund's start of performance, 10/30/90 through 9/30/97. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Lehman Brothers 10 Year Municipal Bond Index; the ending values are $15,142 and $17,493, respectively.

                             EVERGREEN EQUITY TRUST


                                     PART C

                                OTHER INFORMATION


Item 15.          Indemnification.

         The response to this item is incorporated by reference to "Liability and Indemnification of Trustees" under the caption "Comparative Information on Shareholders' Rights" in Part A of this Registration Statement.

Item 16.          Exhibits:

1. Declaration of Trust. Incorporated by reference to Evergreen Equity Trust's Registration Statement on Form N-1A filed on October 8, 1997 - Registration No. 333-37453 ("Form N-1A Registration Statement")

2. Bylaws. Incorporated by reference to the Form N-1A Registration Statement.

3. Not applicable.

4. Agreement and Plan of Reorganization. Exhibit A to Prospectus contained in Part A of this Registration Statement.

5. Declaration of Trust of Evergreen Equity Trust Articles II., III.(6)(c), IV.(3), IV.(8), V., VI., VII., VIII. and By-Laws
Articles II., III. and VIII.

6(a). Form of Investment Advisory Agreement between First Union National Bank and Evergreen Equity Trust. Incorporated by reference to the Form N-1A Registration Statement.

6(b).           Form of Interim Investment Advisory Agreement.  Exhibit
B to Prospectus contained in Part A of this Registration
Statement.

6(c).           Form of Interim Sub-Advisory Agreement.  Exhibit C to
Prospectus contained in Part A of this Registration Statement.

7(a).           Distribution Agreement between Evergreen Distributor,
Inc. and Evergreen Equity Trust. Incorporated by reference to the Form N-1A Registration Statement.

7(b).  Form of Dealer  Agreement for Class A, Class B and Class C shares used by
Evergreen  Distributor,   Inc.  Incorporated  by  reference  to  the  Form  N-1A
Registration Statement.

8. Deferred Compensation Plan. Incorporated by reference to the Form N-1A Registration Statement.

9. Custody Agreement between State Street Bank and Trust Company and Evergreen Equity Trust. Incorporated by reference to the Form N-1A Registration Statement.

10(a). Rule 12b-1 Distribution Plan. Incorporated by reference to the Form N-1A Registration Statement.

10(b).          Multiple Class Plan.  Incorporated by reference to the
Form N-1A Registration Statement.


11. Opinion and consent of Sullivan & Worcester LLP. Filed herewith.

12. Tax opinion and consent of Sullivan & Worcester LLP. Filed herewith.


13. Not applicable.

14(a). Consent of KPMG Peat Marwick LLP. Filed herewith.


14(b). Consent of Deloitte & Touche LLP. Filed herewith.


15. Not applicable.


16. Powers of Attorney. Previously filed.

      17.                  Form of Proxy Card.  Filed herewith.



Item 17.        Undertakings.

                (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

                (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                (3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel or copy of an Internal Revenue Service ruling supporting the tax consequences of the proposed Reorganization within a reasonable time after receipt of such opinion or ruling.

                                   SIGNATURES


                As required by the Securities Act of 1933, this Post- Effective Amendment No. 1 to the Registration Statement has been signed on behalf of the Registrant, in the City of New York and State of New York, on the 22nd day of December, 1997.

                                    EVERGREEN  EQUITY TRUST
                                    By:      /s/  William J. Tomco
                                             -----------------------
                                             Name:   William J. Tomko

                                             Title: President


                As required by the Securities Act of 1933, the following persons have signed this Post-Effective Amendment No. 1 to the Registration Statement in the capacities indicated on the 22nd day of December, 1997.


Signatures                                                    Title
----------                                                    -----


/s/William J.  Tomko                                          President and
-------------------                                           Treasurer
 William J.  Tomko


/s/Laurence B. Ashkin*                                        Trustee
---------------------
Laurence B. Ashkin

/s/Charles A. Austin III*                                     Trustee
-------------------------
Charles A. Austin III

/s/K. Dun Gifford*                                            Trustee
-----------------
K. Dun Gifford

/s/James S. Howell*                                           Trustee
------------------
James S. Howell

/s/Leroy Keith, Jr.*                                          Trustee
-------------------

Leroy Keith, Jr.

/s/Gerald M. McDonnell*                                       Trustee
----------------------
Gerald M. McDonnell

/s/Thomas L. McVerry*                                         Trustee
--------------------
Thomas L. McVerry

/s/William Walt Pettit*                                       Trustee
---------------------
William Walt Pettit

/s/David M. Richardson*                                       Trustee
----------------------
David M. Richardson

/s/Russell A. Salton III*                                     Trustee
-------------------------
Russell A. Salton III

/s/Michael S. Scofield*                                       Trustee
----------------------
Michael S. Scofield

/s/Richard J. Shima*                                          Trustee
-------------------
Richard J. Shima

* By:             /s/Martin J. Wolin
                  ------------------
                  Martin J. Wolin
                  Attorney-in-Fact

         Martin J. Wolin, by signing his name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons and included as Exhibit 16 to this Registration Statement.

                                INDEX TO EXHIBITS

N-14
EXHIBIT NO.


11                Opinion and Consent of Sullivan & Worcester LLP
12                Tax Opinion and Consent of Sullivan & Worcester LLP
14(a)             Consent of KPMG Peat Marwick LLP
14(b)             Consent of Deloitte & Touche LLP
17                Form of Proxy
--------------------